                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07462

                                WM Variable Trust
               (Exact name of registrant as specified in charter)

                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
               (Address of principal executive offices) (Zip code)

                                Jeffrey L. Lunzer
                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (206) 461-3800

                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS

[WM VARIABLE TRUST LOGO]

                                     ANNUAL REPORT
                                     December 31, 2004

                          WM VARIABLE TRUST
                                     VT Equity Funds
                                     VT Fixed-Income Funds
                                     VT Money Market Funds

    WM Variable Trust

      VT EQUITY FUNDS
      VT REIT Fund
      VT Equity Income Fund
      VT Growth & Income Fund
      VT West Coast Equity Fund
      VT Mid Cap Stock Fund
      VT Growth Fund
      VT Small Cap Value Fund
      VT Small Cap Growth Fund
      VT International Growth Fund

      VT FIXED-INCOME FUNDS
      VT Short Term Income Fund
      VT U.S. Government Securities Fund
      VT Income Fund

      VT MONEY FUNDS
      VT Money Market Fund

                    At the WM Group of Funds, our passion is piecing together individual investments into comprehensive portfolios to make your financial plan more effective.

The WM Variable Trust (VT) Funds may not be purchased directly, but are currently available through the WM Strategic Asset Manager and the WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified Strategies (III) variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified Strategies (III) (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They may also be available through other select variable insurance products and retirement plans. The VT Funds may not have been available for sale for all products for the time periods shown on pages 6-30.

Withdrawals made prior to age 59 1/2 may be subject to a 10% IRS tax penalty.

                                Table of Contents

1     Message from the President
2     Economy & Financial Markets: Review & Outlook
      WM Variable Trust Investment Strategy
6     VT REIT Fund
8     VT Equity Income Fund
10    VT Growth & Income Fund
12    VT West Coast Equity Fund
14    VT Mid Cap Stock Fund
16    VT Growth Fund
18    VT Small Cap Value Fund
20    VT Small Cap Growth Fund
22    VT International Growth Fund
24    VT Short Term Income Fund
26    VT U.S. Government Securities Fund
28    VT Income Fund
30    VT Money Market Fund
31    Expense Information
33    Financial Statements
94    Notes to Financial Statements
102   Report of Independent Registered Public Accounting Firm
103   Other Information

                        NOT FDIC OR NCUA/NCUSIF INSURED

                  MAY LOSE VALUE - NOT A DEPOSIT - NO BANK OR
                  CREDIT UNION GUARANTEE - NOT INSURED BY ANY
                           FEDERAL GOVERNMENT AGENCY

[PHOTO OF WILLIAM G.PAPESH]

Dear Investor,

      During my 36 years in the investment management business, I have seen many changes--some caused a lasting impact and others came into fashion but then quickly faded. Thankfully, there have also been a few things that have remained the same. Among the most important of these is our long-term investment philosophy.

      One test of our consistent investment approach can be found in the performance of our WM VT Strategic Asset Management (SAM) Portfolios. We believe these results validate our forecasting, portfolio construction, risk management, and asset allocation processes, which have taken years to build.We are also thankful to the important partners who have helped us deliver our investment promise to shareholders so successfully: our investment management, fund distribution, and shareholder servicing teams, as well as the WM Group of Funds Board of Trustees.

      EXPANDING OUR CAPABILITIES

      Our fund family is committed to seeking ways to improve our investment process. As part of these ongoing efforts, in May of 2004 we launched our new WM VT Small Cap Value Fund, which invests in undervalued smaller companies. (Note that small-cap stocks may have additional risks, including greater price volatility.) With the addition of this new Fund, our VT SAM Portfolios can invest in up to 14 distinct asset classes, which expands our choice of investments while increasing our portfolio diversification opportunities.

BENEFITING FROM A STRONG FOUNDATION

I am proud to be only the fourth president of our fund family, which can trace its roots back more than six decades. From my vantage point, I believe our strong heritage has been built on trust and integrity. Although these characteristics are intangible, they are essential to building strong shareholder relationships and are the foundation of our organization.

Our heritage includes producing positive results guided by a fund's stated investment objective. The powerful combination of consistent fund performance and quality shareholder services has produced shareholder satisfaction that has resulted in a very low redemption rate relative to our peers in the fund industry. We will continue striving to meet the expectations of our existing shareholders while attracting new investors and assets under management.

Based on our achievements this year and our continuous efforts to improve our processes, I am extremely positive about our direction and ability to assist you in meeting your financial goals. On behalf of the entire company, we thank you for your continued support and confidence.

Sincerely,

/s/ William G. Papesh
---------------------
William G. Papesh
President

Economy & Financial Markets: Review & Outlook

[LOGO]

MODERATE ECONOMIC GROWTH AMID AN ABNORMAL RECOVERY

Fiscal year 2004--the 12 months from January 1, 2004 through December 31, 2004 --was a transition period for the U.S. economy, which experienced a cyclical rebound accompanied by a shift from consumer to business spending. Improved corporate productivity, stronger cash flows, and profit growth all indicated that a cyclical recovery was underway as the year progressed. This rebound was powered by the Federal Reserve's very successful reflation policy, which allowed the economy to benefit from the lowest interest rates seen in 45 years.

While we believe the economy continues to improve, this recovery has shown some unusual characteristics. Historically, in a normal recovery, businesses add more jobs, which in turn gives individuals the confidence to increase spending. In this recovery, businesses restrained both capital expenditures and new hiring for most of the period. Despite the bad news, consumers kept spending even as layoffs continued. What allowed consumers to keep spending were record levels of home refinancings and a general willingness to assume debt.

What also made this period unusual was that the economic slowdown was not restricted to the U.S. In addition, Europe and Asia (with the exception of Japan and China) suffered from slow economic growth, which reduced demand for U.S. imports. Furthermore, news about terrorism and the war in Iraq reduced investor confidence.

REFLATION POLICY HELPS PROFITABILITY

The economy began the period on a firm footing thanks to the Federal Reserve's powerful reflation policy. Low interest rates and growing corporate earnings helped propel corporate profitability to its highest levels in 20 years and allowed businesses to repair their balance sheets.

In this environment, stocks traded within a relatively narrow range prior to the presidential election, but finished the year with

VALUE OF A $10,000 INVESTMENT DECEMBER 31,1994 - DECEMBER 31,2004

[LINE GRAPH]

             LEHMAN BROTHERS
                AGGREGATE
   DATE        BOND INDEX     S&P 500      INFLATION
12/31/1994       10,000        10,000        10,000
  Jan-95         10,198        10,260        10,040
  Feb-95         10,441        10,658        10,080
  Mar-95         10,504        10,974        10,113
  Apr-95         10,651        11,293        10,147
  May-95         11,064        11,739        10,167
  Jun-95         11,144        12,015        10,187
  Jul-95         11,120        12,415        10,187
  Aug-95         11,254        12,448        10,214
  Sep-95         11,364        12,970        10,234
  Oct-95         11,511        12,925        10,268
  Nov-95         11,684        13,493        10,261
  Dec-95         11,848        13,743        10,254
  Jan-96         11,926        14,216        10,314
  Feb-96         11,718        14,352        10,347
  Mar-96         11,636        14,490        10,401
  Apr-96         11,571        14,703        10,442
  May-96         11,548        15,082        10,461
  Jun-96         11,703        15,144        10,468
  Jul-96         11,734        14,470        10,488
  Aug-96         11,714        14,777        10,508
  Sep-96         11,918        15,607        10,541
  Oct-96         12,183        16,035        10,575
  Nov-96         12,391        17,252        10,595
  Dec-96         12,276        16,914        10,595
  Jan-97         12,314        17,964        10,629
  Feb-97         12,345        18,110        10,662
  Mar-97         12,208        17,357        10,689
  Apr-97         12,391        18,393        10,701
  May-97         12,509        19,522        10,695
  Jun-97         12,657        20,393        10,708
  Jul-97         12,999        22,012        10,721
  Aug-97         12,889        20,788        10,741
  Sep-97         13,079        21,927        10,768
  Oct-97         13,269        21,195        10,795
  Nov-97         13,330        22,176        10,788
  Dec-97         13,465        22,558        10,775
  Jan-98         13,637        22,808        10,796
  Feb-98         13,626        24,452        10,816
  Mar-98         13,672        25,704        10,837
  Apr-98         13,744        25,964        10,856
  May-98         13,874        25,517        10,876
  Jun-98         13,992        26,553        10,889
  Jul-98         14,021        26,272        10,902
  Aug-98         14,250        22,473        10,915
  Sep-98         14,583        23,914        10,928
  Oct-98         14,506        25,858        10,954
  Nov-98         14,589        27,425        10,954
  Dec-98         14,633        29,004        10,948
  Jan-99         14,736        30,217        10,974
  Feb-99         14,479        29,277        10,987
  Mar-99         14,558        30,448        11,020
  Apr-99         14,605        31,626        11,101
  May-99         14,476        30,880        11,101
  Jun-99         14,430        32,594        11,101
  Jul-99         14,369        31,577        11,134
  Aug-99         14,362        31,419        11,161
  Sep-99         14,529        30,558        11,214
  Oct-99         14,583        32,493        11,234
  Nov-99         14,581        33,152        11,241
  Dec-99         14,511        35,105        11,241
  Jan-00         14,463        33,343        11,268
  Feb-00         14,638        32,712        11,335
  Mar-00         14,831        35,912        11,428
  Apr-00         14,788        34,831        11,434
  May-00         14,781        34,117        11,441
  Jun-00         15,088        34,956        11,508
  Jul-00         15,226        34,411        11,527
  Aug-00         15,447        36,548        11,541
  Sep-00         15,544        34,618        11,601
  Oct-00         15,646        34,472        11,621
  Nov-00         15,903        31,756        11,628
  Dec-00         16,199        31,912        11,621
  Jan-01         16,463        33,044        11,694
  Feb-01         16,606        30,031        11,741
  Mar-01         16,689        28,130        11,768
  Apr-01         16,619        30,316        11,815
  May-01         16,719        30,519        11,868
  Jun-01         16,782        29,777        11,888
  Jul-01         17,158        29,485        11,855
  Aug-01         17,356        27,639        11,855
  Sep-01         17,557        25,406        11,908
  Oct-01         17,924        25,891        11,868
  Nov-01         17,676        27,877        11,848
  Dec-01         17,563        28,123        11,801
  Jan-02         17,706        27,712        11,829
  Feb-02         17,877        27,177        11,876
  Mar-02         17,581        28,199        11,942
  Apr-02         17,922        26,490        12,009
  May-02         18,074        26,294        12,009
  Jun-02         18,231        24,422        12,016
  Jul-02         18,452        22,517        12,030
  Aug-02         18,764        22,666        12,069
  Sep-02         19,068        20,202        12,090
  Oct-02         18,980        21,980        12,110
  Nov-02         18,974        23,274        12,110
  Dec-02         19,367        21,906        12,084
  Jan-03         19,384        21,332        12,137
  Feb-03         19,652        21,012        12,230
  Mar-03         19,636        21,216        12,304
  Apr-03         19,799        22,964        12,277
  May-03         20,167        24,174        12,257
  Jun-03         20,127        24,484        12,271
  Jul-03         19,451        24,914        12,284
  Aug-03         19,579        25,400        12,331
  Sep-03         20,098        25,131        12,371
  Oct-03         19,911        26,553        12,358
  Nov-03         19,959        26,787        12,324
  Dec-03         20,162        28,191        12,311
  Jan-04         20,324        28,709        12,371
  Feb-04         20,543        29,109        12,438
  Mar-04         20,697        28,669        12,518
  Apr-04         20,159        28,219        12,558
  May-04         20,079        28,605        12,632
  Jun-04         20,193        29,160        12,672
  Jul-04         20,393        28,195        12,652
  Aug-04         20,782        28,308        12,658
  Sep-04         20,839        28,614        12,685
  Oct-04         21,014        29,052        12,752
  Nov-04         20,846        30,228        12,758
  Dec-04         21,037        31,256        12,795

Data shown is past performance and does not guarantee future results.

Source: Ibbotson Associates. The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Returns shown for indices assume reinvestment of all dividends and distributions. Inflation is measured by the Consumer Price Index for all urban consumers. Indices are unmanaged, and individuals cannot invest directly in an index.

This economic and financial market analysis represents the opinions of WM Advisors, Inc. It should not be considered as investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

the S&P 500 posting a total return of 10.87%. As the year progressed, geopolitical concerns, slow job growth, and rising oil prices added to investor uncertainty. The re-election of President George W. Bush in November produced a strong post-election rally that continued through year end. Companies in cyclical growth sectors, such as energy and utilities, performed best. At the style level, value stocks outpaced growth stocks, while mid- and small-cap stocks significantly outperformed large-cap stocks.

Starting from historically low short-term interest rates, which effectively created 0% inflation-adjusted interest rates, bond markets were concerned about inflation and Federal Reserve policy shifts, and had a volatile year. The second quarter was one of the worst for the Treasury market since 1980, but in the third quarter, Treasuries rebounded strongly. That exceptional reversal was attributed to concerns that the increase in oil prices, which moved to over $50 per barrel in late September, would curb consumer spending and further reduce growth in an already slowing economy. In the fourth quarter,Treasuries leveled off, shrugging off news about a weakening U.S. dollar, rising short-term interest rates, and an improving U.S. economy.

LOOKING AHEAD

Looking ahead, we continue to be concerned about several factors: global excess capacity, which curtails corporate pricing power; the large federal deficit, which can raise interest rates and curb individual savings; the declining U.S. dollar, which makes U.S. financial assets less attractive; volatile oil prices; and the timing of future interest rate hikes.

Our fixed-income outlook assumes the Federal Reserve (the Fed) will continue its stated policy of gradual short-term interest rate increases. As a result, we expect the yield curve will continue to flatten with short-term rates moving up more than longer-term rates. As the Fed moves to increase short-term interest rates, our long-term interest rate scenario remains positive. Given these competing factors, we are positioned neutrally with respect to interest rate risk. From a sector standpoint, we view mortgages as offering the best value. Mortgages generally do well in a stable to modestly rising interest rate environment. We also believe high-yield securities should continue to benefit from a growing economy.

Our equity outlook is for the economy to continue to grow, but at a slower pace accompanied by moderate inflation. In this environment, we continue to focus on companies that we believe can generate organic growth and not only pay dividends, but also increase them. In a slow-growth environment, dividends can become a larger component of total return, which makes these companies more attractive.

We also believe an important element of a sustained recovery is higher employment, rather than increases in consumer debt.

MARKET PERFORMANCE AS OF DECEMBER 31, 2004

                                        1 Year     5 Year    10 Year
------------------------------------    ------    -------    -------
S&P 500                                 10.87%     -2.30%    12.07%
  Energy                                31.54%      8.77%    14.15%
  Industrials                           18.03%      2.78%    13.07%
  Consumer Staples                       8.16%      4.78%    11.24%
  Telecommunication Services            19.85%    -14.60%     5.29%
  Utilities                             24.28%      3.73%     8.16%
  Financials                            10.89%      7.26%    17.65%
  Health Care                            1.68%      2.76%    15.01%
  Consumer Discretionary                13.24%     -0.51%    12.08%
  Materials                             13.19%      5.22%     8.61%
  Information Technology                 2.56%    -16.17%    13.02%
LEHMAN BROTHERS AGGREGATE BOND INDEX     4.34%      7.71%     7.72%

Data shown is past performance and does not guarantee future results.

Source: Ibbotson Associates. Equity sectors are represented by S&P 500 sector categories. Returns shown for indices and sectors are annualized returns and assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Economy & Financial Markets: Review & Outlook

[LOGO]

WM GROUP OF FUNDS CELEBRATES ITS HERITAGE

With investment management roots dating back to 1939, WM Advisors, Inc., investment advisor to the WM VT Funds, is a company well-versed in the management of long-term assets. During this fiscal year, one of our retail funds, the WM Equity Income Fund, celebrated its 65th year in operation, which puts it among the oldest mutual funds in the United States.

This retail fund was launched in 1939 as the Composite Bond Fund, one of the first 50 mutual funds in the U.S. Some 65 years later, the fund continues to operate today as the WM Equity Income Fund. Its Variable Trust counterpart, the WM VT Equity Income Fund, is a component of all of our WM VT Strategic Asset Management (SAM) Portfolios. (The WM VT Equity Income Fund was launched on April 28, 1998 and is available only through variable insurance products and certain retirement plans.)

The origins of WM Advisors began with Murphey Favre & Co., of Spokane, Washington, a firm that can in turn trace its roots back to 1888. At that time, its founder, Alonzo M. Murphey, offered his services as "money to loan" to potential home buyers. Within four years, Murphey had secured backing from certain San Francisco banks and insurance companies, and the firm became more active in the mortgage and bond markets. As it matured, the company developed an investment business based on selling only premium quality equities, targeting a balanced portfolio approach, and never using margin.

MAJOR MARKET EVENTS JANUARY 1, 2004 - DECEMBER 31, 2004

[LINE GRAPH]

   DATE      PX LAST
  1/2/2004  1,108.48
  1/5/2004  1,122.22
  1/6/2004  1,123.67
  1/7/2004  1,126.33
  1/8/2004  1,131.92
  1/9/2004  1,121.86
 1/12/2004  1,127.23
 1/13/2004  1,121.22
 1/14/2004  1,130.52
 1/15/2004  1,132.05
 1/16/2004  1,139.83
 1/20/2004  1,138.77
 1/21/2004  1,147.62
 1/22/2004  1,143.94
 1/23/2004  1,141.55
 1/26/2004  1,155.37
 1/27/2004  1,144.05
 1/28/2004  1,128.48
 1/29/2004  1,134.11
 1/30/2004  1,131.13
  2/2/2004  1,135.26
  2/3/2004  1,136.03
  2/4/2004  1,126.52
  2/5/2004  1,128.59
  2/6/2004  1,142.76
  2/9/2004  1,139.81
 2/10/2004  1,145.54
 2/11/2004  1,157.76
 2/12/2004  1,152.11
 2/13/2004  1,145.81
 2/17/2004  1,156.99
 2/18/2004  1,151.82
 2/19/2004  1,147.06
 2/20/2004  1,144.11
 2/23/2004  1,140.99
 2/24/2004  1,139.09
 2/25/2004  1,143.67
 2/26/2004  1,144.91
 2/27/2004  1,144.94
  3/1/2004  1,155.97
  3/2/2004  1,149.10
  3/3/2004  1,151.04
  3/4/2004  1,154.88
  3/5/2004  1,156.86
  3/8/2004  1,147.20
  3/9/2004  1,140.58
 3/10/2004  1,123.89
 3/11/2004  1,106.78
 3/12/2004  1,120.57
 3/15/2004  1,104.49
 3/16/2004  1,110.70
 3/17/2004  1,123.75
 3/18/2004  1,122.32
 3/19/2004  1,109.78
 3/22/2004  1,095.40
 3/23/2004  1,093.95
 3/24/2004  1,091.33
 3/25/2004  1,109.19
 3/26/2004  1,108.06
 3/29/2004  1,122.47
 3/30/2004  1,127.00
 3/31/2004  1,126.21
  4/1/2004  1,132.17
  4/2/2004  1,141.81
  4/5/2004  1,150.57
  4/6/2004  1,148.16
  4/7/2004  1,140.53
  4/8/2004  1,139.32
 4/12/2004  1,145.20
 4/13/2004  1,129.44
 4/14/2004  1,128.17
 4/15/2004  1,128.84
 4/16/2004  1,134.61
 4/19/2004  1,135.82
 4/20/2004  1,118.15
 4/21/2004  1,124.09
 4/22/2004  1,139.93
 4/23/2004  1,140.60
 4/26/2004  1,135.53
 4/27/2004  1,138.11
 4/28/2004  1,122.41
 4/29/2004  1,113.89
 4/30/2004  1,107.30
  5/3/2004  1,117.49
  5/4/2004  1,119.55
  5/5/2004  1,121.53
  5/6/2004  1,113.99
  5/7/2004  1,098.70
 5/10/2004  1,087.12
 5/11/2004  1,095.45
 5/12/2004  1,097.28
 5/13/2004  1,096.44
 5/14/2004  1,095.70
 5/17/2004  1,084.10
 5/18/2004  1,091.49
 5/19/2004  1,088.68
 5/20/2004  1,089.19
 5/21/2004  1,093.56
 5/24/2004  1,095.41
 5/25/2004  1,113.05
 5/26/2004  1,114.94
 5/27/2004  1,121.28
 5/28/2004  1,120.68
  6/1/2004  1,121.20
  6/2/2004  1,124.99
  6/3/2004  1,116.64
  6/4/2004  1,122.50
  6/7/2004  1,140.42
  6/8/2004  1,142.18
  6/9/2004  1,131.33
 6/10/2004  1,136.47
 6/14/2004  1,125.29
 6/15/2004  1,132.01
 6/16/2004  1,133.56
 6/17/2004  1,132.05
 6/18/2004  1,135.02
 6/21/2004  1,130.30
 6/22/2004  1,134.41
 6/23/2004  1,144.06
 6/24/2004  1,140.65
 6/25/2004  1,134.43
 6/28/2004  1,133.35
 6/29/2004  1,136.20
 6/30/2004  1,140.84

MAJOR MARKET EVENTS
-------------------

JANUARY 5
One day after Federal Reserve Governor suggests rates should remain low, S&P 500 closes at 1122.22.

JANUARY 14
Commerce Dept. announces that trade deficit shrank to $38 billion in Nov. '03.

JANUARY 28
Fed releases statement that market interprets as moving closer to raising interest rates.

JANUARY 30
Estimates for 4th quarter '03 consumer spending growth released. Down significantly from prior quarter.

FEBRUARY
U.S. dollar falls to record lows against the euro.

FEBRUARY 11
Fed says the economy is continuing to expand. S&P 500 closes at 1157.76, its high for the fiscal year.

MARCH 8-15
Terror attack on a train in Madrid, Spain is linked to al Qaeda. S&P 500 begins slide from 1147.20 to 1104.49.

MARCH 16
Fed meeting leaves rates unchanged.

MARCH 25
Corporate profits report strong as economy gains 4.1% in 4th quarter '03.

MAY 3
WM VT Small Cap Value Fund is launched.

MAY 4
Fed keeps short-term interest rates at 1.00%.

MAY 7
Strong employment report fuels speculation that the Fed will raise rates.

JUNE 1 Oil prices spike higher.

JUNE 23
S&P 500 closes at 1144.06, its high for the quarter.

JUNE 30
Fed increases short-term interest rates for the first time in 4 years by 1/4 point to 1.25%.


      Source: Bloomberg L.P. (S&P 500 data). Indices are unmanaged, and individuals cannot invest directly in an index.

One year after the formation of the firm's first investment company, Congress enacted the Investment Company Act of 1940. As part of this act, investment companies were required to have a manager or corporate advisor to hold the management contract. This led to the firm's creation of the Bond Research Company in 1944, which became the Composite Research & Management Company in 1952. The ownership of this company remained in place until 1982 when it was acquired by Washington Mutual Savings Bank and evolved to become WM Advisors, Inc.

ALIGNING FUND MANAGEMENT AND SHAREHOLDER GOALS

Over the past 65 years, the WM Group of Funds has grown into a nationally recognized family of funds. Today, the WM Group of Funds offers 24 retail mutual funds and 18 Variable Trust funds. Including institutional assets, WM Advisors has assets under management totaling more than $22 billion.*

"There is great continuity here, not only in terms of operating funds that have such a long history, but also in terms of how our fund management and oversight practices have advanced as the entire financial services industry has evolved," says William G. Papesh, President of WM Advisors."While we have strived to keep pace with changes in market conditions, the financial services industry, and the regulatory environment, we also still follow many of the same investment principles that these Funds and our founders developed many decades ago."

Foremost among these principles have been trust and integrity. During its 65-year history, our fund family has had only four presidents. Each president had a long tenure because each one took the values of long-term investing, consistency of purpose, trust, and integrity very seriously. These values are still at work today for the Funds' management, staff, and board of trustees.

For more information about the individual WM Variable Trust Funds, please see the following pages.

*As of December 31, 2004.

[LINE GRAPH]

   DATE      PX LAST
  7/1/2004  1,128.94
  7/2/2004  1,125.38
  7/6/2004  1,116.21
  7/7/2004  1,118.33
  7/8/2004  1,109.11
  7/9/2004  1,112.81
 7/12/2004  1,114.35
 7/13/2004  1,115.14
 7/14/2004  1,111.47
 7/15/2004  1,106.69
 7/16/2004  1,101.39
 7/19/2004  1,100.90
 7/20/2004  1,108.67
 7/21/2004  1,093.88
 7/22/2004  1,096.84
 7/23/2004  1,086.20
 7/26/2004  1,084.07
 7/27/2004  1,094.83
 7/28/2004  1,095.42
 7/29/2004  1,100.43
 7/30/2004  1,101.72
  8/2/2004  1,106.62
  8/3/2004  1,099.69
  8/4/2004  1,098.63
  8/5/2004  1,080.70
  8/6/2004  1,063.97
  8/9/2004  1,065.22
 8/10/2004  1,079.04
 8/11/2004  1,075.79
 8/12/2004  1,063.23
 8/13/2004  1,064.80
 8/16/2004  1,079.34
 8/17/2004  1,081.71
 8/18/2004  1,095.17
 8/19/2004  1,091.23
 8/20/2004  1,098.35
 8/23/2004  1,095.68
 8/24/2004  1,096.19
 8/25/2004  1,104.96
 8/26/2004  1,105.09
 8/27/2004  1,107.77
 8/30/2004  1,099.15
 8/31/2004  1,104.24
  9/1/2004  1,105.91
  9/2/2004  1,118.31
  9/3/2004  1,113.63
  9/7/2004  1,121.30
  9/8/2004  1,116.27
  9/9/2004  1,118.38
 9/10/2004  1,123.92
 9/13/2004  1,125.82
 9/14/2004  1,128.33
 9/15/2004  1,120.37
 9/16/2004  1,123.50
 9/17/2004  1,128.55
 9/20/2004  1,122.20
 9/21/2004  1,129.30
 9/22/2004  1,113.56
 9/23/2004  1,108.36
 9/24/2004  1,110.11
 9/27/2004  1,103.52
 9/28/2004  1,110.06
 9/29/2004  1,114.80
 9/30/2004  1,114.58
 10/1/2004  1,131.50
 10/4/2004  1,135.17
 10/5/2004  1,134.48
 10/6/2004  1,142.05
 10/7/2004  1,130.65
 10/8/2004  1,122.14
10/11/2004  1,124.39
10/12/2004  1,121.84
10/13/2004  1,113.65
10/14/2004  1,103.29
10/15/2004  1,108.20
10/18/2004  1,114.02
10/19/2004  1,103.23
10/20/2004  1,103.66
10/21/2004  1,106.49
10/22/2004  1,095.74
10/25/2004  1,094.81
10/26/2004  1,111.09
10/27/2004  1,125.40
10/28/2004  1,127.44
10/29/2004  1,130.20
 11/1/2004  1,130.51
 11/2/2004  1,130.54
 11/3/2004  1,143.20
 11/4/2004  1,161.67
 11/5/2004  1,166.17
 11/8/2004  1,164.89
 11/9/2004  1,164.08
11/10/2004  1,162.91
11/11/2004  1,173.48
11/12/2004  1,184.17
11/15/2004  1,183.81
11/16/2004  1,175.43
11/17/2004  1,181.94
11/18/2004  1,183.55
11/19/2004  1,170.34
11/22/2004  1,177.24
11/23/2004  1,176.94
11/24/2004  1,181.76
11/26/2004  1,182.65
11/29/2004  1,178.57
11/30/2004  1,173.82
 12/1/2004  1,191.37
 12/2/2004  1,190.33
 12/3/2004  1,191.17
 12/6/2004  1,190.25
 12/7/2004  1,177.07
 12/8/2004  1,182.81
 12/9/2004  1,189.24
12/10/2004  1,188.00
12/13/2004  1,198.68
12/14/2004  1,203.38
12/15/2004  1,205.72
12/16/2004  1,203.21
12/17/2004  1,194.22
12/20/2004  1,194.65
12/21/2004  1,205.45
12/22/2004  1,209.57
12/23/2004  1,210.13
12/27/2004  1,204.92
12/28/2004  1,213.54
12/29/2004  1,213.45
12/30/2004  1,213.55
12/31/2004  1,211.92

AUGUST 10
Fed hikes rates again by 1/4 point.

SEPTEMBER 21
Fed raises rates for third time this year to 1.75%. Says it will continue tightening policy at a "measured" pace.

SEPTEMBER 27
Fannie Mae reaches agreement with its regulator to address improper accounting procedures.

SEPTEMBER 28 Oil hits $50 per barrel.

OCTOBER 22
Oil prices climb to over $56 per barrel.

OCTOBER 29
Estimates for 3rd quarter '04 consumer spending growth released. Up strongly from prior quarter.

NOVEMBER
Oil prices decline.

NOVEMBER 2
President George W. Bush re-elected.

NOVEMBER 10
Fed raises interest rates by 1/4 point to 2.00%

DECEMBER
U.S. consumer confidence hits 5-month high.

DECEMBER 14
For the fifth time this year, the Fed raises rates by 1/4 point. Fed funds rate ends 2004 at 2.25%.

DECEMBER 21
Fannie Mae ousts senior executives over accounting irregularities.

DECEMBER 28
Euro hits all-time high against U.S. dollar.

DECEMBER 29
National Association of Realtors announces record high sales of existing homes in November.

DECEMBER 31
S&P 500 closes at 1211.92.

Source: Bloomberg L.P. (S&P 500 data). Indices are unmanaged, and individuals cannot invest directly in an index.

VT REIT FUND

ANNUAL TOTAL RETURNS (1)
Class 1 shares
(Calendar Year)
2004           +33.08%

INVESTMENT STRATEGY

Real estate investment trusts (REITs) turned in strong results during the period primarily due to historically low interest rates and solid growth in funds from operations(FFO). (FFO defines a REIT's operating record and provides an indication of cash performance.) With their solid yields and earnings growth, REITs performed very strongly through March, only to fall sharply in April as interest rates rose. However, as the year progressed, investors moved back into REIT. The asset class (as measured by the NAREIT All REIT Index(2) rose over 30% for the one-year period.

Other factors that contributed to Fund performance included:

- Rising dividends: REIT returns are comprised of dividend income and price appreciation, and rising cash flow generally means higher dividends passed on to shareholders.

- Increased attractiveness as REITs are considered more stable and typically less impacted by election results compared to equities. As a result, they became a preferred equity sector during this presidential election year.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2004

                            1 Year      Since Inception      Inception Date
-----------------------     -------     ---------------      --------------
CLASS 1 SHARES               33.08%          39.07%             5/1/03
CLASS 2 SHARES               32.72%          36.13%             8/4/03
NAREIT All REIT Index (2)    30.41%          37.95%

VALUE OF A $10,000 INVESTMENT (1, 3) MAY 1, 2003 - DECEMBER 31, 2004

-     Class 1 shares

-     NAREIT ALL REIT Index(2)

[LINE GRAPH]

        CLASS 1   NAREIT ALL
 DATE    SHARES  REIT INDEX(2)
Apr-03   10,000     10,000
May-03   10,510     10,612
Jun-03   10,730     10,888
Jul-03   11,340     11,458
Aug-03   11,421     11,508
Sep-03   11,791     11,870
Oct-03   12,061     12,125
Nov-03   12,571     12,673
Dec-03   13,041     13,108
Jan-04   13,631     13,672
Feb-04   13,951     13,971
Mar-04   14,740     14,754
Apr-04   12,640     12,502
May-04   13,420     13,385
Jun-04   13,915     13,785
Jul-04   13,946     13,791
Aug-04   14,927     14,877
Sep-04   14,989     14,906
Oct-04   15,756     15,584
Nov-04   16,462     16,307
Dec-04   17,352     17,093

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The National Association of Real Estate Investment Trust (NAREIT) All REIT Index reflects the aggregate performance of all publicly traded REITs that own, develop, and manage properties. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 4/30/03. Indices are unmanaged, and individuals cannot invest directly in an index.

3     Performance of Class 2 shares (offered as of 8/03) will differ.

                                                            PORTFOLIO MANAGER
                                                            Richard E. Helm, CFA
                                                            WM Advisors, Inc.

- Heightened investor interest as several new REIT initial public offerings were launched.

- Greater demand from institutional investors looking for diversification opportunities and exposure to a different, liquid asset class.

The Fund benefited from solid performance in most REIT sectors, particularly retail REITs. Non-REIT gaming company Mandalay Resort Group was the strongest performer, followed by mall owner Macerich and New York office building REIT SL Green Realty. Apartment owner AvalonBay Communities was also up strongly during the year. Mortgage REIT firm Friedman Billings Ramsey and apartment REIT company Apartment Investment & Management Company detracted from Fund performance.

Historically low interest rates led the Fund to become defensive in key sectors and to underweight mortgage REITs during most of the fiscal year.

With slower U.S. economic growth and modestly rising employment, we believe cash flow at real estate companies should continue to strengthen. If interest rates continue to rise at a measured pace in response to a moderately growing economy, we believe REITs as a whole may perform well as rising demand for commercial real estate will support cash flow growth. Relative valuations among sectors (office, retail, housing, etc.) will determine the best opportunities, with retail REITs the likeliest to show the most significant growth.

TOP 10 HOLDINGS(4,5) AS OF DECEMBER 31, 2004

                                    % of Net Assets      Total Return
                                    ---------------      ------------
General Growth Properties Inc.           5.01%              35.96%
Simon Property Group Inc.                4.73%              46.66%
Equity Residential                       4.53%              29.50%
Mills Corporation                        4.29%              52.37%
Macerich Company                         4.11%              48.39%
Equity Office Properties Trust           3.67%               9.06%
Corporate Office Properties Trust        3.61%              45.16%
Developers Diversified Realty Corp.      3.60%              38.86%
Kimco Realty Corp.                       3.57%              35.56%
Alexandria Real Estate Equities Inc.     3.29%              33.65%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2004
-----------------------
Weighted Average Market
Capitalization:          $ 5.7 billion
Weighted Average P/E
(based on trailing
earnings):                28.0
Turnover:                   13%
Number of Securities:       41
Total Net Assets:        $  52 million

PORTFOLIO COMPOSITION(4)

As of
12/31/04

[PIE CHART]

                             As of         As of
                           12/31/04      12/31/03           Change
                           --------      --------           ------
Industrial/Office            26%            26%                0%
Retail                       26%            22%               +4%
Residential                  13%            12%               +1%
Common Stocks                 7%             7%                0%
Specialty                     6%             7%               -1%
Lodging/Resorts               5%             6%               -1%
Diversified                   4%             5%               -1%
Health Care                   4%             5%               -1%
Mortgage/Financial            3%             3%                0%
Self Storage                  3%             3%                0%
Cash Equivalents              3%             4%               -1%

4     May not reflect the current portfolio composition.

5 Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/04. The Fund may not have held these securities throughout the entire period.

VT Equity Income Fund*

ANNUAL TOTAL RETURNS(1)

Class 1 shares
(Calendar Year)
---------------

      2004             +19.12%
      2003             +30.10%
      2002             -12.51%
      2001              +7.92%
      2000             +17.19%
      1999              +2.49%

* As of 8/1/00, the WM VT Bond & Stock Fund became the WM VT Equity Income Fund, and the Fund's objectives and strategies changed. This information should be considered when reviewing past performance. Please review the prospectus for detailed information.

INVESTMENT STRATEGY

Our value discipline of seeking to buy stocks on dips and sell into euphoric rallies to reduce volatility was rewarded during this fiscal year. That core philosophy, combined with our stock selection and traditionally low turnover to contain fund costs, again proved profitable for the period.

Assisting the Fund's returns during the period were real estate investment trust
(REIT) securities. REITs have been among the top-performing equity market sectors over the past few years. Historically low interest rates, rising funds from operations, and continued interest from both retail and institutional investors have fueled their rise.

The Fund also benefited from maintaining its core focus on common stocks with growing dividends, and we saw numerous companies initiate and/or raise their dividends substantially during the period. Many industries, such as gaming, that traditionally paid little or no dividends enjoyed strong cash flows and returned some of that cash to shareholders, boosting their share prices as well. The Fund's positions in the market's higher-yielding equity sectors, such as energy,

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2004

                                        1 Year         5 Year  Since Inception   Inception Date
                                        ------         ------  ---------------   --------------
CLASS 1 SHARES                          19.12%         11.39%       9.30%           4/28/98
CLASS 2 SHARES                          18.82%             -        9.42%            5/1/01
S&P 500/Barra Value Index(2)            15.71%          2.48%       3.95%
S&P 500(2)                              10.87%         -2.30%       2.82%

-     Class 1 shares

-     S&P 500/Barra Value Index(2)

-     S&P 500(2)

VALUE OF A $10,000 INVESTMENT(1,3) APRIL 28, 1998 - DECEMBER 31, 2004

[LINE GRAPH]

           CLASS 1  S&P 500/BARRA
 DATE      SHARES   VALUE INDEX(2)   S&P 500(2)
Apr-98     10,000        10,000      10,000
May-98      9,800         9,859       9,828
Jun-98      9,821         9,934      10,227
Jul-98      9,550         9,718      10,119
Aug-98      8,777         8,156       8,655
Sep-98      9,248         8,652       9,210
Oct-98      9,850         9,329       9,959
Nov-98     10,222         9,815      10,563
Dec-98     10,302        10,159      11,171
Jan-99     10,433        10,365      11,638
Feb-99     10,172        10,142      11,276
Mar-99     10,263        10,449      11,727
Apr-99     10,554        11,350      12,181
May-99     10,605        11,149      11,893
Jun-99     10,732        11,577      12,553
Jul-99     10,571        11,221      12,162
Aug-99     10,330        10,937      12,101
Sep-99     10,099        10,509      11,769
Oct-99     10,230        11,102      12,514
Nov-99     10,422        11,036      12,768
Dec-99     10,562        11,451      13,521
Jan-00     10,240        11,087      12,842
Feb-00     10,180        10,394      12,599
Mar-00     10,804        11,478      13,831
Apr-00     10,773        11,401      13,415
May-00     10,924        11,437      13,140
Jun-00     10,824        10,985      13,463
Jul-00     10,803        11,205      13,253
Aug-00     11,079        11,956      14,076
Sep-00     11,396        11,954      13,333
Oct-00     11,856        12,178      13,277
Nov-00     11,682        11,554      12,231
Dec-00     12,377        12,149      12,291
Jan-01     12,653        12,662      12,727
Feb-01     12,581        11,822      11,566
Mar-01     12,447        11,355      10,834
Apr-01     12,918        12,125      11,676
May-01     13,205        12,253      11,754
Jun-01     13,149        11,856      11,469
Jul-01     13,408        11,650      11,356
Aug-01     13,305        10,977      10,645
Sep-01     12,672         9,934       9,785
Oct-01     12,630         9,934       9,972
Nov-01     13,159        10,565      10,737
Dec-01     13,356        10,726      10,831
Jan-02     13,304        10,432      10,673
Feb-02     13,242        10,338      10,467
Mar-02     13,853        10,867      10,861
Apr-02     13,407        10,323      10,203
May-02     13,449        10,364      10,127
Jun-02     12,736         9,710       9,406
Jul-02     11,791         8,660       8,672
Aug-02     12,025         8,720       8,730
Sep-02     10,868         7,723       7,781
Oct-02     11,345         8,365       8,465
Nov-02     12,035         8,953       8,964
Dec-02     11,684         8,488       8,437
Jan-03     11,409         8,255       8,216
Feb-03     11,207         8,031       8,093
Mar-03     11,335         8,020       8,171
Apr-03     12,130         8,813       8,845
May-03     12,873         9,462       9,311
Jun-03     13,112         9,531       9,430
Jul-03     13,233         9,743       9,596
Aug-03     13,430         9,953       9,783
Sep-03     13,551         9,773       9,679
Oct-03     14,163        10,442      10,227
Nov-03     14,415        10,536      10,317
Dec-03     15,202        11,187      10,858
Jan-04     15,585        11,385      11,057
Feb-04     15,991        11,642      11,211
Mar-04     16,024        11,562      11,042
Apr-04     15,619        11,276      10,868
May-04     15,761        11,406      11,017
Jun-04     16,216        11,653      11,231
Jul-04     15,837        11,432      10,859
Aug-04     16,049        11,555      10,903
Sep-04     16,428        11,775      11,021
Oct-04     16,673        11,953      11,189
Nov-04     17,520        12,536      11,642
Dec-04     18,110        12,945      12,038

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The S&P 500/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500. The S&P 500 is a broad-based index intended to represent the U.S. equity market. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 4/30/98. Indices are unmanaged, and individuals cannot invest directly in an index.

3     Performance of Class 2 shares (offered as of 5/01) will differ.

                                                            PORTFOLIO MANAGER
                                                            Richard E. Helm, CFA
                                                            WM Advisors, Inc.

telecommunications, and utilities, also made positive contributions.

Asset allocation shifts during the year were modest, though REITs were reduced as prices rose and valuations became less attractive. The Fund remained underweighted in financial stocks during the year as interest rates rose, which helped performance. We also had overweighted positions in consumer staples and underweighted positions in energy, which detracted from performance.

In terms of individual holdings, Mandalay Resort Group (gaming), Harris Corporation (technology), Valero Energy (oil refining), and Monsanto (agriculture) experienced stronger returns. Underperformers included AU Optronics (technology), General Motors (industrials), and Mylan Laboratories (pharmaceuticals).

Looking ahead, we expect the U.S. economy to continue its moderate upward trend. As the Fund's investment process seeks to capitalize on the impact of the market's gyrations, high stock market volatility provides the Fund with opportunities to add or reduce holdings as valuations fluctuate. This includes not only building long-term core positions, but also complementing these core holdings with smaller investments in more opportunistic situations. Just as we expect mixed economic and corporate news to continue, we likewise expect higher market volatility to continue, and we believe the Fund is well-positioned to capitalize on the opportunities such developments may present.

TOP 10 HOLDINGS(4,5) AS OF DECEMBER 31, 2004

                                 % of Net Assets      Total Return
                                 ---------------      ------------
The Neiman Marcus Group Inc.          2.26%               34.57%
Harrah's Entertainment Inc.           2.22%               37.74%
Citigroup Inc.                        2.11%                2.72%
FPL Group Inc.                        2.06%               18.73%
Bank of America Corp.                 2.04%               21.50%
Magna International Inc.              1.93%                5.09%
Baker Hughes Inc.                     1.90%               34.28%
Pfizer Inc.                           1.89%              -22.31%
ACE Ltd.                              1.84%                5.26%
Countrywide Financial Corp.           1.82%               48.15%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2004
-----------------------
Weighted Average Market
Capitalization:                 $ 57.2 billion
Weighted Average P/E
(based on estimated
earnings):                        14.4
Beta:(6)                          0.82
Fund Standard Deviation:(7)      12.71
S&P 500 Standard Deviation:(7)   15.81
Turnover:                           26%
Number of Securities:              102
Total Net Assets:               $213.6 million

PORTFOLIO COMPOSITION(4)

As of
12/31/04

[PIE CHART]

                            As of         As of
                           12/31/04     12/31/03    Change
                           --------     --------    ------
Financials                   25%          24%         +1%
Consumer Discretionary       14%          15%         -1%
Energy                        8%           7%         +1%
Industrials                   8%           8%          0%
REITs                         8%           8%          0%
Consumer Staples              7%           7%          0%
Health Care                   6%           7%         -1%
Information Technology        6%           6%          0%
Materials                     5%           3%         +2%
Utilities                     4%           4%          0%
Corporate Bonds               2%           2%          0%
Telecommunication Services    2%           3%         -1%
Convertibles                  1%           3%         -2%
Cash Equivalents              4%           3%         +1%

4     May not reflect the current portfolio composition.

5 Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/04. The Fund may not have held these securities throughout the entire period.

6 Source: Lipper, Inc. Beta is a quantitative measure of the Fund's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/04.

7 Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the historical fluctuation of returns around the arithmetic average return of the investment.The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/04, and Fund results are for Class 1 shares.

VT Growth & Income Fund

ANNUAL TOTAL RETURNS (1)

Class 1 shares
(Calendar Year)
---------------
      2004               +9.08%
      2003              +26.80%
      2002              -21.16%
      2001               -3.51%
      2000               +2.36%
      1999              +18.11%
      1998              +18.98%
      1997              +28.50%
      1996              +21.81%
      1995              +32.41%

INVESTMENT STRATEGY

During the first half of 2004, the stock market remained in a fairly tight trading range as investors focused on the conflict in Iraq and nervously anticipated the end of the Federal Reserve's accommodative monetary policy. By the fourth quarter, the markets were growing comfortable with the Federal Reserve's new series of small, steady interest rate increases. Investors also breathed a sigh of relief after the U.S. presidential election and as record high oil prices began to decline. The result was a year-end stock market rally. Although overall market volatility was not excessive for the year, there were significant swings at the individual stock level.

These conditions resulted in less emphasis on sector selection and more focus on individual stock selection. We continued our undeviating discipline of identifying good companies and purchasing them when their valuations become attractive.

Energy was the best-performing sector during the period and the Fund benefited from an overweighted position in this sector. Holdings in BP (+22%), Exxon Mobil (+28%)

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2004

                                                           Since
                          1 Year     5 Year     10 Year  Inception   Inception Date
                          ------     ------     -------  ---------   --------------
CLASS 1 SHARES             9.08%     1.50%       12.11%    10.81%       1/12/94
CLASS 2 SHARES             8.78%        -            -      3.69%       11/6/01
S&P 500(2)                10.87%    -2.30%       12.07%    11.05%

-     Class 1 shares

-     S&P 500(2)

VALUE OF A $10,000 INVESTMENT(1,3) DECEMBER 31, 1994 - DECEMBER 31, 2004

[LINE GRAPH]

           CLASS 1
 DATE      SHARES    S&P 500(2)
DEC-94     10,000     10,000
Jan-95     10,214     10,260
Feb-95     10,621     10,658
Mar-95     11,007     10,974
Apr-95     11,221     11,293
May-95     11,638     11,739
Jun-95     11,848     12,015
Jul-95     12,281     12,415
Aug-95     12,333     12,448
Sep-95     12,652     12,970
Oct-95     12,332     12,925
Nov-95     13,013     13,493
Dec-95     13,239     13,743
Jan-96     13,672     14,216
Feb-96     13,961     14,352
Mar-96     14,188     14,490
Apr-96     14,497     14,703
May-96     14,663     15,082
Jun-96     14,456     15,144
Jul-96     13,700     14,470
Aug-96     14,163     14,777
Sep-96     14,806     15,607
Oct-96     14,987     16,035
Nov-96     16,217     17,252
Dec-96     16,126     16,914
Jan-97     17,165     17,964
Feb-97     17,221     18,110
Mar-97     16,679     17,357
Apr-97     17,311     18,393
May-97     18,485     19,522
Jun-97     18,960     20,393
Jul-97     20,736     22,012
Aug-97     20,100     20,788
Sep-97     21,018     21,927
Oct-97     20,051     21,195
Nov-97     20,418     22,176
Dec-97     20,725     22,558
Jan-98     20,822     22,808
Feb-98     22,440     24,452
Mar-98     23,286     25,704
Apr-98     23,482     25,964
May-98     22,819     25,517
Jun-98     23,481     26,553
Jul-98     22,507     26,272
Aug-98     18,672     22,473
Sep-98     20,255     23,914
Oct-98     22,114     25,858
Nov-98     23,554     27,425
Dec-98     24,659     29,004
Jan-99     25,416     30,217
Feb-99     24,864     29,277
Mar-99     25,677     30,448
Apr-99     27,392     31,626
May-99     27,086     30,880
Jun-99     28,451     32,594
Jul-99     27,540     31,577
Aug-99     26,802     31,419
Sep-99     26,129     30,558
Oct-99     27,290     32,493
Nov-99     28,043     33,152
Dec-99     29,125     35,105
Jan-00     27,730     33,343
Feb-00     26,821     32,712
Mar-00     29,674     35,912
Apr-00     29,769     34,831
May-00     30,240     34,117
Jun-00     29,862     34,956
Jul-00     28,912     34,411
Aug-00     30,858     36,548
Sep-00     30,318     34,618
Oct-00     31,167     34,472
Nov-00     29,057     31,756
Dec-00     29,809     31,912
Jan-01     32,328     33,044
Feb-01     30,890     30,031
Mar-01     29,351     28,130
Apr-01     30,822     30,316
May-01     31,574     30,519
Jun-01     30,889     29,777
Jul-01     30,839     29,485
Aug-01     29,149     27,639
Sep-01     26,739     25,406
Oct-01     27,057     25,891
Nov-01     28,531     27,877
Dec-01     28,765     28,123
Jan-02     27,776     27,712
Feb-02     27,156     27,177
Mar-02     28,579     28,199
Apr-02     26,587     26,490
May-02     26,938     26,294
Jun-02     25,072     24,422
Jul-02     23,013     22,517
Aug-02     23,368     22,666
Sep-02     20,923     20,202
Oct-02     22,490     21,980
Nov-02     23,637     23,274
Dec-02     22,675     21,906
Jan-03     22,254     21,332
Feb-03     21,731     21,012
Mar-03     21,798     21,216
Apr-03     23,568     22,964
May-03     24,916     24,174
Jun-03     25,457     24,484
Jul-03     25,439     24,914
Aug-03     25,762     25,400
Sep-03     25,744     25,131
Oct-03     26,717     26,553
Nov-03     27,059     26,787
Dec-03     28,748     28,191
Jan-04     29,259     28,709
Feb-04     29,719     29,109
Mar-04     29,222     28,669
Apr-04     29,222     28,219
May-04     29,427     28,605
Jun-04     30,098     29,160
Jul-04     28,873     28,195
Aug-04     29,165     28,308
Sep-04     29,252     28,614
Oct-04     29,270     29,052
Nov-04     30,373     30,228
Dec-04     31,357     31,256

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 12/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

3     Performance of Class 2 shares (offered as of 11/01) will differ.

                                             PORTFOLIO MANAGER
                                             Stephen Q. Spencer, CFA
                                             WM Advisors, Inc.

and Schlumberger (+24%) far outpaced the overall market as the price of oil exceeded $50 per barrel.(5) The industrial sector was also a strong performer and Tyco was one of the Fund's top-performing stocks (+35%), complemented by Boeing (+25%). The Fund was underweighted in technology, which helped performance since technology was one of the worst-performing sectors of the market. However, some of the Fund's technology holdings, especially Motorola (+39%) and Computer Associates (+14%), produced returns well above those of the sector.

The most significant detriment to performance was in health care. Several health care holdings were hurt by isolated events: a recall of the blockbuster drug Vioxx (Merck; -28%), the associated fallout on Celebrex (Pfizer; -22%), and a poorly conceived plan to acquire King Pharmaceuticals (Mylan Laboratories; -30%).

Our overall economic outlook is positive. We believe the economy is showing appropriate growth at this stage of the economic cycle and should continue to grow within a moderate inflation environment, albeit at a slower pace than over the past year. This outlook does not suggest that we change our strategy. We continue to focus on companies that we believe can generate organic growth and not only pay dividends, but also grow dividends. In a slow-growth environment, dividends can become a larger component of total return, which may improve the attractiveness of these companies. We remain poised to take advantage of any opportunities as they become attractively priced.

TOP 10 HOLDINGS(4,5) AS OF DECEMBER 31, 2004

                                % of Net Assets         Total Return
                                ---------------         ------------
Carnival Corp.                       4.33%                 46.74%
Bank of America Corp.                4.24%                 21.50%
Tyco International Ltd.              3.12%                 35.41%
Freddie Mac                          2.90%                 28.75%
The Allstate Corporation             2.85%                 23.12%
JPMorgan Chase & Co.                 2.70%                  9.97%
Avon Products Inc.                   2.57%                 16.31%
Honeywell International Inc.         2.44%                  8.20%
Wells Fargo & Co.                    2.40%                  8.97%
First Data Corp.                     2.37%                  3.72%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2004

Weighted Average Market
Capitalization:                      $   93.7 billion
Weighted Average P/E
(based on estimated
earnings):                               15.9
Beta:(6)                                 0.96
Fund Standard Deviation:(7)             14.63
S&P 500 Standard Deviation:(7)          15.81
Turnover:                                  11%
Number of Securities:                      58
Total Net Assets:                    $  274.2 million

PORTFOLIO COMPOSITION(4)

As of
12/31/04

[PIE CHART]

                                 As of        As of
                               12/31/04     12/31/03      Change
                               --------     --------      ------
Financials                       23%           24%          -1%
Information Technology           14%           12%          +2%
Consumer Discretionary           13%           11%          +2%
Industrials                      12%            9%          +3%
Health Care                      11%           16%          -5%
Consumer Staples                 10%           10%           0%
Energy                            8%            8%           0%
Utilities                         4%            4%           0%
Materials                         1%            1%           0%
Telecommunication Services        1%            1%           0%
Cash Equivalents                  3%            4%          -1%

4     May not reflect the current portfolio composition.

5 Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/04. The Fund may not have held these securities throughout the entire period.

6 Source: Lipper, Inc. Beta is a quantitative measure of the Fund's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/04.

7 Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the historical fluctuation of returns around the arithmetic average return of the investment.The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/04, and Fund results are for Class 1 shares.

VT West Coast Equity Fund

ANNUAL TOTAL RETURNS(1)

Class 1 shares
(Calendar Year)
---------------
2004                 +13.03%
2003                 +43.35%
2002                 -22.55%
2001                  +6.88%
2000                  +6.30%
1999                 +40.37%

INVESTMENT STRATEGY

For the fiscal year ended December 31, 2004, the Fund benefited from positions in energy and materials stocks. These were the big winners this period as increased global demand and a weaker U.S. dollar helped exporters in the Fund's geographic area.

Throughout the period, the Fund benefited from its exposure to small-cap stocks, which outperformed large-cap stocks. However, the Fund has tried to move closer to its benchmark weighting in large caps and has taken profits in some small-cap holdings because of concerns about valuations.

China's demand for goods and services continues to heat up, and while there remains a question of how strong a future player it may be, we believe it will continue to impact the U.S. market in the coming year. Our position in Oregon Steel Mills saw a dramatic turnaround in return versus last year primarily due to anticipation of strong global demand for its oil and gas piping. Steel prices also doubled this period, which helped to boost returns. Technology stocks, in which we had a 2% overweighted position, had a volatile year and ended the period lower as customers

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility. There may be additional investment risks due to the Fund's concentration in the West Coast region of the United States.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2004

                                        1 Year         5 Year   Since Inception   Inception Date
                                        ------         ------   ---------------   --------------
CLASS 1 SHARES                          13.03%         7.35%         12.45%           4/28/98
CLASS 2 SHARES                          12.72%            -           9.74%           11/6/01
Russell 3000(R) Index(2)                11.95%        -1.16%          3.28%

-     Class 1 Shares

-     Russell 3000(R) Index(2)

VALUE OF A $10,000 INVESTMENT(1,3) APRIL 28, 1998 - DECEMBER 31, 2004

[LINE GRAPH]

            CLASS 1    RUSSELL 3000
 DATE       SHARES       INDEX(2)
Apr-98      10,000        10,000
May-98       9,470         9,753
Jun-98       9,290        10,083
Jul-98       8,720         9,899
Aug-98       7,019         8,383
Sep-98       7,689         8,954
Oct-98       8,499         9,634
Nov-98       9,699        10,224
Dec-98      10,938        10,874
Jan-99      11,228        11,243
Feb-99      10,539        10,845
Mar-99      10,859        11,243
Apr-99      11,469        11,751
May-99      11,989        11,527
Jun-99      12,852        12,109
Jul-99      12,902        11,742
Aug-99      12,952        11,609
Sep-99      12,496        11,311
Oct-99      13,125        12,021
Nov-99      13,621        12,357
Dec-99      15,354        13,146
Jan-00      15,232        12,630
Feb-00      17,473        12,748
Mar-00      17,961        13,746
Apr-00      16,734        13,262
May-00      16,115        12,889
Jun-00      17,576        13,271
Jul-00      17,504        13,036
Aug-00      18,992        14,003
Sep-00      17,697        13,369
Oct-00      16,748        13,179
Nov-00      15,311        11,964
Dec-00      16,320        12,165
Jan-01      17,686        12,581
Feb-01      15,983        11,431
Mar-01      15,138        10,686
Apr-01      16,708        11,543
May-01      18,064        11,635
Jun-01      19,731        11,421
Jul-01      18,279        11,233
Aug-01      17,872        10,570
Sep-01      14,612         9,638
Oct-01      15,624         9,862
Nov-01      16,931        10,622
Dec-01      17,442        10,771
Jan-02      17,254        10,637
Feb-02      16,877        10,420
Mar-02      17,870        10,876
Apr-02      17,243        10,305
May-02      16,594        10,186
Jun-02      15,784         9,452
Jul-02      14,092         8,701
Aug-02      13,581         8,742
Sep-02      12,538         7,823
Oct-02      13,347         8,446
Nov-02      14,401         8,957
Dec-02      13,507         8,451
Jan-03      13,304         8,243
Feb-03      13,176         8,107
Mar-03      12,996         8,193
Apr-03      13,976         8,862
May-03      15,380         9,397
Jun-03      15,712         9,524
Jul-03      16,300         9,742
Aug-03      17,047         9,958
Sep-03      16,834         9,850
Oct-03      18,254        10,446
Nov-03      18,681        10,590
Dec-03      19,365        11,074
Jan-04      19,803        11,305
Feb-04      19,941        11,458
Mar-04      19,760        11,322
Apr-04      19,066        11,087
May-04      19,387        11,248
Jun-04      20,133        11,472
Jul-04      19,084        11,038
Aug-04      19,019        11,084
Sep-04      19,630        11,254
Oct-04      19,962        11,439
Nov-04      21,043        11,971
Dec-04      21,889        12,397

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 4/30/98. Indices are unmanaged, and individuals cannot invest directly in an index.

3     Performance of Class 2 shares (offered as of 11/01) will differ.

                                                          PORTFOLIO MANAGER
                                                          Philip M. Foreman, CFA
                                                          WM Advisors, Inc.

over-ordered semiconductor components in the fourth quarter of 2003 while 2004 saw decreasing demand. Our underweighting in utilities, due to the unfavorable West Coast regulatory environment, was a slight detriment to performance. In contrast, our position in AT&T Wireless made a significant contribution to Fund performance after the company was acquired by Cingular.

The Fund is well-diversified with exposure to all current benchmark sectors except utilities and consumer non-durables. We are overweighted in industrials (due to a desire to be exposed to projected capital spending trends on the West Coast) as well as health care. The Fund's strategy of being invested nearly equally in small-, mid-, and large-sized companies has the potential to benefit in any market advance.

Looking ahead, we anticipate slow U.S. economic growth in a moderate inflation environment. Job growth will be slow, but we anticipate it to gradually increase. Positive Social Security reform could have significant implications for the health care and financial services industries. While a post-presidential election rally occurred as the fiscal year ended, we believe the market should eventually reflect more of a low-growth environment.

TOP 10 HOLDINGS(4,5) AS OF DECEMBER 31, 2004

                                % of Net Assets               Total Return
                                ---------------               ------------
Wells Fargo & Co.                    3.38%                         8.97%
Microsoft Corp.                      2.92%                         8.92%
PACCAR Inc.                          2.91%                        47.28%
ChevronTexaco Corp.                  2.42%                        25.57%
U.S. Bancorp                         2.15%                        10.48%
The Boeing Company                   2.11%                        24.86%
Starbucks Corp.                      1.91%                        88.06%
Expeditors Intl. of
Wash. Inc.                           1.77%                        49.04%
Costco Wholesale Corp.               1.70%                       -20.26%
Washington Federal Inc.              1.66%                         7.15%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2004

Weighted Average Market
Capitalization:                      $ 38.2 billion
Weighted Average P/E
(based on estimated
earnings):                             18.5
Beta:(6)                               1.00
Fund Standard Deviation:(7)           16.50
S&P 500 Standard Deviation:(7)        15.81
Turnover:                                17%
Number of Securities:                   119
Total Net Assets:                    $127.6 million

PORTFOLIO COMPOSITION(4)

As of
12/31/04

[PIE CHART]

                                As of        As of
                               12/31/04     12/31/03     Change
                               --------     --------     ------
Financials                       19%          18%          +1%
Consumer Discretionary           17%          17%           0%
Information Technology           17%          21%          -4%
Industrials                      16%          13%          +3%
Health Care                      13%          11%          +2%
Energy                            6%           4%          +2%
Materials                         4%           5%          -1%
Consumer Staples                  3%           3%           0%
REITs                             2%           2%           0%
Telecommunication Services        1%           1%           0%
Cash Equivalents                  2%           5%          -3%

4     May not reflect the current portfolio composition.

5 Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/04. The Fund may not have held these securities throughout the entire period.

6 Source: Lipper, Inc. Beta is a quantitative measure of the Fund's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/04.

7 Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the historical fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/04, and Fund results are for Class 1 shares.

VT Mid Cap Stock Fund

ANNUAL TOTAL RETURNS(1)

CLASS 1 SHARES
(CALENDAR YEAR)
2004                 +14.59%
2003                 +27.73%
2002                 -10.35%
2001                 +11.99%

INVESTMENT STRATEGY

During the fiscal year, the Fund benefited from the continued economic recovery that began in 2003. Although the pace of this recovery has slowed, it still provided strong tailwinds that allowed the majority of companies in the portfolio to record double-digit earnings growth. Stocks of all risk profiles performed moderately well in 2004, but the value category continued to outpace the growth category.

The Fund benefited slightly from its underweighted position in the information technology (IT) sector. This sector declined dramatically in 2004 as earnings growth expectations were reduced. Although many of our IT holdings also faltered, they performed better than the overall sector. The Fund also benefited from an overweighted position in energy stocks as strong oil and gas prices caused a dramatic increase in share prices.

We did not make any dramatic shifts in the sector allocations of the Fund during 2004. However, the market's shift from rewarding the IT sector toward rewarding the energy and materials sectors altered the Fund's weightings during the year. This was an

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2004

                       1 Year      Since Inception       Inception Date
                       ------      ---------------       --------------
CLASS 1 SHARES         14.59%          12.39%                5/1/00
CLASS 2 SHARES         14.28%           9.30%                5/1/01
S&P MidCap 400(2)      16.48%           8.29%

- Class 1 shares

- S&P MidCap 400(2)

VALUE OF A $10,000 INVESTMENT(1,3) MAY 1, 2000 - DECEMBER 31, 2004

[LINE GRAPH]

          CLASS 1    S&P MIDCAP
 DATE     SHARES       400(2)
Apr-00    10,000       10,000
May-00    10,210        9,875
Jun-00     9,980       10,020
Jul-00    10,150       10,178
Aug-00    10,860       11,314
Sep-00    10,751       11,236
Oct-00    10,951       10,855
Nov-00    10,651       10,036
Dec-00    11,741       10,804
Jan-01    12,171       11,044
Feb-01    12,141       10,414
Mar-01    11,700        9,640
Apr-01    12,350       10,703
May-01    12,780       10,953
Jun-01    13,188       10,909
Jul-01    13,127       10,746
Aug-01    12,737       10,395
Sep-01    11,487        9,102
Oct-01    11,897        9,504
Nov-01    12,407       10,211
Dec-01    13,148       10,739
Jan-02    12,698       10,683
Feb-02    12,698       10,696
Mar-02    13,469       11,461
Apr-02    13,379       11,407
May-02    13,508       11,214
Jun-02    12,803       10,393
Jul-02    11,870        9,386
Aug-02    11,993        9,433
Sep-02    11,070        8,673
Oct-02    11,387        9,048
Nov-02    11,983        9,572
Dec-02    11,788        9,179
Jan-03    11,583        8,911
Feb-03    11,429        8,699
Mar-03    11,480        8,772
Apr-03    11,881        9,409
May-03    12,794       10,189
Jun-03    12,866       10,318
Jul-03    13,092       10,684
Aug-03    13,431       11,170
Sep-03    13,266       10,999
Oct-03    14,192       11,830
Nov-03    14,594       12,242
Dec-03    15,057       12,449
Jan-04    15,263       12,719
Feb-04    15,695       13,024
Mar-04    15,541       13,080
Apr-04    15,396       12,651
May-04    15,777       12,913
Jun-04    16,299       13,207
Jul-04    15,627       12,591
Aug-04    15,459       12,558
Sep-04    15,741       12,930
Oct-04    15,941       13,136
Nov-04    16,791       13,919
Dec-04    17,253       14,503

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The S&P MidCap 400 is a weighted index of the common stocks of 400 mid-size companies. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 4/30/00. Indices are unmanaged, and individuals cannot invest directly in an index.

3     Performance of Class 2 shares (offered as of 5/01) will differ.

                                                               PORTFOLIO MANAGER
                                                               Daniel R. Coleman
                                                               WM Advisors, Inc.

action of the market and not a portfolio management decision.

Several individual holdings provided relatively strong performance during the period. Among them was Adobe (+61%), which recorded strong sales and earnings growth based on the introduction of new and upgraded software products.(5) Mandalay Resort Group (+60%), enjoyed dramatic increases in revenues and profits, but more importantly, it agreed to be acquired by MGM Mirage at a substantial premium. Two other investments, Charter One Financial and GreenPoint Financial Corp., were acquired during 2004. The premiums paid for these companies averaged over 30% and significantly aided Fund performance.

On the negative side, the sale of J.C. Penney early in 2004 detracted from performance. We thought the turnaround story at J.C. Penney had played out and sold our investment too soon. Also, our investment in Synopsys and Electronics for Imaging fell in value due to weaker-than-expected earnings.

We are optimistic about the Fund's outlook and believe many of our holdings are poised to show strong earnings growth that hopefully will be rewarded by the market. We continue to sell investments that appreciate through our capitalization ceiling and reinvest in smaller companies that we believe can grow as quickly for a longer period of time. We also continue to search for undervalued mid-cap companies that have strong balance sheets, cash flows, and earnings growth prospects.

TOP 10 HOLDINGS(4,5) AS OF DECEMBER 31, 2004

                                  % of Net Assets     Total Return
                                  ---------------     ------------
The Neiman Marcus Group Inc.            2.91%             34.57%
North Fork Bancorporation               2.57%             10.24%
HCC Insurance Holdings Inc.             2.52%              5.19%
Tiffany & Co.                           2.51%            -28.79%
Fidelity National Financial Inc.        2.43%             32.25%
Cabot Corp.                             2.40%             23.54%
YUM! Brands Inc.                        2.29%             37.84%
HNI Corp.                               2.22%              0.79%
The Valspar Corporation                 2.22%              2.74%
A.G.Edwards Inc.                        2.21%             21.32%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2004

Weighted Average Market
Capitalization:                    $   5.8 billion
Weighted Average P/E
(based on estimated                   16.8
earnings):
Beta:(6)                               0.72
Fund Standard Deviation:(7)           12.21
S&P 500 Standard                      15.81
Deviation:(7)
Turnover:                             32%
Number of Securities:                 63
Total Net Assets:                  $ 114.4 million

PORTFOLIO COMPOSITION (4)

As of
12/31/04

[PIE CHART]

                              As of        As of
                            12/31/04     12/31/03     Change
                            --------     --------     ------
Financials                     18%          19%          -1%
Consumer Discretionary         17%          15%          +2%
Industrials                    13%          10%          +3%
Information Technology         12%          14%          -2%
Health Care                     9%          12%          -3%
Energy                          8%           8%           0%
Utilities                       6%           5%          +1%
Materials                       5%           3%          +2%
Consumer Staples                3%           5%          -2%
REITs                           2%           0%          +2%
Telecommunication Services      0%           1%          -1%
Cash Equivalents                7%           8%          -1%

4     May not reflect the current portfolio composition.

5 Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/04. The Fund may not have held these securities throughout the entire period.

6 Source: Lipper, Inc. Beta is a quantitative measure of the Fund's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/04.

7 Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the historical fluctuation of returns around the arithmetic average return of the investment.The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/04, and Fund results are for Class 1 shares.

VT Growth Fund

ANNUAL TOTAL RETURNS(1)

Class 1 Shares
(Calendar Year)
2004               +8.22%
2003              +29.18%
2002              -31.01%
2001              -29.05%
2000              -22.04%
1999              +97.09%
1998              +59.04%
1997              +11.24%
1996              +16.15%
1995              +37.34%
1994               +2.69%

INVESTMENT STRATEGY

The following three firms shared management responsibilities for the WM VT Growth Fund during the fiscal year: Columbia Management Advisors, Inc., Janus Capital Management, and OppenheimerFunds, Inc.

Columbia cited strong stock selection in consumer staples, materials, and industrials as primary drivers of Fund performance during the period. Its overweighting in the consumer discretionary and materials sectors contributed positively to total return. Columbia's best performers included Kinetic Concepts, Cognizant Technology, and Symantec.

Janus attributed the Fund's outperformance as partly due to several well-chosen investments in the energy and consumer staples industries. Moderating these gains was the Fund's lack of exposure to telecommunications, which did well during the period, and an overweighted position in information technology.

Janus maintained a stock-by-stock focus during the period while also moderating risk by eliminating redundant positions and making tactical reductions in select sectors. In the process, it streamlined holdings to reflect its strongest convictions. Weak performers

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2004

                      1 Year       5 Year       10 Year      Since Inception     Inception Date
                      ------       ------       -------      ---------------     --------------
CLASS 1 SHARES        8.22%        -11.81%       11.49%       11.10%                 5/7/93
CLASS 2 SHARES        8.01%             -            -         0.32%                11/6/01
Russell 1000(R)
  Growth Index(2)     6.30%         -9.29%        9.59%        9.14%

-     Class 1 shares

-     Russell 1000(R) Growth Index(2)

VALUE OF A $10,000 INVESTMENT(1,3) DECEMBER 31,1994 - DECEMBER 31, 2004

[LINE GRAPH]

         CLASS 1    RUSSELL 1000
 DATE    SHARES    GROWTH INDEX(2)
DEC-94   10,000       10,000
Jan-95   10,105       10,213
Feb-95   10,418       10,641
Mar-95   10,644       10,953
Apr-95   11,019       11,193
May-95   11,454       11,583
Jun-95   12,125       12,030
Jul-95   12,911       12,531
Aug-95   12,990       12,545
Sep-95   13,400       13,123
Oct-95   13,043       13,132
Nov-95   13,680       13,643
Dec-95   13,732       13,721
Jan-96   13,995       14,180
Feb-96   14,650       14,440
Mar-96   14,755       14,459
Apr-96   15,497       14,839
May-96   15,803       15,357
Jun-96   15,133       15,378
Jul-96   14,026       14,477
Aug-96   14,973       14,851
Sep-96   15,999       15,932
Oct-96   15,461       16,027
Nov-96   15,950       17,231
Dec-96   15,950       16,893
Jan-97   16,727       18,077
Feb-97   15,969       17,954
Mar-97   14,902       16,983
Apr-97   15,161       18,111
May-97   16,227       19,418
Jun-97   16,867       20,195
Jul-97   18,294       21,980
Aug-97   17,339       20,695
Sep-97   18,351       21,713
Oct-97   17,856       20,909
Nov-97   17,786       21,798
Dec-97   17,740       22,042
Jan-98   18,327       22,701
Feb-98   20,032       24,408
Mar-98   20,987       25,382
Apr-98   21,806       25,732
May-98   21,160       25,002
Jun-98   23,168       26,532
Jul-98   23,092       26,357
Aug-98   19,192       22,401
Sep-98   21,539       24,121
Oct-98   22,284       26,060
Nov-98   23,810       28,043
Dec-98   28,215       30,573
Jan-99   31,962       32,367
Feb-99   30,927       30,888
Mar-99   34,876       32,516
Apr-99   36,679       32,558
May-99   34,662       31,559
Jun-99   37,442       33,768
Jul-99   35,970       32,694
Aug-99   36,938       33,227
Sep-99   38,770       32,529
Oct-99   41,685       34,985
Nov-99   46,346       36,871
Dec-99   55,610       40,706
Jan-00   55,727       38,796
Feb-00   62,565       40,694
Mar-00   63,516       43,607
Apr-00   57,761       41,532
May-00   52,568       39,438
Jun-00   54,109       42,428
Jul-00   53,146       40,659
Aug-00   57,222       44,338
Sep-00   54,372       40,144
Oct-00   51,936       38,245
Nov-00   43,471       32,608
Dec-00   43,358       31,577
Jan-01   45,396       33,759
Feb-01   36,720       28,027
Mar-01   32,835       24,978
Apr-01   38,834       28,137
May-01   37,778       27,724
Jun-01   36,324       27,080
Jul-01   34,275       26,403
Aug-01   30,858       24,244
Sep-01   27,899       21,824
Oct-01   28,309       22,970
Nov-01   30,177       25,177
Dec-01   30,768       25,129
Jan-02   29,812       24,685
Feb-02   27,146       23,660
Mar-02   27,988       24,479
Apr-02   26,144       22,481
May-02   25,733       21,937
Jun-02   23,229       19,908
Jul-02   21,315       18,813
Aug-02   21,611       18,870
Sep-02   19,766       16,913
Oct-02   21,588       18,464
Nov-02   22,909       19,466
Dec-02   21,223       18,121
Jan-03   20,767       17,681
Feb-03   20,424       17,600
Mar-03   20,676       17,927
Apr-03   22,406       19,252
May-03   23,659       20,212
Jun-03   23,817       20,491
Jul-03   24,455       21,002
Aug-03   25,206       21,524
Sep-03   24,682       21,294
Oct-03   26,049       22,491
Nov-03   26,367       22,727
Dec-03   27,414       23,513
Jan-04   27,959       23,993
Feb-04   28,052       24,147
Mar-04   27,802       23,698
Apr-04   27,188       23,423
May-04   27,666       23,858
Jun-04   28,189       24,157
Jul-04   26,937       22,792
Aug-04   26,708       22,680
Sep-04   27,187       22,895
Oct-04   27,643       23,253
Nov-04   28,669       24,052
Dec-04   29,672       24,995

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

3     Performance of Class 2 shares (offered as of 11/01) will differ.

PORTFOLIO MANAGERS

Alexander S. Macmillan III, CFA and E. Marc Pinto, CFA     Jane Putnam, CFA
Paul J. Berlinguet               Janus Capital Management OppenheimerFunds, Inc.
Columbia Management
Advisors, Inc.

included wireless handset and semiconductor manufacturers, such as Nokia. Strong performers included biotech stocks, such as OSI Pharmaceuticals.

Oppenheimer reported strong returns from health care stocks in biotechnology, health insurance, medical products (Johnson & Johnson), and certain European pharmaceutical firms. Other sectors that contributed positively to performance included industrials (General Electric) and energy. On the negative side, Cypress Semiconductor and VERITAS detracted from performance. As prices declined for technology stocks, Oppenheimer trimmed holdings in relatively smaller cap cyclical technology names and increased exposure to more stable, bellwether companies, such as Cisco Systems.

Looking forward, Oppenheimer is generally optimistic about economic fundamentals. Although the shift from recovery to sustainable growth makes earnings and revenue comparisons less robust, the environment still appears favorable. Over time, such conditions tend to favor growth-oriented stocks, and valuations of many growth stocks stand at attractive levels. Oppenheimer believes continued economic growth may set the stage for broad-based, earnings-driven gains among growth-oriented stocks.

Columbia expects economic and corporate earnings growth to slow modestly in 2005. Inflation should be contained, but there are concerns about higher energy prices. The firm remains focused on holding well-positioned growth issues.

Janus is fairly upbeat about the economy and notes the recent deceleration doesn't mean the economy has stopped growing. Consumer spending remains strong, aided by continued low interest rates, and the employment landscape looks better. Janus continues to refine its holdings, seeking an optimal blend of well-established growth companies.

TOP 10 HOLDINGS(4,5) AS OF DECEMBER 31, 2004

                         % of Net Assets              Total Return
                         ---------------              ------------
General Electric Co.           3.94%                     20.68%
Microsoft Corp.                3.84%                      8.92%
Cisco Systems Inc.             2.04%                    -20.26%
Yahoo! Inc.                    2.02%                     67.36%
Medtronic Inc.                 1.95%                      2.68%
Exxon Mobil Corp.              1.91%                     28.04%
Time Warner Inc.               1.87%                      8.12%
Comcast Corp.                  1.81%                      1.49%
Procter & Gamble Co.           1.77%                     12.38%
Citigroup Inc.                 1.75%                      2.72%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2004

Weighted Average Market Capitalization:       $  93.4 billion
Weighted Average P/E                             19.9
(based on estimated earnings):
Beta:(6)                                         1.05
Fund Standard Deviation:(7)                     16.40
S&P 500 Standard Deviation:(7)                  15.81
Turnover:                                          66%
Number of Securities:                             183
Total Net Assets:                             $   247 million

PORTFOLIO COMPOSITION(4)

As of
12/31/04

[PIE CHART]

                                        As of         As of
                                       12/31/04      12/31/03     Change
                                       --------      --------     ------
Information Technology                   24%           27%          -3%
Consumer Discretionary                   18%           18%           0%
Health Care                              18%           15%          +3%
Industrials                              12%           10%          +2%
Financials                               10%           11%          -1%
Consumer Staples                          7%            6%          +1%
Energy                                    4%            5%          -1%
Materials                                 2%            2%           0%
Other                                     1%            1%           0%
Cash Equivalents                          4%            5%          -1%

4     May not reflect the current portfolio composition.

5 Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/04. The Fund may not have held these securities throughout the entire period.

6 Source: Lipper, Inc. Beta is a quantitative measure of the Fund's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/04.

7 Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the historical fluctuation of returns around the arithmetic average return of the investment.The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/04, and Fund results are for Class 1 shares.

VT Small Cap Value Fund

INVESTMENT STRATEGY

Small-cap stocks, and small-cap value stocks in particular, performed well from the Fund's commencement date on May 3, 2004 through the fiscal year end. During this period, the Fund benefited from a significant overweighting in energy stocks. High oil prices provided a meaningful boost to earnings and cash flow for the exploration and production companies held by the Fund.

We also had positive relative performance from overweightings in the raw materials and industrial sectors. Strong global demand for raw materials helped raw materials stocks, as well as transportation companies that benefited from charging higher rates for moving raw materials around the globe.

The Fund was significantly underweighted in financial stocks, which was a slight disadvantage as that sector performed well. Concern over the flattening yield curve has led us to remain underweighted in this sector.

We were also underweighted in technology, which was a weak-performing sector for the period. We are gradually increasing our exposure to the sector as we see valuations improve.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2004

                                    Since Inception         Inception Date
                                    ---------------         --------------
CLASS 1 SHARES                          22.70%                  5/3/04
Russell 2000(R) Value Index(2)          20.57%

-     Class 1 shares

-     Russell 2000(R) Value Index(2)

VALUE OF A $10,000 INVESTMENT(1) MAY 3,2004 - DECEMBER 31, 2004

[LINE GRAPH]

          CLASS 1    RUSSELL 2000
 DATE      SHARES    VALUE INDEX(2)
Apr-04     10,000         10,000
May-04      9,840         10,121
Jun-04     10,260         10,635
Jul-04     10,180         10,146
Aug-04     10,280         10,245
Sep-04     10,820         10,651
Oct-04     11,050         10,816
Nov-04     12,020         11,776
Dec-04     12,270         12,057

1 Periods less than one year are not annualized. Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index securities with lower price-to-book ratios and lower forecasted growth values. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 4/30/04. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                           PORTFOLIO MANAGER
                                                           David W. Simpson, CFA
                                                           WM Advisors, Inc.

The Fund has gradually trimmed its energy exposure as those stocks outperformed. However, we remain significantly overweighted in the sector as we think fundamentals favor strong energy prices. We see improved valuations in technology and health care, both areas where the Fund has small exposure, and we are modestly adding to those positions. We are not very enamored with consumer stocks since we think high energy prices erode consumer purchasing power.

For the period, the Fund held about 22% in non-U.S. stocks, which benefited from a weaker U.S. dollar. Stocks that contributed positively to performance included Peyto Energy Trust (energy); Tesma (auto parts); Duratek (industrials); and Biosite (health care).

Stocks that detracted from performance included Independence Air
(transportation) and Kellwood (consumer discretionary).

Small-cap stocks have outperformed the larger stock indices for six consecutive years. While we believe small-cap stocks offer decent returns for the long-term investor, we caution that outperformance is unlikely to continue uninterrupted. Valuations appear quite rich, although earnings have been steadily growing. Issues that face the investor include the "twin deficits" (federal and trade), but we do not see any immediate catalyst that could lead to a major correction or bear market. However, as observers of stock market history, we are aware that such catalysts are often apparent only in hindsight.

TOP 10 HOLDINGS(3,4) AS OF DECEMBER 31 , 2004

                                    % of Net Assets        Total Return
                                    ---------------        ------------
Atari Inc.                               2.26%                 8.52%
Jarden Corp.                             2.22%                22.37%
A/S Dampskibsselskabet TORM              2.13%                38.17%
Hutchinson Technology Inc.               2.08%                21.43%
Cimarex Energy Co.                       1.99%                36.33%
Geac Computer Corp. Ltd.                 1.99%                25.06%
Fording Canadian Coal Trust              1.83%               103.73%
OmniVision Technologies Inc.             1.75%               -35.04%
Oriental Financial Group Inc.            1.71%                10.59%
Metal Management Inc.                    1.69%                32.58%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2004

Weighted Average Market
Capitalization:                  $ 1.0 billion
Weighted Average P/E
(based on estimated earnings):    13.9
Turnover:                           50%
Number of Securities:               79
Total Net Assets:                $42.7 million

PORTFOLIO COMPOSITION(3)

As of
12/31/04

[PIE CHART]

                                       As of
                                      12/31/04
                                      --------
Industrials                              13%
Energy                                   12%
Information Technology                   11%
Financials                               10%
Materials                                10%
Consumer Staples                          8%
Consumer Discretionary                    7%
Health Care                               7%
REITs                                     6%
Options                                   3%
Telecommunication Services                3%
Utilities                                 1%
Cash Equivalents                          9%

(3)   May not reflect the current portfolio composition.

(4) Performance information provided for individual securities held by the Fund represents performance from 5/3/04 to 12/31/04. The Fund may not have held these securities throughout the entire period.

VT Small Cap Growth Fund

ANNUAL TOTAL RETURNS(1)

Class 1 shares
(Calendar Year)

2004                   +4.68%
2003                  +71.40%
2002                  -47.15%
2001                  -12.73%
2000                  -10.58%
1999                  +71.09%
1998                   +8.09%
1997                  +12.59%
1996                  +10.04%
1995                  +30.99%

INVESTMENT STRATEGY

The stock market turned increasingly defensive as 2004 progressed, with value stocks significantly outperforming their growth counterparts.This marked the fourth time in five years that value significantly outperformed growth, and small-cap growth stocks struggled during the year. With the Fund's higher beta(6) and exposure to emerging technology and biotechnology, the market's bias toward value worked against the Fund this year.

The Fund continues to be overweighted in the technology and health care sectors, which were areas that came under pressure mid-year. However, these sectors ended 2004 with stronger performance, as investors' appetite for risk increased. Technology is the Fund's largest sector, but the size of its individual technology holdings is generally small because we try to diversify the event risk associated with small-cap growth technology companies.

Although exposure to technology and biotechnology generally increases the beta(6) of the Fund, we believe that these are areas of growth with many opportunities for investors

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.
Small-cap and mid-cap stocks may have additional risks, including greater price volatility.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2004

                                      1 Year   5 Year     10 Year   Since Inception    Inception Date
                                      ------   ------     -------   ---------------    --------------
CLASS 1 SHARES                         4.68%   -5.84%      8.29%        8.04%             1/12/94
CLASS 2 SHARES                         4.49%       -          -        -2.44%              5/1/01
Russell 2000(R)Growth Index (2)       14.31%   -3.57%      7.12%        6.21%

-     Class 1 shares

-     Russell 2000(R) Growth Index(2)

VALUE OF A $10,000 INVESTMENT(1,3) DECEMBER 31, 1994 - DECEMBER 31, 2004

[LINE GRAPH]

 DATE      CLASS 1   RUSSELL 2000
           SHARES   GROWTH INDEX(2)
DEC-94     10,000         10,000
Jan-95     10,000          9,796
Feb-95     10,285         10,249
Mar-95     10,247         10,548
Apr-95     10,095         10,706
May-95     10,095         10,846
Jun-95     10,878         11,594
Jul-95     11,650         12,497
Aug-95     12,022         12,650
Sep-95     12,594         12,911
Oct-95     12,146         12,276
Nov-95     12,356         12,817
Dec-95     13,099         13,102
Jan-96     12,908         12,993
Feb-96     13,652         13,585
Mar-96     14,547         13,854
Apr-96     14,976         14,918
May-96     15,596         15,684
Jun-96     15,012         14,664
Jul-96     13,138         12,874
Aug-96     14,197         13,827
Sep-96     14,756         14,539
Oct-96     14,334         13,912
Nov-96     14,472         14,299
Dec-96     14,413         14,578
Jan-97     13,933         14,942
Feb-97     13,590         14,039
Mar-97     12,639         13,048
Apr-97     12,707         12,897
May-97     14,168         14,835
Jun-97     14,888         15,338
Jul-97     14,971         16,124
Aug-97     15,127         16,607
Sep-97     16,134         17,933
Oct-97     15,865         16,855
Nov-97     16,011         16,454
Dec-97     16,229         16,464
Jan-98     16,052         16,245
Feb-98     17,453         17,679
Mar-98     18,200         18,421
Apr-98     18,086         18,534
May-98     16,778         17,186
Jun-98     16,828         17,362
Jul-98     15,615         15,912
Aug-98     12,286         12,240
Sep-98     13,356         13,481
Oct-98     14,366         14,184
Nov-98     15,904         15,285
Dec-98     17,515         16,668
Jan-99     17,323         17,418
Feb-99     15,700         15,825
Mar-99     15,615         16,388
Apr-99     16,313         17,835
May-99     17,466         17,864
Jun-99     18,860         18,805
Jul-99     19,409         18,224
Aug-99     19,079         17,542
Sep-99     19,455         17,881
Oct-99     20,441         18,339
Nov-99     23,668         20,277
Dec-99     29,964         23,850
Jan-00     32,251         23,628
Feb-00     43,058         29,126
Mar-00     38,235         26,065
Apr-00     30,527         23,433
May-00     28,036         21,380
Jun-00     34,383         24,142
Jul-00     32,795         22,073
Aug-00     36,222         24,395
Sep-00     33,915         23,183
Oct-00     31,707         21,300
Nov-00     26,659         17,432
Dec-00     26,792         18,499
Jan-01     30,972         19,996
Feb-01     25,022         17,254
Mar-01     20,976         15,686
Apr-01     24,085         17,606
May-01     25,672         18,014
Jun-01     28,606         18,506
Jul-01     23,958         16,927
Aug-01     22,312         15,869
Sep-01     16,758         13,310
Oct-01     18,815         14,590
Nov-01     21,571         15,808
Dec-01     23,381         16,793
Jan-02     21,017         16,195
Feb-02     18,735         15,148
Mar-02     21,181         16,464
Apr-02     18,199         16,108
May-02     16,081         15,166
Jun-02     14,720         13,880
Jul-02     12,109         11,747
Aug-02     11,614         11,741
Sep-02     10,894         10,893
Oct-02     12,177         11,444
Nov-02     13,933         12,578
Dec-02     12,357         11,710
Jan-03     12,515         11,392
Feb-03     11,952         11,088
Mar-03     11,749         11,255
Apr-03     13,032         12,320
May-03     15,372         13,708
Jun-03     15,620         13,973
Jul-03     16,790         15,029
Aug-03     17,713         15,836
Sep-03     17,826         15,436
Oct-03     20,167         16,769
Nov-03     20,617         17,316
Dec-03     21,180         17,394
Jan-04     22,844         18,307
Feb-04     22,755         18,280
Mar-04     22,598         18,366
Apr-04     21,023         17,444
May-04     20,889         17,791
Jun-04     21,248         18,383
Jul-04     18,367         16,732
Aug-04     18,255         16,373
Sep-04     19,200         17,278
Oct-04     19,605         17,698
Nov-04     20,866         19,193
Dec-04     22,172         19,882

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index securities with higher price-to-book ratios and higher forecasted growth values. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 12/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

3     Performance of Class 2 shares (offered as of 5/01) will differ.

                                                             PORTFOLIO MANAGER
                                                             Linda C. Olson, CFA
                                                             WM Advisors, Inc.

with long-term horizons. Of course, they also must be able to accept short-term volatility.

Individual holdings that added to Fund performance included Building Materials Holding Corp., United Natural Foods, and Dendreon. Negative contributors included Primus Telecom, Digimarc, and Primus Knowledge Solutions, which was acquired by Art Technology Group.

Growth and value performance have historically run in cycles, and so we believe it is beneficial for investors to have exposure to both styles. With improvements in the economy and in investors' appetite for risk, growth investing could be poised to outperform in the near term. Also fueling that possibility is the likelihood that interest rates will continue to rise in 2005. When rates have gone up in the past, growth has typically outperformed value in small-cap equities.

We continue to diligently search for and invest in companies that we believe have strong management teams, superior products and services, and high barriers to entry. We also seek companies that are perceived market leaders and attractively valued. We believe these qualities represent companies that could be strong long-term holdings for our shareholders.

TOP 10 HOLDINGS(4,5) AS OF DECEMBER 31, 2004

                                  % of Net Assets      Total Return
                                  ---------------      ------------
Digimarc Corp.                          2.71%             -29.92%
Gevity HR Inc.                          2.46%              -6.50%
Hewitt Associates Inc.                  2.42%               7.06%
SonoSite Inc.                           2.32%              57.98%
Lionbridge Technologies Inc.            2.30%             -30.00%
Euronet Worldwide Inc.                  2.30%              44.24%
West Marine Inc.                        2.15%             -10.00%
Intrawest Corp.                         2.10%              25.22%
Affiliated Managers Group Inc.          2.09%              46.01%
aQuantive Inc.                          2.02%             -12.78%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2004

Weighted Average Market
Capitalization:                                 $  850 million
Weighted Average P/E                              22.6
(based on estimated earnings):
Beta:(6)                                          1.68
Fund Standard Deviation:(7)                      30.49
S&P 500 Standard Deviation:(7)                   15.81
Turnover:                                           41%
Number of Securities:                               76
Total Net Assets:                               $ 56.7 million

PORTFOLIO COMPOSITION (4)

 As of
12/31/04

[PIE CHART]

                                     As of          As of
                                    12/31/04       12/31/03       Change
                                    --------       --------       ------
Health Care                           21%             20%          +1%
Consumer Discretionary                16%             14%          +2%
Industrials                           12%             10%          +2%
Software                              11%             11%           0%
Financials                             8%              9%          -1%
Internet Software & Services           8%             10%          -2%
Communications Equipment               4%              3%          +1%
Consumer Staples                       4%              4%           0%
Electronic Equipment &
Instruments                            4%              3%          +1%
Energy                                 3%              4%          -1%
IT Services                            2%              2%           0%
Materials                              2%              1%          +1%
Semiconductors &
Semiconductor Equipment                2%              4%          -2%
Computers & Peripherals                1%              1%           0%
Telecommunication Services             1%              1%           0%
Cash Equivalents                       1%              3%          -2%

4     May not reflect the current portfolio composition.

5 Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/04. The Fund may not have held these securities throughout the entire period.

6 Source: Lipper, Inc. Beta is a quantitative measure of the Fund's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/04.

7 Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the historical fluctuation of returns around the arithmetic average return of the investment.The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/04, and Fund results are for Class 1 shares.

VT International Growth Fund

ANNUAL TOTAL RETURNS (1)

Class 1 shares
(Calendar Year)

2004                  +13.60%
2003                  +35.51%
2002                  -15.71%
2001                  -17.78%
2000                  -19.84%
1999                  +51.96%
1998                   +5.20%
1997                   -2.64%
1996                   +9.04%
1995                   +6.61%
1994                   +1.88%

INVESTMENT STRATEGY

Concerns about global economic growth and future corporate profits kept a lid on international equities, although some non-U.S. markets broke through desultory summer trading patterns to post positive returns. As the year ended, emerging market stocks outperformed their developed market counterparts. Returns for U.S. dollar-based investors were enhanced by dollar weakness against several currencies. Rising oil and raw materials prices helped the energy and materials sectors post solid gains. The technology sector fell the hardest.

Countries with euro-based economies continued to rely on exports for their main source of growth as domestic demand in the region remained anemic. A combination of weak income growth and high unemployment left the euro area with a very cautious consumer. The Japanese market suffered from concerns about the sustainability of the country's nascent domestic growth.

Many of our long-held positions in areas such as wireless telecommunications and certain European and Japanese banks were

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2004

                                 1 Year   5 Year     10 Year  Since Inception  Inception Date
                                 ------   ------     -------  ---------------  --------------
CLASS 1 SHARES                   13.60%   -3.08%      4.46%         5.09%          5/7/93
CLASS 2 SHARES                   13.33%       -          -          9.83%         11/6/01
Morgan Stanley Capital
International EAFE Index(2)      20.70%   -0.80%      5.94%         6.50%

-     Class 1 shares

-     Morgan Stanley Capital International EAFE Index(2)

VALUE OF A $10,000 INVESTMENT (1,3) DECEMBER 31, 1994 - DECEMBER 31, 2004

[LINE GRAPH]

                       MORGAN STANLEY
                          CAPITAL
           CLASS 1     INTERNATIONAL
 DATE      SHARES      EAFE INDEX(2)
DEC-94     10,000          10,000
Jan-95      9,564           9,618
Feb-95      9,460           9,593
Mar-95      9,669          10,194
Apr-95      9,956          10,581
May-95     10,017          10,457
Jun-95      9,885          10,276
Jul-95     10,397          10,918
Aug-95     10,229          10,505
Sep-95     10,300          10,713
Oct-95     10,133          10,428
Nov-95     10,221          10,721
Dec-95     10,662          11,155
Jan-96     11,005          11,203
Feb-96     10,970          11,243
Mar-96     11,084          11,485
Apr-96     11,242          11,821
May-96     11,224          11,606
Jun-96     11,321          11,675
Jul-96     10,813          11,336
Aug-96     10,938          11,363
Sep-96     11,206          11,668
Oct-96     11,116          11,551
Nov-96     11,643          12,013
Dec-96     11,626          11,862
Jan-97     11,679          11,449
Feb-97     11,750          11,639
Mar-97     11,652          11,685
Apr-97     11,893          11,749
May-97     12,616          12,516
Jun-97     13,166          13,209
Jul-97     13,573          13,426
Aug-97     12,400          12,426
Sep-97     13,065          13,124
Oct-97     11,671          12,119
Nov-97     11,302          11,998
Dec-97     11,320          12,106
Jan-98     11,440          12,662
Feb-98     12,197          13,478
Mar-98     12,862          13,896
Apr-98     13,185          14,008
May-98     13,084          13,944
Jun-98     12,667          14,053
Jul-98     12,730          14,199
Aug-98     11,037          12,442
Sep-98     10,473          12,064
Oct-98     11,016          13,325
Nov-98     11,632          14,011
Dec-98     11,909          14,567
Jan-99     12,062          14,528
Feb-99     11,693          14,185
Mar-99     12,175          14,781
Apr-99     12,636          15,382
May-99     12,123          14,593
Jun-99     12,953          15,165
Jul-99     13,528          15,620
Aug-99     13,733          15,681
Sep-99     14,041          15,843
Oct-99     14,688          16,440
Nov-99     15,828          17,015
Dec-99     18,096          18,545
Jan-00     17,171          17,369
Feb-00     17,798          17,840
Mar-00     18,229          18,536
Apr-00     17,378          17,565
May-00     16,516          17,140
Jun-00     17,482          17,813
Jul-00     16,547          17,070
Aug-00     16,887          17,222
Sep-00     15,558          16,387
Oct-00     14,857          16,003
Nov-00     14,261          15,407
Dec-00     14,505          15,958
Jan-01     14,856          15,950
Feb-01     13,559          14,755
Mar-01     12,869          13,779
Apr-01     14,059          14,745
May-01     13,464          14,236
Jun-01     12,838          13,659
Jul-01     12,442          13,412
Aug-01     12,045          13,075
Sep-01     10,549          11,753
Oct-01     11,063          12,054
Nov-01     11,741          12,499
Dec-01     11,927          12,574
Jan-02     11,379          11,906
Feb-02     11,483          11,991
Mar-02     12,184          12,646
Apr-02     12,172          12,737
May-02     12,218          12,910
Jun-02     11,612          12,401
Jul-02     10,454          11,179
Aug-02     10,301          11,156
Sep-02      9,214           9,961
Oct-02      9,958          10,497
Nov-02     10,585          10,975
Dec-02     10,053          10,607
Jan-03      9,651          10,165
Feb-03      9,426           9,932
Mar-03      9,119           9,744
Apr-03     10,017          10,711
May-03     10,584          11,370
Jun-03     10,833          11,651
Jul-03     11,252          11,935
Aug-03     11,588          12,225
Sep-03     11,791          12,604
Oct-03     12,605          13,390
Nov-03     12,773          13,690
Dec-03     13,622          14,761
Jan-04     13,765          14,971
Feb-04     14,005          15,319
Mar-04     14,089          15,411
Apr-04     13,634          15,075
May-04     13,646          15,140
Jun-04     13,791          15,478
Jul-04     13,330          14,978
Aug-04     13,451          15,047
Sep-04     13,657          15,442
Oct-04     14,082          15,971
Nov-04     14,882          17,066
Dec-04     15,475          17,815

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The Morgan Stanley Capital International (MSCI) EAFE Index is a broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

3     Performance of Class 2 shares (offered as of 11/01) will differ.

                                                  PORTFOLIO MANAGER
                                                  International Equity Team
                                                  Capital Guardian Trust Company

top contributors as the market sought stocks of cash-generating companies. Portfolio holdings in metals and mining also added value during the year. Other holdings that added to Fund performance included America Movil, Infosys Technologies, and Wesfarmers.

Stock selection in the health care sector, primarily within the Fund's pharmaceutical holdings, hurt returns. Despite this under-performance, we feel that investor concerns about health care costs and drug pricing are already reflected in drug stock valuations.

Fund performance was also hurt by stock selection in the information technology, consumer staples, and industrial sectors.

We believe the global economy is settling into a sustainable, albeit slower, pace of growth and that energy costs will be less of a factor. In Japan, we expect a secular recovery, despite some near-term weakness, and we own stocks that could benefit from this trend. In Europe, despite concerns about domestic demand and the strong euro, we are encouraged by some improvements in business costs, as well as potential restructuring and industrial consolidation.

Although many of our largest holdings have produced the earnings we expected, their stock prices have not followed suit.We believe many of these stocks are attractive based on their price-to-earnings, cash flows, and dividend yields, and the companies could create more value for shareholders through higher dividends and stock repurchases. These characteristics should position the Fund well for the future.

TOP 10 HOLDINGS(4,5) AS OF DECEMBER 31, 2004

                                             % of Net Assets              Total Return
                                             ---------------              ------------
Vodafone Group PLC                                 3.68%                     11.78%
Sanofi-Aventis                                     2.97%                      8.20%
Royal Dutch Petroleum Co.                          2.59%                     13.93%
Novartis AG                                        1.81%                     12.97%
AstraZeneca PLC                                    1.52%                    -23.23%
Royal Bank of Scotland                             1.43%                     17.84%
BNP Paribas SA                                     1.42%                     18.35%
Nestle SA                                          1.37%                      6.99%
Banco Bilbao Vizcaya Argentaria                    1.37%                     33.09%
ABN AMRO Holding NV                                1.36%                     19.82%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2004

Weighted Average Market
Capitalization:                         $ 46.7 billion
Weighted Average P/E
(based on trailing earnings):             17.6
Beta:(6)                                  0.98
Fund Standard Deviation:(7)              16.09
S&P 500 Standard Deviation:(7)           15.81
Turnover:                                   23%
Number of Securities:                      238
Total Net Assets:                       $ 92.2 million

GEOGRAPHIC BREAKDOWN(4)

As of
12/31/04

[PIE CHART]

                         As of         As of
                        12/31/04      12/31/03      Change
                        --------      --------      ------
Japan                     23%            21%         +2%
United Kingdom            17%            17%          0%
France                    10%            11%         -1%
Netherlands               10%            10%          0%
Switzerland               10%             9%         +1%
Germany                    6%             5%         +1%
Canada                     4%             4%          0%
Spain                      4%             3%         +1%
Australia                  3%             2%         +1%
Hong Kong                  1%             2%         -1%
Other Countries           10%            11%         -1%
Cash Equivalents           2%             5%         -3%

4     May not reflect the current portfolio composition.

5 Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/04. The Fund may not have held these securities throughout the entire period.

6 Source: Lipper, Inc. Beta is a quantitative measure of the Fund's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/04.

7 Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the historical fluctuation of returns around the arithmetic average return of the investment.The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/04, and Fund results are for Class 1 shares.

VT Short Term Income Fund

ANNUAL TOTAL RETURNS(1)

Class 1 shares
(Calendar Year)

2004       +2.07%
2003       +5.52%
2002       +6.26%
2001       +8.15%
2000       +8.23%
1999       +2.89%
1998       +5.28%
1997       +5.90%
1996       +3.74%
1995       +9.30%

INVESTMENT STRATEGY

This fiscal year was characterized by sluggish economic growth early on, followed by strong jobs reports and a spike in interest rates between April and May. Rates peaked during May and June, and then gradually declined as concerns about lackluster job growth dragged on the market.

At its June meeting, the Federal Reserve (the Fed) raised short-term interest rates for the first time in four years. Its statement signaled that the Fed planned to gradually alter its accommodative monetary policy.

In subsequent months, the Fed raised rates four more times, so that the federal funds rate ended 2004 at 2.25%.

As a result, rates on the front end of the yield curve rose, which flattened the yield curve. For the one-year period ended December 31, 2004, the two-year U.S. Treasury note was up 125 basis points in yield, while the five-year Treasury note was up only 36 basis points.

This created a challenging environment in the front end of the yield curve as rates

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. There may be additional credit and default risks associated with lower-rated securities. REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31 , 2004

                                       1 Year            5 Year      10 Year   Since Inception    Inception Date
                                       ------            ------      -------   ---------------    --------------
CLASS 1 SHARES                          2.07%             6.02%       5.71%         5.04%            1/12/94
CLASS 2 SHARES                          1.60%                -           -          4.08%            11/6/01
Citigroup Broad Investment-Grade
Credit 1-3 Years Index(2)               1.94%             6.28%       6.66%         6.15%

-     Class 1 shares

-     Citigroup Broad Investment-Grade Credit 1-3 Years Index(2)

VALUE OF A $10,000 INVESTMENT (1,3) DECEMBER 31, 1994 - DECEMBER 31, 2004

[LINE GRAPH]

                         CITIGROUP
                           BROAD
                        INVESTMENT
           CLASS 1     GRADE CREDIT
 DATE      SHARES     1-3 YR INDEX(2)
DEC-94     10,000         10,000
Jan-95     10,000         10,143
Feb-95     10,084         10,293
Mar-95     10,164         10,362
Apr-95     10,248         10,464
May-95     10,458         10,661
Jun-95     10,500         10,724
Jul-95     10,500         10,778
Aug-95     10,585         10,850
Sep-95     10,627         10,905
Oct-95     10,757         11,001
Nov-95     10,843         11,100
Dec-95     10,930         11,191
Jan-96     11,017         11,292
Feb-96     10,929         11,254
Mar-96     10,885         11,252
Apr-96     10,885         11,261
May-96     10,885         11,295
Jun-96     10,975         11,379
Jul-96     11,020         11,425
Aug-96     11,065         11,468
Sep-96     11,156         11,579
Oct-96     11,247         11,719
Nov-96     11,339         11,812
Dec-96     11,339         11,814
Jan-97     11,386         11,880
Feb-97     11,432         11,908
Mar-97     11,432         11,905
Apr-97     11,479         12,002
May-97     11,573         12,089
Jun-97     11,621         12,180
Jul-97     11,765         12,335
Aug-97     11,765         12,340
Sep-97     11,861         12,442
Oct-97     11,910         12,522
Nov-97     11,959         12,543
Dec-97     12,008         12,625
Jan-98     12,057         12,753
Feb-98     12,107         12,770
Mar-98     12,137         12,832
Apr-98     12,187         12,902
May-98     12,237         12,978
Jun-98     12,287         13,044
Jul-98     12,337         13,113
Aug-98     12,438         13,214
Sep-98     12,590         13,393
Oct-98     12,642         13,411
Nov-98     12,642         13,456
Dec-98     12,643         13,520
Jan-99     12,695         13,608
Feb-99     12,643         13,565
Mar-99     12,748         13,684
Apr-99     12,800         13,747
May-99     12,747         13,729
Jun-99     12,796         13,772
Jul-99     12,796         13,792
Aug-99     12,850         13,828
Sep-99     12,951         13,933
Oct-99     12,951         13,979
Nov-99     13,006         14,025
Dec-99     13,011         14,062
Jan-00     13,011         14,072
Feb-00     13,120         14,176
Mar-00     13,142         14,248
Apr-00     13,198         14,245
May-00     13,198         14,291
Jun-00     13,336         14,468
Jul-00     13,448         14,587
Aug-00     13,560         14,713
Sep-00     13,655         14,858
Oct-00     13,712         14,864
Nov-00     13,883         15,003
Dec-00     14,083         15,185
Jan-01     14,257         15,473
Feb-01     14,315         15,599
Mar-01     14,471         15,744
Apr-01     14,530         15,796
May-01     14,588         15,939
Jun-01     14,647         16,013
Jul-01     14,823         16,242
Aug-01     14,940         16,375
Sep-01     15,116         16,549
Oct-01     15,234         16,696
Nov-01     15,174         16,679
Dec-01     15,234         16,672
Jan-02     15,293         16,726
Feb-02     15,351         16,761
Mar-02     15,235         16,682
Apr-02     15,469         16,819
May-02     15,587         16,965
Jun-02     15,640         17,025
Jul-02     15,640         17,122
Aug-02     15,762         17,262
Sep-02     15,945         17,436
Oct-02     15,822         17,391
Nov-02     15,944         17,520
Dec-02     16,188         17,788
Jan-03     16,311         17,861
Feb-03     16,433         18,011
Mar-03     16,494         18,072
Apr-03     16,677         18,236
May-03     16,860         18,412
Jun-03     16,887         18,487
Jul-03     16,757         18,356
Aug-03     16,757         18,387
Sep-03     17,017         18,604
Oct-03     16,952         18,546
Nov-03     16,952         18,567
Dec-03     17,083         18,708
Jan-04     17,148         18,779
Feb-04     17,213         18,888
Mar-04     17,344         18,973
Apr-04     17,149         18,781
May-04     17,084         18,751
Jun-04     17,100         18,766
Jul-04     17,168         18,858
Aug-04     17,304         19,035
Sep-04     17,371         19,035
Oct-04     17,439         19,106
Nov-04     17,371         19,020
Dec-04     17,439         19,075

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The Citigroup Broad Investment-Grade Credit 1-3 Years Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between one and three years. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 12/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

3     Performance of Class 2 shares (offered as of 11/01) will differ.

                                                               PORTFOLIO MANAGER
                                                               Craig V. Sosey
                                                               WM Advisors, Inc.

increased substantially. Fund performance was driven by an overweighting in corporate bond positions that did well as spreads tightened. This was especially true in lower quality (Baa-rated) bonds that tightened much more than A or higher-rated bonds(5). Positive contributions also came from asset-and mortgage-backed securities, especially in the shorter-end maturities (between one and five years). Positions in real estate investment trusts and the gaming and leisure sectors also boosted Fund performance.

The Fund maintained its overall portfolio weightings, but continued to overweight corporate bonds. Since spreads between lower- and higher-quality rated corporates compressed during the period, we capitalized on that situation to add higher-quality names without sacrificing much yield. The Fund also increased its positions in asset-backed and mortgage-backed securities at attractive spreads.

We believe the economy will continue growing slowly, accompanied by measured increases in short-term interest rates. In this environment, we remain defensive and expect weaker corporate securities to underperform higher-quality names. As a result, we favor high-quality corporate issues. Asset-backed and mortgage-backed securities could also perform well in this environment, and we will look to add to these positions as appropriate. We anticipate steady returns, despite a challenging outlook characterized by compression in corporate spreads and the likelihood that rates will increase.

[GRAPHICS]

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2004

Weighted Average Maturity
(Years):                          2.2
Weighted Average Duration
(Years):                          1.7
Turnover:                          17%
Number of Securities:              89
Total Net Assets:               $55.7 million

PORTFOLIO COMPOSITION (4)

As of
12/31/04

[PIE CHART]

                                As of           As of
                              12/31/04        12/31/03         Change
                              --------        --------         ------
Domestic Corporate Bonds         67%             64%             +3%
Mortgage-Backed Bonds             8%              9%             -1%
Asset-Backed Bonds                5%              5%              0%
Foreign Corporate
Bonds (U.S. $)                    4%              5%             -1%
Government Agency                 2%              4%             -2%
U.S. Treasuries                   2%              3%             -1%
Cash Equivalents                 12%             10%             +2%

4     May not reflect the current portfolio composition.

5 Ratings are provided by Moody's Investors Service (Moody's). The ratings represent Moody's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

VT U.S. Government Securities Fund

ANNUAL TOTAL RETURNS (1)

Class 1 shares
(Calendar Year)

2004                   +3.78%
2003                   +2.14%
2002                   +8.87%
2001                   +7.79%
2000                   +9.73%
1999                   +0.51%
1998                   +7.03%
1997                   +9.42%
1996                   +3.69%
1995                  +16.89%
1994                   -4.04%

INVESTMENT STRATEGY

The main performance drivers for the Fund during this fiscal year were low interest rates and the resulting high level of mortgage refinancing. As the period began, economic growth was slow and interest rates were near historical lows. In this environment, mortgages, which represent the majority of the Fund's holdings, prepaid extremely fast as homeowners refinanced their existing loans. This detracted from Fund performance as premium-priced mortgage securities were repaid at par and the proceeds had to be invested at lower rates.

In addition, the Fund's duration (a measure of price sensitivity to interest rate movements) was slightly long at the start of the period, so as rates spiked up quickly in April, performance was hurt. Expecting flat-to-higher rates, we then shortened duration to be more defensive. However, the Fund slightly underperformed as rates drifted back down due to sluggish job growth.

The Fund increased its exposure to mortgage instruments mainly because mortgages offer attractive spreads and generally perform well

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2004

                                 1 Year      5 Year       10 Year  Since Inception   Inception Date
                                 ------      ------       -------  ---------------   --------------
CLASS 1 SHARES                    3.78%       6.42%       6.89%         5.71%           5/6/93
CLASS 2 SHARES                    3.59%         -            -          3.94%           11/6/01
Citigroup Mortgage Index(2)       4.81%       7.20%       7.57%         6.62%

-     Class 1 shares

-     Citigroup Mortgage Index(2)

VALUE OF A $10,000 INVESTMENT(1, 3) DECEMBER 31,1994 - DECEMBER 31,2004

[LINE GRAPH]

             CLASS 1          CITIGROUP
 DATE        SHARES       MORTGAGE INDEX(2)
DEC-94       10,000          10,000
Jan-95       10,208          10,224
Feb-95       10,460          10,485
Mar-95       10,526          10,528
Apr-95       10,660          10,669
May-95       11,027          11,014
Jun-95       11,084          11,073
Jul-95       11,062          11,095
Aug-95       11,187          11,197
Sep-95       11,244          11,297
Oct-95       11,427          11,401
Nov-95       11,622          11,534
Dec-95       11,691          11,677
Jan-96       11,796          11,767
Feb-96       11,597          11,674
Mar-96       11,550          11,634
Apr-96       11,479          11,581
May-96       11,408          11,566
Jun-96       11,539          11,714
Jul-96       11,514          11,761
Aug-96       11,514          11,763
Sep-96       11,707          11,961
Oct-96       11,976          12,193
Nov-96       12,184          12,361
Dec-96       12,124          12,306
Jan-97       12,161          12,411
Feb-97       12,211          12,425
Mar-97       12,062          12,322
Apr-97       12,213          12,509
May-97       12,339          12,625
Jun-97       12,477          12,770
Jul-97       12,797          13,007
Aug-97       12,682          12,983
Sep-97       12,875          13,138
Oct-97       13,109          13,280
Nov-97       13,122          13,325
Dec-97       13,265          13,446
Jan-98       13,438          13,571
Feb-98       13,398          13,612
Mar-98       13,410          13,665
Apr-98       13,490          13,741
May-98       13,637          13,838
Jun-98       13,759          13,899
Jul-98       13,814          13,967
Aug-98       14,059          14,094
Sep-98       14,197          14,263
Oct-98       14,267          14,247
Nov-98       14,143          14,313
Dec-98       14,199          14,384
Jan-99       14,270          14,484
Feb-99       14,130          14,430
Mar-99       14,238          14,529
Apr-99       14,295          14,601
May-99       14,180          14,503
Jun-99       14,105          14,469
Jul-99       14,061          14,371
Aug-99       14,018          14,362
Sep-99       14,251          14,607
Oct-99       14,295          14,684
Nov-99       14,323          14,696
Dec-99       14,270          14,647
Jan-00       14,182          14,535
Feb-00       14,331          14,706
Mar-00       14,467          14,863
Apr-00       14,467          14,871
May-00       14,467          14,883
Jun-00       14,742          15,204
Jul-00       14,804          15,301
Aug-00       15,004          15,528
Sep-00       15,143          15,694
Oct-00       15,237          15,810
Nov-00       15,440          16,044
Dec-00       15,665          16,301
Jan-01       15,870          16,554
Feb-01       15,997          16,645
Mar-01       16,103          16,753
Apr-01       16,087          16,771
May-01       16,151          16,875
Jun-01       16,216          16,899
Jul-01       16,503          17,213
Aug-01       16,664          17,370
Sep-01       16,903          17,625
Oct-01       17,159          17,865
Nov-01       16,967          17,701
Dec-01       16,887          17,637
Jan-02       17,015          17,810
Feb-02       17,190          18,004
Mar-02       16,982          17,822
Apr-02       17,286          18,153
May-02       17,430          18,286
Jun-02       17,568          18,434
Jul-02       17,801          18,642
Aug-02       17,985          18,806
Sep-02       18,184          18,944
Oct-02       18,201          19,016
Nov-02       18,151          18,999
Dec-02       18,384          19,198
Jan-03       18,400          19,252
Feb-03       18,533          19,383
Mar-03       18,516          19,377
Apr-03       18,583          19,451
May-03       18,700          19,460
Jun-03       18,689          19,501
Jul-03       18,251          19,148
Aug-03       18,374          19,273
Sep-03       18,705          19,602
Oct-03       18,617          19,536
Nov-03       18,634          19,592
Dec-03       18,774          19,784
Jan-04       18,879          19,911
Feb-04       19,019          20,084
Mar-04       19,106          20,172
Apr-04       18,791          19,817
May-04       18,721          19,754
Jun-04       18,866          19,926
Jul-04       19,011          20,113
Aug-04       19,285          20,443
Sep-04       19,304          20,472
Oct-04       19,431          20,648
Nov-04       19,359          20,588
Dec-04       19,487          20,740

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

3     Performance of Class 2 shares (offered as of 11/01) will differ.

                                                               PORTFOLIO MANAGER
                                                               Craig V. Sosey
                                                               WM Advisors, Inc.

in a slowly rising interest rate environment. In March, we began adding non-agency mortgages, after the Board of Trustees approved an amendment to Fund investment policies that allowed such purchases to a limited extent. Non-agency mortgages comprised about 10% of the Fund's holdings at the end of the period. These securities add yield while also increasing diversification and reducing exposure to Fannie Mae and Freddie Mac. As a defensive measure, the Fund also added higher-coupon mortgages.

The Fund is defensively positioned because we anticipate slowly rising interest rates in a low-growth economy. We continue to hold a near-benchmark weighting in mortgages, and we expect to maintain a short-to-neutral duration position to limit interest rate risk. We will look to add higher-coupon mortgages. We believe these issues should perform well and limit duration extension in a rising rate environment, as prepayments on these mortgages do not slow as dramatically as those on lower-coupon mortgages.

In addition, we plan to continue selectively adding non-agency mortgages to potentially increase returns.

[GRAPHICS]

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2004

Weighted Average Maturity       4.2
(Years):
Weighted Average Duration       3.4
(Years):
Turnover:                        28%
Number of Securities:           195
Total Net Assets:               $276.6 million

PORTFOLIO COMPOSITION (4)

As of
12/31/04

(PIE CHART)

                                             As of           As of
                                            2/31/04        12/31/03       Change
                                            -------        --------       ------
                  FHLMC/FGLMC                  32%             32%           0%
                  FNMA                         24%             25%          -1%
                  CMOs                         19%             13%          +6%
                  GNMA                         10%              8%          +2%
                  U.S. Treasuries               8%              8%           0%
                  Government Agency             4%              8%          -4%
                  Cash Equivalents              3%              6%          -3%

4     May not reflect the current portfolio composition.

VT Income Fund

ANNUAL TOTAL RETURNS(1)

Class 1 shares
(Calendar Year)

2004                   +5.56%
2003                   +9.78%
2002                   +9.61%
2001                   +8.08%
2000                  +10.45%
1999                   -2.16%
1998                   +7.45%
1997                  +11.35%
1996                   +0.43%
1995                  +25.09%
1994                   -8.13%

INVESTMENT STRATEGY

During this fiscal year, the Fund was generally more aggressive in corporate credit quality compared to its peer group, and this strategy proved beneficial as lower-rated companies improved their balance sheets. Within sectors, we maintained overweighted positions in health care, utilities, and gaming, which we favor as long-term holdings. Financial services and banking presented less relative value than other sectors, and we underweighted these issues. We favored mortgages, which have generally done well in a stable-to-rising interest-rate environment. As a consequence of overweighting corporates and mortgages, we minimized holdings in U.S. Treasury securities.

The Fund saw price appreciation from non-Treasury sectors--mortgages, high yield, and corporates--which contributed to relative performance. Corporate securities benefited from a gradually strengthening economy. Mortgages presented a favorable risk-reward profile and benefited from tighter spreads as interest rates remained relatively stable. Steady intermediate-maturity interest

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Lower-rated securities are subject to additional credit and default risks. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2004

                                       1 Year    5 Year   10 Year  Since Inception   Inception Date
                                       ------    ------   -------  ---------------   ---------------
CLASS 1 SHARES                          5.56%     8.68%    8.35%         6.85%           5/7/93
CLASS 2 SHARES                          5.31%       -         -          7.18%           11/6/01
Citigroup Broad Investment-Grade
Bond Index(2)                           4.48%     7.73%    7.74%         6.75%

-     Class 1 shares

-     Citigroup Broad Investment-Grade Bond Index(2)

VALUE OF A $10,000 INVESTMENT(1, 3) DECEMBER 31,1994 - DECEMBER 31,2004

[LINE GRAPH]

                        CITIGROUP
                          BROAD
                        INVESTMENT
            CLASS 1     GRADE BOND
 DATE       SHARES       INDEX(2)
DEC-94      10,000        10,000
Jan-95      10,221        10,207
Feb-95      10,519        10,446
Mar-95      10,586        10,506
Apr-95      10,733        10,650
May-95      11,436        11,073
Jun-95      11,482        11,151
Jul-95      11,343        11,128
Aug-95      11,619        11,256
Sep-95      11,781        11,362
Oct-95      12,027        11,514
Nov-95      12,250        11,694
Dec-95      12,508        11,855
Jan-96      12,496        11,936
Feb-96      12,042        11,733
Mar-96      11,911        11,649
Apr-96      11,765        11,562
May-96      11,741        11,556
Jun-96      11,911        11,705
Jul-96      11,936        11,736
Aug-96      11,837        11,720
Sep-96      12,096        11,924
Oct-96      12,460        12,192
Nov-96      12,700        12,393
Dec-96      12,561        12,284
Jan-97      12,536        12,332
Feb-97      12,587        12,346
Mar-97      12,382        12,221
Apr-97      12,590        12,396
May-97      12,707        12,512
Jun-97      12,902        12,661
Jul-97      13,459        13,004
Aug-97      13,220        12,892
Sep-97      13,472        13,082
Oct-97      13,728        13,270
Nov-97      13,809        13,333
Dec-97      13,984        13,469
Jan-98      14,163        13,642
Feb-98      14,122        13,633
Mar-98      14,163        13,686
Apr-98      14,218        13,757
May-98      14,427        13,889
Jun-98      14,582        14,003
Jul-98      14,553        14,032
Aug-98      14,723        14,247
Sep-98      15,151        14,583
Oct-98      14,820        14,518
Nov-98      15,008        14,598
Dec-98      15,024        14,643
Jan-99      15,172        14,751
Feb-99      14,760        14,493
Mar-99      14,902        14,576
Apr-99      14,977        14,624
May-99      14,767        14,489
Jun-99      14,643        14,440
Jul-99      14,612        14,382
Aug-99      14,581        14,372
Sep-99      14,727        14,545
Oct-99      14,789        14,588
Nov-99      14,743        14,587
Dec-99      14,701        14,520
Jan-00      14,653        14,479
Feb-00      14,796        14,648
Mar-00      15,029        14,839
Apr-00      14,918        14,794
May-00      14,838        14,781
Jun-00      15,192        15,090
Jul-00      15,338        15,227
Aug-00      15,565        15,445
Sep-00      15,640        15,550
Oct-00      15,690        15,650
Nov-00      15,920        15,903
Dec-00      16,237        16,204
Jan-01      16,590        16,471
Feb-01      16,656        16,618
Mar-01      16,716        16,704
Apr-01      16,562        16,626
May-01      16,647        16,734
Jun-01      16,698        16,789
Jul-01      17,157        17,177
Aug-01      17,396        17,366
Sep-01      17,345        17,579
Oct-01      17,770        17,934
Nov-01      17,634        17,687
Dec-01      17,549        17,582
Jan-02      17,719        17,721
Feb-02      17,889        17,891
Mar-02      17,633        17,596
Apr-02      17,974        17,931
May-02      18,092        18,083
Jun-02      18,058        18,217
Jul-02      18,022        18,434
Aug-02      18,415        18,756
Sep-02      18,647        19,054
Oct-02      18,611        18,969
Nov-02      18,736        18,965
Dec-02      19,234        19,359
Jan-03      19,413        19,375
Feb-03      19,751        19,650
Mar-03      19,804        19,632
Apr-03      20,161        19,805
May-03      20,784        20,171
Jun-03      20,794        20,135
Jul-03      20,040        19,455
Aug-03      20,134        19,589
Sep-03      20,758        20,102
Oct-03      20,683        19,917
Nov-03      20,815        19,975
Dec-03      21,117        20,175
Jan-04      21,343        20,342
Feb-04      21,533        20,560
Mar-04      21,723        20,716
Apr-04      21,119        20,177
May-04      20,948        20,091
Jun-04      21,145        20,209
Jul-04      21,367        20,409
Aug-04      21,809        20,813
Sep-04      21,929        20,867
Oct-04      22,150        21,051
Nov-04      22,031        20,874
Dec-04      22,293        21,075

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

3     Performance of Class 2 shares (offered as of 11/01) will differ.

                                                       PORTFOLIO MANAGER
                                                       Gary J. Pokrzywinski, CFA
                                                       WM Advisors, Inc.

rates caused price change to play a small part in return from U.S. Treasuries.

The Fund's corporate bond sector benefited from overweightings in utilities, oil and gas, and gaming. Positive contributions came from El Paso Natural Gas, a natural gas pipeline company, which sold assets, paid down debt, and improved its access to funding. Our position in Petroleos de Venezuela, an oil company, benefited significantly from high oil prices. Riviera, a Las Vegas casino operator, saw continued positive operating performance from the strong gaming market.

Negative performance came from the Fund's underweighting in industrial products, a sector that benefited from an improving economy and a falling dollar. Holdings that adversely affected Fund performance included DVI, a bankrupt health care company that received less from asset sales than expected, and Great Lakes Dredge & Dock Co., which was hurt by federal budget delays and funding cuts. Rising oil prices hurt our position in United Air Lines.

Looking ahead, we continue to expect an environment characterized by slow, relatively modest growth accompanied by contained inflation, which is typically beneficial for financial assets. Given the Federal Reserve's intent to normalize short-term interest rates, we believe the yield curve will continue to flatten, with short-term rates moving up more than those of 10-year Treasury bonds. (The yield curve is the distribution of yields relative to maturities.) Because of structural deflationary forces, our long-term interest rate scenario remains positive. Given these competing factors, we are positioned neutrally with respect to duration and interest rate risk.

[GRAPHICS]

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2004

Weighted Average Maturity (Years):       6.7
Weighted Average Duration (Years):       4.8
Turnover:                                 20%
Number of Securities:                    128
Total Net Assets:                        $208.9 million

PORTFOLIO COMPOSITION(4)

As of
12/31/04

[PIE CHART]

                       As of         As of
                     12/31/04       12/31/03   Change
                     --------       --------   ------
Domestic                59%             56%      +3%
Corporate Bonds
Mortgage-Backed
Bonds/CMOs              21%             26%      -5%
Foreign
Corporate
Bonds (U.S. $)          10%              7%      +3%
U.S. Treasuries          6%              5%      +1%
Foreign
Government
Bonds (U.S. $)           1%              1%       0%
Cash Equivalents         3%              5%      -2%

4     May not reflect the current portfolio composition.

                                                          PORTFOLIO MANAGER
VT Money Market Fund                                      Scott J. Peterson, CFA
                                                          WM Advisors, Inc.

INVESTMENT STRATEGY

Because money market investments are closely tied to the federal funds rate, the actions of the Federal Reserve (the Fed) have a substantial impact on WM VT Money Market Fund performance. After keeping the federal funds rate steady for one year, the Fed raised it from 1.00% to 1.25% on June 30, 2004. Following the expectations of many economists and investors, the Fed raised rates by 0.25% increments another four times during 2004, and the federal funds rate ended the year at 2.25%. The Fed continues to state that additional rate hikes will be implemented at a measured pace, depending on changes in economic conditions.

During this fiscal year, the Fund's 7-day simple yield (annualized) increased from 0.52% on December 31, 2003 to 1.70% on December 31, 2004 as the Fed increased its target rate from 1.00% to 2.25% during the period. Some of the difference between the Fund's yield and the Fed's target rate was due to Fund expenses. The Fund's assets decreased from $23 million on December 31, 2003 to $20 million on December 31, 2004.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower, can be obtained by calling 800-222-5852. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The 7-day simple yield more closely reflects current Fund earnings than the total return data.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2004

                   1 Year     5 Year    10 Year    Since Inception    Inception Date
                   ------     ------    -------    ---------------    --------------
CLASS 1 SHARES      0.85%      2.45%     3.72%          3.65%           5/10/93
CLASS 2 SHARES      0.59%         -         -           0.74%           11/6/01

FUND YIELDS AND AVERAGE MATURITY (2)
AS OF DECEMBER 31, 2004

                      7-Day                  7-Day                Weighted
                    Simple Yield       Effective Yield       Average Maturity
                   (Class 1 Shares)    (Class 1 Shares)           (Days)
                   ---------------     ----------------      ----------------
VT MONEY
MARKET FUND         1.70%                     1.71%                  42

PORTFOLIO COMPOSITION (3)
AS OF DECEMBER 31 , 2004

Taxable Municipal Bonds                        29%
Corporate Bonds and Notes                      28%
Certificates of Deposit                        14%
Commercial Paper (Domestic and Yankee)          9%
Medium Term Notes                               7%
Repurchase Agreement                            7%
Funding Agreement                               3%
U.S. Government Agency Obligations              3%

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Performance results benefited from an agreement between WM Advisors and its affiliates to limit the Fund's expenses.

2 The 7-day simple yield is calculated based on the income generated by an investment in the Fund over a 7-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the Fund's investments is reinvested and compounded.

3     May not reflect the current portfolio composition.

      Expense Information

      WM VARIABLE TRUST

As a shareholder of the VT REIT Fund, VT Equity Income Fund, VT Growth & Income Fund, VT West Coast Equity Fund, VT Mid Cap Stock Fund, VT Growth Fund, VT Small Cap Value Fund, VT Small Cap Growth Fund, VT International Growth Fund, VT Short Term Income Fund, VT U.S. Government Securities Fund, VT Income Fund or VT Money Market Fund, (the "Funds"), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Expenses shown below and on the following page do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses (rather than each Fund's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as separate account expenses. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                                                 HYPOTHETICAL
                                           ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                 -----------------------------------  ------------------------------------
                                                          EXPENSES                              EXPENSES
                                  BEGINNING     ENDING    PAID DURING  BEGINNING     ENDING     PAID DURING
                                   ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT      PERIOD*
                                   VALUE        VALUE    07/01/2004-    VALUE        VALUE     07/01/2004   EXPENSE
                                 07/01/2004  12/31/2004  12/31/2004   07/01/2004   12/31/2004  12/31/2004    RATIO
                                 ----------  ----------  ----------   ----------   ----------  ----------   -------
VT REIT Fund
Class 1 ........................   $1,000      $1,247       $4.91       $1,000      $1,021        $4.42       0.87%
Class 2 ........................    1,000       1,245        6.32        1,000       1,020         5.69       1.12%
VT Equity Income Fund
Class 1 ........................   $1,000      $1,117       $3.51       $1,000      $1,022        $3.35       0.66%
Class 2 ........................    1,000       1,116        4.84        1,000       1,021         4.62       0.91%
VT Growth & Income Fund
Class 1 ........................   $1,000      $1,042       $4.05       $1,000      $1,021        $4.01       0.79%
Class 2 ........................    1,000       1,041        5.34        1,000       1,020         5.28       1.04%
VT West Coast Equity Fund
Class 1 ........................   $1,000      $1,087       $3.57       $1,000      $1,022        $3.46       0.68%
Class 2 ........................    1,000       1,086        4.88        1,000       1,020         4.72       0.93%
VT Mid Cap Stock Fund
Class 1 ........................   $1,000      $1,059       $4.19       $1,000      $1,021        $4.12       0.81%
Class 2 ........................    1,000       1,058        5.48        1,000       1,020         5.38       1.06%
VT Growth Fund
Class 1 ........................   $1,000      $1,053       $4.85       $1,000      $1,020        $4.77       0.94%
Class 2 ........................    1,000       1,051        6.14        1,000       1,019         6.04       1.19%
VT Small Cap Value Fund
Class 1 ........................   $1,000       1,196        5.19       $1,000      $1,020        $5.43       1.07%
VT Small Cap Growth Fund
Class 1 ........................   $1,000      $1,043       $4.93       $1,000      $1,020        $4.88       0.96%
Class 2 ........................    1,000      $1,044       $6.22        1,000       1,019         6.14       1.21%
VT International Growth Fund
Class 1 ........................   $1,000      $1,122       $6.24       $1,000      $1,019        $5.94       1.17%
Class 2 ........................    1.000       1.120        7.57        1,000       1,018         7.20       1.42%

      WM VARIABLE TRUST

                                                                                         HYPOTHETICAL
                                                   ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                         -----------------------------------  ------------------------------------
                                                                  EXPENSES                              EXPENSES
                                          BEGINNING    ENDING    PAID DURING   BEGINNING     ENDING    PAID DURING
                                           ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT      PERIOD*
                                           VALUE        VALUE    07/01/2004-    VALUE        VALUE     07/01/2004-  EXPENSE
                                         07/01/2004  12/31/2004  12/31/2004   07/01/2004   12/31/2004  12/31/2004    RATIO
                                         ----------  ----------  ----------   ----------   ----------  ----------   -------
VT Short Term Income Fund
Class 1 .............................      $1,000      $1,020       $3.05       $1,000      $1,022        $3.05      0.60%
Class 2 .............................       1,000       1,016        4.31        1,000       1,021         4.32      0.85%
VT U.S. Government Securities Fund
Class 1 .............................      $1,000      $1,033       $2.76       $1,000      $1,022        $2.75      0.54%
Class 2 .............................       1,000       1,032        4.03        1,000       1,021         4.01      0.79%
VT Income Fund
Class 1 .............................      $1,000      $1,054       $2.79       $1,000      $1,022        $2.75      0.54%
Class 2 .............................       1,000       1,054        4.08        1,000       1,021         4.01      0.79%
VT Money Market Fund
Class 1 .............................      $1,000      $1,006       $3.13       $1,000      $1,022        $3.15      0.62%
Class 2 .............................       1,000       1,005        4.38        1,000       1,021         4.42      0.87%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).

      Financial Statements:
      Portfolio of Investments

      VT REIT FUND

      December 31, 2004

                                                            VALUE
SHARES                                                      (000s)
------                                                      -----
REAL ESTATE INVESTMENT TRUSTS (REITS) - 89.6%
   DIVERSIFIED - 4.3%
   22,200 iStar Financial Inc. ......................      $1,005
   16,000 Vorado Realty Trust .......................       1,218
                                                           ------
          Total Diversified .........................       2,223
                                                           ------
   HEALTH CARE - 3.8%
   37,400 Health Care Property Investors, Inc.** ....       1,036
   23,000 Healthcare Realty Trust, Inc...............         936
                                                           ------
          Total Health Care .........................       1,972
                                                           ------
   INDUSTRIAL/OFFICE - 25.7%
    INDUSTRIAL - 6.0%
   21,500 AMB Property Corporation ..................         868
   14,000 CenterPoint Properties Trust ..............         671
   37,000 ProLogis ..................................       1,603
                                                           ------
                                                            3,142
                                                           ------
    MIXED - 1.9%
   29,000     Duke Realty Corporation................         990
                                                           ------
    OFFICE - 17.8%
   23,000 Alexandria Real Estate Equities, Inc.......       1,712
   18,000 Arden Realty, Inc..........................         679
   16,500 Boston Properties, Inc.....................       1,067
   28,000 CarrAmerica Realty Corporation ............         924
   64,000 Corporate Office Properties Trust .........       1,878
   65,500 Equity Office Properties Trust ............       1,907
   17,500 SL Green Realty Corporation ...............       1,060
                                                           ------
                                                            9,227
                                                           ------
          Total Industrial/Office ...................      13,359
                                                           ------
   LODGING/RESORTS - 5.2%
   58,000 Equity Inns Inc............................         681
   32,000 Hospitality Properties Trust ..............       1,472
   32,300 Host Marriott Corporation .................         559
                                                           ------
          Total Lodging/Resorts .....................       2,712
                                                           ------
   MORTGAGE/FINANCIAL - 3.2%
   34,600 Annaly Mortgage Management, Inc.** ........         679
   19,500 Friedman, Billings, Ramsey Group, Inc.,
          Class A** .................................         378
   9,500  Redwood Trust, Inc.........................         590
                                                           ------
          Total Mortgage/Financial ..................       1,647
                                                           ------
   RESIDENTIAL - 13.4%

    APARTMENTS - 13.4%
   42,000 Apartment Investment & Management
           Company, Class A .........................       1,619
   22,000 AvalonBay Communities, Inc.................       1,656
   65,000 Equity Residential ........................       2,352
   54,500 United Dominion Realty Trust, Inc..........       1,351
                                                           ------
          Total Residential .........................       6,978
                                                           ------
   RETAIL - 25.7%

    REGIONAL MALLS - 18.1%
   72,000 General Growth Properties, Inc.............      $2,603
   34,000 Macerich Company ..........................       2,135
   35,000 Mills Corporation .........................       2,232
   38,000 Simon Property Group, Inc..................       2,457
                                                           ------
                                                            9,427
                                                           ------
    SHOPPING CENTERS - 7.6%
   42,200 Developers Diversified Realty Corporation..       1,872
   32,000 Kimco Realty Corporation ..................       1,856
    3,600 Pan Pacific Retail Properties, Inc.........         226
                                                           ------
                                                            3,954
                                                           ------
          Total Retail ..............................      13,381
                                                           ------
   SELF STORAGE - 2.8%
   18,000 Public Storage, Inc........................       1,004
   10,000 Shurgard Storage Centers, Inc., Class A ...         440
                                                           ------
          Total Self Storage ........................       1,444
                                                           ------
   SPECIALTY - 5.5%
   44,500 Capital Automotive REIT ...................       1,581
   33,000 Plum Creek Timber Company, Inc.............       1,268
                                                           ------
          Total Specialty ...........................       2,849
                                                           ------
          Total REITS
            (Cost $30,658) ..........................      46,565
                                                           ------
COMMON STOCKS - 7.5%

   CONSUMER DISCRETIONARY - 4.7%

    CONSUMER DURABLES & APPAREL - 2.0%
   26,500  D.R. Horton, Inc. ........................       1,068
                                                           ------
    HOTELS, RESTAURANTS & LEISURE - 2.7%
   20,700 Harrah's Entertainment, Inc.** ............       1,385
                                                           ------
          Total Consumer Discretionary ..............       2,453
                                                           ------
   FINANCIALS - 2.8%

    BANKS - 0.7%
   10,000 Countrywide Financial Corporation .........         370
                                                           ------
    INSURANCE - 2.1%
   23,000 Fidelity National Financial, Inc...........       1,050
                                                           ------
          Total Financials ..........................       1,420
                                                           ------
          Total Common Stocks
            (Cost $2,450) ...........................       3,873
                                                           ------

                       See Notes to Financial Statements.
                                                                              33

      VT REIT FUND

      December 31, 2004

PRINCIPAL
AMOUNT                                                     VALUE
(000s)                                                     (000s)
---------                                                  ------
REPURCHASE AGREEMENT - 2.6%
   (Cost $1,351)
$    1,351 Agreement with Morgan Stanley, 0.500%
            dated 12/31/2004, to be repurchased at
            $1,351,000 on 01/03/2005
            (Collateralized by U.S. Treasury Note,
            3.000% due 07/15/2012,
            market value $1,397,000).................      $ 1,351
                                                           -------
SHORT-TERM INVESTMENT - 4.0%
  (Cost $2,083)
     2,083 Mellon GSL DBT
             II Collateral Fund++....                        2,083
                                                           -------

TOTAL INVESTMENTS (Cost $36,542*) ...     103.7%            53,872
OTHER ASSETS (LIABILITIES) (Net) ....      (3.7)            (1,902)
                                          -----            -------
NET ASSETS ..........................     100.0%           $51,970
                                          =====            =======

----------
*     Aggregate cost for federal tax purposes is $36,560.

** Some or all of these securities are on loan at December 31, 2004, and have an aggregate market value of $1,982,000, representing 3.8% of the total net assets of the Fund (Collateral Value $2,083,000).

++ Represents investment purchased with cash collateral for securities loaned.

                       See Notes to Financial Statements.

      Portfolio of Investments

      VT EQUITY INCOME FUND

      December 31, 2004

                                                      VALUE
SHARES                                                (000s)
------                                               -------
COMMON STOCKS - 85.5%
 CONSUMER DISCRETIONARY - 13.9%
  AUTOMOBILES & COMPONENTS - 3.1%
  60,200 General Motors Corporation** ..........     $ 2,412
  50,000 Magna International Inc., Class A .....       4,127
                                                     -------
                                                       6,539
                                                     -------
   CONSUMER DURABLES & APPAREL - 3.8%
  67,500 D.R. Horton, Inc.......................       2,721
 140,000 Mattel, Inc............................       2,728
  30,000 NIKE Inc., Class B ....................       2,721
                                                     -------
                                                       8,170
                                                     -------
   HOTELS, RESTAURANTS & LEISURE - 4.0%
  32,500 Carnival Corporation** ................       1,873
  71,000 Harrah's Entertainment, Inc............       4,749
  57,500 McDonald's Corporation ................       1,844
                                                     -------
                                                       8,466
                                                     -------
   RETAILING - 3.0%
  54,000 May Department Stores Company .........       1,587
  67,500 Neiman Marcus Group Inc., Class A .....       4,829
                                                     -------
                                                       6,416
                                                     -------
         Total Consumer Discretionary ..........      29,591
                                                     -------
  CONSUMER STAPLES - 7.1%
   FOOD & STAPLES RETAILING - 1.5%
  94,500 Wal-Mart de Mexico SA de CV, ADR ......       3,237
                                                     -------
   FOOD, BEVERAGE & TOBACCO - 4.8%
  50,500 Altria Group, Inc. ....................       3,086
  64,500 ConAgra Foods, Inc.....................       1,900
  59,700 Diageo PLC, Sponsored ADR .............       3,455
  32,500 Hershey Foods Corporation .............       1,805
                                                     -------
                                                      10,246
                                                     -------
   HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
  32,000 Procter & Gamble Company ..............       1,762
                                                     -------
         Total Consumer Staples ................      15,245
                                                     -------

  ENERGY - 8.4%
  95,000 Baker Hughes Inc. .....................       4,054
  43,500 BP PLC, Sponsored ADR .................       2,540
  39,484 ChevronTexaco Corporation .............       2,073
  25 280 ConocoPhillips Company ................       2,195
  30,500 Royal Dutch Petroleum Company(F) ......       1,750
  26,500 Schlumberger Ltd.......................       1,774
  79,394 Valero Energy Corporation .............       3,605
                                                     -------
         Total Energy ..........................      17,991
                                                     -------
  FINANCIALS - 25.0%
   BANKS - 8.9%
  92,602 Bank of America Corporation ...........       4,352
 104,998 Countrywide Financial Corporation .....       3,886
  76,000 North Fork Bancorporation, Inc.........       2,193
  92,200 TCF Financial Corporation** ...........       2,963
  72,000 U.S. Bancorp ..........................       2,255
  55,000 Wells Fargo & Company .................       3,418
                                                     -------
                                                      19,067
                                                     -------
   DIVERSIFIED FINANCIALS - 7.5%
  57,000 Allied Capital Corporation** ..........       1,473
  93,500 Citigroup Inc..........................       4,505
  38,000 Fannie Mae ............................       2,706
  20,000 Franklin Resources, Inc................       1,393
  50,000 JPMorgan Chase & Company ..............       1,950
  44,500 Morgan Stanley ........................       2,471
  25,600 T. Rowe Price Group, Inc...............       1,592
                                                     -------
                                                      16,090
                                                     -------
   INSURANCE - 8.6%
  92,000 ACE Ltd................................       3,933
  90,500 AFLAC Inc..............................       3,605
  51,000 Allstate Corporation ..................       2,638
  59,000 Fidelity National Financial, Inc.......       2,695
  68,700 HCC Insurance Holdings, Inc............       2,275
  40,000 XL Capital Ltd., Class A ..............       3,106
                                                     -------
                                                      18,252
                                                     -------
         Total Financials ......................      53,409
                                                     -------
  HEALTH CARE - 5.8%
   HEALTH CARE EQUIPMENT & SERVICES - 0.8%
  30,500 Becton Dickinson & Company ............       1,732
                                                     -------
   PHARMACEUTICALS & BIOTECHNOLOGY - 5.0%
  65,000 Abbott Laboratories ...................       3,032
  57,000 Johnson & Johnson .....................       3,615
 150,000 Pfizer Inc.............................       4,034
                                                     -------
                                                      10,681
                                                     -------
         Total Health Care .....................      12,413
                                                     -------
  INDUSTRIALS - 8.2%
   CAPITAL GOODS - 6.1%
  29,500 Boeing Company ........................       1,527
  20,500 General Dynamics Corporation ..........       2,144
  71,500 General Electric Company ..............       2,610
  47,000 Northrop Grumman Corporation ..........       2,555
  43,000 PACCAR Inc.............................       3,460
  24,000 Tyco International Ltd.................         858
                                                     -------
                                                      13,154
                                                     -------
   COMMERCIAL SERVICES & SUPPLIES - 0.8%
  56,500 Waste Management Inc...................       1,692
                                                     -------
   TRANSPORTATION - 1.3%
  32,000 United Parcel Service, Inc., Class B...       2,735
                                                     -------
         Total Industrials .....................      17,581
                                                     -------

                       See Notes to Financial Statements.

      VT EQUITY INCOME FUND

      December 31, 2004

                                                            VALUE
SHARES                                                      (000s)
------                                                     -------
COMMON STOCKS - (CONTINUED)

  INFORMATION TECHNOLOGY - 6.4%

   COMMUNICATIONS EQUIPMENT - 2.7%
  54,500 Harris Corporation ..........................     $ 3,368
 153,000 Nokia Oyj, Sponsored ADR ....................       2,397
                                                           -------
                                                             5,765
                                                           -------
   COMPUTERS & PERIPHERALS - 1.4%
  67,300 Hewlett-Packard Company .....................       1,411
  16,000 International Business Machines
            Corporation ..............................       1,577
                                                           -------
                                                             2,988
                                                           -------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.3%
  49,000 Diebold, Inc. ...............................       2,731
                                                           -------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
  83,000 Microchip Technology Inc. ...................       2,213
                                                           -------
         Total Information Technology ................      13,697
                                                           -------
  MATERIALS - 4.5%
  38,000 Alcoa Inc. ..................................       1,194
  71,000 Cemex SA de CV, Sponsored ADR ...............       2,586
  45,000 Dow Chemical Company ........................       2,228
  65,000 Monsanto Company ............................       3,611
                                                           -------
         Total Materials .............................       9,619
                                                           -------
  TELECOMMUNICATION SERVICES - 2.5%
   5,000 Mobile TeleSystems OJSC,
          Sponsored ADR** ............................         693
  49,500 Verizon Communications Inc. .................       2,005
  95,000 Vodafone Group PLC, Sponsored ADR ...........       2,601
                                                           -------
         Total Telecommunication Services ............       5,299
                                                           -------
  UTILITIES - 3.7%
  59,000 FPL Group, Inc. .............................       4,410
  36,500 Pinnacle West Capital Corporation ...........       1,621
  52,000 Southern Company** ..........................       1,743
                                                           -------
         Total Utilities .............................       7,774
                                                           -------
         Total Common Stocks
           (Cost $139,036) ...........................     182,619
                                                           -------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 7.5%
  27,800 AMB Property Corporation ....................       1,123
  25,000 Apartment Investment & Management
           Company, Class A ..........................         963
  12,900 Arden Realty, Inc. ..........................         487
  10,100 CarrAmerica Realty Corporation ..............         333
  26,500 Corporate Office Properties Trust ...........         778
  13,500 Developers Diversified Realty Corporation ...         599
  12,200 Duke Realty Corporation .....................         416
  36,000 Equity Office Properties Trust ..............       1,048
  39,500 Equity Residential ..........................       1,429
  51,000 General Growth Properties, Inc. .............       1,844
  32,200 Health Care Property Investors, Inc.. .......         892
  18,000 Hospitality Properties Trust ................         828
  10,500 Kimco Realty Corporation ....................         609
  14,000 Macerich Company ............................         879
  28,500 Plum Creek Timber Company, Inc. .............       1,096
  15,200 ProLogis ....................................         659
  13,000 Shurgard Storage Centers, Inc., Class A .....         572
  22,000 Simon Property Group, Inc. ..................       1,423
                                                           -------
         Total REITS
           (Cost $9,889) .............................      15,978
                                                           -------

PRINCIPAL
AMOUNT
(000s)
---------
CONVERTIBLE SECURITIES - 1.2%

   CONVERTIBLE BONDS AND NOTES - 1.2%
$      850   RadiSys Corporation, Conv. Sub. Note,
              5.500% due 08/15/2007  .................         855
     1,750   TriQuint Semiconductor, Inc.,
              Conv. Sub. Note,
              4.000% due 03/01/2007  .................       1,702
                                                             -----
             Total Convertible Securities
              (Cost $2,194)  .........................       2,557
                                                             -----

FIXED INCOME SECURITIES - 1.7%

   CORPORATE BONDS AND NOTES - 1.6%
       100   Aetna Inc., Company Guarantee,
              7.125% due 08/15/2006 ..................         105
       500   Aetna Inc., Sr. Note,
              7.875% due 03/01/2011 ..................         586
        45   Baxter International Inc., Note,
              7.125% due 02/01/2007 ..................          48
       300   CBS Corporation, Sr. Note,
              7.150% due 05/20/2005 ..................         304
     1,000   ERAC USA Finance Company, Note,
              7.350% due 06/15/2008++ ................       1,106
        59   Raytheon Company, Sr. Note,
              6.150% due 11/01/2008 ..................          63
     1,000   TELUS Corporation, Note,
              8.000% due 06/01/2011 ..................       1,187
       100   Texas-New Mexico Power Company,
              Sr. Note, 6.250% due 01/15/2009.........         106
                                                             -----
             Total Corporate Bonds and Notes
              (Cost $3,138) ..........................       3,505
                                                             -----
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES- 0.1%
        FEDERAL HOME LOAN MORTGAGE CORPORATION
        (FHLMC) - 0.1%
        53   6.500% due 09/01/2030 ...................          56
        35   7.000% due 09/01/2030 ...................          37
                                                             -----
             Total U.S. Government Agency
              Mortgage-Backed Securities
              (Cost $85) .............................          93
                                                             -----
             Total Fixed Income Securities
              (Cost $3,223)  .........................       3,598
                                                             -----

                       See Notes to Financial Statements.

          VT EQUITY INCOME FUND
          December 31, 2004

                                                               VALUE
SHARES                                                        (000s)
------                                                       --------
  WARRANTS - 0.0% +++
    (Cost $0)
         250 V2 Music Holdings PLC,
               Expires 05/07/2008+,++...                     $      0***--
                                                             --------

PRINCIPAL
AMOUNT
(000s)
---------
REPURCHASE AGREEMENT - 4.0%
    (Cost $8,549)
 $     8,549 Agreement with Morgan Stanley, 0.500%
                  dated 12/31/2004, to be repurchased at
                  $8,549,000 on 01/03/2005
                  (Collateralized by U.S. Treasury Note,
                  3.000% due 07/15/2012,
                  market value $8,838,000).................     8,549
                                                                -----

SHORT-TERM INVESTMENT - 5.2%
    (COST $11,101)
       11,101 Mellon GSL DBT II
                  Collateral Fund++++....                      11,101
                                                            ---------
TOTAL INVESTMENTS (Cost $173,992*).......    105.1%           224,402
OTHER ASSETS (LIABILITIES) (Net) ........     (5.1)           (10,791)
                                             -----          ---------
NET ASSETS ..............................    100.0%         $ 213,611
                                             =====          =========

----------

*     Aggregate cost for federal tax purposes is $174,390.

** Some or all of these securities are on loan at December 31, 2004, and have an aggregate market value of $10,739,000, representing 5.0% of the total net assets of the Fund (Collateral Value $11,101,000).

***   Value of security is less than $500.

+     Non-income producing security.

++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+++   Amount represents less than 0.1% of the net assets of the Fund.

++++ Represents investment purchased with cash collateral for securities loaned.

-- Represents fair value as determined in good faith under the direction of the Board of Trustees.

                               GLOSSARY OF TERMS
ADR   - American Depositary Receipt
(F)   - Foreign Shares



                       See Notes to Financial Statements.

Portfolio of Investments

VT GROWTH & INCOME FUND

December 31, 2004

                                                                            VALUE
   SHARES                                                                   (000s)
   ------                                                                 ----------
COMMON STOCKS - 96.7%
   CONSUMER DISCRETIONARY - 12.8%
     CONSUMER DURABLES & APPAREL - 1.5%
    207,000     Mattel, Inc. .....................................        $    4,034
                                                                          ----------

     HOTELS, RESTAURANTS & LEISURE - 4.4%
    206,000     Carnival Corporation** ...........................            11,872
                                                                          ----------

     MEDIA - 5.7%
    111,000     Comcast Corporation, Class A+.....................             3,694
    105,000     Comcast Corporation, Special Class A+.............             3,448
    341,000     Liberty Media Corporation, Class A+...............             3,744
    132,000     Viacom Inc., Class B .............................             4,804
                                                                          ----------
                                                                              15,690
                                                                          ----------

     RETAILING - 1.2%
    127,000     Gap, Inc. ........................................             2,682
     14,000     Kohl's Corporation+...............................               689
                                                                          ----------
                                                                               3,371
                                                                          ----------
                Total Consumer Discretionary......................            34,967
                                                                          ----------

   CONSUMER STAPLES - 10.2%
     FOOD & STAPLES RETAILING - 3.4%
    77,000      Costco Wholesale Corporation .....................             3,728
    321,000     Kroger Company+...................................             5,630
                                                                          ----------
                                                                               9,358
                                                                          ----------

     FOOD, BEVERAGE & TOBACCO - 1.8%
     93,000     PepsiCo Inc. .....................................             4,855
                                                                          ----------

     HOUSEHOLD & PERSONAL PRODUCTS - 5.0%
    182,000     Avon Products, Inc................................             7,043
     55,000     Kimberly-Clark Corporation........................             3,620
     55,000     Procter & Gamble Company..........................             3,029
                                                                          ----------
                                                                              13,692
                                                                          ----------
                Total Consumer Staples............................            27,905
                                                                          ----------

     ENERGY - 7.9%
     92,000     BP PLC, Sponsored ADR.............................             5,373
     89,000     Exxon Mobil Corporation...........................             4,562
     81,000     Royal Dutch Petroleum Company (F) ................             4,648
     49,000     Schlumberger Ltd. ................................             3,281
     85,000     Unocal Corporation................................             3,675
                                                                          ----------
                Total Energy......................................            21,539
                                                                          ----------

     FINANCIALS - 23.5%
      BANKS - 9.1%
    247,280     Bank of America Corporation.......................            11,620
     46,000     North Fork Bancorporation, Inc. ..................             1,327
    104,000     Wachovia Corporation..............................             5,470
    106,000     Wells Fargo & Company.............................             6,588
                                                                          ----------
                                                                              25,005
                                                                          ----------

     DIVERSIFIED FINANCIALS - 7.9%
    133,000     Citigroup Inc. ...................................             6,408
    108,000     Freddie Mac ......................................             7,959
    190,000     JPMorgan Chase & Company..........................             7,412
                                                                          ----------
                                                                              21,779
                                                                          ----------

     INSURANCE - 6.5%
    115,000     ACE Ltd. ..........................................            4,916
    151,000     Allstate Corporation..............................             7,810
    77,000      American International Group Inc..................             5,057
                                                                          ----------
                                                                              17,783
                                                                          ----------
                Total Financials..................................            64,567
                                                                          ----------

   HEALTH CARE - 11.2%
     HEALTH CARE EQUIPMENT & SERVICES - 4.3%
    98,000      Baxter International Inc. ........................             3,385
    81,000      Cardinal Health Inc. .............................             4,710
    75,000      Medtronic, Inc. ..................................             3,725
                                                                          ----------
                                                                              11,820
                                                                          ----------

     PHARMACEUTICALS & BIOTECHNOLOGY - 6.9%
    127,000     Bristol-Myers Squibb Company......................             3,254
     74,000     Johnson & Johnson.................................             4,693
     66,000     Merck & Company, Inc. ............................             2,121
    188,000     Pfizer Inc. ......................................             5,055
    124,000     Teva Pharmaceutical Industries Ltd.,
                Sponsored ADR.....................................             3,703
                                                                          ----------
                                                                              18,826
                                                                          ----------
                Total Health Care.................................            30,646
                                                                          ----------

   INDUSTRIALS - 11.7%
     CAPITAL GOODS - 10.1%
    112,000     Boeing Company....................................             5,798
    115,000     General Electric Company..........................             4,198
    189,000     Honeywell International Inc. .....................             6,693
     46,000     Lockheed Martin Corporation.......................             2,555
    239,000     Tyco International Ltd. ..........................             8,542
                                                                          ----------
                                                                              27,786
                                                                          ----------

     COMMERCIAL SERVICES & SUPPLIES - 1.6%
    54,000      Apollo Group, Inc., Class A+......................             4,358
                                                                          ----------
                Total Industrials.................................            32,144
                                                                          ----------

   INFORMATION TECHNOLOGY - 13.7%
     COMMUNICATIONS EQUIPMENT - 1.8%
    293,000     Motorola, Inc.....................................             5,039
                                                                          ----------

     COMPUTERS & PERIPHERALS - 3.6%
    175,000     Hewlett-Packard Company...........................             3,670
     63,000     International Business Machines
                 Corporation .....................................             6,210
                                                                          ----------
                                                                               9,880
                                                                          ----------

                       See Notes to Financial Statements.

VT GROWTH & INCOME FUND

December 31, 2004

                                                                             VALUE
   SHARES                                                                   (000s)
   ------                                                                 ----------
COMMON STOCKS - (CONTINUED)
   INFORMATION TECHNOLOGY -- (CONTINUED)
     IT SERVICES - 2.4%
    153,000     First Data Corporation ...........................        $    6,509
                                                                          ----------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.6%
     32,351     Freescale Semiconductor Inc., Class B + ..........               594
    156,000     Intel Corporation ................................             3,649
                                                                          ----------
                                                                               4,243
                                                                          ----------

     SOFTWARE - 4.3%
    180,000     Computer Associates International, Inc.** ........             5,591
    234,000     Microsoft Corporation ............................             6,250
                                                                          ----------
                                                                              11,841
                                                                          ----------
                Total Information Technology .....................            37,512
                                                                          ----------

    MATERIALS - 0.7%
    65,000      Alcoa Inc. .......................................             2,042
                                                                          ----------

    TELECOMMUNICATION SERVICES - 1.2%
    132,000     SBC Communications Inc. ..........................             3,402
                                                                          ----------

    UTILITIES - 3.8%
     62,000     FPL Group, Inc.** ................................             4,635
    103,000     NiSource Inc. ....................................             2,346
     76,000     Pinnacle West Capital Corporation ................             3,375
                                                                          ----------
                Total Utilities ..................................            10,356
                                                                          ----------
                Total Common Stocks
                 (Cost $204,395) .................................           265,080
                                                                          ----------
WARRANTS - 0.0% +++
     (Cost $0)
     19,439     Lucent Technologies Inc.,
                  Expires 12/10/2007 .............................                31
                                                                          ----------

  PRINCIPAL
    AMOUNT                                                                  VALUE
    (000s)                                                                  (000s)
  ---------                                                               ----------
REPURCHASE AGREEMENT - 4.2%
    (Cost $11,471)
$   11,471     Agreement with Morgan Stanley, 0.500%
                     dated 12/31/2004, to be repurchased at
                     $11,471,000 on 01/03/2005
                     (Collateralized by U.S. Treasury Note,
                     3.000% due 07/15/2012,
                     market value $11,859,000) ...................        $   11,471
                                                                          ----------

SHORT-TERM INVESTMENT - 3.5%
    (Cost $9,770)
     9,770     Mellon GSL DBT II
                     Collateral Fund ++ ..........................             9,770
                                                                          ----------
TOTAL INVESTMENTS (Cost $225,636*) ..........................104.4%          286,352
OTHER ASSETS (LIABILITIES) (Net) ............................ (4.4)          (12,152)
                                                             -----        ----------
NET ASSETS ................................................. 100.0%       $  274,200
                                                             =====        ==========

----------

  *   Aggregate cost for federal tax purposes $228,091.

 ** Some or all of these securities are on loan at December 31, 2004, and have an aggregate market value of $9,438,000, representing 3.4% of the total net assets of the Fund (Collateral Value $9,770,000).

  +   Non-income producing security.

 ++ Represents investment purchased with cash collateral for securities loaned.

+++   Amount represents less than 0.1% of the net assets of the Fund.

                      GLOSSARY OF TERMS

ADR  --  American Depositary Receipt
(F)  --  Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

VT WEST COAST EQUITY FUND

December 31, 2004

                                                                             VALUE
   SHARES                                                                   (000s)
   ------                                                                 ----------
COMMON STOCKS - 95.6%
   CONSUMER DISCRETIONARY - 16.7%
      AUTOMOBILES & COMPONENTS - 1.9%
     69,300     Monaco Coach Corporation .........................        $    1,426
      7,000     Superior Industries International, Inc.** ........               203
      9,800     Toyota Motor Corporation,
                 Sponsored ADR ...................................               802
                                                                          ----------
                                                                               2,431
                                                                          ----------

      CONSUMER DURABLES & APPAREL - 3.9%
     15,524     Columbia Sportswear Company+ .....................               926
     14,900     KB Home ..........................................             1,556
     42,500     Mattel, Inc. .....................................               828
     18,625     NIKE Inc., Class B ...............................             1,689
                                                                          ----------
                                                                               4,999
                                                                          ----------

      HOTELS, RESTAURANTS & LEISURE - 4.0%
     84,300     Hilton Hotels Corporation ........................             1,917
     39,070     Starbucks Corporation+ ...........................             2,436
    129,460     WestCoast Hospitality Corporation + ..............               790
                                                                          ----------
                                                                               5,143
                                                                          ----------

      MEDIA -5.1%
     30,000     Getty Images, Inc.+ ..............................             2,066
     21,300     Knight-Ridder, Inc. ..............................             1,426
      4,500     McClatchy Company, Class A .......................               323
     51,600     Univision Communications Inc.,
                 Class A +** .....................................             1,510
     42,700     Walt Disney Company ..............................             1,187
                                                                          ----------
                                                                               6,512
                                                                          ----------

      RETAILING - 1.8%
      4,200     Blue Nile, Inc.+ .................................               116
     46,085     Building Materials Holding Corporation ...........             1,764
     27,200     Hollywood Entertainment Corporation + ............               356
     10,400     Restoration Hardware, Inc. + .....................                60
                                                                          ----------
                                                                               2,296
                                                                          ----------
                Total Consumer Discretionary .....................            21,381
                                                                          ----------

   CONSUMER STAPLES - 3.3%
      FOOD & STAPLES RETAILING - 2.2%
     44,920     Costco Wholesale Corporation .....................             2,175
     33,590     Kroger Company + .................................               589
                                                                          ----------
                                                                               2,764
                                                                          ----------
      HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
     13,100     Clorox Company ...................................               772
     14,700     Estee Lauder Companies Inc., Class A .............               673
                                                                          ----------
                                                                               1,445
                                                                          ----------
                Total Consumer Staples ...........................             4,209
                                                                          ----------

      ENERGY - 6.0%
      35,600    Apache Corporation ...............................             1,800
      58,800    Chevron Texaco Corporation .......................             3,088
      38,500    Nabors Industries Ltd. + .........................             1,975
      12,800    Occidental Petroleum Corporation .................               747
                                                                          ----------
                Total Energy .....................................             7,610
                                                                          ----------

      FINANCIALS-19.1%
        BANKS - 13.2%
      44,500    Bank of America Corporation ......................             2,091
      34,300    Banner Corporation ...............................             1,070
      14,000    City National Corporation ........................               989
      38,000    East West Bancorp, Inc. ..........................             1,594
      30,800    Greater Bay Bancorp** ............................               859
      13,000    KeyCorp ..........................................               441
       8,400    Pacific Capital Bancorp ..........................               285
      87,800    U.S. Bancorp .....................................             2,750
       6,200    UCBH Holdings, Inc. ..............................               284
       3,000    United PanAm Financial Corporation + .............                57
      79,998    Washington Federal, Inc. .........................             2,123
      69,423    Wells Fargo & Company ............................             4,315
                                                                          ----------
                                                                              16,858
                                                                          ----------

      DIVERSIFIED FINANCIALS - 4.1%
     121,800    Charles Schwab Corporation .......................             1,457
      41,700    Citigroup Inc. ...................................             2,009
       5,900    Countrywide Financial Corporation ................               219
      19,800    Franklin Resources, Inc. .........................             1,379
       3,655    Piper Jaffray Companies, Inc.+  ..................               175
                                                                          ----------
                                                                               5,239
                                                                          ----------

      INSURANCE - 1.8%
       7,800    RenaissanceRe Holdings Ltd. ......................               406
      22,500    StanCorp Financial Group, Inc. ...................             1,856
                                                                          ----------
                                                                               2,262
                                                                          ----------
                Total Financials .................................            24,359
                                                                          ----------

   HEALTH CARE - 12.8%
      HEALTH CARE EQUIPMENT & SERVICES - 5.4%
       3,900    Affymetrix, Inc.+** ..............................               143
      20,200    Applera Corporation-Applied Biosystems
                 Group ...........................................               422
      15,300    Caremark Rx, Inc.+ ...............................               603
       8,680    Health Net, Inc.+ ................................               251
     135,400    OraSure Technologies, Inc.+ ......................               910
      12,300    ResMed Inc.+ .....................................               628
      62,325    SonoSite, Inc.+ ..................................             2,116
      30,000    Varian Medical Systems, Inc.+ ....................             1,297
       9,500    VCA Antech, Inc.+ ................................               186
       4,500    Zimmer Holdings, Inc.+ ...........................               361
                                                                          ----------
                                                                               6,917
                                                                          ----------

                       See NOtes to Financial Statements.

      VT WEST COAST EQUITY FUND

      December 31, 2004

                                                                 VALUE
  SHARES                                                         (000s)
  ------                                                      -----------
COMMON STOCKS - (CONTINUED)

  HEALTH CARE -(CONTINUED)

    PHARMACEUTICALS & BIOTECHNOLOGY -7.4%
   22,000     Allergan, Inc.** ...........................    $     1,784
   25,307     Amgen, Inc.+ ...............................          1,623
    9,000     Amylin Pharmaceuticals, Inc.+ ..............            210
    4,500     Bristol-Myers Squibb Company ...............            115
  131,155     Corixa Corporation+ ........................            477
   37,000     Dendreon Corporation+ ......................            399
   43,325     EDEN Bioscience Corporation+ ...............             42
   19,100     Genentech, Inc.+ ...........................          1,040
   26,155     ICOS Corporation+** ........................            740
    8,800     Neurocrine Biosciences, Inc.+ ..............            434
   56,800     Pfizer Inc. ................................          1,527
   31,900     Watson Pharmaceuticals, Inc.+ ..............          1,047
                                                              -----------
                                                                    9,438
                                                              -----------
              Total Health Care ..........................         16,355
                                                              -----------
  INDUSTRIALS - 15.5%
    CAPITAL GOODS - 11.9%
   52,011     Boeing Company .............................          2,693
   19,800     Cascade Corporation ........................            791
   23,200     Dionex Corporation+ ........................          1,315
   37,540     Electro Scientific Industries, Inc.+ .......            742
   55,000     Greenbrier Companies, Inc. .................          1,862
    1,600     Jacobs Engineering Group Inc.+ .............             76
   25,900     Northrop Grumman Corporation ...............          1,408
   46,100     PACCAR Inc..................................          3,710
   20,700     Precision Castparts Corporation ............          1,359
   35,200     Simpson Manufacturing Company, Inc. ........          1,228
                                                              -----------
                                                                   15,184
                                                              -----------
    COMMERCIAL SERVICES & SUPPLIES - 1.0%
   43,000     Robert Half International Inc. .............          1,266
                                                              -----------
    TRANSPORTATION - 2.6%
   33,060     Alaska Air Group, Inc.+  ...................          1,107
   40,500     Expeditors International of
                Washington, Inc.** .......................          2,263
                                                              -----------
                                                                    3,370
                                                              -----------
              Total Industrials ..........................         19,820
                                                              -----------
INFORMATION TECHNOLOGY - 17.5%
    COMMUNICATIONS EQUIPMENT - 1.2%
   77,200     Cisco Systems, Inc.+ .......................          1,490
                                                              -----------
    COMPUTERS & PERIPHERALS - 1.9%
  115,100     Advanced Digital Information Corporation+             1,153
   57,600     Hewlett-Packard Company ....................          1,208
    5,100     InFocus Corporation+ .......................             47
                                                              -----------
                                                                    2,408
                                                              -----------

                                                                 VALUE
  SHARES                                                         (000s)
  ------                                                      -----------
    ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
   21,690     Microvision, Inc.+** .......................    $       152
   49,120     Tektronix, Inc. ............................          1,484
    6,000     Trimble Navigation Ltd.+ ...................            198
                                                              -----------
                                                                    1,834
                                                              -----------
    INTERNET SOFTWARE & SERVICES - 0.7%
  401,040     Art Technology Group, Inc.+ ................            601
   81,900     WatchGuard Technologies, Inc.+ .............            363
                                                              -----------
                                                                      964
                                                              -----------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
   28,125     Applied Materials, Inc.+ ...................            481
   31,000     Credence Systems Corporation+ ..............            284
   30,790     FEI Company+ ...............................            646
   73,830     Intel Corporation ..........................          1,727
    9,000     KLA-Tencor Corporation+** ..................            419
   74,780     Lattice Semiconductor Corporation+..........            426
   47,800     LSI Logic Corporation+ .....................            262
    4,400     Novellus Systems, Inc.+ ....................            123
  101,600     Pixelworks, Inc.+ ..........................          1,152
   45,600     TriQuint Semiconductor, Inc.+...............            203
                                                              -----------
                                                                    5,723
                                                              -----------
    SOFTWARE - 7.8%
   46,800     Actuate Corporation+ .......................            119
   30,000     Adobe Systems Inc...........................          1,882
    7,500     Electronic Arts Inc.+ ......................            463
   34,200     Fair Isaac Corporation .....................          1,254
  139,330     Microsoft Corporation ......................          3,722
   38,700     Quest Software, Inc.+** ....................            617
   39,790     RadiSys Corporation+ .......................            778
   38,000     Siebel Systems, Inc.+ ......................            399
    7,900     SupportSoft, Inc.+ .........................             53
   21,300     Sybase, Inc.+ ..............................            425
    7,800     Symantec Corporation+ ......................            201
                                                              -----------
                                                                    9,913
                                                              -----------
              Total Information Technology ...............         22,332
                                                              -----------
    MATERIALS - 3.7%
   48,000     Oregon Steel Mills, Inc.+ ..................            974
   55,230     Schnitzer Steel Industries, Inc., Class A ..          1,874
   28,035     Weyerhaeuser Company .......................          1,884
                                                              -----------
              Total Materials ............................          4,732
                                                              -----------
    TELECOMMUNICATION SERVICES - 1.0%
   63,600     Nextel Partners, Inc., Class A+ ...........           1,243
                                                              -----------
              Total Common Stocks
                (Cost $90,374) ...........................        122,041
                                                              -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.3%
   28,500     AMB Property Corporation ...................          1,151
   45,100     Plum Creek Timber Company, Inc. ............          1,734
    2,700     Shurgard Storage Centers, Inc., Class A ....            119
                                                              -----------
              Total REITS
                (Cost $2,222) ............................          3,004
                                                              -----------

                       See Notes to Financial Statements.

      VT WEST COAST EQUITY FUND

      December 31, 2004

  PRINCIPAL
   AMOUNT                                                        VALUE
   (000s)                                                        (000s)
   ------                                                     -----------
  REPURCHASE AGREEMENT - 2.0%
    (Cost $2,511)
  $ 2,511     Agreement with Morgan Stanley, 0.500%
                dated 12/31/2004, to be repurchased at
                $2,511,000 on 01/03/2005
                (Collateralized U.S. Treasury Note,
                3.000% due 07/15/2012,
                market value $2,596,000)..................    $     2,511
                                                              -----------
  SHORT-TERM INVESTMENT - 5.9%
    (Cost $7,471)
    7,471     Mellon GSL DBT II
                Collateral Fund++.........................          7,471
                                                              -----------
  TOTAL INVESTMENTS (Cost $102,578*).................105.8%       135,027
  OTHER ASSETS (LIABILITIES) (Net)................... (5.8)        (7,386)
                                                     -----    -----------
  NET ASSETS.........................................100.0%   $   127,641
                                                     =====        =======

----------

*     Aggregate cost for federal tax purposes is $102,918.

** Some or all of these securities are on loan at December 31, 2004, and have an aggregate market value of $7,251,000, representing 5.7% of the total net assets of the Fund (Collateral Value $7,471,000).

+     Non-income producing security.

++ Represents investment purchased with cash collateral for securities loaned.

                               GLOSSARY OF TERMS
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

      Portfolio of Investments

      VT MID CAP STOCK FUND

      December 31, 2004

                                                                 VALUE
  SHARES                                                         (000s)
  ------                                                      -----------
COMMON STOCKS - 91.3%

  CONSUMER DISCRETIONARY - 16.7%

    AUTOMOBILES & COMPONENTS - 2.5%
   30,100     Magna International Inc., Class A ..........    $     2,485
   12,500     Superior Industries International, Inc.**...            363
                                                              -----------
                                                                    2,848
                                                              -----------
    CONSUMER DURABLES & APPAREL - 4.1%
   60,200     Jones Apparel Group, Inc. ..................          2,201
  126,200     Mattel, Inc. ...............................          2,460
                                                              -----------
                                                                    4,661
                                                              -----------
    HOTELS, RESTAURANTS & LEISURE - 3.4%
    7,900     Mandalay Resort Group ......................            557
   19,600     Papa John's International, Inc.+ ...........            675
   55,600     Yum! Brands, Inc. ..........................          2,623
                                                              -----------
                                                                    3,855
                                                              -----------
    RETAILING - 6.7%
   46,600     Neiman Marcus Group Inc., Class A** ........          3,334
   47,200     Saks Inc. ..................................            685
   89,900     Tiffany & Company  .........................          2,874
   20,100     Weight Watchers International, Inc.+** .....            825
                                                              -----------
                                                                    7,718
                                                              -----------
              Total Consumer Discretionary ...............         19,082
                                                              -----------
  CONSUMER STAPLES -3.1%
    FOOD, BEVERAGE & TOBACCO - 1.6%
   20,900     Dean Foods Company+ ........................            688
   21,100     Hershey Foods Corporation...................          1,172
                                                              -----------
                                                                    1,860
                                                              -----------
    HOUSEHOLD & PERSONAL PRODUCTS - 1.5%
   37,600     Estee Lauder Companies Inc., Class A .......          1,721
                                                              -----------
              Total Consumer Staples .....................          3,581
                                                              -----------
  ENERGY - 8.1%
   41,300     Baker Hughes Inc. ..........................          1,762
   47,900     Nabors Industries Ltd.+ ....................          2,457
   30,800     Noble Energy, Inc...........................          1,899
   67,600     Tidewater Inc. .............................          2,407
   17,400     Unocal Corporation .........................            753
                                                              -----------
              Total Energy ...............................          9,278
                                                              -----------
  FINANCIALS - 18.5%
    BANKS - 6.4%
  101,826     North Fork Bancorporation, Inc. ............          2,937
   73,300     TCF Financial Corporation ..................          2,356
   75,500     Washington Federal, Inc. ...................          2,004
                                                              -----------
                                                                    7,297
                                                              -----------
    DIVERSIFIED FINANCIALS - 4.2%
   58,400     A.G. Edwards, Inc. .........................          2,524
   27,700     Ambac Financial Group, Inc. ................          2,275
                                                              -----------
                                                                    4,799
                                                              -----------
    INSURANCE - 7.9%
   60,887     Fidelity National Financial, Inc. ..........          2,781
   87,000     HCC Insurance Holdings, Inc. ...............          2,881
   30,200     MGIC Investment Corporation ................          2,081
   30,491     PMI Group, Inc. ............................          1,273
                                                              -----------
                                                                    9,016
                                                              -----------
              Total Financials ...........................         21,112
                                                              -----------
  HEALTH CARE - 9.4%
    HEALTH CARE EQUIPMENT & SERVICES - 8.2%
   12,200     AmerisourceBergen Corporation ..............            716
   48,500     Covance Inc.+ ..............................          1,879
   27,300     Express Scripts, Inc., Class A+ ............          2,087
   93,602     IMS Health Inc..............................          2,173
   56,100     Universal Health Services, Inc., Class B ...          2,496
                                                              -----------
                                                                    9,351
                                                              -----------
    PHARMACEUTICALS & BIOTECHNOLOGY - 1.2%
   18,800     Andrx Corporation+  ........................            410
   55,525     Mylan Laboratories Inc. ....................            982
                                                              -----------
                                                                    1,392
                                                              -----------
              Total Health Care ..........................         10,743
                                                              -----------
  INDUSTRIALS - 13.0%
    CAPITAL GOODS - 5.8%
   70,700     Federal Signal Corporation .................          1,249
   49,900     Lincoln Electric Holdings, Inc. ............          1,723
   23,400     PACCAR Inc. ................................          1,883
   34,600     Teleflex Inc. ..............................          1,797
                                                              -----------
                                                                    6,652
                                                              -----------
    COMMERCIAL SERVICES & SUPPLIES - 4.4%
   59,100     HNI Corporation ............................          2,544
   72,400     Republic Services, Inc. ....................          2,429
                                                              -----------
                                                                    4,973
                                                              -----------
    TRANSPORTATION - 2.8%
   57,500     Alaska Air Group, Inc.+ ....................          1,926
   72,000     AMR Corporation+** .........................            788
   38,700     Continental Airlines, Inc., Class B+........            524
                                                              -----------
                                                                    3,238
                                                              -----------
              Total Industrials ..........................         14,863
                                                              -----------
  INFORMATION TECHNOLOGY - 11.7%
    COMPUTERS & PERIPHERALS - 0.9%
   58,600     Electronics for Imaging, Inc.+ .............          1,020
                                                              -----------

                       See Notes to Financial Statements.

      VT MID CAP STOCK FUND

      December 31, 2004

                                                                 VALUE
  SHARES                                                         (000s)
  ------                                                      -----------
COMMON STOCKS - (CONTINUED)

  INFORMATION TECHNOLOGY - (CONTINUED)

    ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
   33,100     Arrow Electronics, Inc.+ ...................    $       804
   22,300     Diebold, Inc................................          1,243
                                                              -----------
                                                                    2,047
                                                              -----------
    IT SERVICES - 1.6%
   59,500     Acxiom Corporation .........................          1,565
   19,600     Convergys Corporation+ .....................            294
                                                              -----------
                                                                    1,859
                                                              -----------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.2%
   94,250     Microchip Technology Inc. ..................          2,513
                                                              -----------
    SOFTWARE - 5.2%
   24,200     Adobe Systems Inc...........................          1,518
  117,000     BMC Software Inc.+ .........................          2,176
  168,100     Siebel Systems, Inc.+ ......................          1,765
   25,100     Synopsys, Inc.+ ............................            493
                                                              -----------
                                                                    5,952
                                                              -----------
              Total Information Technology ...............         13,391
                                                              -----------
   MATERIALS - 4.6%
   71,100     Cabot Corporation ..........................          2,750
   50,800     Valspar Corporation ........................          2,541
                                                              -----------
              Total Materials ............................          5,291
                                                              -----------
   TELECOMMUNICATION SERVICES - 0.6%
   15,100     United States Cellular Corporation+                     676
                                                              -----------
   UTILITIES - 5.6%
   29,600     FPL Group, Inc. ............................          2,213
   87,600     NiSource Inc.**  ...........................          1,995
   49,800     Pinnacle West Capital Corporation...........          2,212
                                                              -----------
              Total Utilities ............................          6,420
                                                              -----------
              Total Common Stocks
               (Cost $77,168) ............................        104,437
                                                              -----------
REAL ESTATE INVESTMENT TRUST (REIT) - 1.8%
  (Cost $1,496)
    55,900     General Growth Properties, Inc. ...........          2,021
                                                              -----------

  PRINCIPAL
   AMOUNT                                                        VALUE
   (000s)                                                        (000s)
  ---------                                                   -----------
  REPURCHASE AGREEMENT - 7.3%
   (Cost $8,360)
  $ 8,360     Agreement with Morgan Stanley, 0.500%
                dated 12/31/2004, to be repurchased at
                $8,360,000 on 01/03/2005
                (Collateralized by U.S. Treasury Note,
                3.000% due 07/15/2012,
                market value $8,643,000) ...........          $     8,360
                                                              -----------
  SHORT-TERM INVESTMENT - 5.3%
   (Cost $6,134)
    6,134    Mellon GSL DBT II
                Collateral Fund++ ..................                6,134
                                                              -----------
TOTAL INVESTMENTS (Cost $93,158*) .................. 105.7%       120,952

OTHER ASSETS (LIABILITIES) (Net) ...................  (5.7)        (6,525)
                                                     -----    -----------
NET ASSETS ......................................... 100.0%   $   114,427
                                                     =====    ===========

---------------
*     Aggregate cost for federal tax purposes is $93,824.

** Some or all of these securities are on loan at December 31, 2004, and have an aggregate market value of $5,852,000, representing 5.1% of the total net assets of the Fund (Collateral Value $6,134,000).

+     Non-income producing security.

++ Represents investment purchased with cash collateral for securities loaned.

                       See Notes to Financial Statements.

      Portfolio of Investments

      VT GROWTH FUND

      December 31, 2004

                                                                   VALUE
  SHARES                                                           (000s)
  ------                                                      -----------
COMMON STOCKS - 94.5%
  CONSUMER DISCRETIONARY - 18.1%
    CONSUMER DURABLES & APPAREL - 0.7%
    7,120     Coach, Inc.+ ...............................    $       402
   15,605     NIKE Inc., Class B .........................          1,415
                                                              -----------
                                                                    1,817
                                                              -----------
    HOTELS, RESTAURANTS & LEISURE - 3.2%
   29,650     Carnival Corporation** .....................          1,709
   64,685     Hilton Hotels Corporation ..................          1,471
   11,030     Marriott International, Inc., Class A ......            695
   35,870     McDonald's Corporation .....................          1,150
   50,580     Royal Caribbean Cruises Ltd.** .............          2,753
                                                              -----------
                                                                    7,778
                                                              -----------
    MEDIA - 7.8%
   30,200     Clear Channel Communications, Inc...........          1,011
  133,500     Comcast Corporation, Special Class A+ ......          4,384
   72,575     Gemstar-TV Guide International, Inc.+ ......            430
   46,076     Liberty Media Corporation, Class A+ ........            506
   10,380     News Corporation, Class A** ................            194
   91,590     News Corporation, Class B** ................          1,758
   10,300     Omnicom Group Inc. .........................            868
  234,107     Time Warner Inc.+ ..........................          4,551
   30,750     Univision Communications Inc., Class A+ ....            900
   84,220     Viacom Inc., Class B .......................          3,065
   47,050     Walt Disney Company ........................          1,308
    8,950     XM Satellite Radio Holdings Inc.,
                Class A+** ...............................            337
                                                              -----------
                                                                   19,312
                                                              -----------
    RETAILING - 6.4%
    4,650     Bed Bath & Beyond Inc.+ ....................            185
   44,810     Best Buy Company, Inc. .....................          2,663
    8,250     Chico's FAS, Inc.+** .......................            376
    4,730     eBay Inc.+ .................................            550
   15,100     Federated Department Stores, Inc............            873
   57,310     Gap, Inc.** ................................          1,210
   82,725     Home Depot, Inc.............................          3,536
    8,430     J.C. Penney Company, Inc. ..................
                (Holding Company) ........................            349
   17,820     Lowe's Companies, Inc. .....................          1,026
    7,840     Nordstrom, Inc. ............................            366
   51,320     Staples, Inc. ..............................          1,730
   52,710     Target Corporation .........................          2,737
    7,950     Williams-Sonoma, Inc.+ .....................            279
                                                              -----------
                                                                   15,880
                                                              -----------
              Total Consumer Discretionary ...............         44,787
                                                              -----------
  CONSUMER STAPLES - 6.9%
    FOOD & STAPLES RETAILING - 1.5%
   15,880     Costco Wholesale Corporation ...............            769
    9,710     Sysco Corporation ..........................            370
   44,030     Wal-Mart Stores Inc. .......................          2,326
    8,950     Walgreen Company ...........................            343
                                                              -----------
                                                                    3,808
                                                              -----------
    FOOD, BEVERAGE & TOBACCO - 2.6%
   10,150     Altria Group, Inc...........................            620
   26,430     Anheuser-Busch Companies, Inc. .............          1,341
   10,020     Coca-Cola Company ..........................            417
    3,430     Hershey Foods Corporation ..................            191
   72,935     PepsiCo Inc. ...............................          3,807
                                                              -----------
                                                                    6,376
                                                              -----------`
    HOUSEHOLD & PERSONAL PRODUCTS - 2.8%
   11,710     Alberto-Culver Company, Class B.............            569
   14,400     Avon Products, Inc. ........................            557
    3,900     Colgate-Palmolive Company ..................            199
   17,710     Estee Lauder Companies Inc., Class A .......            811
    5,040     Kimberly-Clark Corporation .................            332
   78,590     Procter & Gamble Company ...................          4,329
                                                              -----------
                                                                    6,797
                                                              -----------
              Total Consumer Staples .....................         16,981
                                                              -----------
  ENERGY - 3.8%
    5,620     Amerada Hess Corporation ...................            463
    9,580     Burlington Resources Inc. ..................            417
    7,260     Devon Energy Corporation ...................            283
    3,230     EOG Resources, Inc. ........................            231
   91,050     Exxon Mobil Corporation ....................          4,667
   22,195     Halliburton Company ........................            871
   17,157     Kinder Morgan Management LLC+ ..............            698
    4,940     Murphy Oil Corporation .....................            397
    5,860     National-Oilwell, Inc.+ ....................            207
   15,880     Schlumberger Ltd............................          1,063
    2,450     Smith International, Inc.+ .................            133
                                                              -----------
              Total Energy ...............................          9,430
                                                              -----------
FINANCIALS - 9.9%
    BANKS - 0.6%
   23,920     Countrywide Financial Corporation ..........            885
    4,920     North Fork Bancorporation, Inc. ............            142
    6,020     Wells Fargo & Company ......................            374
                                                              -----------
                                                                    1,401
                                                              -----------

                       See Notes to Financial Statements.

      VT GROWTH FUND

      December 31, 2004

                                                                   VALUE
  SHARES                                                           (000s)
  ------                                                      -----------
COMMON STOCKS - (CONTINUED)

  FINANCIALS - (CONTINUED)

    DIVERSIFIED FINANCIALS - 7.0%
   66,380     American Express Company ...................     $    3,742
    7,940     Bear Steams Companies Inc. .................            812
   88,510     Citigroup Inc. .............................          4,264
   12,900     Goldman Sachs Group, Inc. ..................          1,342
   42,826     JPMorgan Chase & Company ...................          1,671
   30,860     MBNA Corporation ...........................            870
    3,570     Merrill Lynch & Company, Inc. ..............            213
   66,085     Morgan Stanley .............................          3,669
   13,440     SLM Corporation ............................            718
                                                              -----------
                                                                   17,301
                                                              -----------
    INSURANCE - 2.3%
    6,600     Allstate Corporation .......................            341
   49,065     American International Group Inc. ..........          3,222
    4,330     Chubb Corporation ..........................            333
   22,570     Prudential Financial, Inc. .................          1,241
    3,830     RenaissanceRe Holdings Ltd .................            200
    3,970     XL Capital Ltd., Class A ...................            308
                                                              -----------
                                                                    5,645
                                                              -----------
              Total Financials ...........................         24,347
                                                              -----------
  HEALTH CARE - 17.5%
    HEALTH CARE EQUIPMENT & SERVICES - 7.0%
    5,170     Alcon, Inc .................................            417
   11,520     Applera Corporation-Applied Biosystems
                Group ....................................            241
   20,515     Biomet, Inc.** .............................            890
   34,500     Caremark Rx, Inc.+ .........................          1,360
    4,870     Kinetic Concepts, Inc.+ ....................            372
    5,320     Laboratory Corporation of America
                Holdingst+** .............................            265
   95,960     Medtronic, Inc. ............................          4,766
   25,750     Millipore Corporation+ .....................          1,283
    1,550     Quest Diagnostics Inc.......................            148
    7,330     St. Jude Medical, Inc.+ ....................            307
   19,840     Stryker Corporation ........................            957
   41,520     UnitedHealth Group Inc. ....................          3,655
   26,640     Varian Medical Systems, Inc.+ ..............          1,152
    5,710     Waters Corporation+ ........................            267
    3,610     WellPoint Inc+ .............................            415
    9,130     Zimmer Holdings, Inc.+** ...................            732
                                                              -----------
                                                                   17,227
                                                              -----------
    PHARMACEUTICALS & BIOTECHNOLOGY - 10.5%
   17,830     Abbott Laboratories ........................            832
   47,170     Amgen, Inc.+ ...............................          3,026
    2,970     Biogen Idec Inc.+** ........................            198
    6,340     Digene Corporation+ ........................            166
   26,820     Eli Lilly & Company ........................          1,522
   67,855     Genentech, Inc.+** .........................          3,694
   34,030     Gilead Sciences, Inc.+ .....................          1,191
   67,280     Johnson & Johnson ..........................          4,267
    8,620     Medimmune, Inc.+ ...........................            234
   28,046     Merck & Company, Inc. ......................            901
   36,204     Novartis AG ................................          1,824
   11,590     Novartis AG, ADR ...........................            586
  113,060     Pfizer Inc .................................          3,040
    4,720     Pharmaceutical Product
                Development, Inc.+ .......................            195
    3,210     Roche Holding AG-Genusschein ...............            369
   44,630     Sanofi-Aventis, ADR ........................          1,787
   71,602     Teva Pharmaceutical Industries Ltd.,
                Sponsored ADR ............................          2,138
                                                              -----------
                                                                   25,970
                                                              -----------
              Total Health Care ..........................         43,197
                                                              -----------
  INDUSTRIALS- 12.1%
    CAPITAL GOODS - 8.6%
   12,060     American Standard Companies Inc.+ ..........            498
    1,900     Caterpillar, Inc............................            185
   22,280     Empresa Brasileira de
                Aeronautica SA, ADR ......................            745
  263,090     General Electric Company ...................          9,603
   14,900     Honeywell International Inc. ...............            528
   17,910     Ingersoll-Rand Company, Class A ............          1,438
    4,290     ITT Industries, Inc. .......................            362
   19,660     Lockheed Martin Corporation ................          1,092
    7,750     Northrop Grumman Corporation ...............            421
   12,480     Raytheon Company ...........................            485
   12,520     Rockwell Automation, Inc. ..................            621
    2,710     Rockwell Collins, Inc. .....................            107
  107,620     Tyco International Ltd......................          3,846
   12,450     United Technologies Corporation ............          1,287
                                                              -----------
                                                                   21,218
                                                              -----------
    COMMERCIAL SERVICES & SUPPLIES - 1.1%
   15,895     Apollo Group, Inc., Class A+ ...............          1,283
   12,060     Cendant Corporation ........................            282
    6,770     Manpower Inc. ..............................            327
   32,150     Waste Management Inc. ......................            962
                                                              -----------
                                                                    2,854
                                                              -----------

                       See Notes to Financial Statements.

      VT GROWTH FUND
      December 31, 2004


                                                                           VALUE
   SHARES                                                                 (000s)
   ------                                                               --------
COMMON STOCKS - (CONTINUED)
   INDUSTRIALS - (CONTINUED)
     TRANSPORTATION - 2.4%

    12,390     Expediters International of
                 Washington, Inc.** ...........................         $    693
    35,060     FedEx Corporation ..............................            3,453
    20,770     United Parcel Service, Inc., Class B ...........            1,775
                                                                        --------
                                                                           5,921
                                                                        --------
               Total Industrials ..............................           29,993
                                                                        --------
   INFORMATION TECHNOLOGY - 23.5%
     COMMUNICATIONS EQUIPMENT - 4.4%
    12,960     Avaya Inc.+ ....................................              223
   259,050     Cisco Systems, Inc.+ ...........................            5,000
   133,390     Lucent Technologies Inc.+ ......................              501
   163,670     Motorola, Inc. .................................            2,815
    78,040     Nokia Oyj, Sponsored ADR .......................            1,223
     8,750     QUALCOMM Inc. ..................................              371
    21,470     Telefonaktiebolaget LM Ericsson,
                 Sponsored ADR+ ...............................              676
                                                                        --------
                                                                          10,809
                                                                        --------
     COMPUTERS & PERIPHERALS - 4.2%
    69,585     Dell Computer Corporation+ .....................            2,932
    31,030     EMC Corporation+ ...............................              461
   41 ,730     International Business Machines Corporation.....            4,114
    26,560     Lexmark International, Inc.+ ...................            2,258
    99,910     Sun Microsystems, Inc.+ ........................              537
                                                                        --------
                                                                          10,302
                                                                        --------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
    35,140     Agilent Technologies, Inc.+ ....................              847
    26,090     Ingram Micro Inc., Class A+ ....................              543
     8,810     L-3 Communications Holdings, Inc. ..............              645
    27,120     PerkinElmer, Inc. ..............................              610
    25,170     Tektronix, Inc.  ...............................              760
    12,210     Thermo Electron Corporation+ ...................              369
                                                                        --------
                                                                           3,774
                                                                        --------
     INTERNET SOFTWARE & SERVICES - 2.0%
     3,190     VeriSign Inc.+ .................................              107
   131,350     Yahoo! Inc.+ ...................................            4,949
                                                                        --------
                                                                           5,056
                                                                        --------
     IT SERVICES - 0.3%
    16,170     Accenture Ltd., Class A+ .......................              437
     3,260     Automatic Data Processing, Inc. ................              144
     4,720     Cognizant Technology Solutions
               Corporation+ ...................................              200
                                                                        --------
                                                                             781
                                                                        --------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.7%
    26,390     Altera Corporation+ ............................              546
    17,240     Analog Devices, Inc. ...........................              636
    35,065     Applied Materials, Inc.+ .......................              600
    22,200     Broadcom Corporation, Class A+ .................              717
    12,963     Freescale Semiconductor Inc., Class B+ .........              238
   147,200     Intel Corporation ..............................            3,443
     2,210     Linear Technology Corporation ..................               86
     3,880     Microchip Technology Inc. ......................              103
     6,078     Samsung Electronics Company
                 Ltd., GDR** ..................................            1,323
     5,630     Teradyne, Inc.+ ................................               96
   152,920       Texas Instruments Inc. .......................            3,765
                                                                        --------
                                                                          11,553
     SOFTWARE - 6.4%                                                    --------
    25,830     Adobe Systems Inc. .............................            1,621
     5,710     Amdocs Ltd.+ ...................................              150
    36,490     Cadence Design Systems, Inc.+** ................              504
    26,920     Citrix Systems, Inc.+ ..........................              660
    11,800     Intuit Inc.+** .................................              519
    15,200     Mercury Interactive Corporation+ ...............              692
   351,363     Microsoft Corporation ..........................            9,385
    22,460     Novell, Inc.+ ..................................              152
    19,570     Oracle Corporation+ ............................              269
    39,340     SAP AG, Sponsored ADR ..........................            1,739
                                                                        --------
                                                                          15,691
                                                                        --------
               Total Information Technology ...................           57,966
                                                                        --------
     MATERIALS - 2.0%
    17,640     Air Products & Chemicals, Inc. .................            1,023
     2,810     Alcan Inc. .....................................              138
     6,070     Dow Chemical Company  ..........................              300
    19,690     E.I. du Pont de Nemours & Company ..............              966
    32,230     Praxair, Inc. ..................................            1,423
     9,340     Rio Tinto PLC, Sponsored ADR ...................            1,113
                                                                        --------
               Total Materials  ...............................            4,963
                                                                        --------
     TELECOMMUNICATION SERVICES - 0.7%
    13,650     AT&T Corporation ...............................              260
    31,170     Sprint Corporation-FON Group ...................              775
    20,420     Telefonos de Mexico SA de CV, Class L,
                 Sponsored ADR ................................              782
                                                                        --------
               Total Telecommunication Services ...............            1,817
                                                                        --------
               Total Common Stocks
                 (Cost $202,203) ..............................          233,481
                                                                        --------

                       See Notes to Financial Statements.

      VT GROWTH FUND
      December 31, 2004



  PRINCIPAL
    AMOUNT                                                                VALUE
    (000s)                                                                (000s)
   --------                                                             --------
   COMMERCIAL PAPER - 1.3%
    (Cost $3, 199)
   $  3,200    Prudential Funding LLC,
                 2.100% due 01/03/2005++ ......................         $  3,199
                                                                        --------
   U.S. GOVERNMENT AGENCY DISCOUNT NOTE -1.2%
    (Cost $3,000)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (FNMA) - 1.2%
      3,000    1.650% due 01/03/2005++ ........................            3,000
                                                                        --------
   REPURCHASE AGREEMENT - 2.2%
    (Cost $5,342)
      5,342    Agreement with Morgan Stanley, 0.500%
                dated 12/31/2004, to be repurchased at
                $5,342,000 on 01/03/2005
                (Collateralized by U.S. Treasury Note,
                3.000% due 07/15/2012,
                market value $5,523,000) ......................            5,342
                                                                        --------
   SHORT-TERM INVESTMENT - 4.4%
    (Cost $10,866)
     10,866    Mellon GSL DBT II
                Collateral Fund+++ ............................           10,866
                                                                        --------
   TOTAL INVESTMENTS (Cost $224,610*) ....................103.6%         255,888
   OTHER ASSETS (LIABILITIES) (Net) ...................... (3.6)          (8,896)
                                                          -----         --------
   NET ASSETS ............................................100.0%        $246,992
                                                          =====         ========

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                   FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                              CONTRACTS TO DELIVER
                                     (000s)

                                                                             NET
                                                                         UNREAIZED
EXPIRATION           LOCAL         VALUE IN        IN EXCHANGE          DEPRECIATION
  DATE              CURRENCY        U.S. $          FOR U.S. $          OF CONTRACTS
----------        -----------      --------        -----------          ------------
03/04/2005        EUR      40            54                 48          $         (6)
04/15/2005        EUR     140           191                173                   (18)
                                                                        ------------
Net Unrealized Depreciation of Forward Foreign
    Currency Contracts .......................................          $        (24)
                                                                        ============

            GLOSSARY OF TERMS

ADR - American Depositary Receipt
EUR - EURO
GDR - Global Depositary Receipt

---------------------
*     Aggregate cost for federal tax purposes is $226,256.

** Some or all of these securities are on loan at December 31, 2004, and have an aggregate market value of $10,451,000, representing 4.2% of the total net assets of the Fund (Collateral Value $10,866,000).

+     Non-income producing security.

++    Rate represents annualized yield at date of purchase.

+++ Represents investment purchased with cash collateral for securities loaned.

                        See Notes to Financial Statements.

Portfolio of Investments

VT SMALL CAP VALUE FUND

December 31 , 2004

                                                                     VALUE
   SHARES                                                           (000S)
   ------                                                           ------
COMMON STOCKS - 74.9%

    CONSUMER DISCRETIONARY - 7.3%

       CONSUMER DURABLES & APPAREL - 1.9%
       9,900   Kellwood Company..................................  $     341
      13,800   RC2 Corporation+..................................        450
                                                                   ---------
                                                                         791
                                                                   ---------

       MEDIA - 2.6%
      14,200   Carmike Cinemas, Inc..............................        519
      42,500   Reader's Digest Association, Inc..................        591
                                                                   ---------
                                                                       1,110
                                                                   ---------

       RETAILING - 2.8%
      29,400   Blockbuster Inc., Class A**.......................        280
      34,000   Blockbuster Inc., Class B.........................        300
      33,400   Movie Gallery, Inc................................        637
                                                                   ---------
                                                                       1,217
                                                                   ---------
               Total Consumer Discretionary......................      3,118
                                                                   ---------

       CONSUMER STAPLES - 6.4%

       FOOD & STAPLES RETAILING - 2.4%
      20,300   Fresh Del Monte Produce Inc. (F)..................        601
      17,000   John B. Sanfilippo & Son, Inc.+...................        438
                                                                   ---------
                                                                       1,039
                                                                   ---------

       FOOD, BEVERAGE & TOBACCO - 0.8%
      39,000   National Beverage Corporation.....................        325
                                                                   ---------

       HOUSEHOLD & PERSONAL PRODUCTS - 3.2%
      10,400   Central Garden & Pet Company+.....................        434
      21,800   Jarden Corporation+**.............................        947
                                                                   ---------
                                                                       1,381
                                                                   ---------
               Total Consumer Staples............................      2,745
                                                                   ---------

    ENERGY - 8.7%
      22,400   Cimarex Energy Company+...........................        849
      32,100   Comstock Resources, Inc.+.........................        708
       1,600   Encore Acquisition Company+.......................         56
      16,700   Plains Exploration & Production
               Company+..........................................        434
      14,300   St.Mary Land & Exploration Company................        597
      14,200   Stone Energy Corporation+.........................        640
      13,100   Tesoro Petroleum Corporation+.....................        417
                                                                   ---------
               Total Energy......................................      3,701
                                                                   ---------

    FINANCIALS - 10.2%

       BANKS - 6.5%
      26,000   Dime Community Bancshares.........................        466
      26,000   Flagstar Bancorp, Inc.**..........................        587
      15,300   Harbor Florida Bancshares, Inc....................        529
      25,740   Oriental Financial Group Inc......................        729
      18,710   U.S.B. Holding Company, Inc.......................        466
                                                                   ---------
                                                                       2,777
                                                                   ---------

       INSURANCE - 3.7%
      15,400   Navigators Group, Inc.+...........................  $     464
      13,800   Stewart Information Services Corporation..........        575
      35,100   Universal American Financial
                 Corporation+....................................        543
                                                                   ---------
                                                                       1,582
                                                                   ---------
               Total Financials..................................      4,359
                                                                   ---------

    HEALTH CARE - 7.0%

       HEALTH CARE EQUIPMENT & SERVICES - 3.6%
       3,000   Biosite Inc.+.....................................        185
     112,400   Gene Logic Inc.+..................................        414
      12,700   Kindred Healthcare, Inc.+.........................        380
      20,100   Owens & Minor, Inc................................        566
                                                                   ---------
                                                                       1,545
                                                                   ---------

       PHARMACEUTICALS & BIOTECHNOLOGY - 3.4%
      30,900   Andrx Corporation+................................        674
      23,500   Bradley Pharmaceuticals, Inc.+**..................        456
       9,200   Lannett Company, Inc.+............................         91
       5,300   Par Pharmaceutical Companies, Inc.+...............        219
                                                                   ---------
                                                                       1,440
                                                                   ---------
               Total Health Care.................................      2,985
                                                                   ---------

    INDUSTRIALS - 13.5%

       CAPITAL GOODS - 4.7%
      17,000   Cubic Corporation.................................        428
      13,900   DRS Technologies, Inc.+...........................        594
      20,200   Griffon Corporation+**............................        545
      21,200   Lennox International Inc..........................        431
                                                                   ---------
                                                                       1,998
                                                                   ---------

       COMMERCIAL SERVICES & SUPPLIES - 1.5%
      25,900   Duratek Inc.+.....................................        645
                                                                   ---------
       TRANSPORTATION - 7.3%
      17,100   Alaska Air Group, Inc.+...........................        573
      30,500   AMR Corporation+**................................        334
      29,500   Continental Airlines, Inc., Class B+**............        399
      22,000   Dampskibsselskabet Torm A/S, ADR..................        908
      15,100   Genesee & Wyoming Inc., Class A+..................        425
      28,300   OMI Corporation...................................        477
                                                                   ---------
                                                                       3,116
                                                                   ---------
               Total Industrials.................................      5,759
                                                                   ---------

    INFORMATION TECHNOLOGY - 10.7%

       COMPUTERS & PERIPHERALS - 2.1%
      25,700   Hutchinson Technology Inc.+**.....................        888
                                                                   ---------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.3%
      59,000   Axcelis Technologies, Inc.+.......................        480
      67,000   Credence Systems Corporation+.....................        613
      40,700   OmniVision Technologies, Inc.+**..................        747
                                                                   ---------
                                                                       1,840
                                                                   ---------

                       See Notes to Financial Statements.

VT SMALL CAP VALUE FUND

December 31, 2004

                                                              VALUE
SHARES                                                        (000s)
------                                                      ---------
COMMON STOCKS - (CONTINUED)
    INFORMATION TECHNOLOGY - (CONTINUED)
      SOFTWARE - 4.3%
    329,500  Atari, Inc.+** .........................       $     966
    115,400  Geac Computer Corporation Ltd. (F)+ ....             848
                                                            ---------
                                                                1,814
                                                            ---------
             Total Information Technology ...........           4,542
                                                            ---------
    MATERIALS - 7.5%
     11,200  Albemarle Corporation ..................             434
     11,800  Century Aluminum Company+ ..............             310
      9,300  Headwaters Inc.+ .......................             265
     69,500  Kingsgate Consolidated Ltd. ............             133
     26,800  Metal Management, Inc. .................             720
     60,400  Randgold Resources Ltd., ADR+ ..........             689
    192,600  Wheaton River Minerals Ltd. (F)+ .......             628
                                                            ---------
             Total Materials ........................           3,179
                                                            ---------
    TELECOMMUNICATION SERVICES - 2.7%
    29,300  Asia Satellite Telecommunications
             Holdings Ltd., Sponsored ADR ............            548
    17,200  USA Mobility, Inc.+ .....................             607
                                                            ---------
            Total Telecommunication Services ........           1,155
                                                            ---------
    UTILITIES - 0.9%
    11,400  Suburban Propane Partners LP ............             396
                                                            ---------
            Total Common Stocks
               (Cost $26,243) .......................          31,939
                                                            ---------
CANADIAN INCOME TRUSTS - 8.3%
      ENERGY - 3.8%
    23,800  Bonavista Energy Trust ..................             539
    13,200  Peyto Energy Trust** ....................             527
    34,200  Vermilion Energy Trust** ................             574
                                                            ---------
                                                                1,640
                                                            ---------
      FOOD, BEVERAGE & TOBACCO - 1.6%
    44,000  Connors Brothers Income Fund ............             685
                                                            ---------
      MATERIALS - 2.9%
    10,100  Fording Canadian Coal Trust** ...........             779
    35,900  TimberWest Forest Corporation ...........             452
                                                            ---------
                                                                1,231
                                                            ---------
            Total Canadian Income Trusts
               (Cost $2,394) ......................             3,556
                                                           ----------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 5.7%
     4,700  Alexandria Real Estate Equities, Inc. ...             350
    20,700  Cedar Shopping Centers Inc. .............             296
    14,800  Entertainment Properties Trust ..........             659
    40,100  Equity Inns Inc. ........................             471
     7,000  Sovran Self Storage, Inc. ...............             295
    32,100  Winston Hotels, Inc. ....................             379
                                                            ---------
            Total REITS
               (Cost $1,900) ........................           2,450
                                                            ---------

                                                              VALUE
CONTRACTS                                                     (000s)
---------                                                   ---------
PURCHASED PUT OPTIONS - 2.5%
    1,025  iShares Russell 2000 Index,
            Expires January 2006 @ $95 ...............      $     151
    1,975  iShares Russell 2000 Index,
            Expires January 2007 @ $95 ...............            612
    3,100  Nasdaq 100 Index,
            Expires January 2007 @ $29 ...............            310
                                                            ---------
           Total Purchased Put Options
              (Cost $2,233) .........................           1,073
                                                            ---------

PRINCIPAL
 AMOUNT
 (000s)
---------
REPURCHASE AGREEMENT - 9.5%
 (Cost $4,031)
$   4,031  Agreement with Morgan Stanley, 0.500%
           dated 12/31/2004, to be repurchased at
           $4,031,000 on 01/03/2005
           (Collateralized by U.S. Treasury Note,
           3.000% due 07/15/2012,
           market value $4,167,000) .................           4,031
                                                            ---------
SHORT-TERM INVESTMENT - 16.8%
 (Cost $7,157)
    7,157  Mellon GSL DBT II
           Collateral Fund++ ........................           7,157
                                                            ---------
TOTAL INVESTMENTS (Cost $43,958*) ............ 117.7%          50,206
OTHER ASSETS (LIABILITIES) (Net)  ............ (17.7)          (7,538)
                                               -----        ---------
NET ASSETS                                     100.0%       $  42,668
                                               =====        =========

------------------

*     Aggregate cost for federal tax purposes is $43,966.
** Some or all of these securities are on loan at December 31, 2004, and have an aggregate market value of $6,331,000, representing 14.8% of the total net assets of the Fund (Collateral Value $7,157,000).
+     Non-income producing security.
++ Represents investment purchased with cash collateral for securities loaned.

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                    FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                              CONTRACTS TO RECEIVE
                                     (000s)

                                                                          NET
                                                                      UNREALIZED
EXPIRATION         LOCAL          VALUE IN        IN EXCHANGE        APPRECIATION
   DATE           CURRENCY         U.S. $          FOR U.S. $         OF CONTRACTS
----------        --------        --------        -----------        -------------
01/05/2005        AUD    4               3                  3        $          --*
                                                                     -------------

----------

*     Amount represents less than $500.

            GLOSSARY OF TERMS

ADR   - American Depositary Receipt
AUD   - Australian Dollar
(F)   - Foreign Shares

                       See Notes to Financial Statements.

     Portfolio of Investments

     VT SMALL CAP GROWTH FUND

     December 31, 2004

                                                               VALUE
  SHARES                                                       (000s)
  ------                                                       ------
COMMON STOCKS - 99.1%

   CONSUMER DISCRETIONARY - 16.3%
    CONSUMER DURABLES & APPAREL - 1.2%
   23,900    Quiksilver, Inc. +  .........................    $    712
                                                              --------
    HOTELS,  RESTAURANTS & LEISURE - 3.6%
   51,700    Intrawest Corporation  ......................       1,188
   28,400    Steiner Leisure Ltd. + ......................         849
                                                              --------
                                                                 2,037
                                                              --------
    MEDIA -  3.6%
  128,000    aQuantive Inc. +.............................       1,144
    4,100    Getty Images Inc. +..........................         282
  195,400    NTN Communications, Inc. +...................         624
                                                              --------
                                                                 2,050
                                                              --------
    RETAILING - 7.9%
   40,100    AnnTaylor Stores Corporation + ..............         863
   27,900    Blue Nile, Inc. +** .........................         771
   21,300    Building Materials Holding Corporation ......         816
   35,200    Pacific Sunwear of California, Inc.  + ......         783
   49,300    West Marine, Inc. +  ........................       1,220
                                                              --------
                                                                 4,453
                                                              --------
             Total Consumer Discretionary ................       9,252
                                                              --------
   CONSUMER STAPLES - 3.6%
    FOOD & STAPLES RETAILING - 3.6%
  148,800    SunOpta Inc.  + .............................       1,069
   31,100    United Natural Foods, Inc. + ................         967
                                                              --------
             Total Consumer Staples.......................       2,036
                                                              --------
  ENERGY - 2.7%
  149,900    Hydrogenics Corporation +....................         725
  138,200    Quantum Fuel Systems Technologies
              Worldwide, Inc. + ** .......................         832
                                                              --------
             Total Energy.................................       1,557
                                                              --------

   FINANCIALS  - 7.6%
    BANKS - 1.3%
    2,800    First Mutual Bancshares, Inc. ...............          73
   15,000    Frontier Financial Corporation ..............         579
    5,000    Pacific Continental Corporation .............          78
                                                              --------
                                                                   730
                                                              --------
    DIVERSIFIED FINANCIALS - 6.3%
   17,450    Affiliated Managers Group, Inc. + **.........       1,182
   27,108    American Capital Strategies Ltd. **..........         904
   50,100    First Albany Companies Inc. .................         486
   19,800    Investors Financial Services Corporation ....         990
                                                              --------
                                                                 3,562
                                                              --------
             Total Financials ............................       4,292
                                                              --------
 HEALTH CARE - 21.3%

    HEALTH CARE EQUIPMENT & SERVICES - 7.8%
   36,100    Accredo Health, Inc. + ......................    $  1,000
   26,300    Advanced Neuromodulation Systems, Inc. + ....       1,038
   28,700    Affymetrix, Inc. +**.........................       1,049
   38,700    SonoSite, Inc. +  ...........................       1,314
                                                              --------
                                                                 4,401
                                                              --------
    PHARMACEUTICALS & BIOTECHNOLOGY - 13.5%
   72,800    Antigenics Inc.  +**.........................         737
   94,000    Cell Genesys, Inc. +**.......................         762
  150,800    Corixa Corporationt +**......................         549
   71,200    Dendreon Corporation +.......................         768
  134,600    Emisphere Technologies, Inc.+**..............         545
   20,800    Medicis Pharmaceutical
             Corporation, Class A** ......................         730
   31,100    Myriad Genetics, Inc. +......................         700
   82,500    Neose Technologies, Inc.+....................         554
   85,400    Pain Therapeutics, Inc. +....................         616
   64,100    Pharmacyclics, Inc.+.........................         671
   43,700    Sangamo BioSciences Inc. +...................         262
   34,400    Zymogenetics, Inc.+..........................         791
                                                              --------
                                                                 7,685
                                                              --------
             Total Health Care ...........................      12,086
                                                              --------

 INDUSTRIALS - 12.0%

   COMMERCIAL SERVICES & SUPPLIES - 12.0%
  164,900    Digimarc Corporation  +......................       1,537
   50,100    Euronet Worldwide, Inc.+.....................       1,304
   38,777    First Consulting Group, Inc. +...............         237
   67,900    Gevity HR, Inc. .............................       1,396
   42,780    Hewitt Associates, Inc. Class A  +...........       1,369
  103,600    Wireless Facilities, Inc. +..................         978
                                                               -------
             Total Industrials............................       6,821
                                                               -------
  INFORMATION TECHNOLOGY - 32.2%

   COMMUNICATIONS EQUIPMENT - 4.4%
  44,900    InterDigital Communications Corporation +.....         993
  62,000    REMEC, Inc. + ................................         447
  43,600    ViaSat, Inc. + ...............................       1,058
                                                               -------
                                                                 2,498
                                                               -------
   COMPUTERS & PERIPHERALS - 1.1%
  86,900    Immersion Corporation +.......................         634
                                                               -------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.8%
  37,500    Microvision, Inc.  + **.......................         263
  42,100    Photon Dynamics, Inc. + ......................       1,022
  25,700    Trimble Navigation Ltd. + ....................         849
                                                               -------
                                                                 2,134
                                                               -------

                       See Notes to Financial Statements.

   VT SMALL CAP GROWTH FUND

   December 31, 2004

                                                               VALUE
   SHARES                                                     (000s)
   ------                                                    ---------
COMMON STOCKS - (CONTINUED)

  INFORMATION TECHNOLOGY - (CONTINUED)
   INTERNET SOFTWARE & SERVICES - 8.3%
   41,433    Ariba, Inc. + ...............................    $    688
  202,555    Art Technology Group, Inc.  + ...............         304
  155,500    Corillian Corporation +......................         765
  804,613    Intraware, Inc.  + ..........................         941
  116,600    Online Resources Corporation  + .............         888
  209,592    SumTotal Systems, Inc. + **.. ...............       1,090
                                                              --------
                                                                 4,676
                                                              --------
   IT SERVICES - 2.3%
  194,000    Lionbridge Technologies, Inc. + .............       1,304
                                                              --------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.8%
    8,720    FEI Company +................................         183
   29,200    Pixelworks, Inc.  + **.......................         331
   26,400    Power Integrations, Inc. + ..................         522
                                                              --------
                                                                 1,036
                                                              --------
    SOFTWARE - 10.5%
   23,400    ANSYS, Inc.  + ..............................         750
  522,000    BSQUARE Corporation+.........................         778
   28,042    NetIQ Corporation  + ........................         342
  120,200    Nuance Communications Inc. + ................         498
  194,200    ONYX Software Corporation  + ................         621
   57,100    PDF Solutions, Inc.  + ......................         920
   27,500    Quest Software, Inc. + ......................         439
  245,700    ScanSoft, Inc. + ............................       1,029
  101,200    SkillSoft PLC, ADR  + .......................         572
                                                               -------
                                                                 5,949
                                                               -------
             Total Information Technology................       18,231
                                                               -------
   MATERIALS - 2.6%
   31,900    Headwaters Inc.  + ..........................         909
  244,600    Liquidmetal Technologies Inc. + ** ..........         537
                                                               -------
             Total Materials.............................        1,446
                                                               -------
   TELECOMMUNICATION SERVICES - 0.8%
   19,870    Gilat Satellite Networks Ltd.  + ............         121
  104,600    Primus Telecommunications Group, Inc. + .....         333
                                                               -------
             Total Telecommunication Services.............         454
                                                               -------
             Total Common Stocks
              (Cost $47,598)..............................      56,175
                                                               -------

PRINCIPAL
 AMOUNT                                                        VALUE
 (000s)                                                        (000s)
---------                                                    --------
REPURCHASE AGREEMENT - 0.8%
 (Cost $448)
$       448  Agreement with Morgan Stanley, 0.500%
              dated 12/31/2004, to be repurchased at
              $448,000 on 01/03/2005
              (Collateralized by U.S. Treasury Note,
              3.000% due 07/15/2012,
              market value $463,000).....................    $    448
                                                             --------
SHORT-TERM INVESTMENT - 14.0%
 (Cost $7,925)
       7,925 Mellon GSL DBT II
              Collateral Fund  ++ .................             7,925
                                                             --------
TOTAL INVESTMENTS (Cost $55,971*)..................  113.9%    64,548
OTHER ASSETS (LIABILITIES) (Net)...................  (13.9)    (7,873)
                                                     -----   --------
ET ASSETS.........................................   100.0%  $ 56,675
                                                     =====   ========

---------
 * Aggregate cost for federal tax purposes is $64,598.

** Some or all of these securities are on loan at December 31, 2004, and have an aggregate market value of $7,139,000, representing 12.6% of the total net assets of the Fund (Collateral Value $7,925,000).

 + Non-income producing security.

++ Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

 ADR      --   American Depositary Receipt

                       See Notes to Financial Statements.

      Portfolio of Investments

      VT INTERNATIONAL GROWTH FUND

      December 31, 2004

                                                               VALUE
  SHARES                                                       (000s)
  ------                                                       ------
COMMON STOCKS - 97.0%
    JAPAN - 21.9%+++
    2,800    Advantest Corporation .......................    $   240
   38,000    AEON Company Ltd.............................        634
    1,230    Aiful Corporation............................        135
    2,000    Bridgestone Corporation......................         40
    5,700    Canon Inc.**.................................        308
    1,000    Chubu Electric Power Company Inc.............         24
    1,300    Daito Trust Construction Company, Ltd........         62
   15,000    Daiwa House Industry Company Ltd.............        171
       31    East Japan Railway Company...................        172
    6,100    FANUC Ltd....................................        399
   38,000    Furukawa Electric Company Ltd. +**...........        211
    2,900    Hirose Electric Company Ltd..................        339
    2,100    Hoya Corporation.............................        237
   25,000    Japan Airlines System Corporation  +**.......         72
   16,900    Kansai Electric Power Company Inc............        343
   28,000    Konica Minolta Holdings Inc..................        372
       43    Millea Holdings, Inc.........................        638
   33,200    Mitsubishi Corporation.......................        429
   67,000    Mitsubishi Estate Company Ltd................        785
   44,000    Mitsubishi Heavy Industries Ltd..............        125
       59    Mitsubishi Tokyo Financial Group, Inc........        599
   23,000    Mitsui & Company, Ltd........................        206
   23,000    Mitsui Fudosan Company Ltd...................        279
   62,000    Mitsui Sumitomo Insurance Company Ltd........        539
    3,300    Murata Manufacturing Company Ltd.............        185
   33,000    NEC Corporation..............................        205
    2,500    Nidec Corporation............................        305
   35,000    Nikko Cordial Corporation....................        185
   12,000    Nikon Corporation............................        148
    2,600    Nintendo Company Ltd.........................        327
    2,000    Nippon Electric Glass Company, Ltd...........         51
       62    Nippon Telegraph & Telephone Corporation.....        278
   75,000    Nissan Motor Company Ltd.**..................        815
    3,600    Nitto Denko Corporation......................        197
    7,000    OMRON Corporation............................        167
    5,500    ORIX Corporation.............................        747
    8,000    Ricoh Company, Ltd...........................        154
    2,400    Rohm Company Ltd.............................        248
   22,600    Sankyo Company Ltd...........................        511
   37,000    Sekisui House Ltd.** ........................        431
    1,600    Shimamura Company Ltd........................        117
   24,000    Shionogi & Company Ltd.......................        332
    3,400    SMC Corporation..............................        389
    4,600    SOFTBANK Corporation.........................        224
   22,000    Sompo Japan Insurance Inc....................        224
    4,442    Sony Corporation.............................        172
   64,000    Sumitomo Chemical Company Ltd................        314
   31,000    Sumitomo Corporation.........................        267
      107    Sumitomo Mitsui Financial Group, Inc.**......        778
   31,000    Suzuki Motor Corporation.....................        566
    7,700    Takeda Pharmaceutical Company Ltd............        388
    2,300    TDK Corporation ............................         170
   10,300    Tokyo Electron Ltd..........................         634
   56,000    TOKYO GAS Company Ltd.**....................         230
   15,600    Toyota Motor Corporation....................         635
      205    UFJ Holdings, Inc. +........................       1,242
    4,000    Unicharm Corporation........................         192
       37    Yahoo! Japan Corporation  +.................         178
    4,700    Yamada Denki Company, Ltd...................         201
    3,800    Yamanouchi Pharmaceutical Company Ltd.......         148
   29,200    Yamato Transport Company Ltd................         433
                                                             --------
                                                               20,147
                                                             --------
 UNITED KINGDOM - 16.5%
    7,400    Anglo American PLC ..........................        175
   31,000    ARM Holdings PLC ............................         66
    8,700    Associated British Foods PLC.................        130
   38,600    AstraZeneca PLC..............................      1,400
   10,300    AstraZeneca PLC (F)..........................        374
   14,410    BAE SYSTEMS PLC .............................         64
   16,800    Barclays PLC.................................        189
   80,200    BG Group PLC.................................        545
   18,937    BHP Billiton PLC.............................        222
    9,400    Brambles Industries PLC......................         47
   52,920    Centrica PLC.................................        240
   40,700    Diageo PLC...................................        581
    4,400    GlaxoSmithKline PLC..........................        103
   54,800    HBOS PLC.....................................        892
   43,600    HSBC Holdings PLC............................        736
   15,600    Johnston Press PLC...........................        162
   20,200    Lloyds TSB Group PLC.........................        184
   52,500    National Grid Group PLC......................        500
   56,300    Pearson PLC..................................        679
    5,500    Reckitt Benckiser PLC........................        166
   57,500    Reed Elsevier PLC............................        531
   32,100    Rentokill Initial PLC........................         91
   10,500    Rio Tinto PLC................................        309
   39,100    Royal Bank of Scotland Group PLC++ ..........      1,315
   34,300    Shell Transport & Trading Company PLC........        292
   16,980    Smiths Group PLC.............................        268
   27,500    Standard Chartered PLC.......................        511
   63,000    TI Automotive Ltd., Class A+ ................          0***#
   52,700    Unilever PLC................................         518
1,249,498    Vodafone Group PLC..........................       3,389
   10,600    Wolseley PLC................................         198
   20,000    Xstrata PLC.................................         358
                                                             --------
                                                               15,235
                                                             --------
FRANCE - 10.5%
    8,800    Accor SA....................................         385
   18,100    BNP Paribas SA..............................       1,311
   23,500    Bouygues SA++**.............................       1,086
    3,000    Compagnie Generale des Etablissements
                Michelin, Class B........................         192
    3,500    Dassault Systemes SA........................         177

                       See Notes to Financial Statements.

           VT INTERNATIONAL GROWTH FUND

           December 31, 2004

                                                                        VALUE
  SHARES                                                                (000s)
  ------                                                                ------
COMMON STOCKS - (CONTINUED)

 FRANCE - (CONTINUED)
  4,100   Essilor International SA .............................   $       321
  6,600   Groupe Danone ........................................           610
  3,941   L'Air Liquide SA .....................................           729
  3,900   L'Oreal SA ...........................................           296
  4,400   Renault SA ...........................................           368
 34,200   Sanofi-Aventis .......................................         2,733
  1,333   Sanofi-Aventis (F) ...................................           107
  6,100   Schneider Electric SA ................................           425
  2,500   Societe Generale Group ...............................           253
 14,000   STMicroelectronics NV ................................           273
  1,300   STMicroelectronics NV (F) ............................            25
 13,000   Vivendi Universal SA+ ................................           415
                                                                   -----------
                                                                         9,706
                                                                   -----------

 NETHERLANDS - 10.1%
 47,402   ABN AMRO Holding NV ..................................         1,256
 71,793   AEGON NV .............................................           979
  6,250   Heineken Holding NV, Class A .........................           189
 27,700   Heineken NV ..........................................           924
 25,231   ING Groep NV .........................................           764
125,800   Koninklijke (Royal) KPN NV ...........................         1,195
  5,300   Koninklijke (Royal) Numico NV+ .......................           191
  6,000   Koninklijke (Royal) Philips Electronics NV ...........           159
  8,500   Reed Elsevier NV .....................................           116
 41,500   Royal Dutch Petroleum Company ........................         2,389
  2,900   Royal Dutch Petroleum Company (F) ....................           166
 10,200   TPG NV ...............................................           277
  5,700   Unilever NV ..........................................           382
 10,197   VNU NV ...............................................           301
                                                                   -----------
                                                                         9,288
                                                                   -----------
 SWITZERLAND - 9.8%
  3,000   Adecco SA ............................................           151
 33,094   Compagnie Financiere Richemont AG,
           A Units .............................................         1,102
 14,326   Credit Suisse Group+ .................................           602
 16,012   Holcim Ltd. ..........................................           965
  4,825   Nestle SA ............................................         1,262
 33,065   Novartis AG ..........................................         1,666
  1,492   Roche Holding AG-Genusschein .........................           172
    311   Serono SA ............................................           205
 13,096   Swiss Reinsurance Company ............................           934
  2,425   Swisscom AG ..........................................           955
  2,515   Syngenta AG ..........................................           267
  1,700   Synthes, Inc.+ .......................................           191
  6,953   UBS AG ...............................................           583
                                                                   -----------
                                                                         9,055
                                                                   -----------

 GERMANY - 5.6%

  4,400   Allianz AG ...........................................           584
 18,100   Bayerische Hypo-und Vereinsbank AG+ ..................           411
  4,100   Bayerische Motoren Werke (BMW) AG ....................           185
 19,100   DaimlerChrysler AG ...................................           915
  3,400   Deutsche Bank AG .....................................           302
  5,546   Deutsche Boerse AG ...................................           334
  4,800   E.ON AG ..............................................           437
 17,900   Infineon Technologies AG+ ............................           194
  2,500   Metro AG .............................................           138
  2,657   Muenchener Rueckversicherungs-
          Gesellschaft AG++ ....................................           327
  1,600   SAP AG ...............................................           286
  1,200   SAP AG, Sponsored ADR ................................            53
  7,500   Siemens AG ...........................................           636
  6,500   ThyssenKrupp AG ......................................           143
  4,000   Volkswagen AG ........................................           181
                                                                   -----------
                                                                         5,126
                                                                   -----------

 SPAIN - 4.2%
 71,100   Banco Bilbao Vizcaya Argentaria SA ...................         1,261
 34,300   Banco Santander Central Hispano SA ...................           426
  8,400   Iberdrola SA** .......................................           213
 21,500   Industria de Diseno Textil SA (Inditex)** ............           634
  5,400   Repsol YPF SA ........................................           141
 63,790   Telefonica SA ........................................         1,202
                                                                   -----------
                                                                         3,877
                                                                   -----------
 CANADA   - 4.0%
 20,200   Abitibi-Consolidated Inc. ............................           139
 16,200   Alcan Inc.** .........................................           795
  8,700   Cameco Corporation ...................................           304
    800   Great-West Lifeco Inc.** .............................            18
 10,600   Inco Ltd. (F)+ .......................................           390
  4,500   Manulife Financial Corporation** .....................           208
  4,200   National Bank of Canada** ............................           174
  4,500   Potash Corporation of Saskatchewan Inc. ..............           375
  6,500   Suncor Energy Inc. ...................................           230
 10,100   TELUS Corporation** ..................................           293
 20,900   Thomson Corporation** ................................           737
                                                                   -----------
                                                                         3,663
                                                                   -----------

 AUSTRALIA - 2.9% +++
 27,700   Amcor Ltd. ...........................................           160
 18,545   Australia & New Zealand Banking
           Group Ltd. ...........................................          299
 27,800   Brambles Industries Ltd.** ...........................           151
 37,212   Foster's Group Ltd. ..................................           169
 44,100   Insurance Australia Group Ltd. .......................           222
  7,714   National Australia Bank Ltd. .........................           174
 28,800   Promina Group Ltd. ...................................           122
 24,587   QBE Insurance Group Ltd. .............................           296
 32,928   Rinker Group Ltd. ....................................           275
  7,300   Wesfarmers Ltd. ......................................           228
 11,800   Westpac Banking Corporation ..........................           180
 43,100   WMC Resources Ltd. ...................................           244
 16,200   Woolworths Ltd. ......................................           191
                                                                   -----------
                                                                         2,711
                                                                   -----------

                       See Notes to Financial Statements.

          VT INTERNATIONAL GROWTH FUND

          December 31, 2004

                                                                         VALUE
  SHARES                                                                 (000s)
  ------                                                                 ------
   COMMON STOCKS - (CONTINUED)

     HONG KONG - 1.5% +++
    19,000   Cheung Kong Holdings Ltd. ............................   $       189
    30,200   Esprit Holdings Ltd.++ ...............................           183
   176,500   Hang Lung Properties Ltd. ............................           273
    10,600   Hang Seng Bank Ltd. ..................................           147
   144,000   Johnson Electric Holdings Ltd. .......................           140
   170,000   Li & Fung Ltd. .......................................           287
    20,500   Swire Pacific Ltd., Class A ..........................           171
                                                                      -----------
                                                                            1,390
                                                                      -----------

     SWEDEN - 1.3%
    12,900   Assa Abloy AB, B Shares ..............................           220
     6,700   ForeningsSparbanken AB ...............................           167
     5,200   Scania AB, Class B ...................................           206
   136,000   Telefonaktiebolaget LM Ericsson, B Shares+ ...........           434
     5,000   Telefonaktiebolaget LM Ericsson,
               Sponsored ADR+ ...............................                 157
                                                                      -----------
                                                                            1,184
                                                                      -----------

     SINGAPORE - 1.2% +++
   621,214   Singapore Telecommunications, Ltd.++ .................           907
    21,000   United Overseas Bank Ltd. ............................           177
                                                                      -----------
                                                                            1,084
                                                                      -----------

     SOUTH KOREA - 1.2% +++
     2,485   Samsung Electronics Company Ltd. .....................         1,081
                                                                      -----------

     ITALY - 0.9%
    23,250   Eni SpA ..............................................           582
    47,300   UniCredito Italiano SpA ..............................           272
                                                                      -----------
                                                                              854
                                                                      -----------

     NORWAY - 0.8%
    20,700   DnB Holding ASA ......................................           204
     2,300   Norsk Hydro ASA ......................................           181
     5,100   Norske Skogindustrier ASA ............................           110
    18,200   Statoil ASA ..........................................           286
                                                                      -----------
                                                                              781
                                                                      -----------

     DENMARK - 0.7%
     6,300   Novo Nordisk A/S, Class B ............................           344
     7,200   TDC A/S ..............................................           305
                                                                      -----------
                                                                              649
                                                                      -----------
     IRELAND - 0.7%
    15,185   CRH PLC ..............................................           406
     8,500   Elan Corporation PLC, ADR + ..........................           232
                                                                      -----------
                                                                              638
                                                                      -----------

     MEXICO - 0.7%
     8,100   America Movil SA de CV, Series L, ADR ................           424
     4,700   Telefonos de Mexico SA de CV, Class L,
               Sponsored ADR ......................................           180
                                                                      -----------
                                                                              604
                                                                      -----------

     TAIWAN - 0.5% +++
    58,296   Taiwan Semiconductor Manufacturing
                 Company Ltd., Sponsored ADR ......................           495
                                                                      -----------
     FINLAND - 0.4%
    24,500   Nokia Oyj ............................................           387
       800   UPM-Kymmene Oyj ......................................            18
                                                                      -----------
                                                                              405
                                                                      -----------

     BRAZIL - 0.4%
    15,000   Companhia Vale do Rio Doce,
                 Sponsored ADR ....................................           366
                                                                      -----------

     BELGIUM - 0.3%
    13,600   SES GLOBAL, FDR ......................................           176
     2,800   UCB Group SA .........................................           142
                                                                      -----------
                                                                              318
                                                                      -----------

     AUSTRIA - 0.3%
     4,000   Erste Bank der oesterreichischen
                 Sparkassen AG ....................................           214
         3,127 Telekom Austria AG .................................            59
                                                                      -----------
                                                                              273
                                                                      -----------

     INDIA - 0.3%
     3,800   Infosys Technologies Ltd.,
                 Sponsored ADR** ..................................           263
                                                                      -----------

     UNITED STATES - 0.2%
     7,932   News Corporation (F), CDI ............................           148
                                                                      -----------
     SOUTH AFRICA - 0.1%
     2,400   Sasol Ltd ............................................            52
                                                                      -----------

     RUSSIA - 0.0% ****
     6,200   YUKOS, ADR +**........................................            16
                                                                      -----------
                   Total Common Stocks
                    (Cost $69,012) ................................        89,409
                                                                      -----------
   CONVERTIBLE PREFERRED STOCKS - 0.8%

     JAPAN - 0.8% +++
 6,000,000  Sumitomo Mitsui Finance Group Inc. (F),
                  Conv. Pfd., 2.250% due 07/11/2005................           140
24,000,000  Sumitomo Mitsui Finance Group Inc. (F),
                    Conv. Pfd., 2.250% due 07/11/2005++ ...........           558
                                                                      -----------

                 Total Convertible Preferred Stocks
                    (Cost $279)....................................           698
                                                                      -----------
   PREFERRED STOCK - 0.1%
     (Cost $12)

     SOUTH KOREA - 0.1% +++
       210   Samsung Electronics Company Ltd ......................            61
                                                                      -----------

                       See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND

December 31, 2004

  PRINCIPAL
   AMOUNT                                                         VALUE
   (000s)                                                        (000s)
------------                                                     -------
CONVERTIBLE BONDS - 0.1%
 (Cost $68)
   SWITZERLAND -0.1%
 $   95 Credit Suisse Group Financial, Conv. Jr. Bond,
         6.000% due 12/23/2005  ........................         $    114
                                                                 --------
REPURCHASE AGREEMENT - 2.1%
 (Cost $1,955)
  1,955 Agreement with Morgan Stanley, 0.500%
         dated 12/31/2004, to be repurchased at
         $1,955,000 on 01/03/2005
         (Collateralized by U.S. Treasury Note,
         3.000% due 07/15/2012,
         market value $2,021,000).......................            1,955
                                                                 --------

SHORT-TERM INVESTMENT - 5.8%
 (Cost $5,375)
  5,375 Mellon GSL DBT II
         Collateral Fund ++++........................               5,375
                                                                 --------
TOTAL INVESTMENTS (Cost $76,701*)....................   105.9%     97,612
OTHER ASSETS (LIABILITIES) (Net).....................    (5.9)     (5,427)
                                                        -----    --------
NET ASSETS...........................................   100.0%   $ 92,185
                                                        =====    ========

------------

   *  Aggregate cost for federal tax purposes is $78,016.

  ** Some or all of these securities are on loan at December 31, 2004, and have an aggregate market value of $5,130,000, representing 5.6% of the total net assets of the Fund (Collateral Value $5,375,000).

 ***  Value of security is $0.

****  Amount represents less than 0.1% of the total net assets of the Fund.

   +  Non-income producing security.

  ++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

 +++ Investments in the areas of the Pacific Rim at December 31, 2004 are 30.0% of the total net assets of the Fund.

++++ Represents investment purchased with cash collateral for securities loaned.

   # Represents fair value as determined in good faith under the direction of the Board of Trustees.

                            See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND

December 31, 2004

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                     FORWARD FOREIGN CURRENCY CONTRACTS TO
                            BUY CONTRACTS TO RECEIVE
                                     (000s)

                                                        NET
                                                     UNREALIZED
                                                    APPRECIATION
EXPIRATION      LOCAL      VALUE IN   IN EXCHANGE  (DEPRECIATION)
 DATE          CURRENCY     U.S.$     FOR U.S. $    OF CONTRACTS
------------  ----------  ---------  ------------  --------------
  01/05/2005  CAD     10          8             8  $           --***
  06/30/2005  GBP    453        861           861              --***
                                                   ---------------
                                                   $           --***
                                                   ---------------

AT DECEMBER 31, 2004, SECTOR DIVERSIFICATION IS AS FOLLOWS (UNAUDITED):

                                                  % OF         VALUE
     SECTOR DIVERSIFICATION                    NET ASSETS     (000S)
     ----------------------                    ----------   ----------
COMMON STOCKS:
Banks ......................................      16.1%     $   14,859
Telecommunication Services .................      11.1          10,273
Pharmaceuticals & Biotechnology ............       9.6           8,857
Materials ..................................       8.2           7,540
Insurance ..................................       5.5           5,091
Food, Beverage & Tobacco ...................       5.4           4,956
Energy .....................................       5.3           4,880
Automobiles & Components ...................       4.2           3,897
Capital Goods ..............................       4.1           3,780
Semiconductors & Semiconductor Equipment ...       3.9           3,571
Media ......................................       3.5           3,265
Consumer Durables & Apparel ................       3.2           2,917
Diversified Financials .....................       2.5           2,336
Retailing ..................................       2.4           2,209
Utilities ..................................       2.2           1,987
Real Estate Investment Trusts ..............       1.7           1,526
Electronic Equipment & Instruments .........       1.3           1,236
Commercial Services & Supplies .............       1.3           1,169
Communications Equipment ...................       1.1             978
Other ......................................       4.4           4,082
                                               -------      ----------
TOTAL COMMON STOCKS ........................      97.0          89,409
CONVERTIBLE PREFERRED STOCKS ...............       0.8             698
PREFERRED STOCK ............................       0.1              61
CONVERTIBLE BONDS ..........................       0.1             114
REPURCHASE AGREEMENT .......................       2.1           1,955
SHORT-TERM INVESTMENT ......................       5.8           5,375
                                               -------      ----------
TOTAL INVESTMENTS ..........................     105.9          97,612
OTHER ASSETS AND LIABILITIES (Net) .........      (5.9)         (5,427)
                                               -------      ----------
NET ASSETS .................................     100.0%     $   92,185
                                               =======      ==========

                   FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                              CONTRACTS TO DELIVER
                                     (000s)

                                                                NET
                                                             UNREALIZED
                                                           APPRECIATION/
EXPIRATION        LOCAL          VALUE IN    IN EXCHANGE   (DEPRECIATION)
   DATE          CURRENCY         U.S. $      FOR U.S. $    OF CONTRACTS
----------   -----------------   --------   ------------   --------------
01/05/2005   JPY         2,672        26            25     $          (1)
01/24/2005   JPY        51,391       502           471               (31)
02/17/2005   CHF           234       206           199                (7)
03/01/2005   CHF         1,179     1,040         1,037                (3)
03/01/2005   JPY        28,568       280           280                --***
06/27/2005   EUR           227       309           307                (2)
06/30/2005   CHF           599       531           527                (4)
06/30/2005   EUR           245       334           334                --***
                                                           -------------
                                                           $         (48)
                                                           -------------
Net Unrealized Depreciation of Forward Foreign
      Currency Contracts ...............................   $         (48)
                                                           =============

------------------
*** Amount represents less than $500.

              GLOSSARY OF TERMS
ADR     -- American Depositary Receipt
CAD     -- Canadian Dollar
CDI     -- Chess Depositary Interest Receipt
CHF     -- Swiss Franc
EUR     -- EURO
(F)     -- Foreign Shares
FDR     -- Fiduciary Depositary Receipt
GBP     -- Great Britain Pound Sterling
JPY     -- Japanese Yen

                        See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

VT SHORT TERM INCOME FUND

December 31, 2004

PRINCIPAL
 AMOUNT                                                    VALUE
 (000s)                                                    (000s)
---------                                                 --------
CORPORATE BONDS AND NOTES - 70.5%
      FINANCIAL SERVICES - 11.8%
$    1,000   Berkshire Hathaway Inc. Note,
              3.375%  due 10/15/2008 ..................   $    989
             CIT Group Inc., Sr. Note:
     1,000    7.375%  due 04/02/2007 ..................      1,080
       500    7.625%  due 08/16/2005 ..................        514
       500   Goldman Sachs Group, Inc., Note,
              4.125% due 01/15/2008 ...................        507
             Household Finance Corporation, Note:
     1,500    5.750% due 01/30/2007 ...................      1,567
       250    7.875% due 03/01/2007 ...................        272
     1,500   Rollins Truck Leasing Corporation, Deb.,
              8.375% due 02/15/2007 ...................      1,637
                                                          --------
                                                             6,566
                                                          --------
REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 9.8%
     1,000   CPG Partners LP, Note,
              3.500% due 03/15/2009 ...................        963
       750   Developers Diversified Realty Corporation,
              Sr. Note, 6.625% due 01/15/2008 .........        800
       800   Duke-Weeks Realty Corporation, Note,
              7.375% due 08/01/2007 ...................        876
       600   EOP Operating LP, Note,
              7.750% due 11/15/2007 ...................        663
     1,000   Health Care Property Investors Inc.,
              Note,
              6.875% due 06/08/2005 ...................      1,016
     1,000   Nationwide Health Properties Inc., Note,
              9.750% due 03/20/2008 ...................      1,140
                                                          --------
                                                             5,458
                                                          --------
BANKS - 9.6%
       750   Capital One Bank, Sr. Note,
              8.250% due 06/15/2005 ...................        767
     1,000   Fifth Third Bank, Note,
              2.700% due 01/30/2007 ...................        985
     1,000   J.P. Morgan Chase & Company, Note,
              5.350% due 03/01/2007 ...................      1,038
     1,500   MBNA America Bank N.A., Note,
              6.500% due 06/20/2006 ...................      1,566
     1,000   U.S. Bank N.A., Note,
              2.850% due 11/15/2006 ...................        992
                                                          --------
                                                             5,348
                                                          --------
HEALTH CARE - 4.6%
     1,500   Amgen Inc., Sr. Note,
              4.000% due 11/18/2009** .................      1,497
     1,000   Cardinal Health, Inc., Note,
              6.250% due 07/15/2008 ...................      1,057
                                                          --------
                                                             2,554
                                                          --------
UTILITIES - 4.6%
     1,000   Constellation Energy Group, Inc., Note,
              6.350% due 04/01/2007 ...................      1,057
       350   Pacific Gas & Electric Company, First
              Mortgage,
              3.600% due 03/01/2009 ...................        345
       350   Sempra Energy, Note,
              4.750% due 05/15/2009 ...................        357
       750   Texas-New Mexico Power Company,
              Sr. Note,
              6.250% due 01/15/2009 ...................        793
                                                          --------
                                                             2,552
                                                          --------
CABLE TV - 4.2%
     1,250   AOL Time Warner Inc., Note,
              6.150% due 05/01/2007 ...................      1,323
     1,000   Cox Enterprises, Inc., Note,
             4.375% due 05/01/2008** ..................      1,000
                                                          --------
                                                             2,323
                                                          --------
TELECOMMUNICATIONS - 4.2%
       750   Deutsche Telekom International
             Finance BV, Company Guarantee,
              8.250% due 06/15/2005 ...................        768
       500   TELUS Corporation, Note,
              7.500% due 06/01/2007 ...................        543
     1,000   Verizon Global Funding Corporation,
              Note,
              4.000% due 01/15/2008                          1,009
                                                          --------
                                                             2,320
                                                          --------
AUTO MANUFACTURING & PARTS - 3.7%
     1,000   Ford Motor Credit Company, Note,
              6.500% due 01/25/2007 ...................      1,041
     1,000   Toyota Motor Credit Corporation, Note,
              5.650% due 01/15/2007 ...................      1,043
                                                          --------
                                                             2,084
                                                          --------
FOOD - 3.7%
     1,000   ConAgra Inc., Sr. Note,
              9.875% due 11/15/2005 ...................      1,052
     1,000   Safeway Inc., Sr. Note,
              6.150% due 03/01/2006 ...................      1,031
                                                          --------
                                                             2,083
                                                          --------
AIRLINES - 3.7%
     2,000   Southwest Airlines Company, Pass-through
              Certificates,
              5.496% due 11/01/2006 ..................       2,061
                                                          --------
GAMING - 3.6%
     1,000   Carnival Corporation, Company Guarantee,
              3.750% due 11/15/2007 ..................       1,002
     1,000   Harrah's Operating Company, Inc.,
              Company Guarantee,
              5.500% due 07/01/2010 ..................       1,036
                                                          --------
                                                             2,038
                                                          --------
CONSUMER PRODUCTS/SERVICES - 2.8%
     1,000   PHH Corporation, Note,
              6.000% due 03/01/2008 ..................       1,055
       500   Sealed Air Corporation, Conv. Sr. Note,
              3.000% due 06/30/2033** ................         518
                                                          --------
                                                             1,573
                                                          --------

                        See Notes to Financial Statements.

VT SHORT TERM INCOME FUND

December 31, 2004

PRINCIPAL
  AMOUNT                                                    VALUE
  (000s)                                                    (000s)
----------                                                 -------
CORPORATE BONDS AND NOTES - (CONTINUED)

   INFORMATION TECHNOLOGY - 1.9%
$    1,000  Computer Science Corporation, Note,
              6.750% due 06/15/2006 .................      $ 1,047
                                                           -------
   PAPER/FOREST PRODUCTS - 0.9%
       500  Weyerhaeuser Company, Note,
              6.000% due 08/01/2006 .................          520
                                                           -------
   RETAIL - 0.9%
       500  CVS Corporation, Note,
              4.000% due 09/15/2009 .................          498
                                                           -------
   AEROSPACE/DEFENSE - 0.5%
       250  Boeing Capital Corporation, Sr. Note,
              5.650% due 05/15/2006 .................          258
                                                           -------
            Total Corporate Bonds and Notes
              (Cost $38,321) ........................       39,283
                                                           -------
   ASSET-BACKED SECURITIES (ABS) - 5.6%
       642  Atlantic City Electric
             Transition Funding LLC,
              Series 2003-1, Class A1,
              2.890% due 07/20/2011 .................          632
     1,000  Capital One Multi-Asset
             Execution Trust,
              Series 2003-A6, Class A6,
              2.950% due 08/17/2009 .................          994
        67  FFCA Secured Lending Corporation, Series
              1999-2, Class WA1A,
              7.130% due 05/18/2026** ...............           67
            Green Tree Financial Corporation:
       227    Series 1995-1, Class B2,(in default),
              9.200% due 06/15/2025 .................          125
        80    Series 1995-6, Class B1,
              7.700% due 09/15/2026 .................           57
        79  Green Tree Home Improvement,Series
              1995-D, Class B2,
              7.450%   due 09/15/2025 ...............           79
       134  Mid-State Trust,Series 4, Class A,
              8.330% due 04/01/2030 .................          144
     1,000  WFS Financial Owner Trust,Series 2004-3,
              Class A4,
              3.930% due 02/17/2012 .................        1,004
                                                           -------
            Total ABS
              (Cost $3,243) .........................        3,102
                                                           -------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 3.9%
            Federal Home Loan Mortgage Corporation:
        70    Series 2541, Class LU,
              4.000% due 12/15/2027 .................           70
     1,000    Series 2552, Class KB,
              4.250% due 06/15/2027 .................        1,005
     1,071  Government National Mortgage Association,
              Series 2002-70, Class PA,
              4.500% due 08/20/2032 .................        1,076
                                                           -------
               Total CMO
              (Cost $2,151) .........................        2,151
                                                           -------
U.S.GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES-3.1%
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.0%
$      271     6.500% due 01/01/2014 ................      $   288
       220     8.000% due 05/01/2027 ................          240
        29     8.500% due 11/01/2017 ................           32
                                                           -------
               Total FNMA
              (Cost $521) ...........................          560
                                                           -------
     ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES
     (ARMS) - 0.9%
        24  Federal Home Loan Mortgage
             Corporation (FHLMC),
              3.642% due ll/01/2021+ ................           25
            Federal National Mortgage
            Association (FNMA):
        11    3.796% due 01/01/2019+ ................           11
         2    3.813% due 11/01/2022+ ................            2
        10    4.000% due 11/01/2021+ ................           10
        23    4.646% due 11/01/2035+ ................           23
       426    4.660% due 11/01/2032+ ................          432
         5    5.555% due 04/01/2019+ ................            6
                                                           -------
               Total ARMS
              (Cost $518) ...........................          509
                                                           -------
     FEDERAL HOME LOAN MORTGAGE CORPORATION
     (FHLMC) - 0.7%
       329    6.000% due 05/01/2017 .................          344
        23    9.500% due 08/01/2016 .................           26
                                                           -------

               Total FHLMC
              (Cost $357) ...........................          370
                                                           -------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
     (GNMA) - 0.5%
        31    8.000% due 06/15/2009-08/15/2012 ......           33
        29    9.000% due 12/15/2020-04/20/2025 ......           33
       198    10.000% due 12/15/2017-04/15/2025 .....          221
        15    11.000% due 12/15/2015 ................           17
                                                           -------
              Total GNMA
             (Cost $291) ............................          304
                                                           -------
              Total U.S. Government Agency Mortgage-
               Backed Securities
              (Cost $1,687) .........................        1,743
                                                           -------
U.S. GOVERNMENT AGENCY OBLIGATION - 1.8%
   (Cost $997)

     1,000  Federal Home Loan Mortgage
             Corporation, Bond,
              3.250% due 02/25/2008 .................          994
                                                           -------
U.S. TREASURY NOTE - 1.8%
   (Cost $1,000)
     1,000    2.000% due 05/15/2006 .................          989
                                                           -------
COMMERCIAL MORTGAGE-BACKED SECURITIES
   (CMBS) - 0.7%
   (Cost $387)

       389    GMAC Commercial Mortgage Securities
              Inc.,
              Series 1999-CTL1, Class A,
              7.151% due 12/15/2016** ...............          409
                                                           -------

                       See Notes to Financial Statements.

        VT SHORT TERM INCOME FUND

        December 31, 2004

                      PRINCIPAL
                       AMOUNT                                    VALUE
                       (OOOS)                                    (000S)
                       ------                                   -------
REPURCHASE AGREEMENT- 11.6%
  (Cost $6,448)
$  6,448 Agreement with Morgan Stanley, 0.500%
          dated 12/31/2004, to be repurchased at
          $6,448,000 on 01/03/2005
          (Collateralized by U.S. Treasury Note,
          3.000% due 07/15/2012,
          market value $6,666,000).......................     $     6,448
                                                              -----------
TOTAL INVESTMENTS++ (Cost $54,234*)...............  99.0%          55,119
OTHER ASSETS (LIABILITIES) (Net) .................  1 .0              551
                                                   -----      -----------
NET ASSETS ......................................  100.0%     $    55,670
                                                   =====      ===========

----------

*  Aggregate cost for federal tax purposes is $54, 188.

** Security acquired in a transaction exempt from registration under Rule
   144A of the Securities Act of 1933, as amended.

+ Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2004.

++ All securities segregated as collateral for futures contracts.

                                                               UNREALIZED
NUMBER OF                                    VALUE            DEPRECIATION
CONTRACTS                                    (000S)              (000S)
---------                                    ------           ------------
FUTURES CONTRACTS-SHORT POSITION
   35    U.S. 5 Year Treasury Note,
              March 2005 ............        $ 3,834          $       (32)
                                                              ===========

                       See Notes to Financial Statements.

  Portfolio of Investments

  VT U.S. GOVERNMENT SECURITIES FUND

  December 31, 2004

PRINCIPAL
 AMOUNT                                                                          VALUE
 (000s)                                                                          (000s)
---------                                                                       --------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 65.9%

  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 31.9%
$  3,522    4.000% due 08/01/2018.............................................. $  3,451
  10,981    4.500% due 04/01/2018-08/01/2033...................................   10,901
  22,182    5.000% due 04/01/2018-05/01/2034...................................   22,124
  28,414    5.500% due 12/01/2008-11/01/2034...................................   28,983
  13,450    6.000% due 01/01/2013-05/01/2034...................................   13,960
   5,387    6.500% due 11/01/2016-01/01/2032...................................    5,678
   2,510    7.000% due 04/01/2008-04/01/2032...................................    2,667
     155    7.500% due 02/01/2031..............................................      166
     123    8.000% due 07/01/2007-12/01/2030...................................      130
     111    8.500% due 07/01/2029..............................................      121
      60    8.750% due 01/01/2013..............................................       63
                                                                                --------
            Total FHLMC
             (Cost $87,719)....................................................   88,244
                                                                                --------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 24.2%
   2,958    4.500% due 12/01/2018..............................................    2,958
  17,311    5.000% due 04/01/2018-06/01/2034...................................   17,533
  22,508    5.500% due 01/01/2017-09/01/2034...................................   22,940
   5,401    6.000% due 12/01/2016-02/01/2034...................................    5,632
  13,713    6.500% due 09/01/2024-07/01/2034...................................   14,426
   1,626    7.000% due 08/01/2028-11/01/2031...................................    1,726
     285    7.500% due 11/01/2029..............................................      307
     595    8.000% due 05/01/2022-09/01/2027...................................      645
     416    8.500% due 02/01/2023-10/01/2027...................................      457
     187    9.000% due 09/01/2030..............................................      205
                                                                                --------
            Total FNMA
             (Cost $66,516)....................................................   66,829
                                                                                --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 9.8%
   9,838    5.500% due 07/20/2033-03/20/2034...................................   10,048
  12,561    6.000% due 02/20/2029-08/15/2034...................................   13,035
   2,392    6.500% due 03/20/2031-04/20/2034...................................    2,517
     589    7.000% due 01/15/2028-06/20/2031...................................      626
     695    7.500% due 01/15/2023-11/15/2023...................................      752
      45    7.750% due 12/15/2029..............................................       49
     214    8.000% due 07/15/2026-06/20/2030...................................      233
                                                                                --------
            Total GNMA
             (Cost $26,994)....................................................   27,260
                                                                                --------
            Total U.S. Government Agency Mortgage-Backed Securities
             (Cost $181,229)...................................................  182,333
                                                                                --------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 18.6%
   1,835   Banc of America Mortgage Securities, Inc.,
            Pass-through Certificates, Series 2004-4,
            Class 2A1,
            5.500% due 05/25/2034..............................................    1,857
   2,266   Countrywide Alternative Loan Trust, Series
            2003-13T1, Class A1,
            4.000% due 08/25/2033..............................................    2,235
           Countrywide Home Loans:
$  3,629    Series 2003-50, Class A1,
            5.000% due 11/25/2018..............................................    3,663
   4,000    Series 2004-4, Class A5,
            5.250% due 05/25/2034..............................................    4,027
           Credit Suisse First Boston Mortgage
            Securities Corporation, Pass-through
            Certificates:
   3,124    Series 2003-08, Class 1A1,
            5.750% due 04/25/2033..............................................    3,189
   4,000    Series 2003-11, Class 1A3,
            4.500% due 06/25/2033..............................................    4,023
           Federal Home Loan Mortgage Corporation:
   4,500    Series 2449, Class ND,
            6.500% due 05/15/2030..............................................    4,639
   1,382    Series 2551, Class QK,
            5.500% due 01/15/2033..............................................    1,409
   2,256    Series 2575, Class LM,
            4.500% due 05/15/2032..............................................    2,275
           Federal National Mortgage Association:
   3,000    Grantor Trust, Series 2000-T5, Class B,
            7.300% due 05/25/2010..............................................    3,449
   3,170    Series 2002-16, Class TM,
            7.000% due 04/25/2032..............................................    3,307
           Federal National Mortgage Association,
            REMIC, Pass-through Certificates:
      51    Series 1989-90, Class E,
            8.700% due 12/25/2019..............................................       54
   1,095    Series 1992-55, Class DZ,
            8.000% due 04/25/2022..............................................    1,146
   4,000   GSR Mortgage Loan Trust, Pass-through
            Certificates, Series 2003-4F, Class 2A3,
            5.000% due 05/25/2033..............................................    4,051
   3,000   Residential Funding Mortgage Security,
            Series 2003-S20, Class 1A4,
            5.500% due 12/25/2033..............................................    3,001
           Vendee Mortgage Trust:
   3,853    Series 2000-2, Class G,
            7.500% due 10/15/2009..............................................    3,932
   5,000    Series 2000-3, Class 2H,
            7.500% due 11/15/2014..............................................    5,223
                                                                                --------
           Total CMO
            (Cost $51,300).....................................................   51,480
                                                                                --------
U.S. TREASURY OBLIGATIONS - 7.9%
 U.S. TREASURY NOTES - 7.2%
   1,000    3.500% due 12/15/2009..............................................      995
   3,000    4.000% due 02/15/2014..............................................    2,959
   2,000    4.250% due 11/15/2013..............................................    2,013
   3,000    4.375% due 05/15/2007..............................................    3,084
   5,000    4.750% due 05/15/2014..............................................    5,212
   3,000    5.000% due 08/15/2011..............................................    3,195
   2,000    5.750% due 08/15/2010..............................................    2,203
     350    6.250% due 02/15/2007..............................................      373
                                                                                --------
                                                                                  20,034
                                                                                --------

                       See Notes to Financial Statements.

  VT U.S. GOVERNMENT SECURITIES FUND

  December 31, 2004

PRINCIPAL
 AMOUNT                                                                          VALUE
 (000s)                                                                          (000s)
---------                                                                       --------
U.S. TREASURY OBLIGATIONS - (CONTINUED)

U.S. TREASURY BONDS - 0.7%
  $ 1,300   6.250% due 08/15/2023.............................................. $  1,523
      300   12.750% due 11/15/2010.............................................      325
                                                                                --------
                                                                                   1,848
                                                                                --------
            Total U.S. Treasury Obligations
             (Cost $21,314)....................................................   21,882
                                                                                --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.5%
           Federal Home Loan Bank, Bond:
    2,000   4.500% due 09/16/2013..............................................    2,017
    2,000   5.125% due 03/06/2006..............................................    2,047
    2,500   6.500% due 08/14/2009..............................................    2,787
    3,000   7.375% due 02/12/2010..............................................    3,465
    2,000  Housing Urban Development, Government
            Guarantee, Series 99-A,
            6.160% due 08/01/2011..............................................    2,132
                                                                                --------
           Total U.S. Government Agency Obligations
            (Cost $11,751).....................................................   12,448
                                                                                --------
REPURCHASE AGREEMENT - 2.6%
  (Cost $7,040)
    7,040  Agreement with Morgan Stanley, 0.500%
            dated 12/31/2004, to be repurchased at
            $7,040,000 on 01/03/2005
            (Collateralized by U.S. Treasury Note,
            3.000% due 07/15/2012,
            market value $7,278,000)...................................           7,040
                                                                                --------
TOTAL INVESTMENTS (Cost $272,634*).....................................   99.5%  275,183
OTHER ASSETS (LIABILITIES) (Net).......................................    0.5     1,390
                                                                         -----  --------
NET ASSETS.............................................................  100.0% $276,573
                                                                         =====  ========

--------------------------------

*     Aggregate cost for federal tax purposes is $272,933.

                               GLOSSARY OF TERMS

REMIC -- Real Estate Mortgage Investment Conduit

                       See Notes to Financial Statements.

  Portfolio of Investments

  VT INCOME FUND

  December 31, 2004

PRINCIPAL
 AMOUNT                                                                          VALUE
 (000s)                                                                          (000s)
---------                                                                       --------
CORPORATE BONDS AND NOTES - 68.8%
  FINANCIAL SERVICES/BANKS - 11.3%
  $ 1,000  Abbey National PLC, Sub. Note,
            6.690% due 10/17/2005.............................................. $  1,025
      500  American General Corporation, Note,
            7.500% due 07/15/2025..............................................      616
    1,000  American General Finance, Inc.,
            MTN, Series I,
            4.625% due 05/15/2009..............................................    1,019
      400  Banc One Corporation, Sub. Note,
            10.000% due 08/15/2010..............................................     505
    1,000  Bank of America Corporation, Sub. Note,
            7.800% due 02/15/2010..............................................    1,164
      500  CIT Group Inc., Sr. Note,
            7.750% due 04/02/2012..............................................      593
    3,000  Citigroup, Inc., Note,
            6.500% due 01/18/2011..............................................    3,354
    1,000  Farmers Insurance Exchange, Note,
            6.000% due 08/01/2014**............................................    1,016
    2,500  Goldman Sachs Group, Inc., Bond,
            6.875% due 01/15/2011..............................................    2,824
    1,000  Hartford Life Insurance Company, Deb.,
            7.650% due 06/15/2027..............................................    1,210
    1,500  Jefferies Group, Inc., Sr. Note,
            7.750% due 03/15/2012..............................................    1,704
    1,000  Legg Mason, Inc., Sr. Note,
            6.750% due 07/02/2008..............................................    1,090
    2,000  Merrill Lynch & Company Inc., Note,
            6.000% due 02/17/2009..............................................    2,148
    1,500  Morgan Stanley Dean Witter & Company,
            Note,
            6.750% due 04/15/2011..............................................    1,685
    1,100  NCNB Corporation, Sub. Note,
            9.375% due 09/15/2009..............................................    1,340
    2,250  Wells Fargo & Company, Sub. Note,
            4.625% due 04/15/2014..............................................    2,225
                                                                                --------
                                                                                  23,518
                                                                                --------
OIL & GAS - 7.9%
    1,200  ANR Pipeline Company, Deb.,
            9.625% due 11/01/2021..............................................    1,517
    1,750  Consolidated Natural Gas Company, Sr. Note,
            6.850% due 04/15/2011..............................................    1,977
    2,500  El Paso Natural Gas Company, Deb.,
            7.500% due 11/15/2026..............................................    2,622
    1,000  Enterprise Products Partners LP, Company
            Guarantee,
            6.375% due 02/01/2013..............................................    1,074
    1,404  Express Pipeline LP, Sub. Note,
            7.390% due 12/31/2017**............................................    1,446
           Petro-Canada:
      500   Deb.,
            9.250% due 10/15/2021..............................................      687
    1,000   Note,
            4.000% due 07/15/2013..............................................      938
    2,500  Petrobras International Finance Company,
            Sr. Note,
            9.750% due 07/06/2011..............................................    3,013
    1,000  Southern Natural Gas Company, Sr. Note,
            8.000% due 03/01/2032..............................................    1,096
      500  Tesoro Petroleum Corporation, Note,
            8.000% due 04/15/2008..............................................      546
    1,500  XTO Energy Inc., Sr. Note,
            6.250% due 04/15/2013..............................................    1,644
                                                                                --------
                                                                                  16,560
                                                                                --------
TRANSPORTATION/AUTO - 7.7%
    2,000  Burlington Northern Santa Fe Corporation, Deb.,
            8.125% due 04/15/2020..............................................    2,609
      346  Continental Airlines Inc., Pass-through
            Certificates, Series 1997-4C,
            6.800% due 07/02/2007..............................................      315
      420  CSX Transportation, Inc., Deb.,
            9.750% due 06/15/2020..............................................      587
      400  Ford Holdings Inc., Company Guarantee,
            9.300% due 03/01/2030..............................................      470
      250  Ford Motor Company, Deb.,
            8.900% due 01/15/2032..............................................      285
    2,000  Ford Motor Credit Company, Note,
            7.375% due 10/28/2009..............................................    2,160
    1,000  General Motors Corporation, Deb.,
            9.400% due 07/15/2021..............................................    1,132
           Norfolk Southern Corporation:
    1,000   Bond,
            7.800% due 05/15/2027..............................................    1,256
      580   Deb.,
            9.750% due 06/15/2020..............................................      822
    2,500   Sr. Note,
            6.200% due 04/15/2009..............................................    2,711
    2,000  Southwest Airlines Company, Pass-through
            Certificates, Series A-4,
            9.150% due 07/01/2016..............................................    2,394
      750  Trailer Bridge, Inc., Sr. Sec. Note,
            9.250% due 11/15/2011**............................................      775
    1,136  United Air Lines Inc., Pass-through
            Certificates, (in default),
            9.560% due 10/19/2018..............................................      473
                                                                                --------
                                                                                  15,989
                                                                                --------
CONSUMER PRODUCTS/SERVICES - 6.6%
    1,750  Carnival Corporation, Deb.,
            7.200% due 10/01/2023..............................................    2,040
    1,000  Cendant Corporation, Note,
            6.875% due 08/15/2006..............................................    1,052
    2,500  ConAgra, Inc., Sr. Note,
            7.125% due 10/01/2026..............................................    2,981
           Mattel, Inc., Note:
      500   6.125% due 07/15/2005..............................................      508
    1,000   7.300% due 06/13/2011..............................................    1,122
    1,500  Reed Elsevier Capital Inc., Company
            Guarantee,
            6.750% due 08/01/2011..............................................    1,690
    1,000  Royal Caribbean Cruises Ltd., Sr. Note,
            8.000% due 05/15/2010..............................................    1,135
    1,500  Sealed Air Corporation,
            Conv. Sr. Note,
            3.000% due 06/30/2033**............................................    1,553

                       See Notes to Financial Statements.

  VT INCOME FUND

  December 31, 2004

PRINCIPAL
 AMOUNT                                                                          VALUE
 (000s)                                                                          (000s)
---------                                                                       --------
CORPORATE BONDS AND NOTES - (CONTINUED)
  CONSUMER PRODUCTS/SERVICES - (CONTINUED)
$   1,500  Waste Management Inc., Sr. Note,
            7.375% due 08/01/2010.............................................. $  1,721
                                                                                --------
                                                                                  13,802
                                                                                --------
TELECOMMUNICATIONS - 5.9%
    4,000  Deutsche Telekom Finance, Bond,
            8.500% due 06/15/2010..............................................    4,771
    1,700  Northern Telecom Capital Inc., Company
            Guarantee,
            7.400% due 06/15/2006..............................................    1,768
    2,000  Qwest Corporation, Note,
            8.875% due 03/15/2012**............................................    2,320
    1,000  TELUS Corporation, Note,
            8.000% due 06/01/2011..............................................    1,187
    2,000  Vodafone Group PLC, Note,
            7.750% due 02/15/2010..............................................    2,323
                                                                                --------
                                                                                  12,369
                                                                                --------
UTILITIES - 5.8%
    1,500  Arizona Public Service Company, Note,
            6.500% due 03/01/2012..............................................    1,670
    1,850  Illinois Power Company, First Mortgage,
            7.500% due 06/15/2009..............................................    2,088
    1,000  Metropolitan Edison Company, Sr. Note,
            4.950% due 03/15/2013..............................................    1,002
    2,250  Pacific Gas & Electric Company,
            First Mortgage,
            4.200% due 03/01/2011..............................................    2,228
    1,500  PacifiCorp, First Mortgage,
            4.950% due 08/15/2014..............................................    1,518
      500  Public Service Company of New Mexico,
            Sr. Note,
            4.400% due 09/15/2008..............................................      505
    1,500  Southwestern Electric Power Company, Note,
            5.375% due 04/15/2015..............................................    1,533
    1,500  Texas-New Mexico Power Company, Sr. Note,
            6.250% due 01/15/2009..............................................    1,585
                                                                                --------
                                                                                  12,129
                                                                                --------
REAL ESTATE INVESTMENT TRUSTS - 5.2%
    1,000  Arden Realty LP, Note,
            5.200% due 09/01/2011..............................................    1,010
    1,000  Developers Diversified Realty Corporation,
            Note,
            4.625% due 08/01/2010..............................................      994
    2,000  Health Care Property Investors, Inc., Note,
            6.000% due 03/01/2015..............................................    2,126
    2,500  Healthcare Realty Trust, Inc., Sr. Note,
            8.125% due 05/01/2011..............................................    2,916
           Nationwide Health Properties Inc., Note:
    1,000   7.060% due 12/05/2006..............................................    1,047
    2,500   9.750% due 03/20/2008..............................................    2,849
                                                                                --------
                                                                                  10,942
                                                                                --------
HEALTH CARE - 4.8%
    1,500  Aetna Inc., Sr. Note,
            7.375% due 03/01/2006..............................................    1,562
    2,000  Cardinal Health, Inc., Note,
            6.750% due 02/15/2011..............................................    2,203
           DVI, Inc., Sr. Note, (in default):
      400   9.875% due 02/01/2004++............................................       68
      900   9.875% due 02/01/2004++............................................      153
    2,000  HCA Inc., Sr. Note,
            8.750% due 09/01/2010..............................................    2,289
      250  HIH Capital Ltd., Conv. Note,
            7.500% due 09/25/2006..............................................      246
      750  IVAX Corporation, Conv. Sr. Sub. Note,
            4.500% due 05/15/2008..............................................      754
    3,000  Tenet Healthcare Corporation, Sr. Note,
            6.375% due 12/01/2011..............................................    2,797
                                                                                --------
                                                                                  10,072
                                                                                --------
MEDIA - 3.4%
    1,500  Comcast Cable Communications Inc., Sr. Note,
            7.125% due 06/15/2013..............................................    1,741
    2,500  Cox Communications Inc., Note,
            7.875% due 08/15/2009..............................................    2,840
    1,200  News America Holdings Inc., Sr. Deb.,
            8.000% due 10/17/2016..............................................    1,466
      500  Tele-Communications, Inc., Sr. Deb.,
            7.875% due 08/01/2013..............................................      601
      300  Time Warner Inc., Deb.,
            9.150% due 02/01/2023..............................................      403
                                                                                --------
                                                                                   7,051
                                                                                --------
INFORMATION TECHNOLOGY - 2.5%
    1,000  BEA Systems Inc., Conv. Sub. Note,
            4.000% due 12/15/2006..............................................    1,007
    2,500  Conexant Systems Inc., Conv. Sub. Note,
            4.000% due 02/01/2007..............................................    2,275
    1,000  Extreme Networks, Inc., Conv. Sub. Note,
            3.500% due 12/01/2006..............................................      982
    1,000  TriQuint Semiconductor, Inc., Conv. Sub. Note,
            4.000% due 03/01/2007..............................................      973
                                                                                --------
                                                                                   5,237
                                                                                --------
GAMING - 2.4%
      500  Harrah's Operating Company Inc., Company
            Guarantee,
            8.000% due 02/01/2011..............................................      581
    2,000  Park Place Entertainment Corporation, Sr. Note,
            7.500% due 09/01/2009..............................................    2,235
    2,000  Riviera Holdings Corporation, Company
            Guarantee,
            11.000% due 06/15/2010.............................................    2,245
                                                                                --------
                                                                                   5,061
                                                                                --------
RETAIL - 1.9%
    1,000  Fred Meyer Inc., Company Guarantee,
            7.450% due 03/01/2008..............................................    1,103
    2,500  Safeway Inc., Note,
            7.500% due 09/15/2009..............................................    2,829
                                                                                --------
                                                                                   3,932
                                                                                --------

                       See Notes to Financial Statements.

VT INCOME FUND

December 31, 2004

 PRINCIPAL
  AMOUNT                                                             VALUE
  (000s)                                                             (000s)
-----------                                                       ------------
CORPORATE BONDS AND NOTES - (CONTINUED)

 INDUSTRIAL PRODUCTS - 1.6%
$       104      Covanta Energy Corporation,
                   Sr. Sec. Note,
                   8.250% due 03/15/2011 ..................       $         98

      2,000      Noranda Inc., Note,
                   6.000% due 10/15/2015 ..................              2,098

                 Weyerhaeuser Company:
        500        Deb.,
                   7.375% due 03/15/2032 ..................                595

        500      Note,
                   6.750% due 03/15/2012 ..................                564
                                                                  ------------
                                                                         3,355
                                                                  ------------
 FOREIGN GOVERNMENT (U.S. DOLLAR DENOMINATED) - 1.1%
      1,114      Federative Republic of Brazil, C-Bond,
                   8.000% due 04/15/2014 ..................              1,147

      1,000      United Mexican States, Bond,
                   9.875% due 02/01/2010 ..................              1,232
                                                                  ------------
                                                                         2,379
                                                                  ------------
 AEROSPACE/DEFENSE - 0.7%

      1,000      Boeing Company, Deb.,
                   8.750% due 08/15/2021 ..................              1,340
                                                                  ------------
                 Total Corporate Bonds and Notes
                   (Cost $131,253) ........................            143,736
                                                                  ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES - 20.4%

 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 10.3%
      8,037      4.000% due 09/01/2018-10/01/2018 .........              7,863
      2,042      5.000% due 01/01/2018 ....................              2,078
      6,032      5.500% due 03/01/2033-06/01/2033 .........              6,135
      1,097      6.000% due 04/01/2032 ....................              1,137
      1,778      6.500% due 05/01/2031-05/01/2032 .........              1,866
         68      7.000% due 01/01/2030 ....................                 72
      2,000      7.630% due 02/01/2010 ....................              2,243
                                                                  ------------
                 Total FNMA
                   (Cost $21,173) .........................             21,394
                                                                  ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 9.4%
      3,451      4.500% due 08/01/2033 ....................              3,340
     10,775      5.000% due 04/01/2018-05/01/2033 .........             10,865
      2,602      5.500% due 11/01/2017-05/01/2031 .........              2,683
      1,624      6.000% due 03/01/2031-05/01/2032 .........              1,680
        565      6.500% due 06/01/2029-08/01/2029 .........                594
        394      7.000% due 01/01/2032 ....................                418
         28      9.000% due 01/01/2025 ....................                 31
                                                                  ------------
                 Total FHLMC
                   (Cost $19,536) .........................             19,611
                                                                  ------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.7%
$       790      6.000% due 05/20/2032 ....................       $        819
        588      7.000% due 06/20/2031 ....................                623
         51      9.000% due 02/15/2025 ....................                 58
                                                                  ------------
                 Total GNMA
                   (Cost $1,432) ..........................              1,500
                                                                  ------------
                 Total U.S. Government Agency Mortgage-
                   Backed Securities
                   (Cost $42,141) .........................             42,505
                                                                  ------------
U.S. TREASURY NOTES - 6.3%
      6,000      3.375% due 11/15/2008 ....................              5,986
      7,250      3.375% due 12/15/2008 ....................              7,229
                                                                  ------------
                 Total U.S. Treasury Notes
                   (Cost $13,207) .........................             13,215
                                                                  ------------
 SHARES
RIGHTS - 0.0% +++

 (Cost $19)
      5,250      Danielson Holding Corporation-Rights+ ....                 35#
                                                                  ------------

 PRINCIPAL
  AMOUNT
  (000S)
-----------
REPURCHASE AGREEMENT - 3.2%
 (Cost $6,763)
$     6,763      Agreement with Morgan Stanley, 0.500%
                   dated 12/31/2004, to be repurchased at
                   $6,763,000 on 01/03/2005
                   (Collateralized by U.S.
                   Treasury Note, 3.000% due
                   07/15/2012, market value
                   $6,992,000) ............................              6,763
                                                                  ------------
TOTAL INVESTMENTS (Cost $193,383*) .................. 98.7%            206,254
OTHER ASSETS (LIABILITIES) (Net) ....................  1.3               2,674
                                                      ----        ------------
NET ASSETS ..........................................  100%       $    208,928
                                                      ====        ============

---------------------------
*     Aggregate cost for federal tax purposes is $193,896.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+     Non-income producing security.

++ Defaulted security is past maturity but continues to be valued in recognition of future potential worth.

+++   Amount represents less than 0.1% of the total net assets of the Fund.

# Represents fair value as determined in good faith under the direction of the Board of Trustees.

                      GLOSSARY OF TERMS

MTN     --      Medium Term Note

                       See Notes to Financial Statements.

Portfolio of Investments

VT MONEY MARKET FUND

December 31, 2004

  PRINCIPAL
    AMOUNT                                                      VALUE
    (000S)                                                      (000s)
  ---------                                                     ------
COMMERCIAL PAPER (DOMESTIC) - 3.0%
  (Cost $598)
$   600      Cooperative Association of Tractor Dealers
                Inc. Series A,
                2.125% due 03/11/2005+++ ........................ $    598
                                                                  --------

COMMERCIAL PAPER (YANKEE) - 5.6%
    400      ABN AMRO Bank NV North America,
                1.970% due 01/24/2005+++.........................      400
    725      UBS Finance (D.E.) LLC,
                2.630% due 06/15/2005+++ ........................      716
                                                                  --------
             Total Commercial Paper (Yankee)
                (Cost $1,116)....................................    1,116
                                                                  --------
CERTIFICATES OF DEPOSIT (YANKEE) - 13.9%
    700      Bank of Nova Scotia,
                2.348% due 06/24/2005++ .........................      700
    1,000    Canadian Imperial Bank of Commerce,
                2.373% due 01/31/2005++..........................    1,000
    1,100    Royal Bank of Canada,
                2.343% due 01/24/2005++ ........................     1,100
                                                                  --------
             Total Certificates of Deposit (Yankee)
               (Cost $2,800)....................................     2,800
                                                                  --------
MEDIUM TERM NOTES - 7.0%
    700      JPMorgan Chase & Co., Series C,
               2.610% due 02/24/2005++..........................       700
    700      Norwest Corporation, Series F,
               6.500% due 06/01/2005  ..........................       712
                                                                  --------
             Total Medium Term Notes
               (Cost $1,412) ...................................     1,412
                                                                  --------
CORPORATE BONDS AND NOTES - 28.3%
    800      ACF Parking Ltd, Note,
               (LOC: Fifth Third Bank),
               2.420% due 05/01/2022+ ..........................       800
    655      Allstate Corporation, Sr. Note,
               7.875% due 05/01/2005............................       667
    619      Bank of America Corporation, Note,
               7.875% due 05/16/2005 ...........................       632
    769      Everett Clinic, P.S., Bond,
               (LOC: Bank of America),
               2.089% due 05/01/2022+ ..........................       769
    500      Gutwein Properties & Company, Note,
               (LOC: Fifth Third Bank),
               2.420% due 12/01/2024+ ..........................       500
    955      Lauren Company LLC, Bond,
               (LOC: Wells Fargo Bank),
               2.520% due 07/01/2033+** ........................       955
    850      SouthTrust Bank NA, Note,
               2.230% due 05/02/2005++ .........................       850
    500      U.S. Bank NA, Note,
               2.220% due 07/18/2005 ...........................       500
                                                                  --------
             Total Corporate Bonds and Notes
               (Cost $5,673)....................................     5,673
                                                                  --------

TAXABLE MUNICIPAL BONDS - 29.0%
     750     California Statewide Communities
               Development Authority, MFHR, (Hallmark
               House Apartments), Series ZZ-T,
               (FNMA Collateral),
               2.530% due 12/15/2036+...........................       750
    975      Connecticut State Housing Finance Authority,
               Housing Revenue, (Housing Mortgage
               Finance Program), Series F-1,
               (AMBAC Insured),
               2.420% due 11/15/2016+ ..........................       975
    855      Illinois Health Facilities Authority, Health
               Care Revenue, (Loyola University Health
               System), Series C, (MBIA Insured),
               2.400% due 07/01/2024+...........................       855
    920      New York State Housing Finance Agency,
               Housing Revenue, (West 20th Street
               Project), Series B, (FNMA Collateral),
               2.450% due 05/15/2033+ ..........................       920
    900      Oakland-Alameda County, California,
               Coliseum Authority, Lease Revenue,
               (Coliseum Project), Series D,
               (LOC: Wachovia Bank),
               2.450% due 02/01/2011+ ..........................       900
    500      Shelby County, Tennessee, Health,
               Educational & Housing Facilities Board,
               MFHR, Series A-T, (LOC: Bank of
               America),
             2.400% due 07/01/2022+ ............................       500
    570      Washington State Housing Finance
               Commission, MFHR, (Bremerton Project),
               Series B, (FNMA Collateral),
               2.480% due 05/15/2033+ ..........................       570
    340      Washington State Housing Finance
               Commission, Nonprofit Revenue, (Pioneer
               Human Services Projects), Series B,
               (LOC: U.S. Bank),
               2.600% due 08/01/2019+...........................       340
                                                                  --------
             Total Taxable Municipal Bonds
               (Cost $5,810)....................................     5,810
                                                                  --------
U.S. GOVERNMENT AGENCY OBLIGATION - 3.0%
  (Cost $599)

FEDERAL HOME LOAN BANK (FHLB) - 3.0%
    600      1.520% due 05/17/2005 .............................       599
                                                                  --------
FUNDING AGREEMENT - 2.5%
  (Cost $500)
    500      New York Life Insurance,
             2.220% due 08/03/2005++*** ........................       500#
                                                                  --------

                       See Notes to Financial Statements.

            VT MONEY MARKET FUND

            December 31, 2004

  PRINCIPAL
   AMOUNT                                                                         VALUE
   (000s)                                                                         (000s)
-----------                                                                     -----------
REPURCHASE AGREEMENT - 7.1%
   (Cost $1,432)
$   1,432     Agreement with Morgan Stanley, 0.500%
              dated 12/31/2004, to be repurchased at
              $1,432,000 on 01/03/2005
              (Collateralized by U.S. Treasury Note,
              3.000% due 07/15/2012,
              market value $1,480,000) ......................................   $     1,432
                                                                                -----------
TOTAL INVESTMENTS (Cost $19,940*) .................................      99.4%       19,940
OTHER ASSETS (LIABILITIES) (Net) ..................................       0.6           124
                                                                        -----   -----------
NET ASSETS ........................................................     100.0%  $    20,064
                                                                        =====   ===========

----------

*     Aggregate cost for federal tax purposes.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

*** Security is restricted and illiquid. It was acquired on August 4, 2004, and has a value of $0.02 per Fund share at December 31, 2004.

+ Variable rate securities payable upon demand with not more that five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at December 31, 2004.

++ Floating rate security whose interest rate is reset periodically based on an index.

+++   Rate represents discount rate on purchase date.


# Represents fair value as determined in good faith under the direction of the Board of Trustees.

                     GLOSSARY OF TERMS

      AMBAC    --    American Municipal Bond Assurance Corporation

      FNMA     --    Federal National Mortgage Association

      LOG      --    Letter of Credit

      MBIA     --    Municipal Bond Investors Assurance

      MFHR     --    Multi-family Housing Revenue

                       See Notes to Financial Statements.

       Statements of Assets and Liabilities

       WM VARIABLE TRUST
       December 31, 2004
       (In thousands)

                                                               VT EQUITY     VT GROWTH &  VT WEST COAST  VT MID CAP
                                                   VT REIT       INCOME        INCOME        EQUITY        STOCK       VT GROWTH
                                                    FUND          FUND          FUND          FUND          FUND          FUND
                                                   -------     ---------     -----------  -------------  ----------    ---------
ASSETS:
Investments, at value:
  Securities ................................      $50,438      $204,752      $265,111      $125,045      $106,458      $239,680
  Repurchase Agreements .....................        1,351         8,549        11,471         2,511         8,360         5,342
  Investments held as collateral for
    securities loaned .......................        2,083        11,101         9,770         7,471         6,134        10,866
                                                   -------      --------      --------      --------      --------      --------
  Total Investments (a) .....................       53,872       224,402       286,352       135,027       120,952       255,888
Cash ........................................            1            --*            1            --*           --*          180
Unrealized appreciation of forward
  foreign currency contracts ................           --            --            --            --            --            --
Dividends and/or interest receivable ........          217           439           295           193           125           196
Receivable for Fund shares sold .............           28            68            33            46             3             3
Receivable for investment securities sold ...           --            --            --           192         1,095         2,806
Prepaid expenses ............................           --*            1             1            --*           --*            1
                                                   -------      --------      --------      --------      --------      --------
  Total Assets ..............................       54,118       224,910       286,682       135,458       122,175       259,074
                                                   -------      --------      --------      --------      --------      --------

LIABILITIES:
Payable upon return of securities loaned ....        2,083        11,101         9,770         7,471         6,134        10,866
Unrealized depreciation of forward foreign
  currency contracts ........................           --            --            --            --            --            24
Payable for Fund shares redeemed ............           --*           30            13            21             3            69
Payable for investment securities purchased..           --            --         2,458           209         1,502           869
Investment advisory fee payable .............           34           111           173            67            72           183
Distribution fees payable ...................           --*            5             1             2             1           --*
Variation margin ............................           --            --            --            --            --            --
Accrued legal and audit fees ................           28            31            32            30            25            32
Accrued printing and postage expenses .......            2            18            32            14             9            29
Accrued expenses and other payables .........            1             3             3             3             2            10
                                                   -------      --------      --------      --------      --------      --------
  Total Liabilities .........................        2,148        11,299        12,482         7,817         7,748        12,082
                                                   -------      --------      --------      --------      --------      --------
NET ASSETS ..................................      $51,970      $213,611      $274,200      $127,641      $114,427      $246,992
                                                   =======      ========      ========      ========      ========      ========
(a) Investments, at cost ....................      $36,542      $173,992      $225,636      $102,578      $ 93,158      $224,610
                                                   =======      ========      ========      ========      ========      ========

----------

 * Amount represents less than $500.

                       See Notes to Financial Statements.

                                                                     VT U.S.
VT SMALL CAP   VT SMALL CAP    VT INTERNATIONAL    VT SHORT TERM    GOVERNMENT                  VT MONEY
   VALUE         GROWTH            GROWTH             INCOME        SECURITIES    VT INCOME      MARKET
    FUND          FUND              FUND               FUND            FUND          FUND         FUND
------------   ------------    ----------------    -------------    ----------    ---------     ---------
   $ 39,018      $ 56,175          $ 90,282          $ 48,671       $ 268,143     $ 199,491     $ 18,508
      4,031           448             1,955             6,448           7,040         6,763        1,432

      7,157         7,925             5,375                --              --            --           --
   --------      --------          --------          --------       ---------      --------      -------
     50,206        64,548            97,612            55,119         275,183       206,254       19,940
         --*            1                 1                --*              1            14           --*

         --*           --                 1                --              --            --           --
         72            13               152               616           1,581         2,752           50
         --             3                33                 9              37            54          112
         --           309                26                --*             --            26           --
         --            --*               --*               --*             --*            1           --*
   --------      --------          --------          --------       ---------      --------      -------
     50,278        64,874            97,825            55,744         276,802       209,101       20,102
   --------      --------          --------          --------       ---------      --------      -------

      7,157         7,925             5,375                --              --            --           --

         --            --                49                --              --            --           --
         --             3                 8                 9              50            20            1
        380           188                17                --              --            --           --
         30            41               119                23             117            88            7
         --             1                --*                1               3             5            1
         --            --                --                 5              --            --           --
         31            31                32                30              30            30           24
          8             8                13                 4              20            25            4
          4             2                27                 2               9             5            1
   --------      --------          --------          --------       ---------      --------      -------
      7,610         8,199             5,640                74             229           173           38
   --------      --------          --------          --------       ---------      --------      -------
   $ 42,668      $ 56,675          $ 92,185          $ 55,670       $ 276,573      $208,928      $20,064
   ========      ========          ========          ========       =========      ========      =======
   $ 43,958      $ 55,971          $ 76,701          $ 54,234       $ 272,634      $193,383      $19,940
   ========      ========          ========          ========       =========      ========      =======

                       See Notes to Financial Statements.

      WM VARIABLE TRUST
      December 31, 2004
      (In thousands)

                                                                 VT EQUITY    VT GROWTH &  VT WEST COAST  VT MID CAP
                                                      VT REIT     INCOME        INCOME         EQUITY       STOCK      VT GROWTH
                                                        FUND       FUND          FUND           FUND         FUND        FUND
                                                      -------    ---------    -----------  -------------  ----------   ---------
NET ASSETS CONSIST OF:
Undistributed net investment income ..............    $ 1,264    $   3,778     $   3,426     $     927     $    525    $   1,292
Accumulated net realized gain/(loss)
  on investment transactions .....................      1,887       (1,305)      (32,927)       (3,103)       7,073     (105,692)
Net unrealized appreciation of investments .......     17,330       50,410        60,716        32,449       27,794       31,254
Paid-in capital ..................................     31,489      160,728       242,985        97,368       79,035      320,138
                                                      -------    ---------     ---------     ---------     --------    ---------
  Total Net Assets ...............................    $51,970    $ 213,611     $ 274,200     $ 127,641     $114,427    $ 246,992
                                                      =======    =========     =========     =========     ========    =========
NET ASSETS:
Class 1 Shares ...................................    $51,632    $ 189,517     $ 270,775     $ 119,371     $108,347    $ 245,637
                                                      =======    =========     =========     =========     ========    =========
Class 2 Shares ...................................    $   338    $  24,094     $   3,425     $   8,270     $  6,080    $   1,355
                                                      =======    =========     =========     =========     ========    =========
SHARES OUTSTANDING:
Class 1 Shares ...................................      3,044       11,654        14,885         5,837        6,589       18,857
                                                      =======    =========     =========     =========     ========    =========
Class 2 Shares ...................................         20        1,489           189           406          372          105
                                                      =======    =========     =========     =========     ========    =========
CLASS 1 SHARES:**
Net asset value, offering and redemption price per
  share of beneficial interest outstanding .......    $ 16.96    $   16.26     $   18.19     $   20.45     $  16.44    $   13.03
                                                      =======    =========     =========     =========     ========    =========
CLASS 2 SHARES:**
Net asset value, offering and redemption price per
  share of beneficial interest outstanding .......    $ 16.90    $   16.18     $   18.10     $   20.35     $  16.36    $   12.94
                                                      =======    =========     =========     =========     ========    =========

----------

* Amount represents less than $500.

** Net asset value is not shown in thousands.

                       See Notes to Financial Statements.

                                                                      VT U.S.
                                        VT                          GOVERNMENT         VT          VT MONEY
 VT SMALL CAP      VT SMALL CAP    INTERNATIONAL   VT SHORT TERM    SECURITIES       INCOME         MARKET
 VALUE FUND        GROWTH FUND      GROWTH FUND     INCOME FUND        FUND           FUND           FUND
-------------      ------------    -------------   -------------    -----------      --------      ---------
  $     203         $      --       $       474     $     2,091      $   12,193      $ 11,974       $     --

      1,508           (23,677)          (12,957)           (565)         (3,603)       (1,630)            --*
      6,248             8,577            20,868             853           2,549        12,871             --
     34,709            71,775            83,800          53,291         265,434       185,713         20,064
  ---------         ---------       -----------     -----------      ----------      --------       --------
  $  42,668         $  56,675       $    92,185     $    55,670      $  276,573      $208,928       $ 20,064
  =========         =========       ===========     ===========      ==========      ========       ========

  $  42,668         $  53,049       $    91,875     $    48,574      $  263,816      $185,570       $ 14,660
  =========         =========       ===========     ===========      ==========      ========       ========
                    $   3,626       $       310     $     7,096      $   12,757      $ 23,358       $  5,404
                    =========       ===========     ===========      ==========      ========       ========

      3,477             5,384             7,197          18,850          24,643        16,749         14,675
  =========         =========       ===========     ===========      ==========      ========       ========
                          371                24           2,769           1,196         2,121          5,406
                    =========       ===========     ===========      ==========      ========       ========

  $   12.27         $    9.85       $     12.77     $      2.58      $    10.71      $  11.08       $   1.00
  =========         =========       ===========     ===========      ==========      ========       ========

                    $    9.77       $     12.71     $      2.56      $    10.66      $  11.01       $   1.00
                    =========       ===========     ===========      ==========      ========       ========

                       See Notes to Financial Statements.

          Statement of Operations

          WM VARIABLE TRUST

          For the Year Ended December 31, 2004

          (In thousands)

                                                            VT EQUITY                       VT WEST
                                               VT REIT       INCOME       VT GROWTH &        COAST      VT MID CAP     VT GROWTH
                                                FUND          FUND        INCOME FUND     EQUITY FUND   STOCK FUND       FUND
                                               --------     ----------    -----------     -----------   ----------     ---------
INVESTMENT INCOME:
Dividends....................................  $  1,866     $    4,344    $     5,402     $     1,719   $    1,243     $   3,252
Interest.....................................        19            731            101              64          100           132
Foreign withholding taxes....................        --             (8)           (34)             --           (4)          (30)
Securities lending income....................         3            113             16              12           12            30
                                               --------     ----------    -----------     -----------   ----------     ---------
   Total investment income...................     1,888          5,180          5,485           1,795        1,351         3,384
                                               --------     ----------    -----------     -----------   ----------     ---------
EXPENSES:
Investment advisory fee......................       351          1,148          1,956             720          753         1,957
Class 2 Shares distribution fees.............        --*            43              8              17           12             3
Custodian fees...............................         3              8              9              11            7            52
Legal and audit fees.........................        22             35             38              34           28            37
Trustees' fees...............................         1              5              7               3            3             6
Other........................................         7             27             37              22           19            43
                                               --------     ----------    -----------     -----------   ----------     ---------
   Total expenses............................       384          1,266          2,055             807          822         2,098
Fees reduced by custodian credits............        --*            --*            --*             --*          --*           (2)
                                               --------     ----------    -----------     -----------   ----------     ---------
   Net expenses..............................       384          1,266          2,055             807          822         2,096
                                               --------     ----------    -----------     -----------   ----------     ---------
NET INVESTMENT INCOME/(LOSS).................     1,504          3,914          3,430             988          529         1,288
                                               --------     ----------    -----------     -----------   ----------     ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss) on:
  Security transactions......................     1,619          5,976          3,952           3,511        7,731        10,848
  Forward foreign currency contracts
    and foreign currency transactions........        --             --             --              --           --           (41)
  Futures contracts..........................        --             --             --              --           --            --
                                               --------     ----------    -----------     -----------   ----------     ---------
  Net realized gain/(loss) on investment
    transactions.............................     1,619          5,976          3,952           3,511        7,731        10,807
                                               --------     ----------    -----------     -----------   ----------     ---------
Capital gain distributions received..........         3             --             --              --           --            --
                                               --------     ----------    -----------     -----------   ----------     ---------
Net change in unrealized
  appreciation/depreciation of:
  Securities.................................     9,865         23,367         15,399           9,975        5,864         5,821
  Forward foreign currency contracts.........        --             --             --              --           --            21
  Foreign currency, futures contracts and
   other assets and liabilities.............         --             --             --              --           --            --*
                                               --------     ----------    -----------     -----------   ----------     ---------
Net change in unrealized
  appreciation/depreciation of investment
  transactions...............................     9,865         23,367         15,399           9,975        5,864         5,842
                                               --------     ----------    -----------     -----------   ----------     ---------
Net realized and unrealized gain/(loss)
 on investments..............................    11,487         29,343         19,351          13,486       13,595        16,649
                                               --------     ----------    -----------     -----------   ----------     ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.............................  $ 12,991     $   33,257    $    22,781     $    14,474   $   14,124     $  17,937
                                               ========     ==========    ===========     ===========   ==========     =========

--------------
*  Amount represents less than $500.

** The VT Small Cap Value Fund commenced operations on May 3, 2004.

                       See Notes to Financial Statements.

                                                                   VT U.S.
                    VT SMALL           VT                         GOVERNMENT                       VT MONEY
VT SMALL CAP       CAP GROWTH     INTERNATIONAL   VT SHORT TERM   SECURITIES       VT INCOME        MARKET
VALUE FUND**         FUND          GROWTH FUND     INCOME FUND       FUND             FUND           FUND
------------       ----------     -------------   -------------   ----------       ----------      --------
$        437       $      171     $       1,836   $          --   $       --       $       --      $     --
          31                4                43           2,406       12,282           12,777           299
         (26)              (2)             (196)             --           --               --            --
          22               53                53              --           --               --            --
------------       ----------     -------------   -------------   ----------       ----------      --------
         464              226             1,736           2,406       12,282           12,777           299
------------       ----------     -------------   -------------   ----------       ----------      --------

         207              477               735             277        1,292            1,051            92
          --                8                 1              19           36               57             9
           7               14               103               7           18               10             2
          32               32                36              33           37               37            25
           1                2                 2               1            6                6             1
          15                9                59              18           52               45             8
------------       ----------     -------------   -------------   ----------       ----------      --------
         262              542               936             355        1,441            1,206           137
          --*              --*               --*             --*          (1)              --*           --*
------------       ----------     -------------   -------------   ----------       ----------      --------
         262              542               936             355        1,440            1,206           137
------------       ----------     -------------   -------------   ----------       ----------      --------
         202             (316)              800           2,051       10,842           11,571           162
------------       ----------     -------------   -------------   ----------       ----------      --------

       1,507            9,800             1,065              23          211              518             1
           2               --              (137)             --           --               --            --
          --               --                --            (119)          --               --            --
------------       ----------     -------------   -------------   ----------       ----------      --------

       1,509            9,800               928             (96)         211              518             1
------------       ----------     -------------   -------------   ----------       ----------      --------
          --               --                --              --           --               --            --
------------       ----------     -------------   -------------   ----------       ----------      --------

       6,248           (5,156)            9,208            (848)      (1,147)          (1,287)           --
          --               --                (8)             --           --               --            --

          --*              --                 2              30           --               --            --
------------       ----------     -------------   -------------   ----------       ----------      --------

       6,248           (5,156)            9,202            (818)      (1,147)          (1,287)           --
------------       ----------     -------------   -------------   ----------       ----------      --------

       7,757            4,644            10,130            (914)        (936)            (769)            1
------------       ----------     -------------   -------------   ----------       ----------      --------

$      7,959       $    4,328     $      10,930   $       1,137   $    9,906       $   10,802      $    163
============       ==========     =============   =============   ==========       ==========      ========

                       See Notes to Financial Statements.

          Statement of Changes in Net Assets

          WM VARIABLE TRUST

          For the Year Ended December 31, 2004

          (In thousands)

                                                             VT EQUITY
                                                 VT REIT       INCOME       VT GROWTH &   VT WEST COAST   VT MID CAP     VT GROWTH
                                                  FUND          FUND        INCOME FUND    EQUITY FUND    STOCK FUND       FUND
                                                 -------     ---------      -----------   -------------   ----------     ---------
Net investment income/(loss) .................   $ 1,504      $  3,914      $     3,430      $      988   $      529     $   1,288
Net realized gain/(loss) on
 investment transactions .....................     1,619         5,976            3,952           3,511        7,731        10,807
Capital gain distributions received ..........         3            --               --              --           --            --
Net change in unrealized appreciation/
 depreciation of investments .................     9,865        23,367           15,399           9,975        5,864         5,842
                                                 -------      --------      -----------   -------------   ----------     ---------
Net increase in net assets resulting
 from operations .............................    12,991        33,257           22,781          14,474       14,124        17,937
Distributions to shareholders from:
  Net investment income:
   Class 1 Shares ............................      (624)       (2,972)          (2,661)           (277)        (318)           --
   Class 2 Shares ............................        (1)         (274)             (29)            (10)          (9)           --
  Net realized gains on investments:
   Class 1 Shares ............................      (322)           --               --              --       (1,560)           --
   Class 2 Shares ............................        (1)           --               --              --          (76)           --
Net increase/(decrease) in net assets from
 Fund share transactions:
   Class 1 Shares ............................     1,027        12,872            5,101             886       12,385        37,965
   Class 2 Shares ............................       306         8,506              476           2,206        1,748           (21)
                                                 -------      --------      -----------   -------------   ----------     ---------
Net increase/(decrease) in net assets ........    13,376        51,389           25,668          17,279       26,294        55,881

NET ASSETS:
Beginning of year ............................    38,594       162,222          248,532         110,362       88,133       191,111
                                                 -------      --------      -----------   -------------   ----------     ---------
End of year ..................................   $51,970      $213,611      $   274,200      $  127,641   $  114,427     $ 246,992
                                                 =======      ========      ===========   =============   ==========     =========
Undistributed net investment income
 at end of year ..............................   $ 1,264      $  3,778      $     3,426      $      927   $      525     $   1,292
                                                 =======      ========      ===========   =============   ==========     =========

-------------
* The VT Small Cap Value Fund commenced operations on May 3, 2004.

                       See Notes to Financial Statements.

                                                                      VT U.S.
                                       VT                           GOVERNMENT                       VT MONEY
VT SMALL CAP      VT SMALL CAP    INTERNATIONAL   VT SHORT TERM     SECURITIES       VT INCOME        MARKET
VALUE FUND*       GROWTH FUND      GROWTH FUND     INCOME FUND         FUND            FUND            FUND
------------      ------------    -------------   -------------     ----------       ---------       --------
 $     202         $     (316)     $       800      $    2,051      $   10,842       $  11,571       $    162

     1,509              9,800              928             (96)            211             518              1
        --                 --               --              --              --              --             --

     6,248             (5,156)           9,202            (818)         (1,147)         (1,287)            --
 ---------         ----------      -----------      ----------      ----------       ---------       --------

     7,959              4,328           10,930           1,137           9,906          10,802            163

        --                 --             (969)         (1,841)         (9,806)        (11,009)          (138)
        --                 --               (2)           (296)           (519)         (1,314)           (24)

        --                 --               --              --              --              --             --
        --                 --               --              --              --              --             --

    34,709            (21,914)           7,807           2,787          59,999          (7,019)        (5,538)
        --                745               99           1,098          (3,523)          2,327          2,335
 ---------         ----------      -----------      ----------      ----------       ---------       --------
    42,668            (16,841)          17,865           2,885          56,057          (6,213)        (3,202)

        --             73,516           74,320          52,785         220,516         215,141         23,266
 ---------         ----------      -----------      ----------      ----------       ---------       --------
 $  42,668         $   56,675      $    92,185      $   55,670      $  276,573       $ 208,928       $ 20,064
 =========         ==========      ===========      ==========      ==========       =========       ========

 $     203         $       --      $       474      $    2,091      $   12,193       $  11,974       $     --
 =========         ==========      ===========      ==========      ==========       =========       ========

                       See Notes to Financial Statements.

           WM VARIABLE TRUST

           For the Year Ended December 31, 2003

           (In thousands)

                                                            VT EQUITY                                        VT MID CAP
                                                VT REIT      INCOME         VT GROWTH &    VT WEST COAST        STOCK     VT GROWTH
                                                FUND**        FUND          INCOME FUND     EQUITY FUND         FUND        FUND
                                               --------    ----------       -----------    -------------    -----------   ---------
Net investment income/(loss) ................. $    905    $    3,414       $     2,690    $         341    $      326    $     (67)
Net realized gain/(loss) on
 investment transactions .....................       68        (7,316)          (12,089)          (1,579)        2,422       (2,956)
Net change in unrealized appreciation/
 depreciation of investments .................    7,465        39,347            59,580           32,401        15,142       44,951
                                               --------    ----------       -----------    -------------    ----------    ---------
Net increase in net assets
 resulting from operations ...................    8,438        35,445            50,181           31,163        17,890       41,928
Distributions to shareholders from:
 Net investment income:
  Class 1 Shares .............................       --        (3,038)           (2,491)            (224)         (210)          --
  Class 2 Shares .............................       --          (197)              (20)              (5)           (4)          --
 Net realized gains on investments:
  Class 1 Shares .............................       --          (545)               --               --            --           --
  Class 2 Shares .............................       --           (37)               --               --            --           --
Net increase/(decrease) in net assets from
   Fund share transactions:
  Class 1 Shares .............................   30,156         7,840           (10,738)           7,200         4,304       12,725
  Class 2 Shares .............................       --*        3,990               962            1,688         1,071          414
                                               --------    ----------       -----------    -------------    ----------    ---------
Net increase/(decrease) in net assets ........   38,594        43,458            37,894           39,822        23,051       55,067

NET ASSETS:
Beginning of year ............................       --       118,764           210,638           70,540        65,082      136,044
                                               --------    ----------       -----------    -------------    ----------    ---------
End of year .................................. $ 38,594    $  162,222       $   248,532    $     110,362    $   88,133    $ 191,111
                                               ========    ==========       ===========    =============    ==========    =========
Undistributed net investment income
 at end of year .............................. $    769    $    3,301       $     2,686    $         295    $      323    $      45
                                               ========    ==========       ===========    =============    ==========    =========

----------
* Amount represents less than $500.

** The VT REIT Fund commenced operations on May 1, 2003.

*** Formerly the VT Small Cap Stock Fund.

                       See Notes to Financial Statements.

                                                      VT U.S.
VT SMALL CAP             VT                          GOVERNMENT                      VT MONEY
  GROWTH           INTERNATIONAL    VT SHORT TERM    SECURITIES      VT INCOME        MARKET
  FUND***           GROWTH FUND      INCOME FUND       FUND             FUND           FUND
------------       -------------    -------------    ----------      ---------       --------
$    (191)           $     534        $   1,994       $   8,526      $  11,471       $    190

  (17,773)              (1,832)             (29)            (21)           422             --
   52,475               19,869              433          (4,385)         6,477             --
---------            ---------        ---------       ---------      ---------       --------

   34,511               18,571            2,398           4,120         18,370            190

       --                 (748)          (2,610)         (8,731)       (10,778)          (175)

       --                   (1)            (129)           (855)          (925)           (15)

       --                   --               --              --             --             --
       --                   --               --              --             --             --

   (2,281)               5,729            5,370          35,286          7,807        (13,568)
      742                   51            4,976           4,662         12,637         (1,610)
---------            ---------        ---------       ---------      ---------       --------
   32,972               23,602           10,005          34,482         27,111        (15,178)

   40,544               50,718           42,780         186,034        188,030         38,444
---------            ---------        ---------       ---------      ---------       --------
$  73,516            $  74,320        $  52,785       $ 220,516      $ 215,141       $ 23,266
=========            =========        =========       =========      =========       ========

$      --            $     748        $   2,135       $  10,306      $  12,311       $     --
=========            =========        =========       =========      =========       ========

                       See Notes to Financial Statements.

      Statement of Changes in Net Assets -- Capital Stock Activity

      WM VARIABLE TRUST

      (In thousands)

                                          VT REIT FUND+         VT EQUITY INCOME FUND      VT GROWTH & INCOME FUND
                                     ------------------------   ----------------------     ------------------------
                                     YEAR ENDED    YEAR ENDED   YEAR ENDED  YEAR ENDED     YEAR ENDED    YEAR ENDED
                                      12/31/04      12/31/03     12/31/04    12/31/03       12/31/04      12/31/03
                                     ----------     ---------   ----------  ----------     ----------    ----------
AMOUNT
 CLASS 1:
  Sold ..............................  $  3,161     $30,249      $ 17,076    $ 19,128      $17,117        $ 24,465
  Issued as reinvestment of
  dividends .........................       946          --         2,972       3,583        2,661           2,491
  Redeemed                               (3,080)        (93)       (7,176)    (14,871)     (14,677)        (37,694)
                                       --------     -------      --------    --------      -------        --------
  Net increase/(decrease) ...........  $  1,027     $30,156      $ 12,872    $  7,840      $ 5,101        $(10,738)
                                       ========     =======      ========    ========      =======        ========
 CLASS 2:
  Sold ..............................  $    361     $     5      $  9,694    $  4,300      $   964        $  1,060
  Issued as reinvestment of
  dividends .........................         2          --           274         234           29              20
  Redeemed
                                            (57)         (5)       (1,462)       (544)        (517)           (118)
                                       --------     -------      --------    --------      -------        --------
  Net increase ......................  $    306     $    --*     $  8,506    $  3,990      $   476        $    962
                                       ========     =======      ========    ========      =======        ========
SHARES
 CLASS 1:
  Sold  .............................       230       2,967         1,175       1,576          999           1,618
  Issued as reinvestment of dividends        71          --           206         295          153             164
  Redeemed ..........................      (216)         (8)         (490)     (1,305)        (853)         (2,755)
                                       --------     -------      --------    --------      -------        --------
Net increase/(decrease)                      85       2,959           891         566          299            (973)
                                       ========     =======      ========    ========      =======        ========

 CLASS 2:
  Sold ..............................        24          --**         660         352           56              71
  Issued as reinvestment of dividends        --**        --            19          19            1               1
  Redeemed ..........................        (4)         --**        (101)        (47)        (30)             (8)
                                       --------     -------      --------    --------      -------        --------
  Net increase ......................        20          --**         578         324           27              64
                                       ========     =======      ========    ========      =======        ========

                               VT SMALL CAP GROWTH FUND+++  VT INTERNATIONAL GROWTH FUND   VT SHORT TERM INCOME FUND
                               ---------------------------  ----------------------------   -------------------------
                                YEAR ENDED    YEAR  ENDED   YEAR ENDED        YEAR ENDED    YEAR ENDED    YEAR ENDED
                                 12/31/04      12/31/03     12/31/04           12/31/03      12/31/04      12/31/03
                                ----------    -----------   ----------        ----------    ----------    -----------
AMOUNT
 CLASS 1:
  Sold ....................      $  4,692      $ 13,819      $ 8,357           $ 8,003       $ 4,963       $ 10,800
  Issued as reinvestment of
  dividends ...............            --            --          969               748         1,841          2,610
  Redeemed ................       (26,606)      (16,100)      (1,519)           (3,022)       (4,017)        (8,040)
                                 --------      --------      -------           -------       -------       --------
  Net increase/(decrease)        $(21,914)       (2,281)     $ 7,807           $ 5,729       $ 2,787       $  5,370
                                 ========      ========      =======           =======       =======       ========
 CLASS 2:
  Sold ....................      $  1,547      $    968      $   112           $    63       $ 3,276       $  5,547
  Issued as reinvestment of
  dividends ...............            --            --            2                 1           296            129
  Redeemed                           (802)         (226)         (15)              (13)       (2,474)          (700)
                                 --------      --------      -------           -------       -------       --------
  Net increase/(decrease)        $    745      $    742      $    99           $    51       $ 1,098       $  4,976
                                 ========      ========      =======           =======       =======       ========

SHARES
 CLASS 1:
  Sold ....................           519         2,306          726               828         1,902          4,081
  Issued as reinvestment of
  dividends ...............            --            --           86                80           731          1,000
  Redeemed ................        (2,658)       (1,971)        (132)             (340)       (1,542)        (3,032)
                                 --------      --------      -------           -------       -------       --------
  Net increase/(decrease)          (2,139)          335          680               568         1,091          2,049
                                 ========      ========      =======           =======       =======       ========

 CLASS 2:
  Sold ....................           170           125            9                 7         1,257          2,120
  Issued as reinvestment of
  dividends ...............            --            --           --**              --**         118             50
  Redeemed ................           (89)          (30)          (1)               (2)         (960)          (265)
                                 --------      --------      -------           -------       -------       --------
  Net increase/(decrease)              81            95            8                 5           415          1,905
                                 ========      ========      =======           =======       =======       ========

----------------
  * Amount represents less than $500.

 ** Amount represents less than 500 shares.

  + The VT REIT Fund commenced operations on May 1, 2003.

 ++ The VT Small Cap Value Fund commenced operations on May 3, 2004.

+++ Formerly the VT Small Cap Stock Fund.

78                       See Notes to Financial Statements

  VT WEST COAST
   EQUITY FUND          VT MID CAP STOCK FUND     VT GROWTH FUND           VT SMALL CAP VALUE FUND++
--------------------    ---------------------    --------------------      -------------------------
YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED   PERIOD ENDED
 12/31/04    12/31/03    12/31/04     12/31/03    12/31/04     12/31/03     12/31/04
---------   ---------   ---------    ---------   ---------    ---------    ---------
$   9,806   $  12,538   $  12,260    $  10,754   $  48,627    $  27,111    $  36,284
      277         224       1,878          210          --           --           --
   (9,197)     (5,562)     (1,753)      (6,660)    (10,662)     (14,386)      (1,575)
---------   ---------   ---------    ---------   ---------    ---------    ---------
$     886   $   7,200   $  12,385    $   4,304   $  37,965    $ 12,725     $  34,709
=========   =========   =========    =========   =========    =========

$   3,190   $   2,076   $   1,995    $   1,196   $     543    $     507
       10           5          85            4          --           --
     (994)       (393)       (332)        (129)       (564)         (93)
---------   ---------   ---------    ---------   ---------    ---------
$   2,206   $   1,688   $   1,748    $   1,071   $     (21)   $     414
=========   =========   =========    =========   =========    =========

      529         820         812          832       3,961        2,706        3,631
       15          15         123           16          --           --           --
     (504)       (413)       (115)        (574)       (876)      (1,462)        (154)
---------   ---------   ---------    ---------   ---------    ---------    ---------
       40         422         820          274       3,085        1,244        3,477
=========   =========   =========    =========   =========    =========    =========
      172         133         132           95          45           48
        1          --**         6           --**        --           --
      (55)        (28)        (22)         (11)        (46)          (9)
---------   ---------   ---------    ---------   ---------    ---------
      118         105         116           84          (1)          39
=========   =========   =========    =========   =========    =========

  VT U.S. GOVERNMENT
    SECURITIES FUND           VT INCOME FUND          VT MONEY MARKET FUND
----------------------    ----------------------    ----------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 12/31/04     12/31/03     12/31/04     12/31/03     12/31/04     12/31/03
---------    ---------    ---------    ---------    ---------    ---------
$  70,555    $  53,760    $  10,152    $  18,940    $   7,321    $  11,839
    9,806        8,731       11,009       10,778          138          175
  (20,362)     (27,205)     (28,180)     (21,911)     (12,997)     (25,582)
---------    ---------    ---------    ---------    ---------    ---------
$  59,999    $  35,286    $  (7,019)   $   7,807    $  (5,538)   $ (13,568)
=========    =========    =========    =========    =========    =========

$   1,227    $   9,784    $   6,098    $  15,366    $   5,866    $   3,108
      519          855        1,314          925           24           15
   (5,269)      (5,977)      (5,085)      (3,654)      (3,555)      (4,733)
---------    ---------    ---------    ---------    ---------    ---------
$  (3,523)   $   4,662    $   2,327    $  12,637    $   2,335    $  (1,610)
=========    =========    =========    =========    =========    =========

    6,590        4,980          928        1,704        7,321       11,839
      953          815        1,057          971          138          175
   (1,903)      (2,518)      (2,588)      (1,988)     (12,997)     (25,582)
---------    ---------    ---------    ---------    ---------    ---------
    5,640        3,277         (603)         687       (5,538)     (13,568)
=========    =========    =========    =========    =========    =========

      114          896          555        1,397        5,866        3,108
       51           80          127           84           24           15
     (495)        (563)        (466)        (337)      (3,555)      (4,733)
---------    ---------    ---------    ---------    ---------    ---------
     (330)         413          216        1,144        2,335       (1,610)
=========    =========    =========    =========    =========    =========

                       See Notes to Financial Statements.

      Financial Highlights

      For a Fund share outstanding throughout each period.

VT REIT Fund                                                                        CLASS 1
                                                                                    -------------------
YEARS ENDED DECEMBER 31                                                               2004      2003(3)
                                                                                    -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD   ...........................................  $ 13.04     $ 10.00
                                                                                    -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .......................................................     0.49(5)     0.36(5)
     Net realized and unrealized gain on investments .............................     3.74        2.68
                                                                                    -------     -------
     Total from investment operations ............................................     4.23        3.04
                                                                                    -------     -------
  LESS DISTRIBUTIONS:
     Dividends from net investment income ........................................    (0.20)         --
     Dividends from net realized capital gains ...................................    (0.11)         --
                                                                                    -------     -------
     Total distributions .........................................................    (0.31)         --
                                                                                    -------     -------
NET ASSET VALUE, END OF PERIOD ...................................................  $ 16.96     $ 13.04
                                                                                    =======     =======
TOTAL RETURN(1) ..................................................................    33.08%      30.40%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000's) ........................................  $51,632     $38,593
     Ratio of operating expenses to average net assets ...........................     0.88%       1.00%(7)
     Ratio of net investment income to average net assets ........................     3.43%       4.21%(7)
     Portfolio turnover rate .....................................................       13%          3%
     Ratio of operating expenses to average net assets without
      fee waivers, expenses reimbursed and/or fees reduced by
      credits allowed by the custodian(2) ........................................     0.88%       1.00%(7)

VT EQUITY INCOME FUND                                              CLASS 1
                                                                   --------------------------------------------------------------
YEARS ENDED DECEMBER 31                                              2004         2003         2002           2001          2000
                                                                   --------     --------     --------      -------       --------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................    $  13.90     $  11.01     $  12.87      $  12.11      $  10.50
                                                                   --------     --------     --------      --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ....................................        0.32(5)      0.31(5)      0.36(5)       0.42(5)       0.36(5)
     Net realized and unrealized gain/(loss) on investments ...        2.30         2.95        (1.95)         0.54          1.42
                                                                   --------     --------     --------      --------      --------
     Total from investment operations .........................        2.62         3.26        (1.59)         0.96          1.78
                                                                   --------     --------     --------      --------      --------
  LESS DISTRIBUTIONS:
     Dividends from net investment income .....................       (0.26)       (0.31)       (0.25)        (0.12)        (0.17)
     Dividends from net realized capital gains ................          --        (0.06)       (0.02)        (0.08)           --
                                                                   --------     --------     --------      --------      --------
     Total distributions ......................................       (0.26)       (0.37)       (0.27)     $  (0.20)        (0.17)
                                                                   --------     --------     --------      --------      --------
NET ASSET VALUE, END OF PERIOD ................................    $  16.26     $  13.90     $  11.01      $  12.87      $  12.11
                                                                   ========     ========     ========      ========      ========
TOTAL RETURN(1)  ..............................................       19.12%       30.10%      (12.51)%        7.92%        17.19%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000's) .....................    $189,517     $149,603     $112,304      $ 97,982      $ 46,744
     Ratio of operating expenses to average net assets ........        0.67%        0.70%        0.70%         0.70%         0.98%
     Ratio of net investment income to average net assets .....        2.15%        2.63%        3.04%         3.29%         3.31%
     Portfolio turnover rate   ................................          26%          23%          16%           15%           40%
     Ratio of operating expenses to average net assets without
      fee waivers, expenses reimbursed and/or fees reduced by
      credits allowed by the custodian(2) .....................        0.67%        0.70%        0.70%         0.70%         0.99%

----------
(1) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)   The VT REIT Fund commenced operations on May 1, 2003.

(4)   The VT REIT Fund commenced selling Class 2 shares on August 5, 2003.

(5)   Per share numbers have been calculated using the average shares method.

(6)   The VT Equity Income Fund commenced selling Class 2 shares on May 1, 2001.

(7)   Annualized.

                       See Notes to Financial Statements.

CLASS 2
--------------------
  2004       2003(4)
--------     -------
$  13.03     $ 11.20
--------     -------

    0.45(5)     0.28(5)
    3.73        1.55
--------     -------
    4.18        1.83
--------     -------
   (0.20)         --
   (0.11)         --
--------     -------
   (0.31)         --
--------     -------
$  16.90     $ 13.03
========     =======

   32.72%      16.34%
$    338     $     1
    1.13%       1.25%(7)
    3.18%       3.96%(7)
      13%          3%

    1.13%       1.25%(7)

CLASS 2
----------------------------------------------------
  2004            2003          2002        2001(6)
---------       --------     ----------    ---------
$   13.85       $  10.99     $    12.87    $   12.64
---------       --------     ----------    ---------

     0.28(5)      0.29(5)          0.32(5)      0.22(5)
     2.30           2.93          (1.93)        0.21
---------       --------     ----------    ---------
     2.58           3.22          (1.61)        0.43
---------       --------     ----------    ---------

    (0.25)         (0.30)         (0.25)       (0.12)
       --          (0.06)         (0.02)       (0.08)
---------       --------     ----------    ---------
    (0.25)         (0.36)         (0.27)       (0.20)
---------       --------     ----------    ---------
$   16.18       $  13.85     $    10.99    $   12.87
=========       ========     ==========    =========
    18.82%         29.73%        (12.67)%       3.40%

$  24,094       $ 12,619     $    6,460    $     658
     0.92%          0.95%          0.95%        0.94%(7)
     1.90%          2.38%          2.79%        3.05%(7)
       26%            23%            16%          15%

     0.92%          0.95%          0.95%        0.94%(7)

                       See Notes to Financial Statements.

          Financial Highlights

          For a Fund share outstanding throughout each period.

VT GROWTH & INCOME FUND                                           CLASS 1
                                                                  -------------------------------------------------------------
YEARS ENDED DECEMBER 31                                             2004          2003         2002          2001        2000
                                                                  --------      --------     --------      --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................  $  16.85      $  13.45     $  17.18      $  18.23    $  18.58
                                                                  --------      --------     --------      --------    --------
    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income....................................      0.23(4)       0.19(4)      0.15(4)       0.09        0.07(4)
       Net realized and unrealized gain/(loss) on investments...      1.29          3.39        (3.77)        (0.70)       0.37
                                                                  --------      --------     --------      --------    --------
       Total from investment operations ........................      1.52          3.58        (3.62)        (0.61)       0.44
                                                                  --------      --------     --------      --------    --------
    LESS DISTRIBUTIONS:
       Dividends from net investment income ....................     (0.18)        (0.18)       (0.11)        (0.06)      (0.04)
       Dividends from net realized capital gains ...............        --            --           --         (0.38)      (0.75)
                                                                  --------      --------     --------      --------    --------
       Total distributions .....................................     (0.18)        (0.18)       (0.11)        (0.44)      (0.79)
                                                                  --------      --------     --------      --------    --------
NET ASSET VALUE, END OF PERIOD .................................  $  18.19      $  16.85     $  13.45      $  17.18    $  18.23
                                                                  ========      ========     ========      ========    ========
TOTAL RETURN(1) ................................................      9.08%        26.80%      (21.16)%       (3.51)%      2.36%
    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
       Net assets, end of period (in 000's) ....................  $270,775      $245,820     $209,337      $319,171    $309,992
       Ratio of operating expenses to average net assets .......      0.79%         0.83%        0.81%         0.78%       0.97%
       Ratio of net investment income to average net assets ....      1.33%         1.28%        1.01%         0.54%       0.39%
       Portfolio turnover rate .................................        11%           16%          20%           25%         31%
       Ratio of operating expenses to average net assets without
         fee waivers, expenses reimbursed and/or fees reduced by
         credits allowed by the custodian(2) ...................      0.79%         0.83%        0.81%         0.78%       0.97%

VT WEST COAST EQUITY FUND                                       CLASS 1
                                                                -------------------------------------------------------------
YEARS ENDED DECEMBER 31                                           2004        2003         2002           2001         2000
                                                                --------    --------     --------       --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD..........................  $  18.14    $  12.69     $  16.70       $  16.01     $  15.14
                                                                --------    --------     --------       --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income....................................      0.16(4)     0.06(4)      0.06(4)        0.10(4)      0.13(4)
     Net realized and unrealized gain/(loss) on investments...      2.20        5.43        (3.79)          1.03         0.84
                                                                --------    --------     --------       --------     --------
     Total from investment operations.........................      2.36        5.49        (3.73)          1.13         0.97
                                                                --------    --------     --------       --------     --------
   LESS DISTRIBUTIONS:
     Dividends from net investment income.....................     (0.05)      (0.04)       (0.08)         (0.09)          --
     Dividends from net realized capital gains................        --          --        (0.20)         (0.35)       (0.10)
                                                                --------    --------     --------       --------     --------
     Total distributions......................................     (0.05)      (0.04)       (0.28)         (0.44)       (0.10)
                                                                --------    --------     --------       --------     --------
NET ASSET VALUE, END OF PERIOD ...............................  $  20.45    $  18.14     $  12.69       $  16.70     $  16.01
                                                                ========    ========     ========       ========     ========
TOTAL RETURN(1)...............................................     13.03%      43.35%      (22.55)%         6.88%        6.30%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000's).....................  $119,371    $105,160     $ 68,227       $ 83,835     $ 71,307
     Ratio of operating expenses to average net assets........      0.69%       0.71%        0.71%          0.70%        0.91%
     Ratio of net investment income to average net assets.....      0.87%       0.42%        0.42%          0.59%        0.76%
     Portfolio turnover rate..................................        17%         16%          20%            19%          33%
     Ratio of operating expenses to average net assets without
       fee waivers, expenses reimbursed and/or fees reduced by
       credits allowed by the custodian(2)....................      0.69%       0.71%        0.71%          0.70%        0.91%

----------
(1) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)   The Fund commenced selling Class 2 shares on November 6, 2001.

(4)   Per share numbers have been calculated using the average shares method.

(5)   Amount represents less than $0.01 per share.

(6) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

(7)   Annualized.

                       See Notes to Financial Statements.

CLASS 2
--------------------------------------------------------
   2004            2003         2002             2001(3)
-----------      --------     -------------      -------
$     16.79      $  13.42     $       17.18      $ 16.59
-----------      --------     -------------      -------

       0.19(4)       0.15(4)           0.11(4)      0.00(5)
       1.28          3.39             (3.76)        0.59(6)
-----------      --------     -------------      -------
       1.47          3.54             (3.65)        0.59
-----------      --------     -------------      -------

      (0.16)        (0.17)            (0.11)          --
         --            --                --           --
-----------      --------     -------------      -------
      (0.16)        (0.17)            (0.11)          --
-----------      --------     -------------      -------
$     18.10      $  16.79     $       13.42      $ 17.18
===========      ========     =============      =======
       8.78%        26.49%           (21.33)%       3.56%

$     3,425      $  2,712     $       1,301      $   112
       1.04%         1.08%             1.06%        1.03%(7)
       1.08%         1.03%             0.76%        0.29%(7)
         11%           16%               20%          25%

       1.04%         1.08%             1.06%        1.03%(7)

CLASS 2
--------------------------------------------------------
   2004            2003           2002           2001(3)
-----------      --------     -------------      -------
$     18.08      $  12.67     $       16.70      $ 15.52
-----------      --------     -------------      -------

       0.11(4)       0.02(4)           0.02(4)      0.01(4)
       2.19          5.41             (3.77)        1.17
-----------      --------     -------------      -------
       2.30          5.43             (3.75)        1.18
-----------      --------     -------------      -------

      (0.03)        (0.02)            (0.08)          --
         --            --             (0.20)          --
-----------      --------     -------------      -------
      (0.03)        (0.02)            (0.28)          --
-----------      --------     -------------      -------
$     20.35      $  18.08     $       12.67      $ 16.70
===========      ========     =============      =======
      12.72%        42.93%           (22.67)%       7.60%

$     8,270      $  5,202     $       2,313      $    58
       0.94%         0.96%             0.96%        0.95%(7)
       0.62%         0.17%             0.17%        0.34%(7)
         17%           16%               20%          19%

       0.94%         0.96%             0.96%        0.95%(7)

                       See Notes to Financial Statements.

          Financial Highlights

          For a Fund share outstanding throughout each period.

VT MID CAP STOCK FUND                                               CLASS 1
                                                                    ---------------------------------------------------------
YEARS ENDED DECEMBER 31                                               2004        2003         2002        2001      2000(3)
                                                                    ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............................  $  14.63    $  11.49     $  13.14    $  11.74    $  10.00
                                                                    --------    --------     --------    --------    --------
    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income .....................................      0.08(5)     0.06(5)      0.04(5)     0.03(5)     0.01(5)
       Net realized and unrealized gain/(loss) on investments ....      2.03        3.12        (1.36)       1.38        1.73
                                                                    --------    --------     --------    --------    --------
       Total from investment operations ..........................      2.11        3.18        (1.32)       1.41        1.74
                                                                    --------    --------     --------    --------    --------
    LESS DISTRIBUTIONS:
       Dividends from net investment income ......................     (0.05)      (0.04)       (0.03)      (0.01)         --
       Dividends from net realized capital gains .................     (0.25)         --        (0.30)         --          --
                                                                    --------    --------     --------    --------    --------
       Total distributions .......................................     (0.30)      (0.04)       (0.33)      (0.01)         --
                                                                    --------    --------     --------    --------    --------
NET ASSET VALUE, END OF PERIOD ...................................  $  16.44    $  14.63     $  11.49    $  13.14    $  11.74
                                                                    ========    ========     ========    ========    ========
TOTAL RETURN(1) ..................................................     14.59%      27.73%      (10.35)%     11.99%      17.40%
    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
       Net assets, end of period (in 000's) ......................  $108,347    $ 84,408     $ 63,119    $ 71,988    $ 56,717
       Ratio of operating expenses to average net assets .........      0.81%       0.83%        0.84%       0.82%       1.04%(7)
       Ratio of net investment income to average net assets ......      0.54%       0.47%        0.32%       0.21%       0.14%(7)
       Portfolio turnover rate ...................................        32%         37%          28%         30%         13%
       Ratio of operating expenses to average net assets without
           fee waivers, expenses reimbursed and/or fees reduced
           by credits allowed by the custodian(2) ................      0.81%       0.83%        0.84%       0.82%       1.04%(7)

VT GROWTH FUND                                                      CLASS 1
                                                                    --------------------------------------------------------
YEARS ENDED DECEMBER 31                                               2004        2003         2002        2001        2000
                                                                    --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............................  $  12.04    $   9.32     $  13.51    $  22.99    $  38.54
                                                                    --------    --------     --------    --------    --------
    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income/(loss) ..............................      0.07       (0.00)(6)    (0.01)(5)    0.02(5)    (0.03)(5)
       Net realized and unrealized gain/(loss) on investments ....      0.92        2.72        (4.18)      (6.24)      (6.61)
                                                                    --------    --------     --------    --------    --------
       Total from investment operations ..........................      0.99        2.72        (4.19)      (6.22)      (6.64)
                                                                    --------    --------     --------    --------    --------
    LESS DISTRIBUTIONS:
       Dividends from net investment income ......................        --          --           --       (0.37)      (0.02)
       Dividends from net realized capital gains .................        --          --           --       (2.89)      (8.89)
                                                                    --------    --------     --------    --------    --------
       Total distributions .......................................        --          --           --       (3.26)      (8.91)
                                                                    --------    --------     --------    --------    --------
NET ASSET VALUE, END OF PERIOD ...................................  $  13.03    $  12.04     $   9.32    $  13.51    $  22.99
                                                                    ========    ========     ========    ========    ========
TOTAL RETURN(1) ..................................................      8.22%      29.18%      (31.01)%    (29.05)%    (22.04)%
    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
       Net assets, end of period (in 000's) ......................  $245,637    $189,837     $135,422    $167,483    $306,551
       Ratio of operating expenses to average net assets .........      0.94%       0.98%        1.00%       0.94%       1.10%
       Ratio of net investment income/(loss) to average net
       assets ....................................................      0.58%      (0.04)%      (0.05)%      0.11%      (0.10)%
       Portfolio turnover rate ...................................        66%         75%         171%         92%         83%
       Ratio of operating expenses to average net assets without
           fee waivers, expenses reimbursed and/or fees reduced by
           credits allowed by the custodian(2) ...................      0.95%       0.98%        1.00%       0.94%       1.11%

--------------------------------
(1) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)   The VT Mid Cap Stock Fund commenced operations on May 1, 2000.

(4)   The VT Mid Cap Stock Fund commenced selling Class 2 shares on May 1, 2001.

(5)   Per share numbers have been calculated using the average shares method.

(6)   Amount represents less than $0.01 per share.

(7)   Annualized.

(8)   The VT Growth Fund commenced selling Class 2 shares on November 6, 2001.

(9) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

                       See Notes to Financial Statements.

CLASS 2
----------------------------------------------------------------
   2004            2003            2002                2001(4)
----------------------------------------------------------------
$    14.58      $     11.46    $       13.13        $      12.35
----------      -----------    -------------        ------------

      0.04(5)          0.03(5)          0.01(5)            (0.00)(5)(6)
      2.02             3.11            (1.36)               0.79
----------      -----------    -------------        ------------
      2.06             3.14            (1.35)               0.79
----------      -----------    -------------        ------------

     (0.03)           (0.02)           (0.02)              (0.01)
     (0.25)              --            (0.30)                 --
----------      -----------    -------------        ------------
     (0.28)           (0.02)           (0.32)              (0.01)
----------      -----------    -------------        ------------
$    16.36      $     14.58    $       11.46        $      13.13
==========      ===========    =============        ============
     14.28%           27.45%          (10.54)%              6.38%

$    6,080      $     3,725    $       1,962        $        668
      1.06%            1.08%            1.09%               1.07%(7)
      0.29%            0.22%            0.07%              (0.04)%(7)
        32%              37%              28%                 30%
      1.06%            1.08%            1.09%               1.07%(7)

CLASS 2
----------------------------------------------------------------
   2004            2003            2002               2001(8)
----------------------------------------------------------------
$    11.98      $      9.30    $       13.51        $      12.81
----------      -----------    -------------        ------------

      0.04            (0.03)           (0.03)(5)           (0.00)(5)(6)
      0.92             2.71            (4.18)               0.70(9)
----------      -----------    -------------        ------------
      0.96             2.68            (4.21)               0.70
----------      -----------    -------------        ------------

        --               --               --                  --
        --               --               --                  --
----------      -----------    -------------        ------------
        --               --               --                  --
----------      -----------    -------------        ------------
$    12.94      $     11.98    $        9.30        $      13.51
==========      ===========    =============        ============
      8.01%           28.82%          (31.16)%              5.46%

$    1,355      $     1,274    $         622        $         31
      1.19%            1.23%            1.25%               1.19%(7)
      0.33%           (0.29)%          (0.30)%             (0.14)%(7)
        66%              75%             171%                 92%

      1.20%            1.23%            1.25%               1.19%(7)

                       See Notes to Financial Statements.

      Financial Highlights

      For a Fund share outstanding throughout each period.

VT SMALL CAP VALUE FUND                                         CLASS 1
                                                                --------
YEAR ENDED DECEMBER 31                                          2004(3)
                                                                --------
NET ASSET VALUE, BEGINNING OF PERIOD ........................   $  10.00
                                                                --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...................................       0.06
    Net realized and unrealized gain on investments .........       2.21
                                                                --------
    Total from investment operations ........................       2.27
                                                                --------
  LESS DISTRIBUTIONS:
    Dividends from net investment income ....................         --
    Dividends from net realized capital gains ...............         --
                                                                --------
    Total distributions .....................................         --
                                                                --------
NET ASSET VALUE, END OF PERIOD ..............................   $  12.27
                                                                ========
TOTAL RETURN(1) .............................................      22.70%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ....................   $ 42,668
    Ratio of operating expenses to average net assets .......       1.08%(4)
    Ratio of net investment income to average net assets ....       0.83%(4)
    Portfolio turnover rate .................................         50%
    Ratio of operating expenses to average net assets without
      fee waivers, expenses reimbursed and/or fees reduced by
      credits allowed by the custodian(2)....................       1.08%(4)

VT SMALL CAP GROWTH FUND(5)                                       CLASS 1
                                                                  ------------------------------------------------------------
YEARS ENDED DECEMBER 31                                            2004         2003         2002          2001        2000
                                                                  --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ........................     $   9.41     $   5.49     $  11.37     $  16.03     $  19.13
                                                                  --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss .....................................        (0.05)       (0.02)(7)    (0.02)(7)    (0.06)(7)    (0.10)
    Net realized and unrealized gain/(loss) on investments ..         0.49         3.94        (5.27)       (1.69)       (1.65)
                                                                  --------     --------     --------     --------     --------
    Total from investment operations ........................         0.44         3.92        (5.29)       (1.75)       (1.75)
                                                                  --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS:
    Dividends from net investment income ....................           --           --           --           --           --
    Dividends from net realized capital gains ...............           --           --        (0.59)       (2.91)       (1.35)
                                                                  --------     --------     --------     --------     --------
    Total distributions .....................................           --           --        (0.59)       (2.91)       (1.35)
                                                                  --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD ..............................     $   9.85     $   9.41     $   5.49     $  11.37     $  16.03
                                                                  ========     ========     ========     ========     ========
TOTAL RETURN(1) .............................................         4.68%       71.40%      (47.15)%     (12.73)%     (10.58)%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ....................     $ 53,049     $ 70,806     $ 39,476     $ 73,367     $ 82,288
    Ratio of operating expenses to average net assets .......         0.98%        1.00%        1.00%        0.95%        1.11%
    Ratio of net investment loss to average net assets ......        (0.56)%      (0.31)%      (0.31)%      (0.44)%      (0.61)%
    Portfolio turnover rate .................................           41%          67%          29%          46%          49%
    Ratio of operating expenses to average net assets without
      fee waivers, expenses reimbursed and/or fees reduced by
      credits allowed by the custodian(2) ...................         0.98%        1.00%        1.00%        0.95%        1.11%

--------------------------------

(1) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)   The VT Small Cap Value Fund commenced operations on May 3, 2004.

(4)   Annualized.

(5)   Formerly the VT Small Cap Stock Fund.

(6)   The VT Small Cap Growth Fund commenced selling Class 2 shares on May 1,
      2001.

(7)   Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Class 2
-------------------------------------------------------
  2004          2003            2002           2001(6)
---------     ---------       ---------       ---------
$    9.35     $    5.47       $   11.36       $   14.41
---------     ---------       ---------       ---------

    (0.07)        (0.04)(7)       (0.03)(7)       (0.05)(7)
     0.49          3.92           (5.27)          (0.09)
---------     ---------       ---------       ---------
     0.42          3.88           (5.30)          (0.14)
---------     ---------       ---------       ---------
       --            --              --              --
       --            --           (0.59)          (2.91)
---------     ---------       ---------       ---------
       --            --           (0.59)          (2.91)
---------     ---------       ---------       ---------
$    9.77     $    9.35       $    5.47       $   11.36
=========     =========       =========       =========
     4.49%        70.93%         (47.28)%         (3.00)%
$   3,626     $   2,710       $   1,068       $     440
     1.23%         1.25%           1.25%           1.20%(4)
    (0.81)%       (0.56)%         (0.56)%         (0.69)%(4)
       41%           67%             29%             46%

     1.23%         1.25%           1.25%           1.20%(4)

                       See Notes to Financial Statements.

      Financial Highlights

      For a Fund share outstanding throughout each period.

VT INTERNATIONAL GROWTH FUND                                     CLASS 1
                                                                 -------------------------------------------------------------
YEARS ENDED DECEMBER 31                                            2004         2003         2002         2001         2000
                                                                 ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD ........................    $   11.38    $    8.51    $   10.21    $   13.65    $   17.63
                                                                 ---------    ---------    ---------    ---------    ---------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...................................         0.12(4)      0.09(4)      0.04(4)      0.04         0.02(4)
    Net realized and unrealized gain/(loss) on investments...         1.41         2.91        (1.63)       (2.39)       (3.42)
                                                                 ---------    ---------    ---------    ---------    ---------
    Total from investment operations ........................         1.53         3.00        (1.59)       (2.35)       (3.40)
                                                                 ---------    ---------    ---------    ---------    ---------
  LESS DISTRIBUTIONS:
    Dividends from net investment income ....................        (0.14)       (0.13)       (0.11)       (0.09)       (0.43)
    Dividends from net realized capital gains ...............           --           --           --        (1.00)       (0.15)
                                                                 ---------    ---------    ---------    ---------    ---------
    Total distributions .....................................        (0.14)       (0.13)       (0.11)       (1.09)       (0.58)
                                                                 ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD ..............................    $   12.77    $   11.38    $    8.51    $   10.21    $   13.65
                                                                 =========    =========    =========    =========    =========
TOTAL RETURN(1) .............................................        13.60%       35.51%      (15.71)%     (17.78)%     (19.84)%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ....................    $  91,875    $  74,138    $  50,625    $  49,178    $  67,227
    Ratio of operating expenses to average net assets .......         1.16%        1.21%        1.26%        1.19%        1.31%
    Ratio of net investment income to average net assets ....         0.99%        0.94%        0.49%        0.33%        0.11%
    Portfolio turnover rate .................................           23%          22%          30%          34%          40%
    Ratio of operating expenses to average net assets without
      fee waivers, expenses reimbursed and/or fees reduced by
      credits allowed by the custodian(2) ...................         1.16%        1.21%        1.26%        1.19%        1.31%

VT SHORT TERM INCOME FUND                                        CLASS 1
                                                                 -------------------------------------------------------------
YEARS ENDED DECEMBER 31                                            2004         2003         2002         2001         2000
                                                                 ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD ........................    $    2.63    $    2.65    $    2.60    $    2.44    $    2.39
                                                                 ---------    ---------    ---------    ---------    ---------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...................................         0.10(4)      0.11(4)      0.14(4)      0.15(4)      0.14
    Net realized and unrealized gain/(loss) on investments...        (0.05)        0.04         0.02         0.05         0.05
                                                                 ---------    ---------    ---------    ---------    ---------
    Total from investment operations ........................         0.05         0.15         0.16         0.20         0.19
                                                                 ---------    ---------    ---------    ---------    ---------
  LESS DISTRIBUTIONS:
    Dividends from net investment income ....................        (0.10)       (0.17)       (0.11)       (0.04)       (0.14)
    Dividends from net realized capital gains ...............           --           --           --           --           --
                                                                 ---------    ---------    ---------    ---------    ---------
    Total distributions .....................................        (0.10)       (0.17)       (0.11)       (0.04)       (0.14)
                                                                 ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD ..............................    $    2.58    $    2.63    $    2.65    $    2.60    $    2.44
                                                                 =========    =========    =========    =========    =========
TOTAL RETURN(1)  ............................................         2.07%        5.52%        6.26%        8.15%        8.23%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ....................    $  48,574    $  46,628    $  41,592    $  50,343    $  43,479
    Ratio of operating expenses to average net assets .......         0.61%        0.63%        0.62%        0.60%        0.80%
    Ratio of net investment income to average net assets ....         3.74%        4.31%        5.42%        5.77%        5.66%
    Portfolio turnover rate   ...............................           17%          38%          41%          44%          17%
    Ratio of operating expenses to average net assets without
      fee waivers, expenses reimbursed and/or fees reduced by
      credits allowed by the custodian(2) ...................         0.61%        0.63%        0.62%        0.60%        0.81%

--------------------------------
(1) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)   The Fund commenced selling Class 2 shares on November 6, 2001.

(4)   Per share numbers have been calculated using the average shares method.

(5)   Amount represents less than $0.01 per share.

(6) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

(7)   Amount represents less than $500.

(8)   Annualized.

                       See Notes to Financial Statements.

CLASS 2
-------------------------------------------------------
 2004            2003            2002           2001(3)
-------         -------         -------         -------
$ 11.34         $  8.49         $ 10.21         $  9.78
-------         -------         -------         -------
   0.09(4)         0.06(4)         0.02(4)         0.00(5)
   1.41            2.90           (1.63)           0.43(6)
-------         -------         -------         -------
   1.50            2.96           (1.61)           0.43
-------         -------         -------         -------
  (0.13)          (0.11)          (0.11)             --
     --              --              --              --
-------         -------         -------         -------
  (0.13)          (0.11)          (0.11)             --
-------         -------         -------         -------
$ 12.71         $ 11.34         $  8.49         $ 10.21
=======         =======         =======         =======
  13.33%          35.10%         (15.91)%          4.40%
$   310         $   182         $    93         $     0(7)
   1.41%           1.46%           1.51%           1.40%(8)
   0.74%           0.69%           0.24%           0.12%(8)
     23%             22%             30%             34%

   1.41%           1.46%           1.51%           1.40%(8)

CLASS 2
-------------------------------------------------------
 2004            2003            2002           2001(3)
-------         -------         -------         -------
$  2.62         $  2.64         $  2.60         $  2.60
-------         -------         -------         -------
   0.09(4)         0.10(4)         0.13(4)         0.02(4)
  (0.05)           0.04            0.02           (0.02)(6)
-------         -------         -------         -------
   0.04            0.14            0.15            0.00(5)
-------         -------         -------         -------
  (0.10)          (0.16)          (0.11)             --
     --              --              --              --
-------         -------         -------         -------
  (0.10)          (0.16)          (0.11)             --
-------         -------         -------         -------
$  2.56         $  2.62         $  2.64         $  2.60
=======         =======         =======         =======
   1.60%           5.46%           5.86%           0.00%

$ 7,096         $ 6,157         $ 1,188         $    20
   0.86%           0.88%           0.87%           0.85%(8)
   3.49%           4.06%           5.17%           5.52%(8)
     17%             38%             41%             44%

   0.86%           0.88%           0.87%           0.85%(8)

                       See Notes to Financial Statements.

      Financial Highlights

      For a Fund share outstanding throughout each period.

VT U.S. GOVERNMENT SECURITIES FUND                               CLASS 1
                                                                 ---------------------------------------------------------------
YEARS ENDED DECEMBER 31                                            2004         2003          2002         2001          2000
                                                                 ---------    ----------    ---------    ---------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ........................    $   10.75    $    11.05    $   10.55    $    9.93    $     9.62
                                                                 ---------    ----------    ---------    ---------    ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...................................         0.45(4)       0.46(4)      0.59(4)      0.61(4)       0.62(4)
    Net realized and unrealized gain/(loss) on investments...        (0.06)        (0.23)        0.33         0.16          0.29
                                                                 ---------    ----------    ---------    ---------    ----------
    Total from investment operations ........................         0.39          0.23         0.92         0.77          0.91
                                                                 ---------    ----------    ---------    ---------    ----------
  LESS DISTRIBUTIONS:
    Dividends from net investment income ....................        (0.43)        (0.53)       (0.42)       (0.15)        (0.60)
    Dividends from net realized capital gains ...............           --            --           --           --            --
                                                                 ---------    ----------    ---------    ---------    ----------
    Total distributions .....................................        (0.43)        (0.53)       (0.42)       (0.15)        (0.60)
                                                                 ---------    ----------    ---------    ---------    ----------
NET ASSET VALUE, END OF PERIOD ..............................    $   10.71    $    10.75    $   11.05    $   10.55    $     9.93
                                                                 =========    ==========    =========    =========    ==========
TOTAL RETURN(1) .............................................         3.78%         2.14%        8.87%        7.79%         9.73%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ....................    $ 263,816    $  204,193    $ 173,770    $ 136,904    $  108,848
    Ratio of operating expenses to average net assets .......         0.54%         0.56%        0.56%        0.56%         0.76%
    Ratio of net investment income to average net assets ....         4.21%         4.26%        5.45%        5.89%         6.35%
    Portfolio turnover rate .................................           28%           46%          41%          31%           10%
    Ratio of operating expenses to average net assets without
    fee waivers, expenses reimbursed and/or fees reduced by
    credits allowed by the custodian(2) .....................         0.54%         0.56%        0.56%        0.56%         0.76%

VT INCOME FUND                                                   CLASS 1
                                                                 ---------------------------------------------------------------
YEARS ENDED DECEMBER 31                                            2004         2003          2002         2001          2000
                                                                 ---------    ----------    ---------    ---------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ........................    $   11.18    $    10.79    $   10.31    $    9.70    $    9.35
                                                                 ---------    ----------    ---------    ---------    ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...................................         0.61(4)       0.63(4)      0.69(4)      0.67(4)      0.65(4)
    Net realized and unrealized gain/(loss) on investments ..        (0.03)         0.42         0.27         0.11         0.30
                                                                 ---------    ----------    ---------    ---------    ----------
    Total from investment operations ........................         0.58          1.05         0.96         0.78         0.95
                                                                 ---------    ----------    ---------    ---------    ----------
  LESS DISTRIBUTIONS:
    Dividends from net investment income ....................        (0.68)        (0.66)       (0.48)       (0.17)       (0.60)
    Dividends from net realized capital gains ...............           --            --           --           --           --
                                                                 ---------    ----------    ---------    ---------    ----------
    Total distributions .....................................        (0.68)        (0.66)       (0.48)       (0.17)       (0.60)
                                                                 ---------    ----------    ---------    ---------    ----------
NET ASSET VALUE, END OF PERIOD ..............................    $   11.08    $    11.18    $   10.79    $   10.31    $    9.70
                                                                 =========    ==========    =========    =========    =========
TOTAL RETURN(1) .............................................         5.56%         9.78%        9.61%        8.08%       10.45%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ....................    $ 185,570    $  193,953    $ 179,844    $ 154,826    $ 127,505
    Ratio of operating expenses to average net assets .......         0.55%         0.56%        0.56%        0.55%        0.74%
    Ratio of net investment income to average net assets ....         5.53%         5.74%        6.64%        6.69%        6.81%
    Portfolio turnover rate .................................           20%           24%          21%          33%           2%
    Ratio of operating expenses to average net assets without
      fee waivers, expenses reimbursed and/or fees reduced by
      credits allowed by the custodian (2) ..................         0.55%         0.56%        0.56%        0.55%        0.75%

-------------------
(1) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)   The Fund commenced selling Class 2 shares on November 6, 2001.

(4)   Per share numbers have been calculated using the average shares method.

(5) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

(6)   Annualized.

                       See Notes to Financial Statements.

CLASS 2
----------       ----------       ----------       ----------
  2004              2003            2002             2001(3)
----------       ----------       ----------       ----------
$    10.70       $    11.02       $    10.55       $    10.70
----------       ----------       ----------       ----------
      0.42(4)          0.44(4)          0.56(4)          0.09(4)
     (0.06)           (0.23)            0.33            (0.24)(5)
----------       ----------       ----------       ----------
      0.36             0.21             0.89            (0.15)
----------       ----------       ----------       ----------

     (0.40)           (0.53)           (0.42)              --
        --               --               --               --
----------       ----------       ----------       ----------
     (0.40)           (0.53)           (0.42)              --
----------       ----------       ----------       ----------
$    10.66       $    10.70       $    11.02       $    10.55
==========       ==========       ==========       ==========
      3.59%            1.87%            8.57%           (1.40)%

$   12,757       $   16,323       $   12,264       $      753
      0.79%            0.81%            0.81%            0.81%(6)
      3.96%            4.01%            5.20%            5.64%(6)
        28%              46%              41%              31%

      0.79%            0.81%            0.81%            0.81%(6)

CLASS 2
----------       ----------       ----------       ----------
   2004            2003              2002            2001(3)
----------       ----------       ----------       ----------
$    11.12       $    10.77       $    10.31       $    10.45
----------       ----------       ----------       ----------

      0.58(4)          0.60(4)          0.65(4)          0.10(4)
     (0.03)            0.41             0.29            (0.24)(5)
----------       ----------       ----------       ----------
      0.55             1.01             0.94            (0.14)
----------       ----------       ----------       ----------

     (0.66)           (0.66)           (0.48)              --
        --               --               --               --
----------       ----------       ----------       ----------
     (0.66)           (0.66)           (0.48)              --
----------       ----------       ----------       ----------
$    11.01       $    11.12       $    10.77       $    10.31
==========       ==========       ==========       ==========
      5.31%            9.47%            9.40%           (1.34)%

$   23,358       $   21,188       $    8,186       $      362
      0.80%            0.81%            0.81%            0.80%(6)
      5.28%            5.49%            6.39%            6.44%(6)
        20%              24%              21%              33%

      0.80%            0.81%            0.81%            0.80%(6)

                        See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each period.

VT MONEY MARKET FUND                                          CLASS 1
                                                            ----------------------------------------------------------------------
                                                               2004            2003         2002           2001            2000
                                                            ------------   ------------  ----------     -----------     ----------
YEARS ENDED DECEMBER 31

NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . . .    $       1.00   $       1.00  $     1.00     $      1.00     $     1.00
                                                            ------------   ------------  ----------     -----------     ----------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income . . . . . . . . . . . . . . . .           0.008          0.006       0.014(4)        0.036          0.056
   Net realized and unrealized loss on investments . . .              --             --          --          (0.000)(5)         --
                                                            ------------   ------------  ----------     -----------     ----------
   Total from investment operations . . . . . . . . . .            0.008          0.006       0.014           0.036          0.056
                                                            ------------   ------------  ----------     -----------     ----------
 LESS DISTRIBUTIONS:
   Dividends from net investment income . . . . . . . . .         (0.008)        (0.006)     (0.014)         (0.036)        (0.056)
   Dividends from net realized capital gains . . . . . .              --             --          --              --             --
                                                            ------------   ------------  ----------     -----------     ----------
   Total distributions . . . . .. . . . . . . . . . . . .         (0.008)        (0.006)     (0.014)         (0.036)        (0.056)
                                                            ------------   ------------  ----------     -----------     ----------

NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . .    $       1.00   $       1.00  $     1.00     $      1.00     $     1.00
                                                            ============   ============  ==========     ===========     ==========
TOTAL RETURN(1) . . . . . . . . . . . . . . . . . . . . .           0.85%          0.65%       1.39%           3.68%          5.79%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) . . . . . . . . .   $     14,660   $     20,198  $   33,766     $    28,563     $   18,265
   Ratio of operating expenses to average net assets . . .          0.63%          0.60%       0.57%           0.62%          0.76%
   Ratio of net investment income to average net assets ..          0.84%          0.67%       1.32%           3.41%          5.57%
   Ratio of operating expenses to average net assets without
     fee waivers, expenses reimbursed and/or fees reduced by
     credits allowed by the custodian(2) . . . . . . . . .          0.63%          0.60%       0.57%           0.62%          0.78%


----------------------
(1) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)   The Fund commenced selling Class 2 shares on November 6, 2001.

(4)   Per share numbers have been calculated using the average shares method.

(5)   Amount represents less than $0.001 per share.

(6)   Annualized.

                       See Notes to Financial Statements.

 CLASS 2
------------------------------------------------------
  2004           2003          2002          2001(3)
----------    ----------    ----------      ----------
$     1.00    $     1.00    $     1.00      $     1.00
----------    ----------    ----------      ----------
     0.006         0.004         0.011(4)        0.002
        --            --            --          (0.000)(5)
----------    ----------    ----------      ----------

     0.006         0.004         0.011           0.002
----------    ----------    ----------      ----------

    (0.006)       (0.004)       (0.011)         (0.002)
        --            --            --              --
----------    ----------    ----------      ----------
    (0.006)       (0.004)       (0.011)         (0.002)
----------    ----------    ----------      ----------
$     1.00    $     1.00    $     1.00      $     1.00
==========    ==========    ==========      ==========
      0.59%         0.40%         1.13%           0.22%

$    5,404    $    3,068    $    4,679      $      189
      0.88%         0.85%         0.82%           0.87%(6)
      0.59%         0.42%         1.07%           3.16%(6)

      0.88%         0.85%         0.82%           0.87%(6)

                       See Notes to Financial Statements.

             Notes To Financial Statements

             WM VARIABLE  TRUST

1.    ORGANIZATION AND BUSINESS

WM Variable Trust (the "Trust") was organized as a Massachusetts business trust on January 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of 13 funds ("Funds") and 5 portfolios ("Portfolios"). The VT REIT, VT Equity Income, VT Growth & Income, VT West Coast Equity, VT Mid Cap Stock, VT Growth, VT Small Cap Value, VT Small Cap Growth (formerly, VT Small Cap Stock), VT International Growth, VT Short Term Income, VT U.S. Government Securities, VT Income and VT Money Market Funds are included in this report. The VT Small Cap Value Fund commenced operations on May 3, 2004.

WM Advisors, Inc. (the "Advisor" or "WM Advisors") serves as investment advisor to the Trust. The Advisor is a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Fund may offer two classes of shares:
Class 1 shares and Class 2 shares. These shares are issued and redeemed only in connection with investments in, and payments under, variable annuity and variable life insurance contracts (collectively "Variable Insurance Contracts"), as well as certain qualified retirement plans. The VT Small Cap Value Fund is not currently offering Class 2 shares.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Securities that are primarily traded on a U.S. exchange (excluding securities traded through the Nasdaq National Market System, which are valued at the Nasdaq official closing price) are valued at the last sale price on that exchange or, if there were no sales during the day (and no official closing price on such day), at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and the U.S. Government Securities System) are valued at the mean of the current day's bid and asked prices.

The value of a foreign security is determined in its functional currency as of the close of trading on the foreign exchange on which it is traded or at the close of the New York Stock Exchange, if that is earlier, or if there has been movement in the U.S. market and/or other economic indicators that exceed a specified threshold, the foreign security is fair valued. The value is then converted into its U.S. dollar equivalent using prevailing exchange rates on the day the value of the foreign security is determined.

Options are generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trust. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees.

The investments of the VT Money Market Fund are valued on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act, which approximates market value. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the amortized cost fairly reflects the market-based net asset value per share. Certain other assets may be valued by the Advisor under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is each Fund's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying

      WM Variable Trust

securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Fund enters into repurchase agreements.

 FUTURES CONTRACTS:

Certain Funds may enter into futures transactions. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

 PURCHASED OPTION CONTRACTS:

Certain Funds may enter into put and call option contracts. These Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Upon entering into a put or call option, the premium paid is recorded as an investment. The daily changes in contract value are recorded as unrealized gains or losses. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option plus related transaction costs. When the Fund exercises a put option, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of investments. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses, which result from changes in exchange rates between trade date and settlement date on investment transactions as well as the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received, have been included in realized gains/(losses) on investment transactions. Foreign currency gains and losses, which result from fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date, have been included in realized gains/(losses) on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

Certain Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the "Statements of Assets and Liabilities". Realized and unrealized gains and losses are included in the "Statements of Operations". Due to the risks, the Funds could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the "Statements of Assets and Liabilities".

      WM VARIABLE TRUST

ILLIQUID INVESTMENTS:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven calendar days; and (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined in the following paragraph.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally must be sold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be subject to a Fund's limitation on investment in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the information is available to the Funds if informed after the ex-dividend date. The Funds estimate components of distributions from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and distributions of any net capital gains earned by a Fund are declared and paid annually, with the exception of the VT Money Market Fund from which dividends from net investment income are declared daily and paid monthly.

Distributions from income and capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, redesignated distributions and differing characterization of distributions made by each Fund. At December 31, 2004, the following adjustments have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                                                           INCREASE/
                                                          INCREASE/       (DECREASE)
                                           DECREASE       (DECREASE)      ACCUMULATED
                                           PAID-IN      UNDISTRIBUTED    NET REALIZED
                                           CAPITAL      INCOME/(LOSS)     GAIN/(LOSS)
NAME OF PORTFOLIO                           (000S)        (000S)            (000S)
-----------------                          --------     -------------    ------------
VT REIT Fund..........................      $  --          $  (384)        $   384
VT Equity Income Fund.................         --             (191)            191
VT West Coast Equity Fund.............         --              (69)             69
VT Mid Cap Stock Fund.................         --               --*             --*
VT Growth Fund........................         --              (41)             41
VT Small Cap Value Fund...............         --                1              (1)
VT Small Cap Growth Fund..............       (316)             316              --
VT International Growth Fund..........        (30)            (103)            133
VT Short Term Income Fund.............       (241)              42             199
VT U.S. Government Securities Fund....         --            1,370          (1,370)
VT Income Fund........................        (91)             415            (324)

----------

*Amount represents less than $500.

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

      WM VARIABLE TRUST

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

It is each Fund's policy to meet the diversification requirements of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes.

EXPENSES:

General expenses of the Trust are allocated to all the Funds and Portfolios of the Trust based upon the relative average net assets of each Fund and Portfolio. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trust. The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

                      FROM $0 FROM $25 FROM $50 FROM $100 FROM $125 FROM $200 FROM $250 FROM $400  FROM $500  FROM $2
                      TO $25   TO $50   TO $100  TO $125   TO $200   TO $250   TO $400   TO $500  MILLION TO     TO        OVER
    NAME OF FUND      MILLION MILLION   MILLION  MILLION   MILLION   MILLION   MILLION   MILLION  $2 BILLION $3 BILLION $3 BILLION
--------------------  ------- -------  -------- --------- --------- --------- --------- --------- ---------- ---------- ----------
VT REIT Fund .......   0.800%  0.800%   0.800%    0.800%    0.800%    0.800%    0.800%    0.800%    0.750%     0.700%     0.650%
VT Equity Income
   Fud .............   0.625%  0.625%   0.625%    0.625%    0.625%    0.625%    0.625%    0.625%    0.500%     0.500%     0.500%
VT Growth &
   Income Fund .....   0.800%  0.800%   0.800%    0.750%    0.750%    0.700%    0.700%    0.650%    0.575%     0.575%     0.575%
VT West Coast
   Equity Fund .....   0.625%  0.625%   0.625%    0.625%    0.625%    0.625%    0.625%    0.625%    0.500%     0.500%     0.500%
VT Mid Cap Stock
   Fund ............   0.750%  0.750%   0.750%    0.750%    0.750%    0.750%    0.750%    0.750%    0.750%     0.750%     0.700%
VT Growth Fund .....   0.950%  0.875%   0.875%    0.875%    0.875%    0.875%    0.825%    0.825%    0.750%     0.700%     0.650%
VT Small Cap
   Value Fund ......   0.850%  0.850%   0.850%    0.850%    0.850%    0.850%    0.850%    0.850%    0.850%     0.850%     0.850%
VT Small Cap
   Growth Fund .....   0.900%  0.850%   0.850%    0.850%    0.850%    0.850%    0.850%    0.850%    0.750%     0.750%     0.750%
VT International
   Growth Fund .....   0.950%  0.950%   0.850%    0.850%    0.750%    0.750%    0.750%    0.750%    0.750%     0.750%     0.700%
VT Short Term
   Income Fund .....   0.500%  0.500%   0.500%    0.500%    0.500%    0.450%    0.450%    0.450%    0.400%     0.400%     0.400%
VT U.S. Government
   Securities Fund .   0.500%  0.500%   0.500%    0.500%    0.500%    0.500%    0.500%    0.500%    0.500%     0.500%     0.450%
VT Income Fund .....   0.500%  0.500%   0.500%    0.500%    0.500%    0.500%    0.500%    0.500%    0.500%     0.500%     0.450%
VT Money Market
   Fund ............   0.450%  0.450%   0.450%    0.450%    0.450%    0.450%    0.450%    0.450%    0.450%     0.450%     0.450%

      WM VARIABLE TRUST

Effective January 1, 2005, the Advisor will change its monthly fee based upon average daily net assets for the indicated Funds to the following annual rates:

                              FROM $0    FROM $200  FROM $400    FROM $500     FROM $1   FROM $2
                              TO $200     TO $400    TO $500     MILLION TO     TO $2     TO $3    OVER $3
         NAME OF FUND         MILLION     MILLION    MILLION     $1 BILLION    BILLION   BILLION   BILLION
----------------------------  -------    ---------  ---------    ----------    -------   -------   -------
VT Growth & Income Fund ....   0.750%      0.700%     0.650%       0.575%       0.575%    0.575%    0.575%
VT Mid Cap Stock Fund ......   0.750%      0.750%     0.750%       0.750%       0.700%    0.650%    0.600%
VT Growth Fund .............   0.800%      0.800%     0.800%       0.750%       0.750%    0.700%    0.650%
VT Small Cap Value Fund ....   0.850%      0.850%     0.850%       0.750%       0.750%    0.750%    0.700%
VT Small Cap Growth Fund ...   0.850%      0.850%     0.850%       0.750%       0.750%    0.750%    0.700%
VT U.S. Government
 Securities Fund ...........   0.500%      0.500%     0.500%       0.500%       0.500%    0.450%    0.450%
VT Income Fund .............   0.500%      0.500%     0.500%       0.500%       0.500%    0.450%    0.450%
VT Money Market Fund .......   0.450%      0.450%     0.450%       0.450%       0.400%    0.400%    0.400%

Custodian fees for certain Funds have been reduced by credits allowed by the Funds' custodian for uninvested cash balances. The Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended December 31, 2004 are shown separately in the "Statements of Operations".

4. TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by WM Advisors, pay each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 42 funds within the WM Group of Funds.

5. DISTRIBUTION PLANS

Each of the Funds has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class 2 shares of the Funds (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Washington Mutual, may receive a fee at an annual rate of 0.25% of the average daily net assets attributable to Class 2 shares. This fee may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the distribution plan or any agreements related to the plan.

      WM VARIABLE TRUST

6. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 2004, are as follows:

                                        PURCHASES      SALES
NAME OF FUND                             (000S)        (000S)
----------------------------------      ---------     --------
VT REIT Fund ........................   $  7,645      $  5,671
VT Equity Income Fund ...............     65,455        46,810
VT Growth & Income Fund .............     34,606        26,431
VT West Coast Equity Fund ...........     24,975        18,856
VT Mid Cap Stock Fund ...............     41,553        29,991
VT Growth Fund ......................    173,072       138,476
VT Small Cap Value Fund*  ...........     46,776        15,513
VT Small Cap Growth Fund ............     22,503        42,042
VT International Growth Fund ........     26,778        17,827
VT Short Term Income Fund ...........      9,267         4,582
VT U.S. Government Securities Fund...     27,635         1,922
VT Income Fund ......................     16,457         9,326

      *The VT Small Cap Value Fund commenced operations on May 3, 2004.

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended December 31, 2004, are as follows:

                                             PURCHASES      SALES
NAME OF FUND                                  (000S)        (000S)
---------------------------------------      ---------     --------
VT Short Term Income Fund .............      $  1,685      $  3,429
VT U.S. Government Securities Fund ....       104,519        67,505
VT Income Fund ........................        23,455        33,362

7. LENDING OF SECURITIES

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. The Funds also continue to receive interest or dividends on the securities loaned. Each security loan is collateralized with assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral, that the collateral could lose value or become valueless, or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At December 31, 2004, each of the Funds with outstanding loans of securities to certain brokers, dealers or other financial institutions has segregated cash and/or securities at least equal to the market value of securities loaned with the Funds' custodian. The Funds currently invest the segregated cash in Mellon GSL DBT II which is a common collective trust that invests in high grade short term investments.

8. TRANSACTIONS WITH AFFILIATES

At December 31, 2004, the WM Variable Trust Portfolios hold investments in a number of the Funds. The figures presented below represent the percentage of shares outstanding of each Fund owned by the Portfolios:

                                                                              PORTFOLIOS
                                          ---------------------------------------------------------------------------------------
                                          VT FLEXIBLE      VT CONSERVATIVE                     VT CONSERVATIVE       VT STRATEGIC
                                            INCOME            BALANCED        VT BALANCED          GROWTH               GROWTH
NAME OF FUND                               PORTFOLIO          PORTFOLIO        PORTFOLIO          PORTFOLIO           PORTFOLIO
--------------------------------------    -----------      ---------------    -----------      ---------------       ------------
VT REIT Fund .........................        4.9%               2.9%             44.9%             31.2%               14.3%
VT Equity Income Fund ................        3.7%               2.0%             30.6%             21.7%                9.4%
VT Growth & Income Fund ..............        5.7%               2.0%             31.7%             26.4%               13.1%
VT West Coast Equity Fund ............        1.9%               1.5%             26.3%             21.6%               11.7%
VT Mid Cap Stock Fund ................        5.9%               2.1%             33.5%             26.7%               15.6%
VT Growth Fund .......................        5.0%               2.1%             33.7%             26.8%               12.3%
VT Small Cap Value Fund ..............        5.8%               2.4%             41.5%             33.5%               16.9%
VT Small Cap Growth Fund .............        4.0%               1.7%             27.6%             23.1%               11.1%
VT International Growth Fund .........         --                2.8%             38.8%             32.0%               16.2%
VT Short Term Income Fund ............       45.1%               6.2%             12.9%               --                  --
VT U.S. Government Securities Fund ...       25.3%               5.9%             38.8%             11.4%                 --
VT Income Fund .......................       25.5%               5.7%             35.4%              6.9%                 --

      WM VARIABLE TRUST

9. COMPONENTS OF DISTRIBUTABLE EARNINGS

At December 31, 2004, the components of distributable earnings on a tax basis and the tax character of distributions paid during 2004 and 2003 are as follows:

                                                                          (IN THOUSANDS)
                                       ---------------------------------------------------------------------------------
                                                      VT          VT           VT         VT                      VT
                                          VT        EQUITY     GROWTH &    WEST COAST   MID CAP       VT       SMALL CAP
                                         REIT       INCOME      INCOME       EQUITY      STOCK      GROWTH       VALUE
                                         FUND        FUND        FUND         FUND        FUND       FUND        FUND
                                       ---------   ---------   ---------   ----------  --------    -------    ----------
Gross tax unrealized appreciation....   $ 17,337    $ 51,837    $ 66,133    $ 38,962    $ 27,238    $ 33,718    $  7,569
Gross tax unrealized depreciation....        (25)     (1,825)     (7,872)     (6,853)       (110)     (4,086)     (1,329)
                                        --------    --------    --------    --------    --------    --------    --------
Net tax unrealized appreciation .....   $ 17,312    $ 50,012    $ 58,261    $ 32,109    $ 27,128    $ 29,632    $  6,240
                                        ========    ========    ========    ========    ========    ========    ========

Undistributed ordinary income .......   $  1,761    $  3,778    $  3,426    $    927    $  1,243    $  1,284    $  1,551
Undistributed accumulated gains .....   $  1,409    $     --    $     --    $     --    $  7,021    $     --    $     --

Tax Composition of Distributions:
2004
Ordinary income .....................   $    699    $  3,246    $  2,690    $    287    $    327    $      -    $     --
Long-term capital gain ..............   $    249    $     --    $     --    $     --    $  1,636    $      -    $     --

2003
Ordinary income .....................   $     --    $  3,598    $  2,511    $    229    $    214    $      -    $     --
Long-term capital gain ..............   $     --    $    219    $     --    $     --    $     --    $      -    $     --

                                           VT           VT           VT         VT U.S.                    VT
                                       SMALL CAP  INTERNATIONAL  SHORT TERM    GOVERNMENT       VT       MONEY
                                         GROWTH      GROWTH        INCOME      SECURITIES     INCOME     MARKET
                                          FUND        FUND          FUND          FUND         FUND       FUND
                                       ---------  -------------  ----------    ----------   ---------    ------
Gross tax unrealized appreciation...    $ 6,775     $ 21,671      $ 1,232      $  3,664     $ 14,629      $  --
Gross tax unrealized depreciation...     (6,825)      (2,075)        (301)       (1,414)      (2,271)        --
                                        -------     --------      -------      --------     --------      -----
Net tax unrealized appreciation/
  (depreciation) ...................    $   (50)    $ 19,596      $   931      $  2,250     $ 12,358      $  --
                                        =======     ========      =======      ========     ========      =====
Undistributed ordinary income ......    $    --     $  1,510      $ 2,091      $ 12,193     $ 11,974      $  --
Undistributed accumulated gains ....    $    --     $     --      $    --      $     --     $     --      $  --

Tax Composition of Distributions:
2004
Ordinary income ....................    $    --     $    971      $ 2,137      $ 10,325     $ 12,323      $  162
Long-term capital gain .............    $    --     $     --      $    --      $     --     $     --      $   --

2003
Ordinary income ....................    $    --     $    749      $ 2,739      $  9,586     $ 11,703      $  190
Long-term capital gain .............    $    --     $     --      $    --      $     --     $     --      $   --

10. POST OCTOBER LOSS

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2004, the following funds have elected to defer capital losses occurring between November 1, 2004 and December 31, 2004 as follows:

                                          CAPITAL LOSSES           CURRENCY LOSSES
NAME OF PORTFOLIO                             (000S)                   (000S)
--------------------------------------    --------------           ---------------
VT Growth Fund .......................      $    --                     $   16
VT Small Cap Value Fund ..............          165                         --
VT International Growth Fund .........           --                         92
VT U.S. Government Securities Fund ...          334                         --

Such losses will be treated as arising on the first day of the year ended December 31, 2005.

      WM VARIABLE TRUST

11. CAPITAL LOSS CARRYFORWARDS

At December 31, 2004, the following Funds have available for federal income tax purposes unused capital losses as follows:

                                                                     (IN THOUSANDS)
                                       ------------------------------------------------------------------------------
                                       EXPIRING  EXPIRING  EXPIRING  EXPIRING  EXPIRING  EXPIRING  EXPIRING  EXPIRING
NAME OF FUND                           IN 2005   IN 2006   IN 2007   IN 2008   IN 2009   IN 2010   IN 2011   IN 2012
-------------------------------------  --------  --------  --------  --------  --------  --------  --------  --------
VT Equity Income Fund ...............  $     --  $     --  $     --  $     --  $     --  $     --  $    907  $     --
VT Growth & Income Fund .............        --        --        --        --    12,511     8,844     9,117        --
VT West Coast Equity Fund ...........        --        --        --        --        --     1,080     1,683        --
VT Growth Fund ......................        --        --        --        --    60,480    37,621     5,944        --
VT Small Cap Growth Fund ............        --        --        --        --        --     1,961    13,089        --
VT International Growth Fund ........        --        --        --        --     3,342     5,109     4,184        --
VT Short Term Income Fund ...........        76        52       115        76        35        --       112        85
VT U.S. Government Securities Fund ...      161        --        --        17        --        --     1,673     1,119
VT Income Fund ......................        --        --       292       176        --       202        --        --
VT Money Market Fund ................        --        --        --*       --        --*       --        --        --

-------------
*Amount represents less than $500.

12. INDUSTRY AND GEOGRAPHIC CONCENTRATION AND OTHER RISK FACTORS

While no individual fund is intended as a complete investment program, this is especially true for funds that concentrate their investments such as those investing in particular industries or regions.

The VT REIT Fund concentrates its investments in real estate investment trust ("REIT") securities or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The VT REIT Fund could be adversely impacted by economic trends within this industry.

The VT West Coast Equity Fund concentrates its investments in companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington. The VT West Coast Equity Fund could be adversely impacted by economic trends within this region.

Certain Funds may invest a portion of their assets in foreign securities of developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into a stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in foreign securities include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

From time to time, one or more of the Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Funds, since the Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Funds of transactions by the Portfolios.

      Report of Independent Registered Public Accounting Firm

      TO THE TRUSTEES AND SHAREHOLDERS OF
      WM VARIABLE TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Variable Trust REIT Fund, WM Variable Trust Equity Income Fund, WM Variable Trust Growth & Income Fund, WM Variable Trust Growth Fund, WM Variable Trust Income Fund, WM Variable Trust Money Market Fund, WM Variable Trust Mid Cap Stock Fund, WM Variable Trust Small Cap Value Fund, WM Variable Trust Small Cap Growth Fund, WM Variable Trust International Growth Fund, WM Variable Trust Short Term Income Fund, WM Variable Trust U.S. Government Securities Fund and WM Variable Trust West Coast Equity Fund (all funds of WM Variable Trust) (collectively the "Funds") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 18, 2005

      Other Information (unaudited)

      WM VARIABLE TRUST

1. TAX INFORMATION

The following tax information represents the amount of each distribution made by the following Funds which may qualify for the dividends received deduction available to corporate shareholders.

NAME OF FUND
------------
VT REIT Fund .........................             7.73%
VT Equity Income Fund ................           100.00%
VT Growth & Income Fund ..............           100.00%
VT West Coast Equity Fund ............           100 00%
VT Mid Cap Stock Fund ................           100.00%

If the Fund meets the requirements of Section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the VT International Growth Fund from sources within foreign countries and possessions of the United States was $0.2543 per share (representing a total of $1,836,312). The total amount of taxes paid to such countries was $0.0272 per share (representing a total of $196,227).

2. TRUSTEES AND OFFICERS INFORMATION

TRUSTEES AND OFFICERS:

NAME, AGE, AND ADDRESS(1)          LENGTH OF               PRINCIPAL OCCUPATION(S) DURING            OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE(4)      TIME SERVED(2)             PAST 5  YEARS                           HELD BY TRUSTEE
----------------------------   ------------------------   ------------------------------------   --------------------------
Wayne L. Attwood, M.D.         Composite Funds-11 Years   Retired doctor of internal medicine    None.
Age 75                               WM Group of          and gastroenterology.
                                    Funds-6 years

Kristianne Blake               Composite Funds-3 years    CPA specializing in personal           Frank Russell Investment Company;
Age 50                               WM Group of          financial and tax planning.            Russell Insurance Funds; Avista
                                    Funds-6 years                                                Corporation; St. George's School

Edmond R. Davis, Esq.           Sierra Funds-8 years      Partner at the law firm of Davis       Braille Institute of America, Inc;
Age 76                               WM Group of          & Whalen LLP. Prior thereto,           Children's Bureau of Southern
                                    Funds-6 years         partner at the law firm of Brobeck,    California, Children's Bureau
                                                          Phlegar & Harrison, LLP.               Foundation; Fifield Manors,
                                                                                                 Inc.


Carrol R. McGinnis              Griffin Funds-3 years     Founder of McGinnis Investments.       Baptist Foundation of Texas;
Age 61                               WM Group of          Prior thereto, President and Chief     Concord Trust Company.
                                    Funds-5 years         Operating Officer of Transamerica
                                                          Fund Management Company.


Alfred E. Osborne, Jr., Ph.D.   Sierra Funds-7 years      Senior Associate Dean, University of   Nordstrom Inc.; K2, Inc.; First
Age 60                               WM Group of          California at Los Angeles Anderson     Pacific Advisors' Capital, Crescent
                                    Funds-6 years         Graduate School of Management, and     and New Income Funds; EMAK
                                                          Faculty Director of the Harold Price   Worldwide, Inc.; Member of
                                                          Center for Entrepreneurial Studies,    Investment Company Institute
                                                          University of California at Los        National Board of
                                                          Angeles.                               Governors; Director of Independent
                                                                                                 Council Directors and Member of
                                                                                                 Communication & Education
                                                                                                 Committee.

Daniel L. Pavelich             Composite Funds-1 year     Retired Chairman and CEO of BDO        Catalytic, Inc.; Vaagen Bros.
Age 60                               WM Group of          Seidman, LLP.                          Lumber, Inc.
                                    Funds-6 years


Jay Rockey                        Composite Funds-3       Founder and Senior Counsel of The      Downtown Seattle Association; WSU
Age 76                                  years             Rockey Company, now Rockey,            Foundation
                                     WM Group of          Hill & Knowlton.
                                    Funds-6 years

Richard C. Yancey              Composite Funds-23 years   Retired Managing Director of           AdMedia Partners Inc.; Czech and
(Lead Trustee)                       WM Group of          Dillon, Read & Co., an Investment      Slovak American Enterprise Fund
Age 78                              Funds-6 years         Bank now part of UBS.

      WM VARIABLE TRUST


NAME, AGE, AND ADDRESS(1)             LENGTH OF             PRINCIPAL OCCUPATION(S) DURING          OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE(3)(4)         TIME SERVED(2)                  PAST 5 YEARS                       HELD BY TRUSTEE
---------------------------     -----------------------     -------------------------------     -----------------------------
Anne V. Farrell                 Composite Funds-4 years     President Emeritus of the
Age 69                               WM Group of            Seattle Foundation.                 Washington Mutual, Inc.; REI
                                    Funds-6 years

Michael K. Murphy               Composite Funds-3 years     Chairman of CPM Development         Washington Mutual, Inc.
Age 67                               WM Group of            Corporation.
                                    Funds-6 years

William G. Papesh,              Composite Funds-9 years     President and Director of the       Member of Investment Company
President and CEO                   WM Group of             Advisor Transfer Agent and          Institute Board of Governors.
Age 61                              Funds-6 years           Distributor.



                                POSITION(S) HELD WITH REGISTRANT
NAME, AGE, AND ADDRESS(1)                   &                                     PRINCIPAL OCCUPATION(S) DURING
 OF OFFICER(4)                     LENGTH OF TIME SERVED                                 PAST 5 YEARS
-------------------------   --------------------------------------------   ---------------------------------------------------------
Wendi B. Bernard            Assistant Vice President                       Assistant Vice President of the Advisor.
Age 36                      and Assistant Secretary since 2003.

Jeffrey L. Lunzer, CPA      First Vice President, Chief Financial          First Vice President of the Advisor, Transfer Agent and
Age 43                      Officer and Treasurer since 2003.              Distributor. Prior to 2003,senior level positions at the
                                                                           Columbia Funds and Columbia Management Co.


William G. Papesh           President and CEO since 1987. Prior to 1987,   President and Director of the Advisor, Transfer Agent
Age 61                      other officer positions since 1972.            and Distributor.

Gary Pokrzywinski           Senior Vice President since 2004.              Senior Vice President and Director of the Advisor,
Age 43                      Prior to 2004, other officer positions         Transfer Agent and Distributor.
                            held since 1999.

Debra Ramsey                Senior Vice President since 2004.              Senior Vice President and Director of the Advisor,
Age 51                                                                     Transfer Agent and Distributor.

John T. West                First Vice President, Secretary,               First Vice President of the Advisor, Transfer Agent
Age 49                      Chief Compliance Officer and Anti-Money        and Distributor.
                            Laundering Compliance Officer since 2004.
                            Prior to 2004, other officer positions
                            held since 1993.

Randall L. Yoakum           Senior Vice President since 2001.              Senior Vice President, Chief Investment Strategist of the
Age 45                      Prior to 2001, other officer positions         Advisor. Director of the Advisor, Transfer Agent and
                            held since 1999.                               Distributor from 1999 to 2004. Prior thereto senior
                                                                           positions at D.A. Davidson and Boatmen's Trust.

-----------
Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.

(2) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

(4) The Trustees oversee 42 Portfolios and Funds in the Fund Complex. Each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.

3. PORTFOLIO INFORMATION

SCHEDULES OF INVESTMENTS

The Trust files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available, without charge and upon request, by calling 1-800-222-5852. The Trust's Form N-Q is available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities held by the Fund are included in the Trust's Statement of Additional Information which is available, without charge and upon request, by calling 1-800-222-5852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelvemonth period ended June 30 is available at http://www.wmgroupoffunds.com. This information is also available at http: //www. sec .gov.

[WM VARIABLE TRUST LOGO]

Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost.

This annual report is published for the general information of the shareholders of the WM Variable Trust. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the contract. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please call 800-222-5852.

The WM Variable Trust Funds are advised by WM Advisors, Inc. (WMAI).They are available through variable insurance products distributed by WM Funds Distributor, Inc. (WMFD) and sold through WM Financial Services, Inc. (WMFS) and independent broker/ dealers. WMAI, WMFD, and WMFS are affiliates of Washington Mutual, Inc.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

[WM VARIABLE Trust LOGO]

                                                                   PRESORTED
WM Funds Distributor, Inc.                                          STANDARD
12009 Foundation Place, Suite 350                                US POSTAGE PAID
Gold River, CA 95670                                             LOS ANGELES, CA
                                                                   PERMIT #1831

[WM VARIABLE TRUST LOGO]
                                                               ANNUAL REPORT
                                                               December 31, 2004

WM VT STRATEGIC ASSET MANAGEMENT PORTFOLIOS

WM VT Strategic Asset Management Portfolios

      VT Flexible Income Portfolio

      VT Conservative Balanced Portfolio

      VT Balanced Portfolio

      VT Conservative Growth Portfolio

      VT Strategic Growth Portfolio

      At the WM Group of Funds, our passion is piecing together individual investments into comprehensive portfolios to make your financial plan more effective.

The WM Variable Trust (VT) Funds may not be purchased directly, but are currently available through the WM Strategic Asset Manager and the WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified Strategies(III) (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They may also be available through other select variable insurance products and retirement plans. The VT SAM Portfolios may not have been available for sale for all products for the time periods shown on pages 8 - 17.

Withdrawals made prior to age 59 1/2 may be subject to a 10% IRS tax penalty.

Table of Contents

 1    Message from the President

 2    Economy & Financial Markets: Review & Outlook

 6    Our SAM Process and Asset Allocation Team VT SAM Portfolio Investment
      Strategy

 8      VT Flexible Income Portfolio

10      VT Conservative Balanced Portfolio

12      VT Balanced Portfolio

14      VT Conservative Growth Portfolio

16      VT Strategic Growth Portfolio

18    Expense Information

20    Financial Statements

34    Notes to Financial Statements

38    Report of Independent Registered Public Accounting Firm

39    Other Information

Not FDIC or NCUA/NCUSIF Insured

May Lose Value - Not a Deposit - No Bank or Credit Union Guarantee
- Not Insured by any Federal Government Agency

Dear Investor,

[PHOTO OF WILLIAM G. PAPESH]

During my 36 years in the investment management business, I have seen many changes -- some caused a lasting impact and others came into fashion but then quickly faded. Thankfully, there have also been a few things that have remained the same. Among the most important of these is our long-term investment philosophy.

One test of our consistent investment approach can be found in the performance of our WM VT Strategic Asset Management (SAM) Portfolios. We believe these results validate our forecasting, portfolio construction, risk management, and asset allocation processes, which have taken years to build. We are also thankful to the important partners who have helped us deliver our investment promise to shareholders so successfully: our investment management, fund distribution, and shareholder servicing teams, as well as the WM Group of Funds Board of Trustees.

EXPANDING OUR CAPABILITIES

Our fund family is committed to seeking ways to improve our investment process. As part of these ongoing efforts, in May of 2004 we launched our new WM VT Small Cap Value Fund, which invests in undervalued smaller companies. (Note that small-cap stocks may have additional risks, including greater price volatility.) With the addition of this new Fund, our VT SAM Portfolios can invest in up to 14 distinct asset classes, which expands our choice of investments while increasing our portfolio diversification opportunities.

BENEFITING FROM A STRONG FOUNDATION

I am proud to be only the fourth president of our fund family, which can trace its roots back more than six decades. From my vantage point, I believe our strong heritage has been built on trust and integrity. Although these characteristics are intangible, they are essential to building strong shareholder relationships and are the foundation of our organization.

Our heritage includes producing positive results guided by a fund's stated investment objective. The powerful combination of consistent fund performance and quality shareholder services has produced shareholder satisfaction that has resulted in a very low redemption rate relative to our peers in the fund industry. We will continue striving to meet the expectations of our existing shareholders while attracting new investors and assets under management.

Based on our achievements this year and our continuous efforts to improve our processes, I am extremely positive about our direction and ability to assist you in meeting your financial goals. On behalf of the entire company, we thank you for your continued support and confidence.

Sincerely,

/s/ William G. Papesh
---------------------
William G. Papesh
President

Economy & Financial Markets: Review & Outlook

[LOGO]

MODERATE ECONOMIC GROWTH AMID AN ABNORMAL RECOVERY

Fiscal year 2004 - the 12 months from January 1, 2004 through December 31, 2004
- was a transition period for the U.S. economy, which experienced a cyclical rebound accompanied by a shift from consumer to business spending. Improved corporate productivity, stronger cash flows, and profit growth all indicated that a cyclical recovery was underway as the year progressed. This rebound was powered by the Federal Reserve's very successful reflation policy, which allowed the economy to benefit from the lowest interest rates seen in 45 years.

While we believe the economy continues to improve, this recovery has shown some unusual characteristics. Historically, in a normal recovery, businesses add more jobs, which in turn gives individuals the confidence to increase spending. In this recovery, businesses restrained both capital expenditures and new hiring for most of the period. Despite the bad news, consumers kept spending even as layoffs continued. What allowed consumers to keep spending were record levels of home refinancings and a general willingness to assume debt.

What also made this period unusual was that the economic slowdown was not restricted to the U.S. In addition, Europe and Asia (with the exception of Japan and China) suffered from slow economic growth, which reduced demand for U.S. imports. Furthermore, news about terrorism and the war in Iraq reduced investor confidence.

REFLATION POLICY HELPS PROFITABILITY

The economy began the period on a firm footing thanks to the Federal Reserve's powerful reflation policy. Low interest rates and growing corporate earnings helped propel corporate profitability to its highest levels in 20 years and allowed businesses to repair their balance sheets.

In this environment, stocks traded within a relatively narrow range prior to the presidential election, but finished the year with the S&P 500 posting a total return of 10.87%. As the year progressed, geopolitical concerns, slow job growth, and rising oil prices added to investor uncertainty. The re-election of President George W. Bush in November

VALUE OF A $10,000 INVESTMENT DECEMBER 31, 1994 - DECEMBER 31, 2004

                                  [LINE CHART]

                     VALUE OF $10,000
              LB AGGREGATE   S&P 500 TR
                BOND TR       (%TOTAL    U.S. INFLATION
   DATE     (%TOTAL RETURN)   RETURN)    (%PRICE RETURN)
12/31/1994       10,000        10,000        10,000
  Jan-95         10,198        10,260        10,040
  Feb-95         10,441        10,658        10,080
  Mar-95         10,504        10,974        10,113
  Apr-95         10,651        11,293        10,147
  May-95         11,064        11,739        10,167
  Jun-95         11,144        12,015        10,187
  Jul-95         11,120        12,415        10,187
  Aug-95         11,254        12,448        10,214
  Sep-95         11,364        12,970        10,234
  Oct-95         11,511        12,925        10,268
  Nov-95         11,684        13,493        10,261
  Dec-95         11,848        13,743        10,254
  Jan-96         11,926        14,216        10,314
  Feb-96         11,718        14,352        10,347
  Mar-96         11,636        14,490        10,401
  Apr-96         11,571        14,703        10,442
  May-96         11,548        15,082        10,461
  Jun-96         11,703        15,144        10,468
  Jul-96         11,734        14,470        10,488
  Aug-96         11,714        14,777        10,508
  Sep-96         11,918        15,607        10,541
  Oct-96         12,183        16,035        10,575
  Nov-96         12,391        17,252        10,595
  Dec-96         12,276        16,914        10,595
  Jan-97         12,314        17,964        10,629
  Feb-97         12,345        18,110        10,662
  Mar-97         12,208        17,357        10,689
  Apr-97         12,391        18,393        10,701
  May-97         12,509        19,522        10,695
  Jun-97         12,657        20,393        10,708
  Jul-97         12,999        22,012        10,721
  Aug-97         12,889        20,788        10,741
  Sep-97         13,079        21,927        10,768
  Oct-97         13,269        21,195        10,795
  Nov-97         13,330        22,176        10,788
  Dec-97         13,465        22,558        10,775
  Jan-98         13,637        22,808        10,796
  Feb-98         13,626        24,452        10,816
  Mar-98         13,672        25,704        10,837
  Apr-98         13,744        25,964        10,856
  May-98         13,874        25,517        10,876
  Jun-98         13,992        26,553        10,889
  Jul-98         14,021        26,272        10,902
  Aug-98         14,250        22,473        10,915
  Sep-98         14,583        23,914        10,928
  Oct-98         14,506        25,858        10,954
  Nov-98         14,589        27,425        10,954
  Dec-98         14,633        29,004        10,948
  Jan-99         14,736        30,217        10,974
  Feb-99         14,479        29,277        10,987
  Mar-99         14,558        30,448        11,020
  Apr-99         14,605        31,626        11,101
  May-99         14,476        30,880        11,101
  Jun-99         14,430        32,594        11,101
  Jul-99         14,369        31,577        11,134
  Aug-99         14,362        31,419        11,161
  Sep-99         14,529        30,558        11,214
  Oct-99         14,583        32,493        11,234
  Nov-99         14,581        33,152        11,241
  Dec-99         14,511        35,105        11,241
  Jan-00         14,463        33,343        11,268
  Feb-00         14,638        32,712        11,335
  Mar-00         14,831        35,912        11,428
  Apr-00         14,788        34,831        11,434
  May-00         14,781        34,117        11,441
  Jun-00         15,088        34,956        11,508
  Jul-00         15,226        34,411        11,527
  Aug-00         15,447        36,548        11,541
  Sep-00         15,544        34,618        11,601
  Oct-00         15,646        34,472        11,621
  Nov-00         15,903        31,756        11,628
  Dec-00         16,199        31,912        11,621
  Jan-01         16,463        33,044        11,694
  Feb-01         16,606        30,031        11,741
  Mar-01         16,689        28,130        11,768
  Apr-01         16,619        30,316        11,815
  May-01         16,719        30,519        11,868
  Jun-01         16,782        29,777        11,888
  Jul-01         17,158        29,485        11,855
  Aug-01         17,356        27,639        11,855
  Sep-01         17,557        25,406        11,908
  Oct-01         17,924        25,891        11,868
  Nov-01         17,676        27,877        11,848
  Dec-01         17,563        28,123        11,801
  Jan-02         17,706        27,712        11,829
  Feb-02         17,877        27,177        11,876
  Mar-02         17,581        28,199        11,942
  Apr-02         17,922        26,490        12,009
  May-02         18,074        26,294        12,009
  Jun-02         18,231        24,422        12,016
  Jul-02         18,452        22,517        12,030
  Aug-02         18,764        22,666        12,069
  Sep-02         19,068        20,202        12,090
  Oct-02         18,980        21,980        12,110
  Nov-02         18,974        23,274        12,110
  Dec-02         19,367        21,906        12,084
  Jan-03         19,384        21,332        12,137
  Feb-03         19,652        21,012        12,230
  Mar-03         19,636        21,216        12,304
  Apr-03         19,799        22,964        12,277
  May-03         20,167        24,174        12,257
  Jun-03         20,127        24,484        12,271
  Jul-03         19,451        24,914        12,284
  Aug-03         19,579        25,400        12,331
  Sep-03         20,098        25,131        12,371
  Oct-03         19,911        26,553        12,358
  Nov-03         19,959        26,787        12,324
  Dec-03         20,162        28,191        12,311
  Jan-04         20,324        28,709        12,371
  Feb-04         20,543        29,109        12,438
  Mar-04         20,697        28,669        12,518
  Apr-04         20,159        28,219        12,558
  May-04         20,079        28,605        12,632
  Jun-04         20,193        29,160        12,672
  Jul-04         20,393        28,195        12,652
  Aug-04         20,782        28,308        12,658
  Sep-04         20,839        28,614        12,685
  Oct-04         21,014        29,052        12,752
  Nov-04         20,846        30,228        12,758
  Dec-04         21,037        31,256        12,795

Data shown is past performance and does not guarantee future results.

Source: Ibbotson Associates. The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Returns shown for indices assume reinvestment of all dividends and distributions. Inflation is measured by the Consumer Price Index for all urban consumers. Indices are unmanaged, and individuals cannot invest directly in an index.

This economic and financial market analysis represents the opinions of WM Advisors. It should not be considered as investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

produced a strong post-election rally that continued through year end. Companies in cyclical growth sectors, such as energy and utilities, performed best. At the style level, value stocks outpaced growth stocks, while mid- and small-cap stocks significantly outperformed large-cap stocks.

Starting from historically low short-term interest rates, which effectively created 0% inflation-adjusted interest rates, bond markets were concerned about inflation and Federal Reserve policy shifts, and had a volatile year. The second quarter was one of the worst for the Treasury market since 1980, but in the third quarter, Treasuries rebounded strongly. That exceptional reversal was attributed to concerns that the increase in oil prices, which moved to over $50 per barrel in late September, would curb consumer spending and further reduce growth in an already slowing economy. In the fourth quarter, Treasuries leveled off, shrugging off news about a weakening U.S. dollar, rising short-term interest rates, and an improving U.S. economy.

LOOKING AHEAD

Looking ahead, we continue to be concerned about several factors: global excess capacity, which curtails corporate pricing power; the large federal deficit, which can raise interest rates and curb individual savings; the declining U.S. dollar, which makes U.S. financial assets less attractive; volatile oil prices; and the timing of future interest rate hikes.

Our fixed-income outlook assumes the Federal Reserve (the Fed) will continue its stated policy of gradual short-term interest rate increases. As a result, we expect the yield curve will continue to flatten with short-term rates moving up more than longer-term rates. As the Fed moves to increase short-term interest rates, our long-term interest rate scenario remains positive. Given these competing factors, we are positioned neutrally with respect to interest rate risk. From a sector standpoint, we view mortgages as offering the best value. Mortgages generally do well in a stable to modestly rising interest rate environment. We also believe high-yield securities should continue to benefit from a growing economy.

Our equity outlook is for the economy to continue to grow, but at a slower pace, accompanied by moderate inflation. In this environment, we continue to focus on companies that we believe can generate organic growth and not only pay dividends, but also increase them. In a slow-growth environment, dividends can become a larger component of total return,which makes these companies more attractive.

We also believe an important element of a sustained recovery is higher employment, rather than increases in consumer debt.

DIVERSIFICATION AND RISK MANAGEMENT

As long-term investors,we develop strategies designed to reduce volatility and provide competitive risk-adjusted returns. Unlike many other fund managers, we do not rebalance our Portfolios to static benchmark allocations. Instead, we continually reallocate the Portfolios to future targets to take advantage of changing market conditions. This is how we practice active portfolio management, and we believe it can serve investors well.

To better illustrate how our Portfolio activities transpired over the past year, the chart on the following pages shows portfolio allocation actions over the period as market activities unfolded.

MARKET PERFORMANCE AS OF DECEMBER 31, 2004

                                                      1 Year        5 Year        10 Year
                                                      ------        -------       -------
S&P 500                                               10.87%         -2.30%        12.07%
  Energy                                              31.54%          8.77%        14.15%
  Industrials                                         18.03%          2.78%        13.07%
  Consumer Staples                                     8.16%          4.78%        11.24%
  Telecommunication Services                          19.85%        -14.60%         5.29%
  Utilities                                           24.28%          3.73%         8.16%
  Financials                                          10.89%          7.26%        17.65%
  Health Care                                          1.68%          2.76%        15.01%
  Consumer Discretionary                              13.24%         -0.51%        12.08%
  Materials                                           13.19%          5.22%         8.61%
  Information Technology                               2.56%        -16.17%        13.02%
LEHMAN BROTHERS AGGREGATE BOND INDEX                   4.34%          7.71%         7.72%

Data shown is past performance and does not guarantee future results.

Source: Ibbotson Associates. Equity sectors are represented by S&P 500 sector categories. Returns shown for indices and sectors are annualized returns and assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Economy & Financial Markets: Review & Outlook

VT STRATEGIC ASSET MANAGEMENT (SAM) PORTFOLIOS:
DYNAMIC REALLOCATION PROCESS AT WORK

January - March 2004

- Widened diversification levels to manage risk and participate in cyclical market advances.

- Continued to favor small- and mid-cap stocks while taking profits in small-cap growth stocks to maintain desired diversification.

- Maintained overweightings in traditional value sectors and in cyclically sensitive sectors that could benefit from economic growth.

- Took profits in corporate issues and increased holdings in mortgage-backed bonds.

April - June 2004

- Slightly enhanced equity exposure and decreased bond exposure in certain Portfolios.

- Expanded a position in small-cap value stocks to enhance diversification and provide new investment opportunities within this asset class.

- Added to large-cap growth stocks and decreased positions in large-cap value stocks.

- Slightly decreased corporate bond and high-yield bond holdings in response to a rising interest rate environment.

MAJOR MARKET EVENTS JANUARY 1, 2004 - DECEMBER 31, 2004

                                  [LINE CHART]

 DATE        PX LAST
  1/2/2004  1,108.48
  1/5/2004  1,122.22
  1/6/2004  1,123.67
  1/7/2004  1,126.33
  1/8/2004  1,131.92
  1/9/2004  1,121.86
 1/12/2004  1,127.23
 1/13/2004  1,121.22
 1/14/2004  1,130.52
 1/15/2004  1,132.05
 1/16/2004  1,139.83
 1/20/2004  1,138.77
 1/21/2004  1,147.62
 1/22/2004  1,143.94
 1/23/2004  1,141.55
 1/26/2004  1,155.37
 1/27/2004  1,144.05
 1/28/2004  1,128.48
 1/29/2004  1,134.11
 1/30/2004  1,131.13
  2/2/2004  1,135.26
  2/3/2004  1,136.03
  2/4/2004  1,126.52
  2/5/2004  1,128.59
  2/6/2004  1,142.76
  2/9/2004  1,139.81
 2/10/2004  1,145.54
 2/11/2004  1,157.76
 2/12/2004  1,152.11
 2/13/2004  1,145.81
 2/17/2004  1,156.99
 2/18/2004  1,151.82
 2/19/2004  1,147.06
 2/20/2004  1,144.11
 2/23/2004  1,140.99
 2/24/2004  1,139.09
 2/25/2004  1,143.67
 2/26/2004  1,144.91
 2/27/2004  1,144.94
  3/1/2004  1,155.97
  3/2/2004  1,149.10
  3/3/2004  1,151.04
  3/4/2004  1,154.88
  3/5/2004  1,156.86
  3/8/2004  1,147.20
  3/9/2004  1,140.58
 3/10/2004  1,123.89
 3/11/2004  1,106.78
 3/12/2004  1,120.57
 3/15/2004  1,104.49
 3/16/2004  1,110.70
 3/17/2004  1,123.75
 3/18/2004  1,122.32
 3/19/2004  1,109.78
 3/22/2004  1,095.40
 3/23/2004  1,093.95
 3/24/2004  1,091.33
 3/25/2004  1,109.19
 3/26/2004  1,108.06
 3/29/2004  1,122.47
 3/30/2004  1,127.00
 3/31/2004  1,126.21
  4/1/2004  1,132.17
  4/2/2004  1,141.81
  4/5/2004  1,150.57
  4/6/2004  1,148.16
  4/7/2004  1,140.53
  4/8/2004  1,139.32
 4/12/2004  1,145.20
 4/13/2004  1,129.44
 4/14/2004  1,128.17
 4/15/2004  1,128.84
 4/16/2004  1,134.61
 4/19/2004  1,135.82
 4/20/2004  1,118.15
 4/21/2004  1,124.09
 4/22/2004  1,139.93
 4/23/2004  1,140.60
 4/26/2004  1,135.53
 4/27/2004  1,138.11
 4/28/2004  1,122.41
 4/29/2004  1,113.89
 4/30/2004  1,107.30
  5/3/2004  1,117.49
  5/4/2004  1,119.55
  5/5/2004  1,121.53
  5/6/2004  1,113.99
  5/7/2004  1,098.70
 5/10/2004  1,087.12
 5/11/2004  1,095.45
 5/12/2004  1,097.28
 5/13/2004  1,096.44
 5/14/2004  1,095.70
 5/17/2004  1,084.10
 5/18/2004  1,091.49
 5/19/2004  1,088.68
 5/20/2004  1,089.19
 5/21/2004  1,093.56
 5/24/2004  1,095.41
 5/25/2004  1,113.05
 5/26/2004  1,114.94
 5/27/2004  1,121.28
 5/28/2004  1,120.68
  6/1/2004  1,121.20
  6/2/2004  1,124.99
  6/3/2004  1,116.64
  6/4/2004  1,122.50
  6/7/2004  1,140.42
  6/8/2004  1,142.18
  6/9/2004  1,131.33
 6/10/2004  1,136.47
 6/14/2004  1,125.29
 6/15/2004  1,132.01
 6/16/2004  1,133.56
 6/17/2004  1,132.05
 6/18/2004  1,135.02
 6/21/2004  1,130.30
 6/22/2004  1,134.41
 6/23/2004  1,144.06
 6/24/2004  1,140.65
 6/25/2004  1,134.43
 6/28/2004  1,133.35
 6/29/2004  1,136.20
 6/30/2004  1,140.84

JANUARY 5
One day after Federal Reserve Governor suggests rates should remain low, S&P 500 closes at 1122.22.

JANUARY 14
Commerce Dept. announces that trade deficit shrank to $38 billion in Nov. '03.

JANUARY 28
Fed releases statement that market interprets as moving closer to raising interest rates.

JANUARY 30
Estimates for 4th quarter '03 consumer spending growth released. Down significantly from prior quarter.

FEBRUARY
U.S. dollar falls to record lows against the euro.

FEBRUARY 11
Fed says the economy is continuing to expand. S&P 500 closes at 1157.76.

MARCH 8-15
Terror attack on a train in Madrid, Spain is linked to al Qaeda. S&P 500 begins slide from 1147.20 to 1104.49.

MARCH 16
Fed meeting leaves rates unchanged.

MARCH 25
Corporate profits report strong as economy gains 4.1% in 4th quarter '03.

MAY 3
WM VT Small Cap Value Fund is launched.

MAY 4
Fed keeps short-term interest rates at 1.00%.

MAY 7
Strong employment report fuels speculation that the Fed will raise rates.

JUNE 1 Oil prices spike higher.

JUNE 30
Fed increases short-term interest rates for the first time in 4 years by 1/4 point to 1.25%.


Source: Bloomberg L.P. (S&P 500 data). Indices are unmanaged, and individuals cannot invest directly in an index.

July - September 2004

- Kept diversification levels high to participate in cyclical advances and to manage risk.

- Continued to hold positions in high-yield securities and mortgage-backed issues.

- Maintained positions in cyclically sensitive sectors that could benefit from economic growth.

- Continued to hold non-U.S. stocks to increase diversification.

October - December 2004

- Maintained exposure to small-cap and mid-cap equities, which performed well in the post-election rally.

- Positioned the Portfolios in sectors capable of benefiting from the continuing economic expansion.

- Kept diversification levels high to participate in cyclical advances and to manage risk.

                                  [LINE CHART]

   DATE      PX LAST
  7/1/2004  1,128.94
  7/2/2004  1,125.38
  7/6/2004  1,116.21
  7/7/2004  1,118.33
  7/8/2004  1,109.11
  7/9/2004  1,112.81
 7/12/2004  1,114.35
 7/13/2004  1,115.14
 7/14/2004  1,111.47
 7/15/2004  1,106.69
 7/16/2004  1,101.39
 7/19/2004  1,100.90
 7/20/2004  1,108.67
 7/21/2004  1,093.88
 7/22/2004  1,096.84
 7/23/2004  1,086.20
 7/26/2004  1,084.07
 7/27/2004  1,094.83
 7/28/2004  1,095.42
 7/29/2004  1,100.43
 7/30/2004  1,101.72
  8/2/2004  1,106.62
  8/3/2004  1,099.69
  8/4/2004  1,098.63
  8/5/2004  1,080.70
  8/6/2004  1,063.97
  8/9/2004  1,065.22
 8/10/2004  1,079.04
 8/11/2004  1,075.79
 8/12/2004  1,063.23
 8/13/2004  1,064.80
 8/16/2004  1,079.34
 8/17/2004  1,081.71
 8/18/2004  1,095.17
 8/19/2004  1,091.23
 8/20/2004  1,098.35
 8/23/2004  1,095.68
 8/24/2004  1,096.19
 8/25/2004  1,104.96
 8/26/2004  1,105.09
 8/27/2004  1,107.77
 8/30/2004  1,099.15
 8/31/2004  1,104.24
  9/1/2004  1,105.91
  9/2/2004  1,118.31
  9/3/2004  1,113.63
  9/7/2004  1,121.30
  9/8/2004  1,116.27
  9/9/2004  1,118.38
 9/10/2004  1,123.92
 9/13/2004  1,125.82
 9/14/2004  1,128.33
 9/15/2004  1,120.37
 9/16/2004  1,123.50
 9/17/2004  1,128.55
 9/20/2004  1,122.20
 9/21/2004  1,129.30
 9/22/2004  1,113.56
 9/23/2004  1,108.36
 9/24/2004  1,110.11
 9/27/2004  1,103.52
 9/28/2004  1,110.06
 9/29/2004  1,114.80
 9/30/2004  1,114.58
 10/1/2004  1,131.50
 10/4/2004  1,135.17
 10/5/2004  1,134.48
 10/6/2004  1,142.05
 10/7/2004  1,130.65
 10/8/2004  1,122.14
10/11/2004  1,124.39
10/12/2004  1,121.84
10/13/2004  1,113.65
10/14/2004  1,103.29
10/15/2004  1,108.20
10/18/2004  1,114.02
10/19/2004  1,103.23
10/20/2004  1,103.66
10/21/2004  1,106.49
10/22/2004  1,095.74
10/25/2004  1,094.81
10/26/2004  1,111.09
10/27/2004  1,125.40
10/28/2004  1,127.44
10/29/2004  1,130.20
 11/1/2004  1,130.51
 11/2/2004  1,130.54
 11/3/2004  1,143.20
 11/4/2004  1,161.67
 11/5/2004  1,166.17
 11/8/2004  1,164.89
 11/9/2004  1,164.08
11/10/2004  1,162.91
11/11/2004  1,173.48
11/12/2004  1,184.17
11/15/2004  1,183.81
11/16/2004  1,175.43
11/17/2004  1,181.94
11/18/2004  1,183.55
11/19/2004  1,170.34
11/22/2004  1,177.24
11/23/2004  1,176.94
11/24/2004  1,181.76
11/26/2004  1,182.65
11/29/2004  1,178.57
11/30/2004  1,173.82
 12/1/2004  1,191.37
 12/2/2004  1,190.33
 12/3/2004  1,191.17
 12/6/2004  1,190.25
 12/7/2004  1,177.07
 12/8/2004  1,182.81
 12/9/2004  1,189.24
12/10/2004  1,188.00
12/13/2004  1,198.68
12/14/2004  1,203.38
12/15/2004  1,205.72
12/16/2004  1,203.21
12/17/2004  1,194.22
12/20/2004  1,194.65
12/21/2004  1,205.45
12/22/2004  1,209.57
12/23/2004  1,210.13
12/27/2004  1,204.92
12/28/2004  1,213.54
12/29/2004  1,213.45
12/30/2004  1,213.55
12/31/2004  1,211.92

AUGUST 10
Fed hikes rates again by 1/4 point.

SEPTEMBER 21
Fed raises rates for third time this year to 1.75%. Says it will continue tightening policy at a "measured" pace.

SEPTEMBER 27
Fannie Mae reaches agreement with its regulator to address improper accounting procedures.

SEPTEMBER 28 Oil hits $50 per barrel.

OCTOBER 22
Oil prices climb to over $56 per barrel.

OCTOBER 29
Estimates for 3rd quarter '04 consumer spending growth released. Up strongly from prior quarter.

NOVEMBER
Oil prices decline.

NOVEMBER 2
President George W. Bush re-elected.

NOVEMBER 10
Fed raises interest rates by 1/4 point to 2.00%

DECEMBER
U.S. consumer confidence hits 5-month high.

DECEMBER 14
For the fifth time this year, the Fed raises rates by 1/4 point. Fed funds rate ends 2004 at 2.25%.

DECEMBER 21
Fannie Mae ousts senior executives over accounting irregularities.

DECEMBER 28
Euro hits all-time high against U.S. dollar.

DECEMBER 29
National Association of Realtors announces record high sales of existing homes in November.

DECEMBER 31
S&P 500 closes at 1211.92.

Source: Bloomberg L.P. (S&P 500 data). Indices are unmanaged, and individuals cannot invest directly in an index.

Our SAM Process And Asset Allocation Team

OUR 3-STEP PROCESS FOR ACTIVE ASSET ALLOCATION

The five WM VT Strategic Asset Management (SAM) Portfolios are constructed and managed according to a highly disciplined and dynamic process:

STEP 1:

SETTING LONG-TERM ASSET ALLOCATION TARGETS FOR EACH PORTFOLIO.

Extensive research into risk and asset classes forms the basis for strategic decisions about each Portfolio's long-term asset allocation policies. This research involves analyzing historical and projected risk, return, and correlation between asset classes. The results help position the Portfolios to maximize the potential for returns at their assigned risk level.

WM ADVISORS

Asset Allocation Team

[LOGO]

[PHOTO OF RANDALL L. YOAKUM]

RANDALL L. YOAKUM, CFA

Chief Investment Strategist and Senior
Co-Portfolio Manager of the VT SAM Portfolios

Mr. Yoakum currently serves as chairman of the Asset Allocation Team and works closely with Mr. Meighan and Mr. Pokrzywinski in establishing economic strategy. He was instrumental in developing the investment policies at WM Advisors from 1987 to 1994, as well as after rejoining the company in 1999. His investment management experience dates back to 1984. He holds the Chartered Financial Analyst designation and has a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University.

[PHOTO OF MICHAEL D. MEIGHAN]

MICHAEL D. MEIGHAN, CFA

Co-Portfolio Manager of the VT SAM Portfolios

Mr. Meighan oversees the Team analysts and works collaboratively with Mr. Yoakum and Mr. Pokrzywinski in developing the asset allocation and investment outlook for the Portfolios as well as formulating economic strategy. Mr. Meighan has been instrumental in developing the current investment policy for the Portfolios since joining WM Advisors in 1999. His investment management experience dates back to 1994. He holds the Chartered Financial Analyst designation and has a B.S. from Santa Clara University and an M.B.A. from Gonzaga University.

STEP 2:

DEVELOPING A NEAR-TERM INVESTMENT OUTLOOK THAT DETERMINES HOW MUCH RISK EACH PORTFOLIO SHOULD TAKE.

Research into dozens of global and domestic market forces shapes the Asset Allocation Team's outlook for the economy and capital markets. This view of investment conditions determines the Team's tactical decisions about each Portfolio's exact equity and fixed-income allocations.

Here are just some of the criteria tracked for this step:

Federal Reserve monetary    Government budget       State and federal fiscal
 policy                      deficits                policy
Consumer debt               Tax policy              Trade pacts
Corporate profits           Demographic trends      Interest rate changes
Elections                   Mortgage demand         Business confidence
Employment trends           Business spending       Geopolitical risks
Consumer spending           Inflationary pressures  Wage and payroll trends
Currency flows              Housing trends          Investment flows
Commodity prices            GDP growth              Import prices
Yield spreads               Historical financial    Factory capacity utilization
Stock market volume          market returns         Market capitalization
Capital goods expenditures  Inventories              relative values
Historical asset class      Investor psychology     Productivity growth
 returns                    Technology trends       Asset class correlations
Cyclical and secular        Risk-return             Business activity
 economic trends             characteristics        Performance attribution by
Volatility analysis         Stock valuations         allocation and sector
Consumer confidence

STEP 3:

CONSTRUCTING EACH PORTFOLIO'S SPECIFIC MIX OF ASSET CLASSES.

The Team refines its tactical decisions by examining hundreds of possible Portfolio compositions. Combinations of equity styles, sectors, and capitalizations, as well as bond ratings and maturity structures, are analyzed before each Portfolio is built.

CONTINUOUS ACTIVE MANAGEMENT

Once the Portfolios are constructed, the Team continually monitors and reallocates them to take advantage of changing investment conditions -- unlike many funds of funds that are only periodically rebalanced to static models. We also repeatedly test the Portfolios' structure by assessing how fund allocations and holdings affect performance. This dynamic process works toward optimizing the Portfolios for building long-term investment value.

[PHOTO OF GARY J. POKRZYWINSKI]

GARY J. POKRZYWINSKI, CFA

Head of Investments and Senior Portfolio Manager

Mr. Pokrzywinski helps develop the outlook and policy for the fixed-income assets within the Portfolios. He is also instrumental in developing economic strategy with Mr. Yoakum and Mr. Meighan. Mr. Pokrzywinski joined WM Advisors in 1992 and currently manages the WM VT Income Fund and WM High Yield Fund. He holds the Chartered Financial Analyst designation and has a B.B.A. from the University of Wisconsin.

[PHOTO OF CHARLES D. AVERILL]

CHARLES D. AVERILL, CFA

Senior Quantitative Analyst

Mr. Averill is dedicated to the Asset Allocation Team as a Senior Quantitative Analyst. His responsibilities include the ongoing analysis of both the current and potential fund holdings, as well as the structural model underlying the asset allocation process. To help examine the performance of the VT SAM Portfolios' holdings, he also develops performance attribution procedures. Mr. Averill holds the Chartered Financial Analyst designation and has been with WM Advisors since 1990. Before joining the firm, he taught economics at Gonzaga University and worked as a newspaper editor. He has a B.A. in Economics from Reed College and an M.A. in Economics from Princeton University.

[PHOTO OF NICOLE VERBRUGGHE]

NICOLE VERBRUGGHE, CFA

Quantitative Analyst

Ms. Verbrugghe works with the Asset Allocation Team as a Quantitative Analyst. She gathers and analyzes economic data in order to track indicators that specifically affect the VT SAM Portfolios. She continually reviews holdings and performance characteristics of the underlying funds and assesses how the weighting of each fund influences the five Portfolios' investment policies and goals. Ms. Verbrugghe joined WM Advisors in 2001 and holds the Chartered Financial Analyst designation. Before joining the Asset Allocation Team, Ms. Verbrugghe worked for 12 years in financial accounting and analysis. She holds a B.A. in Mathematics from Whitman College.

VT Flexible Income Portfolio

ANNUAL TOTAL RETURNS(1)

Class 1 shares
(Calendar Year)
2004                   +6.47%
2003                  +13.30%
2002                   +2.14%
2001                   +4.84%
2000                   +5.79%
1999                   +8.58%
1998                  +11.75%

INVESTMENT STRATEGY

As of December 31, 2004, the WM VT Strategic Asset Management (SAM) Flexible Income Portfolio was diversified among 12 funds representing 13 major asset classes. This structure allows the Portfolio to manage risk through allocations among the underlying WM Funds. The Portfolio held a 26%/74% equity-to-fixed-income ratio at the end of the year, but made several adjustments earlier in the period that allowed it to benefit from strong performance in certain stock and bond sectors. The Portfolio's underlying WM Funds all made positive contributions to performance for the year.

While the Federal Reserve raised short-term interest rates five times during 2004, yields on short-term notes rose and yields on longer-term bonds fell from their peaks. During the first and second quarters of this year, the Portfolio trimmed corporate bond positions by reducing exposure to the WM VT Income Fund and WM High Yield Fund, and built positions in mortgage securities

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2004

                                                        1 Year     5 Year     Since Inception     Inception Date
                                                        ------     ------     ---------------     --------------
CLASS 1 SHARES                                           6.47%      6.44%           7.50%              9/9/97
CLASS 2 SHARES                                           6.24%         -            6.74%             11/6/01
Lehman Brothers Aggregate Bond Index(2)                  4.34%      7.71%           6.91%
S&P 500(2)                                              10.87%     -2.30%           5.72%
Capital Market Benchmark(2)                              5.67%      5.90%           6.94%

                                   LEHMAN
           CLASS                  BROTHERS       CAPITAL
             1                    AGGREGATE       MARKET
 DATE      SHARES    S&P 500(2)  BOND INDEX(2)  BENCHMARK(2)
Aug-97     10,000     10,000       10,000         10,000
Sep-97     10,110     10,548       10,148         10,228
Oct-97     10,110     10,196       10,295         10,278
Nov-97     10,140     10,668       10,343         10,411
Dec-97     10,231     10,851       10,447         10,530
Jan-98     10,350     10,972       10,581         10,662
Feb-98     10,541     11,763       10,572         10,809
Mar-98     10,650     12,365       10,608         10,950
Apr-98     10,721     12,490       10,663         11,018
May-98     10,741     12,275       10,765         11,064
Jun-98     10,872     12,773       10,856         11,229
Jul-98     10,832     12,638       10,879         11,223
Aug-98     10,471     10,811       11,056         11,045
Sep-98     10,772     11,504       11,315         11,393
Oct-98     10,962     12,439       11,255         11,529
Nov-98     11,173     13,193       11,319         11,722
Dec-98     11,433     13,952       11,353         11,885
Jan-99     11,624     14,536       11,434         12,051
Feb-99     11,453     14,084       11,234         11,808
Mar-99     11,681     14,647       11,295         11,954
Apr-99     11,925     15,214       11,332         12,077
May-99     11,804     14,855       11,232         11,935
Jun-99     11,951     15,679       11,196         12,036
Jul-99     11,848     15,190       11,149         11,921
Aug-99     11,797     15,114       11,143         11,904
Sep-99     11,854     14,700       11,273         11,949
Oct-99     12,020     15,630       11,314         12,136
Nov-99     12,175     15,948       11,313         12,184
Dec-99     12,416     16,887       11,259         12,280
Jan-00     12,280     16,039       11,222         12,124
Feb-00     12,437     15,736       11,357         12,196
Mar-00     12,720     17,275       11,507         12,563
Apr-00     12,603     16,755       11,474         12,459
May-00     12,529     16,412       11,468         12,403
Jun-00     12,737     16,815       11,707         12,671
Jul-00     12,737     16,553       11,813         12,724
Aug-00     13,082     17,581       11,985         13,029
Sep-00     13,041     16,653       12,060         12,958
Oct-00     13,064     16,583       12,140         13,015
Nov-00     12,878     15,276       12,339         12,981
Dec-00     13,134     15,351       12,568         13,187
Jan-01     13,565     15,896       12,773         13,452
Feb-01     13,366     14,446       12,884         13,300
Mar-01     13,205     13,532       12,949         13,184
Apr-01     13,361     14,583       12,894         13,345
May-01     13,484     14,681       12,972         13,427
Jun-01     13,510     14,324       13,021         13,403
Jul-01     13,656     14,184       13,313         13,617
Aug-01     13,622     13,296       13,466         13,572
Sep-01     13,374     12,222       13,622         13,478
Oct-01     13,633     12,455       13,907         13,755
Nov-01     13,734     13,410       13,715         13,814
Dec-01     13,768     13,528       13,627         13,767
Jan-02     13,768     13,331       13,737         13,816
Feb-02     13,779     13,073       13,871         13,870
Mar-02     13,836     13,565       13,640         13,790
Apr-02     13,847     12,743       13,905         13,837
May-02     13,904     12,649       14,023         13,910
Jun-02     13,701     11,748       14,145         13,809
Jul-02     13,486     10,832       14,316         13,727
Aug-02     13,655     10,903       14,558         13,930
Sep-02     13,531      9,718       14,794         13,808
Oct-02     13,746     10,573       14,726         14,000
Nov-02     14,008     11,196       14,722         14,161
Dec-02     14,064     10,538       15,026         14,229
Jan-03     14,086     10,262       15,040         14,165
Feb-03     14,154     10,108       15,247         14,278
Mar-03     14,210     10,206       15,235         14,296
Apr-03     14,595     11,047       15,362         14,627
May-03     15,049     11,629       15,647         14,998
Jun-03     15,132     11,778       15,616         15,013
Jul-03     14,923     11,985       15,091         14,662
Aug-03     15,052     12,219       15,191         14,797
Sep-03     15,295     12,089       15,594         15,079
Oct-03     15,493     12,773       15,449         15,138
Nov-03     15,609     12,886       15,486         15,194
Dec-03     15,935     13,561       15,644         15,477
Jan-04     16,157     13,811       15,769         15,633
Feb-04     16,284     14,003       15,939         15,811
Mar-04     16,343     13,791       16,059         15,859
Apr-04     15,995     13,575       15,641         15,480
May-04     15,971     13,761       15,579         15,472
Jun-04     16,159     14,028       15,667         15,602
Jul-04     16,100     13,563       15,822         15,622
Aug-04     16,317     13,617       16,125         15,874
Sep-04     16,438     13,765       16,168         15,942
Oct-04     16,582     13,975       16,304         16,098
Nov-04     16,727     14,541       16,174         16,126
Dec-04     16,967     15,036       16,322         16,355

1 The Portfolio's performance through 12/31/99 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 20% S&P 500 and 80% Lehman Brothers Aggregate Bond Index. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 8/31/97. Indices are unmanaged, and individuals cannot invest directly in an index.

3 Performance of Class 2 shares (offered as of 11/01) will differ.

by increasing exposure to the WM VT U.S. Government Securities Fund.

In May 2004, we launched the new WM VT Small Cap Value Fund, which provides a way to further diversify the Portfolio's holdings among undervalued small-cap assets. For the year, small-cap and mid-cap stocks performed better than large-cap stocks, while value outperformed growth. The WM VT Small Cap Value Fund posted strong returns relative to the other underlying WM VT Equity Funds for the period.

The Portfolio also benefited from real estate holdings in the WM VT REIT Fund, which is part of the Portfolio's overweighted position in value securities. This Fund closed the year with the highest performance of all the underlying WM VT Funds.

Looking forward, we believe the economy has entered the self-sustaining phase of the current recovery, but we feel any benefits may be muted by longer-term challenges. Although the re-election of President George W. Bush removed some degree of market uncertainty in the short term, secular forces remain that could curtail future economic growth. These include the large federal deficit and current account imbalance, overspent consumers, and a low level of personal savings. Corporate profitability and price-to-earnings ratios may be difficult to increase in this low-growth environment. This combination of factors has caused us to remain conservative and focus on diversification and risk management to pursue long-term investment objectives.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2004

Equity/Fixed-Income Allocation:(4)                               26% Equity/74% Fixed-Income
Weighted Average Market Capitalization (Equities):               $61.8 billion
Weighted Average P/E (Equities):(5)                              17.0
Beta:(6)                                                         0.18
Portfolio Standard Deviation:(7)                                 3.90
S&P 500 Standard Deviation:(7)                                   15.81
Turnover:                                                        5%
Number of Securities:(8)                                         1,204
Total Net Assets:                                                $216.8 million

ASSET CLASS DIVERSIFICATION (4)

                                         As of         As of
                                       12/31/04      12/31/03      Change
                                       --------      --------      ------
Mortgage- & Asset-Backed Bonds           34%           30%          +4%
Investment-Grade Corporate Bonds         22%           22%           0%
High-Yield Corporate Bonds                8%            9%          -1%
U.S. Large-Cap Growth Stocks              7%            5%          +2%
U.S. Large-Cap Value Stocks               7%            8%          -1%
U.S. Government Securities                6%            7%          -1%
U.S. Mid-Cap Value Stocks                 4%            3%          +1%
Convertible Securities                    2%            3%          -1%
REITs                                     2%            2%           0%
U.S. Mid-Cap Growth Stocks                2%            3%          -1%
U.S. Small-Cap Growth Stocks              1%            2%          -1%
U.S. Small-Cap Value Stocks               1%            1%           0%
Cash Equivalents                          4%            5%          -1%

4   May not reflect current allocations.

5   Based on estimated earnings.

6 Source: Lipper, Inc. Beta is a quantitative measure of the Portfolio's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/04.

7 Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the historical fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/04, and Portfolio results are for Class 1 shares.

8 Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

VT CONSERVATIVE BALANCED PORTFOLIO*

ANNUAL TOTAL RETURNS(1)

Class 1 shares
(Calendar Year)
2004           +8.21%
2003          +17.09%
2002           -2.26%
2001           +2.40%
2000           +5.03%
1999           +1.88%

*As of 8/1/00, the VT Income Portfolio became the VT Conservative Balanced Portfolio, and the Portfolio's objectives and strategies changed. This information should be considered when reviewing past performance. Please review the prospectus for detailed information.

INVESTMENT STRATEGY

As of December 31, 2004, the WM VT Strategic Asset Management (SAM) Conservative Balanced Portfolio was diversified among 13 funds representing 14 major asset classes. This structure allows the Portfolio to manage risk through allocations in the underlying WM Funds. The Portfolio held a 40%/60% equity-to-fixed-income ratio during the first half of the year, but made several adjustments that allowed it to benefit from strong performance in certain stock and bond sectors. The Portfolio's underlying WM Funds all made positive contributions to performance for the year.

While the Federal Reserve raised short-term interest rates five times during 2004, yields on short-term notes rose and yields on longer-term bonds fell from their peaks. During the first and second quarters of this year, the Portfolio trimmed corporate bond positions by reducing exposure to the WM VT Income Fund and WM High Yield Fund, and built larger positions in mortgage

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2004

                                            1 Year    5 Year    Since Inception    Inception Date
                                            ------    ------    ---------------    --------------
CLASS 1 SHARES                               8.21%     5.90%         5.32%             4/23/98
CLASS 2 SHARES                               7.88%        -          7.17%             11/6/01
Lehman Brothers Aggregate Bond Index(2)      4.34%     7.71%         6.59%
S&P 500(2)                                  10.87%    -2.30%         2.82%
Capital Market Benchmark(2)                  6.99%     3.99%         5.49%


                                   LEHMAN
            CLASS                 BROTHERS       CAPITAL
              1                   AGGREGATE       MARKET
 DATE       SHARES   S&P 500(2)  BOND INDEX(2)  BENCHMARK(2)
Mar-98     10,000
Apr-98     10,000     10,000        10,000        10,000
May-98     10,090      9,828        10,095         9,988
Jun-98     10,163     10,227        10,181        10,201
Jul-98     10,183     10,119        10,202        10,170
Aug-98     10,233      8,655        10,368         9,681
Sep-98     10,383      9,210        10,611        10,065
Oct-98     10,323      9,959        10,555        10,361
Nov-98     10,404     10,563        10,615        10,648
Dec-98     10,423     11,171        10,647        10,912
Jan-99     10,493     11,638        10,722        11,141
Feb-99     10,363     11,276        10,535        10,886
Mar-99     10,446     11,727        10,593        11,096
Apr-99     10,538     12,181        10,627        11,289
May-99     10,497     11,893        10,533        11,124
Jun-99     10,472     12,553        10,499        11,349
Jul-99     10,482     12,162        10,455        11,179
Aug-99     10,461     12,101        10,450        11,153
Sep-99     10,568     11,769        10,571        11,109
Oct-99     10,600     12,514        10,610        11,414
Nov-99     10,621     12,768        10,609        11,507
Dec-99     10,619     13,521        10,558        11,745
Jan-00     10,597     12,842        10,524        11,485
Feb-00     10,694     12,599        10,651        11,482
Mar-00     10,787     13,831        10,792        12,023
Apr-00     10,787     13,415        10,760        11,857
May-00     10,744     13,140        10,755        11,756
Jun-00     10,918     13,463        10,979        12,018
Jul-00     10,995     13,253        11,078        12,009
Aug-00     11,360     14,076        11,239        12,411
Sep-00     11,251     13,333        11,310        12,196
Oct-00     11,217     13,277        11,385        12,224
Nov-00     10,905     12,231        11,571        11,959
Dec-00     11,153     12,291        11,787        12,116
Jan-01     11,581     12,727        11,979        12,406
Feb-01     11,255     11,566        12,083        12,018
Mar-01     11,012     10,834        12,143        11,750
Apr-01     11,285     11,676        12,092        12,086
May-01     11,399     11,754        12,165        12,162
Jun-01     11,422     11,469        12,211        12,071
Jul-01     11,456     11,356        12,485        12,186
Aug-01     11,342     10,645        12,628        11,965
Sep-01     10,956      9,785        12,775        11,662
Oct-01     11,171      9,972        13,042        11,898
Nov-01     11,365     10,737        12,862        12,165
Dec-01     11,422     10,831        12,779        12,161
Jan-02     11,364     10,673        12,883        12,149
Feb-02     11,319     10,467        13,008        12,126
Mar-02     11,456     10,861        12,792        12,187
Apr-02     11,376     10,203        13,040        12,034
May-02     11,399     10,127        13,151        12,060
Jun-02     11,128      9,406        13,265        11,779
Jul-02     10,819      8,672        13,426        11,498
Aug-02     10,934      8,730        13,653        11,645
Sep-02     10,635      7,781        13,874        11,251
Oct-02     10,922      8,465        13,810        11,616
Nov-02     11,233      8,964        13,806        11,888
Dec-02     11,164      8,437        14,092        11,756
Jan-03     11,153      8,216        14,104        11,639
Feb-03     11,164      8,093        14,299        11,666
Mar-03     11,199      8,171        14,288        11,706
Apr-03     11,601      8,845        14,406        12,150
May-03     12,048      9,311        14,674        12,541
Jun-03     12,135      9,430        14,645        12,590
Jul-03     12,053      9,596        14,153        12,425
Aug-03     12,194      9,783        14,246        12,571
Sep-03     12,358      9,679        14,624        12,718
Oct-03     12,628     10,227        14,488        12,936
Nov-03     12,745     10,317        14,522        13,001
Dec-03     13,074     10,858        14,671        13,353
Jan-04     13,284     11,057        14,788        13,516
Feb-04     13,413     11,211        14,948        13,678
Mar-04     13,448     11,042        15,060        13,657
Apr-04     13,132     10,868        14,668        13,358
May-04     13,156     11,017        14,609        13,400
Jun-04     13,345     11,231        14,693        13,550
Jul-04     13,201     10,859        14,838        13,451
Aug-04     13,357     10,903        15,122        13,627
Sep-04     13,489     11,021        15,162        13,708
Oct-04     13,644     11,189        15,290        13,861
Nov-04     13,872     11,642        15,167        14,019
Dec-04     14,147     12,038        15,307        14,287

1 The Portfolio's performance through 12/31/03 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 40% S&P 500 and 60% Lehman Brothers Aggregate Bond Index. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 4/30/98. Indices are unmanaged, and individuals cannot invest directly in an index.

3 Performance of Class 2 shares (offered as of 11/01) will differ.

securities by increasing exposure to the WM VT U.S. Government Securities Fund.

In May 2004, we launched the new WM VT Small Cap Value Fund, which provides a way to further diversify the Portfolio's holdings among undervalued small-cap assets. For the year, small-cap and mid-cap stocks performed better than large-cap stocks, while value outperformed growth. The WM VT Small Cap Value Fund posted strong returns relative to the other underlying WM VT Equity Funds for the period.

The Portfolio also benefited from real estate holdings in the WM VT REIT Fund, which is part of the Portfolio's overweighted position in value securities. This Fund closed the year with the highest performance of all the underlying WM VT Funds.

Looking forward,we believe the economy has entered the self-sustaining phase of the current recovery, but we feel any benefits may be muted by longer-term challenges. Although the re-election of President George W. Bush removed some degree of market uncertainty in the short term, secular forces remain that could curtail future economic growth. These include the large federal deficit and current account imbalance, overspent consumers, and a low level of personal savings. Corporate profitability and price-to-earnings ratios may be difficult to increase in this low-growth environment. This combination of factors has caused us to remain conservative and focus on diversification and risk management to pursue long-term investment objectives.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2004

Equity/Fixed-Income Allocation:(4)                        43% Equity/57% Fixed-Income
Weighted Average Market Capitalization (Equities):        $59.2 billion
Weighted Average P/E (Equities):(5)                       17.0
Beta:(6)                                                  0.33
Portfolio Standard Deviation:(7)                          5.59
S&P 500 Standard Deviation:(7)                            15.81
Turnover:                                                 1%
Number of Securities:(8)                                  1,442
Total Net Assets:                                         $61.3 million

ASSET CLASS DIVERSIFICATION(4)

                                          As of        As of
                                        12/31/04     12/31/03     Change
                                        --------     --------     ------
Mortgage- & Asset-Backed Bonds             27%          25%         +2%
Investment-Grade Corporate Bonds           15%          16%         -1%
U.S. Large-Cap Value Stocks                11%          11%          0%
U.S. Large-Cap Growth Stocks                9%           8%         +1%
High-Yield Corporate Bonds                  7%           8%         -1%
U.S. Government Securities                  5%           5%          0%
U.S. Mid-Cap Value Stocks                   5%           5%          0%
Foreign Stocks                              4%           3%         +1%
U.S. Mid-Cap Growth Stocks                  4%           4%          0%
REITs                                       3%           3%          0%
Convertible Securities                      2%           3%         -1%
U.S. Small-Cap Growth Stocks                2%           3%         -1%
U.S. Small-Cap Value Stocks                 2%           1%         +1%
Cash Equivalents                            4%           5%         -1%

4 May not reflect current allocations.

5 Based on estimated earnings.

6 Source: Lipper, Inc. Beta is a quantitative measure of the Portfolio's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/04.

7 Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the historical fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/04, and Portfolio results are for Class 1 shares.

8 Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

VT Balanced Portfolio

ANNUAL TOTAL RETURNS(1)

Class 1 shares
(Calendar Year)
2004         +10.12%
2003         +22.74%
2002          -8.78%
2001          +0.13%
2000          +0.49%
1999         +27.71%
1998         +17.18%

INVESTMENT STRATEGY

As of December 31, 2004, the WM VT Strategic Asset Management (SAM) Balanced Portfolio was diversified among 13 funds representing 14 major asset classes. This structure allows the Portfolio to manage risk through allocations in the underlying WM Funds. The Portfolio held a 61%/39% equity-to-fixed-income ratio during most of the year, but made several adjustments that allowed it to benefit from strong performance in certain stock and bond sectors. The Portfolio's underlying WM Funds all made positive contributions to performance for the year.

In May 2004, we launched the new WM VT Small Cap Value Fund, which provides a way to further diversify the Portfolio's holdings among undervalued small-cap assets. For the year, small-cap stocks performed better than large-cap stocks, while value outperformed growth. As a result of this sector's performance, as well as the Fund's advantageous stock picking, the WM VT Small Cap Value Fund posted strong returns

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2004

                                               1 Year      5 Year     Since Inception    Inception Date
                                               ------      ------     ---------------    --------------
CLASS 1 SHARES                                 10.12%       4.41%          9.16%             6/3/97
CLASS 2 SHARES                                  9.83%          -           7.58%            11/6/01
Lehman Brothers Aggregate Bond Index(2)         4.34%       7.71%          7.10%
S&P 500(2)                                     10.87%      -2.30%          6.40%
Capital Market Benchmark(2)                     8.29%       1.98%          7.09%

                                  LEHMAN
           CLASS                 BROTHERS       CAPITAL
             1                   AGGREGATE       MARKET
 DATE      SHARES   S&P 500(2)  BOND INDEX(2)  BENCHMARK(2)
May-97     10,000    10,000        10,000        10,000
Jun-97     10,190    10,446        10,119        10,315
Jul-97     10,680    11,275        10,392        10,917
Aug-97     10,350    10,648        10,304        10,516
Sep-97     10,700    11,232        10,456        10,924
Oct-97     10,390    10,857        10,608        10,769
Nov-97     10,390    11,360        10,657        11,087
Dec-97     10,470    11,555        10,764        11,247
Jan-98     10,599    11,683        10,902        11,380
Feb-98     11,109    12,526        10,893        11,869
Mar-98     11,409    13,167        10,931        12,250
Apr-98     11,579    13,300        10,987        12,349
May-98     11,439    13,071        11,092        12,269
Jun-98     11,654    13,602        11,186        12,610
Jul-98     11,533    13,458        11,210        12,541
Aug-98     10,376    11,512        11,392        11,535
Sep-98     10,718    12,250        11,659        12,086
Oct-98     11,181    13,245        11,597        12,651
Nov-98     11,654    14,048        11,663        13,139
Dec-98     12,267    14,857        11,698        13,609
Jan-99     12,689    15,478        11,781        13,989
Feb-99     12,397    14,997        11,575        13,631
Mar-99     12,927    15,597        11,639        13,988
Apr-99     13,409    16,200        11,676        14,331
May-99     13,101    15,818        11,573        14,077
Jun-99     13,625    16,696        11,536        14,528
Jul-99     13,459    16,175        11,488        14,231
Aug-99     13,448    16,094        11,482        14,186
Sep-99     13,577    15,653        11,615        14,018
Oct-99     14,027    16,644        11,658        14,571
Nov-99     14,611    16,982        11,657        14,748
Dec-99     15,664    17,982        11,601        15,241
Jan-00     15,349    17,079        11,563        14,761
Feb-00     15,915    16,757        11,703        14,665
Mar-00     16,432    18,395        11,857        15,604
Apr-00     15,956    17,842        11,823        15,304
May-00     15,691    17,476        11,817        15,113
Jun-00     16,027    17,906        12,063        15,462
Jul-00     15,844    17,627        12,172        15,374
Aug-00     16,562    18,721        12,349        16,036
Sep-00     16,244    17,733        12,427        15,568
Oct-00     16,158    17,658        12,509        15,569
Nov-00     15,371    16,267        12,714        14,936
Dec-00     15,738    16,346        12,950        15,091
Jan-01     16,509    16,927        13,161        15,511
Feb-01     15,728    15,383        13,276        14,717
Mar-01     15,186    14,409        13,342        14,187
Apr-01     15,776    15,529        13,286        14,824
May-01     15,996    15,633        13,366        14,919
Jun-01     16,033    15,253        13,417        14,723
Jul-01     15,930    15,104        13,717        14,769
Aug-01     15,613    14,158        13,875        14,281
Sep-01     14,751    13,014        14,036        13,656
Oct-01     15,090    13,263        14,329        13,926
Nov-01     15,566    14,280        14,132        14,490
Dec-01     15,759    14,406        14,041        14,529
Jan-02     15,521    14,195        14,155        14,450
Feb-02     15,339    13,921        14,292        14,338
Mar-02     15,736    14,445        14,055        14,566
Apr-02     15,397    13,569        14,328        14,150
May-02     15,363    13,469        14,449        14,135
Jun-02     14,804    12,510        14,575        13,580
Jul-02     14,097    11,534        14,751        13,011
Aug-02     14,224    11,610        15,001        13,150
Sep-02     13,553    10,348        15,244        12,378
Oct-02     14,109    11,259        15,174        13,010
Nov-02     14,676    11,922        15,169        13,467
Dec-02     14,375    11,221        15,483        13,104
Jan-03     14,258    10,927        15,497        12,902
Feb-03     14,177    10,763        15,711        12,857
Mar-03     14,200    10,868        15,698        12,928
Apr-03     14,917    11,763        15,829        13,610
May-03     15,658    12,383        16,123        14,142
Jun-03     15,829    12,541        16,091        14,240
Jul-03     15,888    12,762        15,550        14,199
Aug-03     16,148    13,011        15,653        14,402
Sep-03     16,266    12,873        16,068        14,462
Oct-03     16,847    13,602        15,918        14,899
Nov-03     17,072    13,721        15,956        14,991
Dec-03     17,641    14,440        16,119        15,524
Jan-04     17,985    14,706        16,248        15,744
Feb-04     18,186    14,911        16,423        15,944
Mar-04     18,186    14,685        16,547        15,847
Apr-04     17,735    14,455        16,116        15,533
May-04     17,831    14,653        16,052        15,635
Jun-04     18,157    14,937        16,143        15,853
Jul-04     17,771    14,443        16,303        15,601
Aug-04     17,939    14,501        16,615        15,757
Sep-04     18,169    14,657        16,660        15,876
Oct-04     18,411    14,881        16,799        16,075
Nov-04     18,930    15,484        16,665        16,414
Dec-04     19,426    16,011        16,818        16,810

1 The Portfolio's performance through 12/31/98 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 5/31/97. Indices are unmanaged, and individuals cannot invest directly in an index.

3 Performance of Class 2 shares (offered as of 11/01) will differ.

relative to the other underlying WM VT Equity Funds for the period.

The Portfolio also benefited from real estate holdings in the WM VT REIT Fund, which is part of the Portfolio's overweighted position in value securities. This Fund closed the year with the highest performance of all the underlying WM VT Funds.

During the first and second quarters of this year, the Portfolio trimmed corporate bond positions by reducing exposure to the WM VT Income Fund and WM High Yield Fund, and built positions in mortgage securities by increasing exposure to the WM VT U.S. Government Securities Fund. Mortgages can provide favorable opportunities in the current interest rate environment.

Looking forward, we believe the economy has entered the self-sustaining phase of the current recovery, but we feel any benefits may be muted by longer-term challenges. Although the re-election of President George W. Bush removed some degree of market uncertainty in the short term, secular forces remain that could curtail future economic growth. These include the large federal deficit and current account imbalance, overspent consumers, and a low level of personal savings. Corporate profitability and price-to-earnings ratios may be difficult to increase in this low-growth environment. This combination of factors has caused us to remain conservative and focus on diversification and risk management to pursue long-term investment objectives.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2004

Equity/Fixed-Income Allocation:(4)                     62% Equity/38% Fixed-Income
Weighted Average Market Capitalization (Equities):     $58.6 billion
Weighted Average P/E (Equities):(5)                    17.0
Beta:(6)                                               0.54
Portfolio Standard Deviation:(7)                       8.52
S&P 500 Standard Deviation:(7)                         15.81
Turnover:                                              4%
Number of Securities:(8)                               1,442
Total Net Assets:                                      $631.9 million

ASSET CLASS DIVERSIFICATION(4)

                                      As Of        As Of
                                    12/31/04     12/31/03     Change
                                    ---------    ---------    -------
Mortgage- & Asset-Backed Bonds            17%          15%        +2%
U.S. Large-Cap Value Stocks               16%          17%        -1%
U.S. Large-Cap Growth Stocks              14%          12%        +2%
U.S. Mid-Cap Value Stocks                  8%           7%        +1%
Investment-Grade Corporate Bonds           7%           9%        -2%
Foreign Stocks                             6%           5%        +1%
U.S. Mid-Cap Growth Stocks                 6%           6%         0%
High-Yield Corporate Bonds                 5%           6%        -1%
REITs                                      5%           5%         0%
U.S. Government Securities                 3%           3%         0%
U.S. Small-Cap Growth Stocks               3%           4%        -1%
U.S. Small-Cap Value Stocks                3%           2%        +1%
Convertible Securities                     1%           2%        -1%
Cash Equivalents                           6%           7%        -1%

4  May not reflect current allocations.

5  Based on estimated earnings.

6 Source: Lipper, Inc. Beta is a quantitative measure of the Portfolio's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/04.

7 Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the historical fluctuation of returns around the arithmetic average return of the investment.The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/04, and Portfolio results are for Class 1 shares.

8 Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

VT Conservative Growth Portfolio

ANNUAL TOTAL RETURNS(1)

 CLASS 1
  SHARES
(Calendar
   Year)
  2004             +11.78%
  2003             +28.74%
  2002             -15.52%
  2001              -3.56%
  2000              -2.49%
  1999             +39.36%
  1998             +19.91%

Investment Strategy

As of December 31, 2004, the WM VT Strategic Asset Management (SAM) Conservative Growth Portfolio was diversified among 12 funds representing 14 major asset classes. This structure allows the Portfolio to manage risk through allocations in the underlying WM Funds. The Portfolio held a 81%/19% equity-to-fixed-income ratio at the end of the year, but made several adjustments earlier in the period that allowed it to benefit from strong performance in certain stock and bond sectors. The Portfolio's underlying WM Funds all made positive contributions to performance for the year.

In May 2004, we launched the new WM VT Small Cap Value Fund, which provides a way to further diversify the Portfolio's holdings among undervalued small-cap assets. For the year, small-cap stocks performed better than large-cap stocks, while value outperformed growth. As a result of this sector's performance, as well as the Fund's advantageous stock picking, the WM VT Small Cap Value Fund posted strong returns.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2004

                                           1 Year      5 Year      Since Inception      Inception Date
                                           -------     -------     ----------------     --------------
CLASS 1 SHARES                              11.78%       2.71%                9.60%         6/3/97
CLASS 2 SHARES                              11.58%          -                 7.62%         11/6/01
Lehman Brothers Aggregate Bond Index(2)      4.34%       7.71%                7.10%
S&P 500(2)                                  10.87%      -2.30%                6.40%
Capital Market Benchmark(2)                  9.59%      -0.12%                6.81%

VALUE OF A $10,000 INVESTMENT(1,3) JUNE 3, 1997 - DECEMBER 31,2004

                                      LEHMAN
              CLASS                  BROTHERS       CAPITAL
                1                   AGGREGATE        MARKET
DATE         SHARES   S&P 500(2)   BOND INDEX(2)  BENCHMARK(2)
May-97      10,000      10,000        10,000         10,000
Jun-97      10,300      10,446        10,119         10,381
Jul-97      10,860      11,275        10,392         11,096
Aug-97      10,420      10,648        10,304         10,584
Sep-97      10,851      11,232        10,456         11,079
Oct-97      10,421      10,857        10,608         10,815
Nov-97      10,401      11,360        10,657         11,226
Dec-97      10,492      11,555        10,764         11,404
Jan-98      10,622      11,683        10,902         11,534
Feb-98      11,312      12,526        10,893         12,197
Mar-98      11,713      13,167        10,931         12,704
Apr-98      11,883      13,300        10,987         12,820
May-98      11,593      13,071        11,092         12,667
Jun-98      11,859      13,602        11,186         13,100
Jul-98      11,619      13,458        11,210         12,994
Aug-98      10,034      11,512        11,392         11,534
Sep-98      10,525      12,250        11,659         12,178
Oct-98      11,097      13,245        11,597         12,958
Nov-98      11,750      14,048        11,663         13,601
Dec-98      12,583      14,857        11,698         14,236
Jan-99      13,155      15,478        11,781         14,733
Feb-99      12,774      14,997        11,575         14,314
Mar-99      13,466      15,597        11,639         14,788
Apr-99      14,128      16,200        11,676         15,255
May-99      13,818      15,818        11,573         14,941
Jun-99      14,572      16,696        11,536         15,595
Jul-99      14,326      16,175        11,488         15,193
Aug-99      14,316      16,094        11,482         15,131
Sep-99      14,429      15,653        11,615         14,834
Oct-99      15,085      16,644        11,658         15,597
Nov-99      15,936      16,982        11,657         15,849
Dec-99      17,536      17,982        11,601         16,582
Jan-00      17,168      17,079        11,563         15,903
Feb-00      17,999      16,757        11,703         15,701
Mar-00      18,706      18,395        11,857         16,972
Apr-00      17,937      17,842        11,823         16,553
May-00      17,485      17,476        11,817         16,279
Jun-00      17,900      17,906        12,063         16,668
Jul-00      17,588      17,627        12,172         16,490
Aug-00      18,596      18,721        12,349         17,358
Sep-00      18,066      17,733        12,427         16,646
Oct-00      17,911      17,658        12,509         16,611
Nov-00      16,643      16,267        12,714         15,618
Dec-00      17,100      16,346        12,950         15,736
Jan-01      18,118      16,927        13,161         16,234
Feb-01      16,891      15,383        13,276         15,078
Mar-01      16,050      14,409        13,342         14,328
Apr-01      17,007      15,529        13,286         15,207
May-01      17,277      15,633        13,366         15,307
Jun-01      17,291      15,253        13,417         15,021
Jul-01      16,992      15,104        13,717         14,970
Aug-01      16,404      14,158        13,875         14,254
Sep-01      15,073      13,014        14,036         13,366
Oct-01      15,473      13,263        14,329         13,625
Nov-01      16,205      14,280        14,132         14,424
Dec-01      16,493      14,406        14,041         14,506
Jan-02      16,094      14,195        14,155         14,360
Feb-02      15,750      13,921        14,292         14,166
Mar-02      16,405      14,445        14,055         14,545
Apr-02      15,795      13,569        14,328         13,897
May-02      15,706      13,469        14,449         13,838
Jun-02      14,885      12,510        14,575         13,073
Jul-02      13,876      11,534        14,751         12,290
Aug-02      13,967      11,610        15,001         12,396
Sep-02      13,005      10,348        15,244         11,358
Oct-02      13,715      11,259        15,174         12,148
Nov-02      14,425      11,922        15,169         12,718
Dec-02      13,932      11,221        15,483         12,173
Jan-03      13,748      10,927        15,497         11,920
Feb-03      13,587      10,763        15,711         11,810
Mar-03      13,610      10,868        15,698         11,900
Apr-03      14,492      11,763        15,829         12,704
May-03      15,375      12,383        16,123         13,287
Jun-03      15,593      12,541        16,091         13,417
Jul-03      15,804      12,762        15,550         13,517
Aug-03      16,120      13,011        15,653         13,745
Sep-03      16,178      12,873        16,068         13,701
Oct-03      16,962      13,602        15,918         14,296
Nov-03      17,232      13,721        15,956         14,403
Dec-03      17,935      14,440        16,119         15,037
Jan-04      18,333      14,706        16,248         15,282
Feb-04      18,568      14,911        16,423         15,485
Mar-04      18,533      14,685        16,547         15,321
Apr-04      18,042      14,455        16,116         15,048
May-04      18,206      14,653        16,052         15,202
Jun-04      18,601      14,937        16,143         15,456
Jul-04      18,007      14,443        16,303         15,077
Aug-04      18,150      14,501        16,615         15,183
Sep-04      18,435      14,657        16,660         15,322
Oct-04      18,707      14,881        16,799         15,535
Nov-04      19,443      15,484        16,665         16,014
Dec-04      20,047      16,011        16,818         16,478

1 The Portfolio's performance through 12/31/99 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 80% S&P 500 and 20% Lehman Brothers Aggregate Bond Index. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 5/31/97. Indices are unmanaged, and individuals cannot invest directly in an index.

3  Performance of Class 2 shares (offered as of 11/01) will differ.

relative to the other underlying WM VT Equity Funds for the period.

The Portfolio also benefited from real estate holdings in the WM VT REIT Fund, which is part of the Portfolio's overweighted position in value securities. This Fund closed the year with the highest performance of all the underlying WM VT Funds.

During the second quarter of this year, the Portfolio trimmed corporate bond positions by reducing exposure to the WM VT Income Fund and WM High Yield Fund, and built positions in mortgage securities by increasing exposure to the WM VT U.S. Government Securities Fund. Mortgages can provide favorable opportunities in the current interest rate environment.

Looking forward, we believe the economy has entered the self-sustaining phase of the current recovery, but we feel any benefits may be muted by longer-term challenges. Although the re-election of President George W.Bush removed some degree of market uncertainty in the short term, secular forces remain that could curtail future economic growth. These include the large federal deficit and current account imbalance, overspent consumers, and a low level of personal savings. Corporate profitability and price-to-earnings ratios may be difficult to increase in this low-growth environment. This combination of factors has caused us to remain conservative and focus on diversification and risk management to pursue long-term investment objectives.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2004

Equity/Fixed-Income Allocation:(4)                      81% Equity/19% Fixed-Income
Weighted Average Market Capitalization (Equities):      $59.3 billion
Weighted Average P/E (Equities):(5)                     17.1
Beta:(6)                                                0.76
Portfolio Standard Deviation:(7)                        11.70
S&P 500 Standard Deviation:(7)                          15.81
Turnover:                                               10 %
Number of Securities:(8)                                1,353
Total Net Assets:                                       $377.4 million

ASSET CLASS DIVERSIFICATION (4)

                                       As Of         As Of
                                     12/31/04      12/31/03       Change
                                     ---------     ---------      -------
U.S. Large-Cap Value Stocks                22%           22%           0%
U.S. Large-Cap Growth Stocks               19%           16%          +3%
U.S. Mid-Cap Value Stocks                  11%            9%          +2%
Foreign Stocks                              8%            7%          +1%
Mortgage- & Asset-Backed Bonds              8%            7%          +1%
U.S. Mid-Cap Growth Stocks                  7%            8%          -1%
REITs                                       6%            6%           0%
U.S. Small-Cap Growth Stocks                4%            6%          -2%
U.S. Small-Cap Value Stocks                 4%            2%          +2%
High-Yield Corporate Bonds                  3%            5%          -2%
Investment-Grade Corporate Bonds            2%            5%          -3%
Convertible Securities                      1%            2%          -1%
U.S. Government Securities                  1%            1%           0%
Cash Equivalents                            4%            4%           0%

4  May not reflect current allocations.

5  Based on estimated earnings.

6 Source: Lipper, Inc. Beta is a quantitative measure of the Portfolio's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/04.

7 Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the historical fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/04, and Portfolio results are for Class 1 shares.

8 Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

VT Strategic Growth Portfolio

ANNUAL TOTAL RETURNS(1)

Class 1 Shares
(Calendar Year)
---------------
2004               +12.83%
2003               +33.07%
2002               -20.53%
2001                -6.25%
2000                -3.73%
1999               +47.95%
1998               +26.19%

Investment Strategy

As of December 31, 2004, the WM VT Strategic Asset Management (SAM) Strategic Growth Portfolio was diversified among 10 funds representing 11 major asset classes. This structure allows the Portfolio to manage risk through allocations in the underlying WM Funds. The Portfolio held a 92%/8% equity-to-fixed-income ratio for the latter half of the year, but made several adjustments earlier in the period that allowed it to benefit from strong performance in certain stock sectors. The Portfolio's underlying WM Funds all made positive contributions to performance for the year.

During the first quarter of this year, the Portfolio added to its allocation in the WM VT Growth Fund to achieve the desired growth/value mix. A broad-based equity rally during the fourth quarter fueled positive performance from all the underlying WM VT Equity Funds.

In May 2004, we launched the new WM VT Small Cap Value Fund, which provides a

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2004

                             1 Year      5 Year     Since Inception    Inception Date
                             -------     -------    ----------------   --------------
CLASS 1 SHARES                12.83%       1.49%              10.64%       6/3/97
CLASS 2 SHARES                12.54%          -                7.50%       11/6/01
S&P 500(2)                    10.87%      -2.30%               6.40%
Russell 3000(R) Index (2)     11.95%      -1.16%               6.83%

            CLASS
              1                     RUSSELL 3000
DATE        SHARES     S&P 500(2)      INDEX(2)
Apr-97
May-97      10,000      10,000         10,000
Jun-97      10,320      10,446         10,416
Jul-97      10,970      11,275         11,233
Aug-97      10,550      10,648         10,777
Sep-97      11,041      11,232         11,388
Oct-97      10,610      10,857         11,005
Nov-97      10,630      11,360         11,426
Dec-97      10,700      11,555         11,655
Jan-98      10,861      11,683         11,716
Feb-98      11,711      12,526         12,553
Mar-98      12,171      13,167         13,176
Apr-98      12,361      13,300         13,305
May-98      12,061      13,071         12,976
Jun-98      12,411      13,602         13,415
Jul-98      12,170      13,458         13,171
Aug-98      10,424      11,512         11,153
Sep-98      11,005      12,250         11,914
Oct-98      11,637      13,245         12,818
Nov-98      12,390      14,048         13,602
Dec-98      13,504      14,857         14,468
Jan-99      14,256      15,478         14,959
Feb-99      13,794      14,997         14,430
Mar-99      14,646      15,597         14,959
Apr-99      15,429      16,200         15,634
May-99      15,137      15,818         15,337
Jun-99      16,039      16,696         16,112
Jul-99      15,744      16,175         15,623
Aug-99      15,755      16,094         15,445
Sep-99      15,878      15,653         15,050
Oct-99      16,704      16,644         15,994
Nov-99      17,804      16,982         16,441
Dec-99      19,976      17,982         17,490
Jan-00      19,639      17,079         16,805
Feb-00      20,923      16,757         16,961
Mar-00      21,697      18,395         18,289
Apr-00      20,617      17,842         17,645
May-00      20,015      17,476         17,149
Jun-00      20,595      17,906         17,657
Jul-00      20,130      17,627         17,345
Aug-00      21,442      18,721         18,631
Sep-00      20,677      17,733         17,787
Oct-00      20,408      17,658         17,535
Nov-00      18,661      16,267         15,918
Dec-00      19,230      16,346         16,186
Jan-01      20,522      16,927         16,739
Feb-01      18,827      15,383         15,209
Mar-01      17,649      14,409         14,218
Apr-01      19,054      15,529         15,358
May-01      19,395      15,633         15,481
Jun-01      19,453      15,253         15,196
Jul-01      18,871      15,104         14,945
Aug-01      18,016      14,158         14,063
Sep-01      16,132      13,014         12,823
Oct-01      16,592      13,263         13,122
Nov-01      17,600      14,280         14,132
Dec-01      18,028      14,406         14,331
Jan-02      17,458      14,195         14,152
Feb-02      16,966      13,921         13,863
Mar-02      17,897      14,445         14,471
Apr-02      17,031      13,569         13,711
May-02      16,900      13,469         13,552
Jun-02      15,824      12,510         12,576
Jul-02      14,464      11,534         11,576
Aug-02      14,522      11,610         11,631
Sep-02      13,254      10,348         10,408
Oct-02      14,123      11,259         11,237
Nov-02      15,014      11,922         11,917
Dec-02      14,329      11,221         11,243
Jan-03      14,078      10,927         10,968
Feb-03      13,828      10,763         10,787
Mar-03      13,851      10,868         10,900
Apr-03      14,879      11,763         11,791
May-03      15,929      12,383         12,503
Jun-03      16,186      12,541         12,672
Jul-03      16,534      12,762         12,962
Aug-03      16,939      13,011         13,250
Sep-03      16,915      12,873         13,105
Oct-03      17,912      13,602         13,898
Nov-03      18,236      13,721         14,090
Dec-03      19,069      14,440         14,734
Jan-04      19,532      14,706         15,042
Feb-04      19,798      14,911         15,245
Mar-04      19,693      14,685         15,063
Apr-04      19,207      14,455         14,752
May-04      19,416      14,653         14,966
Jun-04      19,894      14,937         15,263
Jul-04      19,136      14,443         14,686
Aug-04      19,241      14,501         14,747
Sep-04      19,580      14,657         14,974
Oct-04      19,883      14,881         15,219
Nov-04      20,804      15,484         15,927
Dec-04      21,515      16,011         16,494

1 The Portfolio's performance through 12/31/99 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2 The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 5/31/97. Indices are unmanaged, and individuals cannot invest directly in an index.

3  Performance of Class 2 shares (offered as of 11/01) will differ.

16
way to further diversify the Portfolio's holdings among undervalued small-cap assets. For the year, small-cap stocks performed better than large-cap stocks, while value outperformed growth. As a result of this sector's performance, as well as the Fund's advantageous stock picking, the WM VT Small Cap Value Fund posted strong returns relative to the other underlying WM VT Equity Funds for the period.

The Portfolio also benefited from real estate holdings in the WM VT REIT Fund, which is part of the Portfolio's overweighted position in value securities. This Fund closed the year with the highest performance of all the underlying WM VT Funds.

Looking forward, we believe the economy has entered the self-sustaining phase of the current recovery, but we feel any benefits may be muted by longer-term challenges. Although the re-election of President George W. Bush removed some degree of market uncertainty in the short term, secular forces remain that could curtail future economic growth. These include the large federal deficit and current account imbalance, overspent consumers, and a low level of personal savings. Corporate profitability and price-to-earnings ratios may be difficult to increase in this low-growth environment. This combination of factors has caused us to remain conservative and focus on diversification and risk management to pursue long-term investment objectives.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2004

Equity/Fixed-Income Allocation:(4)                      92% Equity/8% Fixed-Income
Weighted Average Market Capitalization (Equities):      $57.8 billion
Weighted Average P/E (Equities):(5)                     17.1
Beta:(6)                                                0.93
Portfolio Standard Deviation:(7)                        14.29
S&P 500 Standard Deviation:(7)                          15.81
Turnover:                                               4%
Number of Securities:(8)                                1,030
Total Net Assets:                                       $164.2 million

ASSET CLASS DIVERSIFICATION(4)

                                     As Of      As Of
                                   12/31/04   12/31/03    Change
                                   --------   --------    ------
U.S. Large-Cap Value Stocks             24%        26%       -2%
U.S. Large-Cap Growth Stocks            21%        18%       +3%
U.S. Mid-Cap Value Stocks               13%        12%       +1%
Foreign Stocks                           9%         9%        0%
U.S. Mid-Cap Growth Stocks               9%        10%       -1%
REITs                                    6%         5%       +1%
U.S. Small-Cap Growth Stocks             5%         7%       -2%
U.S. Small-Cap Value Stocks              5%         3%       +2%
High-Yield Corporate Bonds               3%         3%        0%
Convertible Securities                   1%         2%       -1%
Investment-Grade Corporate Bonds         0%         1%       -1%
Cash Equivalents                         4%         4%        0%

4  May not reflect current allocations.

5  Based on estimated earnings.

6 Source: Lipper, Inc. Beta is a quantitative measure of the Portfolio's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/04.

7 Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the historical fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/04, and Portfolio results are for Class 1 shares.

8 Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

      Expense Information

      WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

As a shareholder of the VT Flexible Income Portfolio, VT Conservative Balanced Portfolio, VT Balanced Portfolio, VT Conservative Growth Portfolio or VT Strategic Growth Portfolio (the "Portfolios"), you incur ongoing costs, including management fees, distribution and/or service fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. This example does not include expenses of the Underlying Funds (see Notes to Financial Statements-note 1 on page 34.) An example including expenses of the Underlying Funds appears on the following page. Also note expenses shown below and on the following page do not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses (rather than each Portfolio's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as separate account expenses. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                                                          HYPOTHETICAL
                                                 ACTUAL EXPENSES                   (5% RETURN BEFORE EXPENSES)
                                                ----------------                   --------------------------
                                                                    EXPENSES                               EXPENSES
                                      BEGINNING       ENDING      PAID DURING   BEGINNING     ENDING     PAID DURING
                                       ACCOUNT        ACCOUNT        PERIOD*     ACCOUNT     ACCOUNT       PERIOD*
                                        VALUE          VALUE       07/01/2004-    VALUE       VALUE       07/01/2004-  EXPENSE
                                     07/01/2004      12/31/2004     12/31/2004  07/01/2004  12/31/2004    12/31/2004    RATIO
                                     ----------      ----------   ------------ -----------  -----------   ----------   ------
VT Flexible Income Portfolio
Class 1 .............................   $1,000        $1,050        $1.44      $1,000        $1,024        $1.42        0.28%
Class 2 .............................    1,000         1,049         2.73       1,000         1,022         2.69        0.53%
VT Conservative Balanced Portfolio
Class 1 .............................   $1,000        $1,060        $1.71      $1,000        $1,023        $1.68        0.33%
Class 2 .............................    1,000         1,059         3.00       1,000         1,022         2.95        0.58%
VT Balanced Portfolio
Class 1 .............................   $1,000        $1,070        $1.40      $1,000        $1,024        $1.37        0.27%
Class 2 .............................    1,000         1,068         2.70       1,000         1,023         2.64        0.52%
VT Conservative Growth Portfolio
Class 1 .............................   $1,000        $1,078        $1.41      $1,000        $1,024        $1.37        0.27%
Class 2 .............................    1,000         1,077         2.71       1,000         1,023         2.64        0.52%
VT Strategic Growth Portfolio
Class 1 .............................   $1,000        $1,081        $1.52      $1,000        $1,024        $1.48        0.29%
Class 2 .............................    1,000         1,080         2.82       1,000         1,022         2.75        0.54%

* Expenses are equal to each Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).

      WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

The following table sets forth the estimated ongoing aggregate expenses of the Portfolios, including expenses of the Underlying Funds, based upon expenses shown in the table above for each Portfolio and corresponding expenses for each Underlying Fund's Class 1 shares. These estimates assume a constant allocation by each Portfolio of its assets among the Underlying Funds identical to the actual allocation of the Portfolio at December 31, 2004. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the Underlying Funds, the expenses of the Underlying Funds and/or the Portfolio's own expenses.


                                                                                         HYPOTHETICAL
                                               ACTUAL EXPENSES                   (5% RETURN BEFORE EXPENSES)
                                              ----------------                    -------------------------
                                                                EXPENSES                                  EXPENSES
                                      BEGINNING     ENDING     PAID DURING     BEGINNING     ENDING      PAID DURING
                                       ACCOUNT      ACCOUNT      PERIOD*        ACCOUNT     ACCOUNT        PERIOD*
                                        VALUE        VALUE     07/01/2004-       VALUE       VALUE       07/01/2004-   EXPENSE
                                     07/01/2004   12/31/2004   12/31/2004     07/01/2004   12/31/2004    12/31/2004     RATIO
                                     ----------   ----------   ----------     ----------   ----------   -----------   ---------
VT Flexible Income Portfolio
Class 1 ...........................     $1,000       $1,050        $4.53        $1,000       $1,021        $4.47        0.88%
Class 2 ...........................      1,000        1,049         5.82         1,000        1,019         5.74        1.13%
VT Conservative Balanced Portfolio
Class 1 ...........................     $1,000       $1,060        $5.07        $1,000       $1,020        $4.98        0.98%
Class 2 ...........................      1,000        1,059         6.36         1,000        1,019         6.24        1.23%
VT Balanced Portfolio
Class 1 ...........................     $1,000       $1,070        $5.15        $1,000       $1,020        $5.03        0.99%
Class 2 ...........................      1,000        1,068         6.45         1,000        1,019         6.29        1.24%
VT Conservative Growth Portfolio
Class 1 ...........................     $1,000       $1,078        $5.69        $1,000       $1,020        $5.53        1.09%
Class 2 ...........................      1,000        1,077         7.00         1,000        1,018         6.80        1.34%
VT Strategic Growth Portfolio
Class 1 ...........................     $1,000       $1,081        $5.96        $1,000       $1,019        $5.79        1.14%
Class 2 ...........................      1,000        1,080         7.27         1,000        1,018         7.05        1.39%

* Expenses are equal to each Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).

             Financial Statements:
             Portfolios of Investments

             VT FLEXIBLE INCOME PORTFOLIO
             December 31, 2004

                                                           VALUE
    SHARES                                                 (000S)
    ------                                              ---------
INVESTMENT COMPANY SECURITIES -- 99.6%
   489,015   WM VT Equity Income Fund ................  $   7,951
   852,932   WM VT Growth & Income Fund ..............     15,515
   944,721   WM VT Growth Fund+.......................     12,310
 1,833,821   WM High Yield Fund ......................     15,422
 4,806,612   WM VT Income Fund .......................     53,257
   410,431   WM VT Mid Cap Stock Fund ................      6,748
   149,765   WM VT REIT Fund .........................      2,540
 9,758,297   WM VT Short Term Income Fund ............     25,176
   229,534   WM VT Small Cap Growth Fund+ ............      2,261
   200,475   WM VT Small Cap Value Fund+ .............      2,460
 6,527,138   WM VT U.S. Government Securities Fund ...     69,906
   117,113   WM VT West Coast Equity Fund ............      2,395
                                                          -------
             Total Investment Company Securities
              (Cost $195,819).........................    215,941
                                                          -------

   PRINCIPAL
    AMOUNT
    (000S)
   ---------
REPURCHASE AGREEMENT -- 0.4%
  (Cost $906)

$      906    Agreement with Morgan Stanley,
               0.500% dated 12/31/2004, to be
               repurchased at $906,000 on
               01/03/2005 (Collateralized by U.S.
               Treasury Note, 3.000% due 07/15/2012,
               market value $937,000)..............                   906
                                                               ----------
TOTAL INVESTMENTS (Cost $196,725*) ..........         100.0%      216,847
OTHER ASSETS (LIABILITIES) (NET) ............           0.0           (40)
                                                      -----    ----------
NET ASSETS ..................................         100.0%   $  216,807
                                                      =====    ==========

----------------
* Aggregate cost for federal tax purposes is $197,613.

+ Non-income producing security.

        VT CONSERVATIVE BALANCED PORTFOLIO
        December 31, 2004

                                                          VALUE
       SHARES                                             (000S)
       ------                                          -----------
INVESTMENT COMPANY SECURITIES -- 99.0%
  257,234   WM VT Equity Income Fund.................  $     4,183
  303,383   WM VT Growth & Income Fund...............        5,519
  407,619   WM VT Growth Fund+.......................        5,311
  439,713   WM High Yield Fund.......................        3,698
1,067,735   WM VT Income Fund........................       11,830
  203,058   WM VT International Growth Fund..........        2,593
  148,446   WM VT Mid Cap Stock Fund.................        2,440
   89,074   WM VT REIT Fund..........................        1,511
1,339,133   WM VT Short Term Income Fund.............        3,455
   97,926   WM VT Small Cap Growth Fund+.............          965
   82,873   WM VT Small Cap Value Fund+..............        1,017
1,515,356   WM VT U.S. Government Securities Fund....       16,229
   95,563   WM VT West Coast Equity Fund.............        1,954
                                                       -----------
             Total Investment Company Securities
             (Cost $54,446) .........................       60,705
                                                       -----------


   PRINCIPAL
    AMOUNT
    (000S)
   ---------
REPURCHASE AGREEMENT --  1.5%
 (Cost $884)
$       884  Agreement with Morgan Stanley,
              0.500% dated 12/31/2004, to be
              repurchased at $884,000 on
              01/03/2005 (Collateralized by U.S.
              Treasury Note, 3.000% due 07/15/2012,
              market value $914,000).........                   884
                                                            -------
 TOTAL INVESTMENTS (Cost $55,330*) .........  100.5%         61,589
 OTHER ASSETS (LIABILITIES) (NET) ..........   (0.5)           (286)
                                              -----         -------
 NET ASSETS ................................  100.0%        $61,303
                                              =====         =======

--------------------
  * Aggregate cost for federal tax purposes is $56,026.

  + Non-income producing security.

                           See Notes to Financial Statements.

      Portfolios of Investments

      VT BALANCED PORTFOLIO

      December 31, 2004

                                                                             VALUE
SHARES                                                                      (000S)
-------------------------------------------------------------------       ----------
INVESTMENT COMPANY SECURITIES -- 98.1%
       4,023,480 WM VT Equity Income Fund .........................        $  65,422
       4,774,723 WM VT Growth & Income Fund .......................           86,852
       6,395,468 WM VT Growth Fund+ ...............................           83,333
       3,763,999 WM High Yield Fund ...............................           31,655
       6,670,830 WM VT Income Fund ................................           73,913
       2,802,797 WM VT International Growth Fund ..................           35,792
       2,329,188 WM VT Mid Cap Stock Fund .........................           38,292
       1,374,811 WM VT REIT Fund ..................................           23,317
       2,785,163 WM VT Short Term Income Fund .....................            7,186
       1,588,044 WM VT Small Cap Growth Fund+ .....................           15,642
       1,443,248 WM VT Small Cap Value Fund+ ......................           17,708
      10,025,670 WM VT U.S. Government Securities Fund ............          107,375
       1,640,456 WM VT West Coast Equity Fund .....................           33,547
                                                                           ---------
                 Total Investment Company Securities
                   (Cost $528,365) ................................          620,034
                                                                           ---------

   PRINCIPAL
    AMOUNT
    (000S)
----------------------------------------------------------
REPURCHASE AGREEMENT -- 1.9%
  (Cost $11,896)
$      11,896   Agreement with Morgan Stanley,
                  0.500% dated 12/31/2004, to be
                  repurchased at $11,896,000 on
                  01/03/2005 (Collateralized by U.S.
                  Treasury Note, 3.000% due 07/15/2012,
                  market value $12,298,000) ..............                      11,896
                                                                     -----------------
TOTAL INVESTMENTS (Cost $540,261*) .......................  100.0%             631,930
OTHER ASSETS (LIABILITIES)(Net) ..........................    0.0                  (52)
                                                            -----    -----------------
NET ASSETS ...............................................  100.0%   $         631,878
                                                            =====    =================

--------------------
* Aggregate cost for federal tax purposes is $551,784.

+ Non-income producing security.

      VT CONSERVATIVE GROWTH PORTFOLIO

      December 31, 2004

                                                                             VALUE
SHARES                                                                      (000S)
--------------------------------------------------------------------       ---------
INVESTMENT COMPANY SECURITIES -- 99.9%
       2,852,070 WM VT Equity Income Fund .........................        $  46,375
       3,976,624 WM VT Growth & Income Fund .......................           72,335
       5,078,192 WM VT Growth Fund+ ...............................           66,169
       1,776,216 WM High Yield Fund ...............................           14,938
       1,295,400 WM VT Income Fund ................................           14,353
       2,313,489 WM VT International Growth Fund ..................           29,543
       1,860,467 WM VT Mid Cap Stock Fund .........................           30,586
         954,570 WM VT REIT Fund ..................................           16,189
       1,327,426 WM VT Small Cap Growth Fund+ .....................           13,075
       1,164,201 WM VT Small Cap Value Fund+ ......................           14,285
       2,958,063 WM VT U.S. Government Securities Fund ............           31,681
       1,347,084 WM VT West Coast Equity Fund .....................           27,548
                                                                           ---------
                 Total Investment Company Securities
                   (Cost $339,342) ................................          377,077
                                                                           ---------

   PRINCIPAL
    AMOUNT
    (000S)
-------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
  (Cost $776)
$      776     Agreement with Morgan Stanley,
                  0.500% dated 12/31/2004, to be
                  repurchased at $776,000 on
                  01/03/2005 (Collateralized by U.S.
                  Treasury Note, 3.000% due 07/15/2012,
                  market value $802,000) ..............                           776
                                                                    -----------------
TOTAL INVESTMENTS (Cost $340,118*) ....................   100.1%              377,853
OTHER ASSETS (LIABILITIES) (Net) ......................    (0.1)                 (439)
                                                          -----     -----------------
NET ASSETS ............................................   100.0%    $         377,414
                                                          =====     =================

--------------------
* Aggregate cost for federal tax purposes is $348,809.

+ Non-income producing security.

                       See Notes to Financial Statements.

      Portfolio of Investments

      VT STRATEGIC GROWTH PORTFOLIO

      December 31, 2004

                                                                         VALUE
SHARES                                                                  (000S)
-----------------------------------------------------               --------------
INVESTMENT COMPANY SECURITIES -- 99.3%
       1,237,978 WM VT Equity Income Fund ...........               $       20,129
       1,978,982 WM VT Growth & Income Fund .........                       35,998
       2,330,332 WM VT Growth Fund+ .................                       30,364
         942,559 WM High Yield Fund .................                        7,927
       1,170,299 WM VT International Growth Fund ....                       14,945
       1,083,757 WM VT Mid Cap Stock Fund ...........                       17,817
         439,190 WM VT REIT Fund ....................                        7,449
         641,459 WM VT Small Cap Growth Fund+ .......                        6,318
         586,364 WM VT Small Cap Value Fund+ ........                        7,195
         728,118 WM VT West Coast Equity Fund .......                       14,890
                                                                    --------------
                  Total Investment Company Securities
                    (Cost $144,067) .................                      163,032
                                                                    --------------

   PRINCIPAL
    AMOUNT
    (000S)
-------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
  (Cost $1,135)
$        1,135  Agreement with Morgan Stanley,
                  0.500% dated 12/31/2004, to be
                  repurchased at $1,135,000 on
                  01/03/2005 (Collateralized by U.S.
                  Treasury Note, 3.000% due 07/15/2012,
                  market value $1,173,000) .............                        1,135
                                                                     ----------------
TOTAL INVESTMENTS (Cost $145,202*) .....................    100.0%            164,167
OTHER ASSETS (LIABILITIES) (Net) .......................      0.0                  31
                                                            -----    ----------------
NET ASSETS .............................................    100.0%   $        164,198
                                                            =====    ================

--------------------
* Aggregate cost for federal tax purposes is $149,426.

+ Non-income producing security.

                       See Notes to Financial Statements.

      Statements of Assets and Liabilities

      WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS
      December 31, 2004
      (In thousands)

                                                    VT FLEXIBLE   VT CONSERVATIVE                  VT CONSERVATIVE   VT STRATEGIC
                                                      INCOME         BALANCED       VT BALANCED         GROWTH          GROWTH
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                   ------------   ---------------   ------------   ---------------   ------------
ASSETS:
Investments, at value (a)........................  $    216,847   $        61,589   $    631,930   $       377,853   $    164,167
Receivable for Portfolio shares sold.............           112                32            379               116            143
Prepaid expenses and other assets................             1                 1              2                 2              1
                                                   ------------   ---------------   ------------   ---------------   ------------
  Total Assets...................................       216,960            61,622        632,311           377,971        164,311
                                                   ------------   ---------------   ------------   ---------------   ------------
LIABILITIES:
Payable for Portfolio shares redeemed............            47               275            178               393             31
Investment advisory fee payable..................            18                 5             53                32             14
Administration fee payable.......................            27                 8             79                47             20
Distribution fees payable........................            14                 5             34                15              7
Accrued legal and audit fees.....................            23                22             23                23             22
Accrued printing and postage expenses............            23                 3             64                46             18
Accrued expenses and other payables..............             1                 1              2                 1              1
                                                   ------------   ---------------   ------------   ---------------   ------------
  Total Liabilities..............................           153               319            433               557            113
                                                   ------------   ---------------   ------------   ---------------   ------------
NET ASSETS.......................................  $    216,807   $        61,303   $    631,878   $       377,414   $    164,198
                                                   ============   ===============   ============   ===============   ============
(a) Investments, at cost.........................  $    196,725   $        55,330   $    540,261   $       340,118   $    145,202
                                                   ============   ===============   ============   ===============   ============
NET ASSETS CONSIST OF:
Undistributed net investment income..............  $      7,162   $         1,512   $     11,823   $         4,594   $      1,070
Accumulated net realized loss on investment
  transactions...................................          (618)             (740)       (30,445)          (29,720)       (14,046)
Net unrealized appreciation of investments.......        20,122             6,259         91,669            37,735         18,965
Paid-in capital..................................       190,141            54,272        558,831           364,805        158,209
                                                   ------------   ---------------   ------------   ---------------   ------------
  Total Net Assets...............................  $    216,807   $        61,303   $    631,878   $       377,414   $    164,198
                                                   ============   ===============   ============   ===============   ============
NET ASSETS:
Class 1 Shares...................................  $    149,055   $        40,458   $    467,076   $       303,584   $    130,069
                                                   ============   ===============   ============   ===============   ============
Class 2 Shares...................................  $     67,752   $        20,845   $    164,802   $        73,830   $     34,129
                                                   ============   ===============   ============   ===============   ============
SHARES OUTSTANDING:
Class 1 Shares...................................        10,571             3,422         29,055            17,972          7,050
                                                   ============   ===============   ============   ===============   ============
Class 2 Shares...................................         4,833             1,773         10,309             4,396          1,857
                                                   ============   ===============   ============   ===============   ============

CLASS 1 SHARES:*
Net asset value, offering and redemption price
  per share of beneficial interest outstanding...  $      14.10   $         11.82   $      16.08   $         16.89   $      18.45
                                                   ============   ===============   ============   ===============   ============
CLASS 2 SHARES:*
Net asset value, offering and redemption price
  per share of beneficial interest outstanding...  $      14.02   $         11.75   $      15.99   $         16.80   $      18.38
                                                   ============   ===============   ============   ===============   ============

--------------------
* Net asset value is not shown in thousands.

                       See Notes to Financial Statements.

      Statements of Operations

      WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS
      For the Year Ended December 31, 2004
      (In thousands)

                                                    VT FLEXIBLE   VT CONSERVATIVE                  VT CONSERVATIVE   VT STRATEGIC
                                                      INCOME         BALANCED       VT BALANCED         GROWTH          GROWTH
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                   ------------   ---------------   ------------   ---------------   ------------
INVESTMENT INCOME:
Dividends from investment company securities.....  $      7,858   $         1,713   $     13,538   $         5,679   $      1,520
Interest.........................................             8                 6            167                12             11
                                                   ------------   ---------------   ------------   ---------------   ------------
    Total investment income......................         7,866             1,719         13,705             5,691          1,531
                                                   ------------   ---------------   ------------   ---------------   ------------
EXPENSES:
Investment advisory fee..........................           199                51            569               347            141
Administration fee...............................           298                77            853               521            211
Class 2 Shares distribution fees.................           131                38            320               144             59
Custodian fees...................................             3                 3              3                 3              3
Legal and audit fees.............................            28                25             37                31             26
Trustees' fees...................................             5                 1             15                 9              4
Printing and postage expenses....................            24                 6             70                42             19
Other............................................             8                 5             18                13              7
                                                   ------------   ---------------   ------------   ---------------   ------------
    Total expenses...............................           696               206          1,885             1,110            470
Fees reduced by custodian credits                            --*               --*            --*               --*            --*
                                                   ------------   ---------------   ------------   ---------------   ------------
    Net expenses.................................           696               206          1,885             1,110            470
                                                   ------------   ---------------   ------------   ---------------   ------------
NET INVESTMENT INCOME............................         7,170             1,513         11,820             4,581          1,061
                                                   ------------   ---------------   ------------   ---------------   ------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain/(loss) on investment
  transactions...................................         1,040               100         (1,817)           (3,295)        (3,320)
Capital gain distributions received..............           113                42            693               564            294
Net change in unrealized appreciation/
  depreciation of investments....................         4,230             2,632         45,389            37,392         19,805
                                                   ------------   ---------------   ------------   ---------------   ------------

Net realized and unrealized gain on investments..         5,383             2,774         44,265            34,661         16,779
                                                   ------------   ---------------   ------------   ---------------   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS......................  $     12,553   $         4,287   $     56,085   $        39,242   $     17,840
                                                   ============   ===============   ============   ===============   ============

--------------------
* Amount represents less than $500.

                       See Notes to Financial Statements.

      Statements of Changes in Net Assets

      WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS
      For the Year Ended December 31, 2004
      (In thousands)

                                                    VT FLEXIBLE   VT CONSERVATIVE                  VT CONSERVATIVE   VT STRATEGIC
                                                      INCOME         BALANCED       VT BALANCED         GROWTH          GROWTH
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                   ------------   ---------------   ------------   ---------------   ------------
Net investment income............................  $      7,170   $         1,513   $     11,820   $         4,581   $      1,061
Net realized gain/(loss) on investment
  transactions...................................         1,040               100         (1,817)           (3,295)        (3,320)
Capital gain distributions received..............           113                42            693               564            294
Net change in unrealized appreciation/
  depreciation of investments....................         4,230             2,632         45,389            37,392         19,805
                                                   ------------   ---------------   ------------   ---------------   ------------
Net increase in net assets resulting from
  operations.....................................        12,553             4,287         56,085            39,242         17,840
Distributions to shareholders from:
  Net investment income:
    Class 1 Shares...............................        (4,929)             (737)        (8,194)           (3,986)          (773)
    Class 2 Shares...............................        (1,693)             (297)        (2,224)             (737)          (137)
Net increase/(decrease) in net assets from
  Portfolio share transactions:
    Class 1 Shares ..............................         1,532             6,646         13,188            (8,954)        11,273
    Class 2 Shares...............................        31,560            10,676         62,119            27,108         16,152
                                                   ------------   ---------------   ------------   ---------------   ------------
Net increase in net assets.......................        39,023            20,575        120,974            52,673         44,355
NET ASSETS:
Beginning of year................................       177,784            40,728        510,904           324,741        119,843
                                                   ------------   ---------------   ------------   ---------------   ------------
End of year......................................  $    216,807          $ 61,303   $    631,878   $       377,414   $    164,198
                                                   ============   ===============   ============   ===============   ============
Undistributed net investment income
  at end of year.................................  $      7,162   $         1,512   $     11,823   $         4,594   $      1,070
                                                   ============   ===============   ============   ===============   ============

                       See Notes to Financial Statements.

      WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS
      For the Year Ended December 31, 2003
      (In thousands)

                                                  VT FLEXIBLE    VT CONSERVATIVE                   VT CONSERVATIVE    VT STRATEGIC
                                                     INCOME         BALANCED        VT BALANCED         GROWTH          GROWTH
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                  -----------    ---------------   ------------    ---------------    ------------
Net investment income..........................   $     6,603    $         1,027    $    10,283    $         4,628    $       881
Net realized loss on investment transactions...        (1,044)              (369)       (13,373)           (13,354)        (4,837)
Capital gain distributions received............            24                  8            178                144             49
Net change in unrealized appreciation/
  depreciation of investments..................        13,783              4,168         90,583             77,616         30,938
                                                  -----------    ---------------    -----------    ---------------    -----------
Net increase in net assets resulting from
  operations...................................        19,366              4,834         87,671             69,034         27,031
Distributions to shareholders from
  net investment income:
    Class 1 Shares.............................        (3,460)              (518)        (8,745)            (5,270)        (1,233)
    Class 2 Shares.............................          (438)               (92)        (1,167)              (480)           (70)
Net increase/(decrease) in net assets from
  Portfolio share transactions:
    Class 1 Shares.............................         3,941              7,355         17,869             (2,482)         7,462
    Class 2 Shares.............................        22,967              6,146         49,336             19,765         10,041
                                                  -----------    ---------------    -----------    ---------------    -----------
Net increase in net assets.....................        42,376             17,725        144,964             80,567         43,231

NET ASSETS:
Beginning of year..............................       135,408             23,003        365,940            244,174         76,612
                                                  -----------    ---------------    -----------    ---------------    -----------
End of year....................................   $   177,784    $        40,728    $   510,904    $       324,741    $   119,843
                                                  ===========    ===============    ===========    ===============    ===========
Undistributed net investment income
  at end of year...............................   $     6,611    $         1,031    $    10,389    $         4,709    $       909
                                                  ===========    ===============    ===========    ===============    ===========

                      See Notes to Financial Statements.

      Statements of Changes in Net Assets -- Capital Stock Activity

      WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

      (In thousands)

                                                  VT FLEXIBLE                 VT CONSERVATIVE                 VT BALANCED
                                               INCOME PORTFOLIO              BALANCED PORTFOLIO                PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            12/31/04       12/31/03       12/31/04       12/31/03       12/31/04       12/31/03
                                           -----------    -----------    -----------    -----------    -----------    -----------
AMOUNT
 CLASS 1:
  Sold .................................   $    22,582    $    28,141    $    12,881    $    11,763    $    54,025    $    64,152
  Issued as reinvestment of dividends ..         4,929          3,460            737            518          8,194          8,745
  Redeemed .............................       (25,979)       (27,660)        (6,972)        (4,926)       (49,031)       (55,028)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Net increase .........................   $     1,532    $     3,941    $     6,646    $     7,355    $    13,188    $    17,869
                                           ===========    ===========    ===========    ===========    ===========    ===========
 CLASS 2:
  Sold .................................   $    31,697    $    23,497    $    12,072    $     6,847    $    64,500    $    51,752
  Issued as reinvestment of dividends ..         1,693            438            297             92          2,224          1,167
  Redeemed .............................        (1,830)          (968)        (1,693)          (793)        (4,605)        (3,583)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Net increase .........................   $    31,560    $    22,967    $    10,676    $     6,146    $    62,119    $    49,336
                                           ===========    ===========    ===========    ===========    ===========    ===========
SHARES
 CLASS 1:
  Sold .................................         1,639          2,179          1,140          1,136          3,563          4,804
  Issued as reinvestment of dividends ..           370            264             67             50            551            648
  Redeemed .............................        (1,892)        (2,143)          (618)          (485)        (3,234)        (4,227)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Net increase .........................           117            300            589            701            880          1,225
                                           ===========    ===========    ===========    ===========    ===========    ===========
 CLASS 2:
  Sold .................................         2,312          1,809          1,074            656          4,281          3,834
  Issued as reinvestment of dividends ..           127             33             27              9            150             87
  Redeemed .............................          (134)           (75)          (150)           (74)          (305)          (268)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Net increase .........................         2,305          1,767            951            591          4,126          3,653
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                               VT CONSERVATIVE                VT STRATEGIC
                                              GROWTH PORTFOLIO              GROWTH PORTFOLIO
                                           --------------------------    --------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            12/31/04       12/31/03       12/31/04       12/31/03
                                           -----------    -----------    -----------    -----------
AMOUNT
 CLASS 1:
  Sold .................................   $    28,188    $    38,262    $    27,082    $    21,723
  Issued as reinvestment of dividends ..         3,986          5,270            773          1,233
  Redeemed .............................       (41,128)       (46,014)       (16,582)       (15,494)
                                           -----------    -----------    -----------    -----------
  Net increase/(decrease) ..............   $    (8,954)   $    (2,482)   $    11,273    $     7,462
                                           ===========    ===========    ===========    ===========
 CLASS 2:
  Sold .................................   $    30,924    $    22,137    $    18,524    $    10,877
  Issued as reinvestment of dividends ..           737            480            137             70
  Redeemed .............................        (4,553)        (2,852)        (2,509)          (906)
                                           -----------    -----------    -----------    -----------
  Net increase .........................   $    27,108    $    19,765    $    16,152    $    10,041
                                           ===========    ===========    ===========    ===========
SHARES
 CLASS 1:
  Sold .................................         1,792          2,872          1,598          1,563
  Issued as reinvestment of dividends ..           257            390             46             87
  Redeemed .............................        (2,628)        (3,586)          (979)        (1,157)
                                           -----------    -----------    -----------    -----------
  Net increase/(decrease) ..............          (579)          (324)           665            493
                                           ===========    ===========    ===========    ===========
 CLASS 2:
  Sold .................................         1,980          1,632          1,100            741
  Issued as reinvestment of dividends ..            48             36              8              5
  Redeemed .............................          (292)          (212)          (150)           (60)
                                           -----------    -----------    -----------    -----------
  Net increase .........................         1,736          1,456            958            686
                                           ===========    ===========    ===========    ===========

                       See Notes to Financial Statements.

      Financial Highlights

      For a Portfolio share outstanding throughout each period

VT FLEXIBLE INCOME PORTFOLIO                                       CLASS 1
                                                                   --------------------------------------------------------------
YEARS ENDED DECEMBER 31                                               2004         2003         2002          2001         2000
                                                                   ---------    ---------    ---------     ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD ............................  $   13.71    $   12.41    $   12.23     $   11.90    $   11.86
                                                                   ---------    ---------    ---------     ---------    ---------
    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ....................................       0.51(6)      0.56(6)      0.41(6)       0.17(6)
       Net realized and unrealized gain/(loss) on investments ...       0.35         1.08        (0.15)         0.40         0.58(6)
                                                                   ---------    ---------    ---------     ---------         0.10
       Total from investment operations .........................       0.86         1.64         0.26          0.57    ---------
                                                                   ---------    ---------    ---------     ---------         0.68
                                                                                                                        ---------
    LESS DISTRIBUTIONS:
       Dividends from net investment income(1) ..................      (0.47)       (0.34)       (0.08)        (0.15)
       Dividends from net realized capital gains ................         --           --           --         (0.09)       (0.58)
                                                                   ---------    ---------    ---------     ---------        (0.06)
       Total distributions ......................................      (0.47)       (0.34)       (0.08)        (0.24)   ---------
                                                                   ---------    ---------    ---------     ---------        (0.64)
NET ASSET VALUE, END OF PERIOD ..................................  $   14.10    $   13.71    $   12.41     $   12.23    ---------
                                                                   =========    =========    =========     =========    $   11.90
TOTAL RETURN(2) .................................................       6.47%       13.30%        2.14%         4.84%   =========
    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:                                                                          5.79%
       Net assets, end of period (in 000's) .....................  $ 149,055    $ 143,283    $ 125,992     $  90,860
       Ratio of operating expenses to average net assets(3) .....       0.28%        0.30%        0.30%         0.33%   $  40,049
       Ratio of net investment income to average net assets .....       3.67%        4.33%        3.37%         1.43%        0.31%
       Portfolio turnover rate ..................................          5%           4%           9%            1%        4.84%
       Ratio of operating expenses to average net assets without                                                               14%
           fee waivers, expenses reimbursed and/or fees reduced
           by credits allowed by the custodian(3)(4) ............       0.28%        0.30%        0.30%         0.33%          31%

VT CONSERVATIVE BALANCED PORTFOLIO                                  CLASS 1
                                                                    ----------------------------------------------------
YEARS ENDED DECEMBER 31                                                2004          2003          2002           2001
                                                                    ---------     ---------     ----------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD .............................  $   11.15     $    9.73     $    10.04     $    9.90
                                                                    ---------     ---------     ----------     ---------

    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income .....................................       0.34(6)       0.36(6)        0.31(6)       0.13
       Net realized and unrealized gain/(loss) on investments ....       0.56          1.29          (0.54)         0.10
                                                                    ---------     ---------     ----------     ---------
       Total from investment operations ..........................       0.90          1.65          (0.23)         0.23
                                                                    ---------     ---------     ----------     ---------

    LESS DISTRIBUTIONS:
       Dividends from net investment income(1) ...................      (0.23)        (0.23)         (0.07)        (0.09)
       Dividends from net realized capital gains .................         --            --          (0.01)           --
                                                                    ---------     ---------     ----------     ---------
       Total distributions .......................................      (0.23)        (0.23)         (0.08)        (0.09)
                                                                    ---------     ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD ...................................  $   11.82     $   11.15     $     9.73     $   10.04
                                                                    =========     =========     ==========     =========
TOTAL RETURN(2) ..................................................       8.21%        17.09%         (2.26)%        2.40%
    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
       Net assets, end of period (in 000's) ......................  $  40,458     $  31,600     $   20,759     $  14,221
       Ratio of operating expenses to average net assets(3) ......       0.33%         0.31%          0.30%         0.41%
       Ratio of net investment income to average net assets ......       3.02%         3.48%          3.20%         1.36%
       Portfolio turnover rate ...................................          1%            6%             9%            2%
       Ratio of operating expenses to average net assets without
           fee waivers, expenses reimbursed and/or fees reduced
           by credits allowed by the custodian(3)(4) .............       0.33%         0.36%          0.41%         0.53%

VT CONSERVATIVE BALANCED PORTFOLIO                                CLASS 1
                                                                  ---------
YEARS ENDED DECEMBER 31                                              2000
                                                                  ---------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................  $    9.90
                                                                  ---------

    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ...................................       0.49(6)
       Net realized and unrealized gain/(loss) on investments ..      (0.00)(8)
                                                                  ---------
       Total from investment operations ........................       0.49
                                                                  ---------

    LESS DISTRIBUTIONS:
       Dividends from net investment income(1) .................      (0.49)
       Dividends from net realized capital gains ...............      (0.00)(8)
                                                                  ---------
       Total distributions .....................................      (0.49)
                                                                  ---------
NET ASSET VALUE, END OF PERIOD .................................  $    9.90
                                                                  =========
TOTAL RETURN(2) ................................................       5.03%
    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
       Net assets, end of period (in 000's) ....................   $  8,736
       Ratio of operating expenses to average net assets(3) ....       0.37%
       Ratio of net investment income to average net assets ....       4.99%
       Portfolio turnover rate .................................         67%
       Ratio of operating expenses to average net assets without
           fee waivers, expenses reimbursed and/or fees reduced
           by credits allowed by the custodian(3)(4) ...........       0.44%

----------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)   The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)   Per share numbers have been calculated using the average shares method.

(7)   Annualized.

(8)   Amount represents less than $0.01 per share.

                      See Notes to Financial Statements.

CLASS 2
---------------------------------------------------
  2004           2003          2002         2001(5)
---------     ---------     ---------     ---------
$   13.65     $   12.38     $   12.23     $   12.18

     0.47(6)       0.53(6)       0.38(6)       0.02(6)
     0.36          1.07         (0.15)         0.03
---------     ---------     ---------     ---------
     0.83          1.60          0.23          0.05
---------     ---------     ---------     ---------

    (0.46)        (0.33)        (0.08)           --
       --            --            --            --
---------     ---------     ---------     ---------
    (0.46)        (0.33)        (0.08)           --
---------     ---------     ---------     ---------
$   14.02     $   13.65     $   12.38     $   12.23
=========     =========     =========     =========
     6.24%        13.02%         1.89%         0.41%

$  67,752     $  34,501     $   9,416     $     182
     0.53%         0.55%         0.55%         0.58%(7)
     3.42%         4.08%         3.12%         1.18%(7)
        5%            4%            9%            1%

     0.53%         0.55%         0.55%         0.58%(7)

CLASS 2
---------------------------------------------------
   2004          2003          2002         2001(5)
---------     ---------     ---------     ---------
$   11.11     $    9.71     $   10.04     $    9.92
---------     ---------     ---------     ---------

     0.31(6)       0.33(6)       0.29(6)       0.01
     0.55          1.29         (0.54)         0.11
---------     ---------     ---------     ---------
     0.86          1.62         (0.25)         0.12
---------     ---------     ---------     ---------

    (0.22)        (0.22)        (0.07)           --
       --            --         (0.01)           --
---------     ---------     ---------     ---------

    (0.22)        (0.22)        (0.08)           --
---------     ---------     ---------     ---------
$   11.75     $   11.11     $    9.71     $   10.04
=========     =========     =========     =========
     7.88%        16.83%        (2.47)%        1.21%

$  20,845     $   9,128     $   2,244     $     205
     0.58%         0.56%         0.55%         0.66%(7)
     2.77%         3.23%         2.95%         1.11%(7)
        1%            6%            9%            2%

     0.58%         0.61%         0.66%         0.78%(7)

                       See Notes to Financial Statements.

      Financial Highlights

      For a Portfolio share outstanding throughout each period.

VT BALANCED PORTFOLIO                                                        CLASS 1
                                                                             ----------------------------------------------------
YEARS ENDED DECEMBER 31                                                        2004      2003       2002        2001       2000
                                                                             --------  --------   --------    --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ......................................  $  14.88  $  12.42   $  13.91    $  14.50   $  14.92
                                                                             --------  --------   --------    --------   --------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................................................      0.32(6)   0.33(6)    0.32(6)     0.17(6)    0.41(6)
     Net realized and unrealized gain/(loss) on investments ...............      1.16      2.46      (1.53)      (0.15)     (0.32)
                                                                             --------  --------   --------    --------   --------
     Total from investment operations .....................................      1.48      2.79      (1.21)       0.02       0.09
                                                                             --------  --------   --------    --------   --------
  LESS DISTRIBUTIONS:
     Dividends from net investment income(1) ..............................     (0.28)    (0.33)     (0.28)      (0.25)     (0.43)
     Dividends from net realized capital gains ............................        --        --         --       (0.36)     (0.08)
                                                                             --------  --------   --------    --------   --------
     Total distributions ..................................................     (0.28)    (0.33)     (0.28)      (0.61)     (0.51)
                                                                             --------  --------   --------    --------   --------
NET ASSET VALUE, END OF PERIOD ............................................  $  16.08  $  14.88   $  12.42    $  13.91   $  14.50
                                                                             ========  ========   ========    ========   ========
TOTAL RETURN(2) ...........................................................     10.12%    22.74%     (8.78)%      0.13%      0.49%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000's) .................................  $467,076  $419,273   $334,605    $354,082   $305,399
     Ratio of operating expenses to average net assets(3) .................      0.28%     0.29%      0.29%       0.28%      0.29%
     Ratio of net investment income to average net assets .................      2.13%     2.50%      2.52%       1.22%      2.76%
     Portfolio turnover rate ..............................................         4%        7%        22%          8%        15%
     Ratio of operating expenses to average net assets without fee waivers, expenses reimbursed and/or fees reduced by credits allowed by the
        custodian(3)(4) ..................................................       0.28%     0.29%      0.29%       0.28%      0.29%

VT CONSERVATIVE GROWTH PORTFOLIO                                             CLASS 1
                                                                           ----------------------------------------------------
YEARS ENDED DECEMBER 31                                                      2004       2003      2002        2001       2000
                                                                           --------   --------  --------    --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ....................................  $  15.32   $  12.16  $  14.87    $  16.46    $  17.10
                                                                           --------   --------  --------     -------    --------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..............................................      0.21(6)    0.23(6)    0.23(6)     0.17(6)    0.27(6)
     Net realized and unrealized gain/(loss) on investments .............      1.58       3.23      (2.51)      (0.72)     (0.69)
                                                                           --------   --------   --------    --------   --------
     Total from investment operations ...................................      1.79       3.46      (2.28)      (0.55)     (0.42)
                                                                           --------   --------   --------    --------   --------
  LESS DISTRIBUTIONS:
     Dividends from net investment income(1) ............................     (0.22)     (0.30)     (0.41)      (0.61)     (0.07)
     Dividends from net realized capital gains ..........................        --         --      (0.02)      (0.43)     (0.15)
                                                                           --------   --------   --------    --------   --------
     Total distributions ................................................     (0.22)     (0.30)     (0.43)      (1.04)     (0.22)
                                                                           --------   --------   --------    --------   --------
NET ASSET VALUE, END OF PERIOD ..........................................  $  16.89   $  15.32   $  12.16    $  14.87   $  16.46
                                                                           ========   ========   ========    ========   ========
TOTAL RETURN(2) .........................................................     11.78%     28.74%    (15.52)%     (3.56)%    (2.49)%

  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000's) ...............................  $303,584   $284,165   $ 229,564   $309,608   $293,442
     Ratio of operating expenses to average net assets(3) ...............      0.28%      0.30%       0.29%      0.28%      0.28%
     Ratio of net investment income to average net assets ...............      1.36%      1.75%       1.77%      1.11%      1.59%
     Portfolio turnover rate ............................................        10%        11%         19%         7%        13%
     Ratio of operating expenses to average net assets without fee waivers, expenses reimbursed and/or fees reduced by credits
        allowed by the custodian(3)(4) ..................................      0.28%      0.30%       0.29%      0.28%      0.28%

----------------

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)   The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)   Per share numbers have been calculated using the average shares method.

(7) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

(8)   Annualized.

                      See Notes to Financial Statements.

CLASS 2
-----------------------------------------------------------------
   2004              2003               2002            2001(5)
-----------       -----------       -----------       -----------
$     14.82       $     12.39       $     13.91       $     13.52
-----------       -----------       -----------       -----------
       0.28(6)           0.30(6)           0.29(6)           0.02(6)
       1.16              2.45             (1.53)             0.37(7)
-----------       -----------       -----------       -----------
       1.44              2.75             (1.24)             0.39
-----------       -----------       -----------       -----------

      (0.27)            (0.32)            (0.28)
         --                --                --                --
-----------       -----------       -----------       -----------
      (0.27)            (0.32)            (0.28)               --
-----------       -----------       -----------       -----------
$     15.99       $     14.82       $     12.39       $     13.91
===========       ===========       ===========       ===========
       9.83%            22.46%            (9.00)%            2.88%

$   164,802       $    91,631       $    31,335       $     1,452
       0.53%             0.54%             0.54%             0.53%(8)
       1.88%             2.25%             2.27%             0.97%(8)
          4%                7%               22%                8%

       0.53%             0.54%             0.54%             0.53%(8)

CLASS 2
-------------------------------------------------------------
   2004             2003             2002            2001(5)
----------       ----------       ----------       ----------
$    15.25       $    12.13       $    14.87       $    14.24
----------       ----------       ----------       ----------

      0.17(6)          0.20(6)          0.19(6)          0.01(6)
      1.58             3.20            (2.50)            0.62(7)
----------       ----------       ----------       ----------
      1.75             3.40            (2.31)            0.63
----------       ----------       ----------       ----------

     (0.20)           (0.28)           (0.41)              --
        --               --            (0.02)              --
----------       ----------       ----------       ----------
     (0.20)           (0.28)           (0.43)              --
----------       ----------       ----------       ----------
$    16.80       $    15.25       $    12.13       $    14.87
==========       ==========       ==========       ==========
     11.58%           28.36%          (15.72)%           4.42%

$   73,830       $   40,576       $   14,610       $    1,127
      0.53%            0.55%            0.54%            0.53%(8)
      1.11%            1.50%            1.52%            0.86%(8)
        10%              11%              19%               7%

      0.53%            0.55%            0.54%            0.53%(8)

                       See Notes to Financial Statements.

       Financial Highlights

      For a Portfolio share outstanding throughout each period.

VT STRATEGIC GROWTH PORTFOLIO                                 CLASS 1
                                                              --------------------------------------------------------------------
YEARS ENDED DECEMBER 31                                          2004          2003          2002           2001         2000
                                                              ---------      ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD.......................   $   16.46      $   12.55     $   16.45     $   18.61     $   19.59
                                                              ---------      ---------     ---------     ---------     ---------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income.................................        0.14(6)        0.14(6)       0.15(6)       0.16(6)       0.13(6)
     Net realized and unrealized gain/(loss) on
      investments..........................................        1.96           3.98         (3.47)        (1.27)        (0.84)
                                                              ---------      ---------     ---------     ---------     ---------
     Total from investment operations......................        2.10           4.12         (3.32)        (1.11)        (0.71)
                                                              ---------      ---------     ---------     ---------     ---------

  LESS DISTRIBUTIONS:
     Dividends from net investment income(1)...............       (0.11)         (0.21)        (0.54)        (0.57)        (0.11)
     Dividends from net realized capital gains.............          --             --         (0.04)        (0.48)        (0.16)
                                                              ---------      ---------     ---------     ---------     ---------
     Total distributions...................................       (0.11)         (0.21)        (0.58)        (1.05)        (0.27)
                                                              ---------      ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD.............................   $   18.45      $   16.46     $   12.55     $   16.45     $   18.61
                                                              =========      =========     =========     =========     =========
TOTAL RETURN(2) ...........................................       12.83%         33.07%       (20.53)%       (6.25)%       (3.73)%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000's)..................   $ 130,069      $ 105,077     $  73,936     $  97,401     $  98,431
     Ratio of operating expenses to average net assets(3)..        0.29%          0.31%         0.32%         0.31%         0.30%
     Ratio of net investment income to average net assets..        0.80%          0.99%         1.06%         0.95%         0.67%
     Portfolio turnover rate ..............................           4%             9%           16%            5%           12%
     Ratio of operating expenses to average net assets
        without fee waivers,expenses reimbursed and/or fees
        reduced by credits allowed by the custodian(3)(4)..        0.29%          0.31%         0.32%         0.31%         0.30%

--------------

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)   The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)   Per share numbers have been calculated using the average shares method.

(7) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

(8)   Annualized.


                       See Notes to Financial Statements.

CLASS 2
-------------------------------------------------
 2004          2003         2002        2001(5)
-------     -----------  ----------   -----------
$ 16.42     $ 12.54      $ 16.45       $15.54
-------     -------      -------       ------
   0.09(6)     0.10(6)      0.11(6)      0.01(6)
   1.97        3.98        (3.44)        0.90(7)
-------     -------      -------       ------
   2.06        4.08        (3.33)        0.91
-------     -------      -------       ------
  (0.10)      (0.20)       (0.54)          --
     --          --        (0.04)          --
-------     -------      -------       ------
  (0.10)      (0.20)       (0.58)          --
-------     -------      -------       ------
$ 18.38     $ 16.42      $ 12.54       $16.45
=======     =======      =======       ======
  12.54%      32.76%      (20.59)%       5.86%
$34,129     $14,766      $ 2,676       $  319
   0.54%       0.56%        0.57%        0.56%(8)
   0.55%       0.74%        0.81%        0.70%(8)
      4%          9%          16%           5%
   0.54%       0.56%        0.57%        0.56%(8)

                        See Notes to Financial Statements.

      Notes to Financial Statements

      WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

1. ORGANIZATION AND BUSINESS

WM Variable Trust (the "Trust") was organized as a Massachusetts business trust on January 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of 13 funds and 5 portfolios. The VT Flexible Income, VT Conservative Balanced, VT Balanced, VT Conservative Growth and VT Strategic Growth Portfolios (each a "Portfolio" and collectively, the "Portfolios") are included in this report.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Portfolio may offer two classes of shares: Class 1 shares and Class 2 shares. These shares are issued and redeemed only in connection with investments in, and payments under, variable annuity and variable life insurance contracts (collectively "Variable Insurance Contracts"), as well as certain qualified retirement plans including affiliated plans of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company. At December 31, 2004, "The Washington Mutual Retirement Savings and Investment Plan" held approximately 39%, 27%, 10%, 11% and 36% of the outstanding shares in the VT Flexible Income, VT Conservative Balanced, VT Balanced, VT Conservative Growth and VT Strategic Growth Portfolios, respectively.

Each of the Portfolios invests, within certain percentage ranges, in Class 1 shares of various funds in the Trust and Class I shares of WM High Yield Fund (collectively, the "Underlying Funds"). WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, serves as investment advisor to the Portfolios. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments, including repurchase agreements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at net asset value per Class 1 or Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less are valued at amortized cost which approximates market value.

REPURCHASE AGREEMENTS:

Each Portfolio may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is each Portfolio's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Portfolio enters into repurchase agreements.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis.

Interest income on debt securities is accrued daily. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the classes of that Portfolio based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and distributions of any net capital gains earned by a Portfolio are declared and paid annually.

      WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Portfolios, redesignated distributions and differing characterization of distributions made by each Portfolio. At December 31, 2004, the following adjustments have been reflected in the components of net assets on the "Statement of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                                                               INCREASE
                                              INCREASE/       INCREASE       ACCUMULATED
                                             (DECREASE)     UNDISTRIBUTED    NET REALIZED
                                           PAID-IN CAPITAL  NET INVESTMENT       LOSS
NAME OF PORTFOLIO                              (000S)        INCOME (000S)      (000S)
----------------------------------------   ---------------  --------------   -------------
VT Flexible Income Portfolio............      $    --*          $   3        $    (3)
VT Conservative Balanced Portfolio......           --               2             (2)
VT Balanced Portfolio...................           --*             32            (32)
VT Conservative Growth Portfolio........           (1)             27            (26)
VT Strategic Growth Portfolio...........           --              10            (10)

----------------------
* Amount represents less than $500.

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

It is each Portfolio's policy to meet the diversification requirements of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes.

EXPENSES:

General expenses of the Trust are allocated to all the Funds and Portfolios of the Trust based upon the relative average net assets of each Fund and Portfolio. In addition, the Portfolios will indirectly bear their prorated share of the expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, WM Advisors is entitled to a monthly fee at an annual rate of 0.100% of each Portfolio's average daily net assets.

WM Shareholder Services, Inc. (the "Administrator"), a wholly-owned subsidiary of Washington Mutual, serves as administrator of the Portfolios. For its administrative services to the Portfolios, the Administrator is entitled to a monthly fee at an annual rate of 0.150% of each Portfolio's average daily net assets.

Effective January 1, 2005, the Advisor and the Administrator will change their monthly fees based upon average net assets. The Advisor's monthly fee will be at an annual rate of 0.100% of each Portfolio's average daily net assets up to $1 billion and an annual rate of 0.075% of each Portfolio's average daily net assets over $1 billion. The Administrator's monthly fee will be at an annual rate of 0.150% of each Portfolio's average daily net assets up to $1 billion and an annual rate of 0.125% of each Portfolio's average daily net assets over $1 billion.

      WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

Custodian fees for certain Portfolios have been reduced by credits allowed by the Portfolio's custodian for uninvested cash balances. The Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended December 31, 2004 are shown separately in the "Statements of Operations".

4. TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by WM Advisors, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 42 funds within the WM Group of Funds.

5. DISTRIBUTION PLANS

Each of the Portfolios has adopted a distribution plan, pursuant to Rule 12b-l under the 1940 Act, applicable to Class 2 shares of the Portfolios (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Washington Mutual, may receive a fee at an annual rate of 0.25% of the average daily net assets attributable to Class 2 shares. This fee may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the distribution plan or any agreements related to the plan.

6. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of purchases and proceeds from sales of Underlying Funds for the year ended December 31, 2004, are as follows:

                                       PURCHASES   SALES
NAME OF PORTFOLIO                       (000S)     (000S)
-------------------------------------  ---------  -------
VT Flexible Income Portfolio.........   $ 43,150  $ 9,265
VT Conservative Balanced Portfolio...     18,087      500
VT Balanced Portfolio................    103,817   23,135
VT Conservative Growth Portfolio.....     54,131   35,375
VT Strategic Growth Portfolio........     33,450    5,900

7. COMPONENTS OF DISTRIBUTABLE EARNINGS

At December 31, 2004, the components of distributable earnings on a tax basis and the tax character of distributions paid during 2004 and 2003 are as follows:


                                                                      (IN THOUSANDS)
                                        ------------------------------------------------------------------------
                                        VT FLEXIBLE  VT CONSERVATIVE               VT CONSERVATIVE  VT STRATEGIC
                                          INCOME         BALANCED     VT BALANCED       GROWTH         GROWTH
                                         PORTFOLIO       PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                        -----------  ---------------  -----------  ---------------  ------------
Gross tax unrealized appreciation ....    $19,234        $ 5,563       $ 80,146       $ 47,496         $19,404
Gross tax unrealized depreciation ....         --             --             --        (18,452)         (4,663)
                                          -------        -------       --------       --------         -------
Net tax unrealized
 appreciation/(depreciation) .........    $19,234        $ 5,563       $ 80,146       $ 29,044         $14,741
                                          =======        =======       ========       ========         =======
Undistributed ordinary income ........      7,162          1,512         11,823          4,594         $ 1,070
Undistributed accumulated gains ......    $   270        $   --        $     --       $     --         $    --

Tax Composition of Distributions:

2004
Ordinary income ......................    $ 6,622        $ 1,034       $ 10,418       $  4,723         $   910
Long-term capital gain ...............    $    --        $    --       $     --       $     --         $    --

2003
Ordinary income ......................    $ 3,898        $   610       $  9,912       $  5,750         $ 1,303
Long-term capital gain ...............    $    --        $    --       $     --       $     --         $    --

      WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

8. CAPITAL LOSS CARRYFORWARDS

At December 31, 2004, the following Portfolios have available for federal income tax purposes unused capital losses as follows:

                                                      (IN THOUSANDS)
                                          --------------------------------------
                                          EXPIRING  EXPIRING  EXPIRING  EXPIRING
NAME OF PORTFOLIO                         IN 2009   IN 2010   IN 2011   IN 2012
---------------------------------------   --------  --------  --------  --------
VT Conservative Balanced Portfolio.....    $   --    $   --    $    44   $   --
VT Balanced Portfolio..................     3,740     4,364      3,460    7,358
VT Conservative Growth Portfolio.......        --     5,709      6,564    8,756
VT Strateaic Growth Portfolio..........        --     3,815      1,560    4,447

9. RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and enter into "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. In addition, the VT REIT Fund could be adversely impacted by economic trends in the real estate industry; the VT West Coast Equity Fund by economic trends in the West Coast region; and the WM High Yield Fund by the conditions affecting issuers of lower rated securities.

The officers and Trustees, the Advisor, the Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Underlying Funds of transactions by the Portfolios.

      Report of Independent Registered Public Accounting Firm

      TO THE TRUSTEES AND SHAREHOLDERS OF
      WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Variable Trust Strategic Growth Portfolio, WM Variable Trust Conservative Growth Portfolio, WM Variable Trust Balanced Portfolio, WM Variable Trust Conservative Balanced Portfolio and WM Variable Trust Flexible Income Portfolio (collectively, the "Portfolios") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 18, 2005

      Other Information (unaudited)

1. TAX INFORMATION

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which may qualify for the dividends received deduction available to corporate shareholders.

NAME OF FUND
------------
VT Flexible Income Portfolio...........   4.60%
VT Conservative Balanced Portfolio.....  11.73%
VT Balanced Portfolio..................  19.89%
VT Conservative Growth Portfolio.......  34.93%
VT Strategic Growth Portfolio..........  80.48%

2. TRUSTEES AND OFFICERS INFORMATION

TRUSTEES AND OFFICERS:

NAME, AGE, AND ADDRESS(1)                 LENGTH OF             PRINCIPAL OCCUPATION(S) DURING          OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE(4)            TIME SERVED(2)                   PAST 5 YEARS                     HELD BY TRUSTEE
--------------------------------  -------------------------  ----------------------------------  -----------------------------------
Wayne L. Attwood, M.D.            Composite Funds- 11 years  Retired doctor of internal          None.
Age 75                                 WM Group of           medicine and gastroenterology.
                                      Funds-6 years

Kristianne Blake                   Composite Funds-3 years   CPA specializing in personal        Frank Russell Investment Company;
Age 50                                 WM Group of           financial and tax planning.         Russell Insurance Funds; Avista
                                      Funds-6 years                                              Corporation; St. George's School

Edmond R. Davis, Esq.               Sierra Funds-8 years     Partner at the law firm of Davis &  Braille Institute of America, Inc;
Age 76                                  WM Group of          Whalen LLP. Prior thereto, partner  Children's Bureau of Southern
                                       Funds-6 years         at the law firm of Brobeck,         California, Children's Bureau
                                                             Phlegar & Harrison, LLP.            Foundation; Fifield Manors, Inc.

Carrol R. McGinnis                  Griffin Funds-3 years    Founder of McGinnis Investments.    Baptist Foundation of Texas;
Age 61                                  WM Group of          Prior thereto, President and Chief  Concord Trust Company.
                                       Funds-5 years         Operating  Officer of Transamerica
                                                             Fund Management Company.

Alfred E. Osborne, Jr., Ph.D.       Sierra Funds-7 years     Senior Associate Dean, University   Nordstrom Inc.; K2, Inc.; First
Age 60                                 WM Group of           of California at Los Angeles        Pacific Advisors' Capital, Crescent
                                      Funds-6 years          Anderson Graduate School of         and New Income Funds; EMAK
                                                             Management, and Faculty Director    Worldwide, Inc.; Member of
                                                             of the Harold Price Center for      Investment Company Institute
                                                             Entrepreneurial Studies,            National Board of Governors;
                                                             University of California at Los     Director of Independent Directors
                                                             Angeles.                            Council and Member of Communication
                                                                                                 & Education Committee.

Daniel L. Pavelich                 Composite Funds-1 year    Retired Chairman and CEO of BDO     Catalytic, Inc.; Vaagen Bros.
Age 60                                 WM Group of           Seidman, LLP.                       Lumber, Inc.
                                      Funds-6 years

Jay Rockey                         Composite Funds-3 years   Founder and Senior Counsel of       Downtown Seattle Association; The
Age 76                                 WM Group of           The Rockey Company, now Rockey,     Rainier Club; WSU Foundation
                                      Funds-6 years          Hill & Knowlton.

Richard C. Yancey (Lead Trustee)   Composite Funds-23 years  Retired Managing Director of        AdMedia Partners Inc.; Czech and
Age 78                                  WM Group of          Dillon, Read & Co., an Investment   Slovak American Enterprise Fund
                                       Funds-6 years         Bank  now part of UBS.

NAME, AGE, AND ADDRESS(1)                 LENGTH OF             PRINCIPAL OCCUPATION(S) DURING          OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE(4)                TIME SERVED(2)                   PAST 5 YEARS                     HELD BY TRUSTEE
--------------------------------  -------------------------  ----------------------------------  -----------------------------------
Anne V. Farrell                    Composite Funds-4 years   President Emeritus of the Seattle   Washington Mutual, Inc.; REI
Age 69                                   WM Group of         Foundation.
                                        Funds-6 years

Michael K. Murphy                  Composite Funds-3 years   Chairman of CPM Development         Washington Mutual, Inc.
Age 67                                   WM Group of         Corporation.
                                        Funds-6 years

William G. Papesh,                 Composite Funds-9 years   President and Director of the       Member of Investment Company
President and CEO                         WM Group of        Advisor, Transfer Agent and         Institute Board of Governors.
Age 61                                   Funds-6 years       Distributor.

                                      POSITION(S) HELD WITH REGISTRANT
NAME, AGE, AND ADDRESS(1)                          &                                    PRINCIPAL OCCUPATION(S) DURING
OF OFFICER(4)                              LENGTH OF TIME  SERVED                                PAST 5 YEARS
--------------------------          -------------------------------------        ---------------------------------------------
Wendi B. Bernard                    Assistant Vice President and                 Assistant Vice President of the Advisor.
Age 36                              Assistant Secretary since 2003.

Jeffrey L. Lunzer, CPA              First Vice President, Chief                  First Vice President of the Advisor,
Age 43                              Financial Officer and                        Transfer Agent and Distributor. Prior to
                                    Treasurer since 2003.                        2003, senior level positions at the
                                                                                 Columbia Funds and Columbia Management Co.

William G. Papesh                   President and CEO since 1987. Prior          President and Director of the Advisor,
Age 61                              to 1987, other officer positions             Transfer Agent and Distributor.
                                    since 1972.

Gary Pokrzywinski                   Senior Vice President since 2004.            Senior Vice President and Director of
Age 43                              Prior to 2004, other officer                 the Advisor, Transfer Agent and
                                    positions held since 1999.                   Distributor.

Debra Ramsey                        Senior Vice President since 2004.            Senior Vice President and Director of
Age 51                                                                           the Advisor, Transfer Agent and  Distributor.

John T. West                        First Vice President, Secretary, Chief       First Vice President of the Advisor,
Age 49                              Compliance Officer and Anti-Money            Transfer Agent and Distributor.
                                    Laundering Compliance Officer since
                                    2004. Prior to 2004, other officer
                                    positions held since 1993.

Randall L. Yoakum                   Senior Vice President since 2001.            Senior Vice President, Chief Investment
Age 44                              Prior to 2001, other officer                 Strategist of the Advisor. Director of the
                                    positions held since 1999.                   Advisor, Transfer Agent and Distributor from
                                                                                 1999 to 2004. Prior thereto, senior
                                                                                 positions at D.A. Davidson and Boatmen's
                                                                                 Trust.

__________

Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.

(2) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

(4) The Trustees oversee 42 Portfolios and Funds in the Fund Complex. Each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.

3. PORTFOLIO INFORMATION

SCHEDULES OF INVESTMENTS

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Forms N-Q. The Trusts' Forms N-Q are available, without charge and upon request, by calling 1-800-222-5852. The Trusts' Form N-Q are also available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities held by the Fund are included in the Trust's Statement of Additional Information which is available, without charge and upon request, by calling 1-800-222-5852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.wmgroupoffunds.com. This information is also available at http://www.sec.gov.

[WM VARIABLE TRUST LOGO]

Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost.

This annual report is published for the general information of the shareholders of the WM Variable Trust. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the contract. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please call 800-222-5852.

The WM Variable Trust Funds are advised by WM Advisors, Inc. (WMAI). They are available through variable insurance products distributed by WM Funds Distributor, Inc. (WMFD) and sold through WM Financial Services, Inc. (WMFS) and independent broker/ dealers. WMAI, WMFD, and WMFS are affiliates of Washington Mutual, Inc.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

[WM VARIABLE TRUST LOGO]

WM Funds Distributor, Inc.
12009 Foundation Place, Suite 350
Gold River, CA 95670

                                                                    PRESORTED
                                                                    STANDARD
                                                                 US POSTAGE PAID
                                                                 LOS ANGELES, CA
                                                                   PERMIT #1831

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, a copy of which is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that there is at least one Trustee who is an audit committee financial expert serving on its Audit Committee and has designated Daniel L. Pavelich as an "audit committee financial expert." Mr. Pavelich is "independent," as such term has been defined by the Securities and Exchange Commission (the "SEC") for purposes of implementing
Section 407 of the Sarbanes Oxley Act of 2002. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

2003              2004
----              ----
$400,660         $456,700

(b) Audit-Related Fees

2003              2004
----              ----
None              None

For the last two fiscal years, no audit-related fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees

2003              2004
----              ----
$38,190          $39,295


The tax fees consist of fees billed in connection with reviewing the federal regulated investment company income tax returns for WM Variable Trust for the tax years ended December 31, 2003 and December 31, 2004.

For the last two fiscal years, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

For the last two fiscal years, no other fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Pre-approval Policies and Procedures

Pursuant to the Audit Committee charter, the Audit Committee of the registrant will review and pre-approve or disapprove its principal accountant's engagement for all services with the registrant and its principal accountant's engagement for non-audit services with the registrant's investment advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the funds in accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended December 31, 2004, the registrant's principal accountant billed aggregate non-audit fees in the amount of $39,000 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc. For the fiscal year ended December 31, 2003, the registrant's principal accountant billed aggregate non-audit fees in the amount of $435,350 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc.

(h) The Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) Registrant's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto at Exhibit 99.CODE ETH.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

WM Variable Trust

By: /s/ Jeffrey L. Lunzer
    Jeffrey L. Lunzer
    Treasurer and Chief Financial Officer
    March 4, 2005

By: /s/ William G. Papesh
    William G. Papesh
    President and Chief Executive Officer
    March 4, 2005